UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:          811-04852

Victory Portfolios

(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio                  44144

(Address of principal executive offices)                                (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-539-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

December 31, 2021

Annual Report

Victory INCORE Investment Quality Bond Fund

Victory INCORE Low Duration Bond Fund

Victory High Yield Fund

Victory Tax-Exempt Fund

Victory High Income Municipal Bond Fund

Victory Floating Rate Fund

Victory Strategic Income Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Managers' Commentary / Investment Overview (Unaudited)	5
Investment Objectives and Portfolio Holdings (Unaudited)	22
Schedules of Portfolio Investments
Victory INCORE Investment Quality Bond Fund	29
Victory INCORE Low Duration Bond Fund	39
Victory High Yield Fund	47
Victory Tax-Exempt Fund	54
Victory High Income Municipal Bond Fund	58
Victory Floating Rate Fund	63
Strategic Income Fund	73
Financial Statements
Statements of Assets and Liabilities	80
Statements of Operations	83
Statements of Changes in Net Assets	86
Financial Highlights	94
Notes to Financial Statements	108
Report of Independent Registered Public Accounting Firm	126
Supplemental Information (Unaudited)	127
Trustee and Officer Information	127
Proxy Voting and Portfolio Holdings Information	130
Expense Examples	130
Additional Federal Income Tax Information	132
Advisory Contract Approval	133
Privacy Policy (inside back cover)

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

800-235-8396 for Member Class

Visit our website at:

www.vcm.com

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class) or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

Victory Portfolios

Victory INCORE Investment Quality Bond Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The main themes for 2021 were the reopening of the economy and the debate over transitory versus persistent inflation. Inflation has proven much more persistent than the U.S. Federal Reserve had previously expected, and consumer and business behavior is changing in response. Supply chains are being on-shored or near-shored for reliability in a move away from "just-in-time." Labor scarcity is contributing to delays and pushing wages higher. Looking at the positives, corporate fundamentals have been improving and default rates are expected to remain low. Companies have shown resilience through the pandemic as profitability has expanded amidst rising costs. Revenue and earnings before interest, taxes, depreciation, and amortization (EBITDA) have quickly recovered above pre-COVID-19 levels, and leverage is trending lower from its peak in 2020. For the year, the Bloomberg U.S. Treasuries Index returned -2.32% while the Bloomberg US Aggregate Bond Index (the "Index") returned -1.54%, their first negative performance since the taper-tantrum of 2013, albeit, after two back-to-back years of solid, high-single-digit returns in fixed income. The ICE BofAML Investment Grade Convertible Bond Index returned 10.42% for the year, while U.S. equity indices continued to perform well, with total returns between 20% — 30% for the year.

How did Victory INCORE Investment Quality Bond Fund (the "Fund") perform during the reporting period?

The Fund returned -0.37% (Class A at net asset value) for the fiscal year ended December 31, 2021, outperforming the Index, which returned -1.54% during the reporting period.

What strategies did you employ during the reporting period?

The Fund started the fourth quarter of 2021 underweight U.S. Treasurys and mortgage-backed securities, with corresponding overweight allocations to investment-grade corporate bonds, high-yield corporate bonds, and investment-grade convertible bonds. We maintain a corporate credit overweight as corporate fundamentals have been improving and default rates are expected to remain low. The Fund's shorter relative duration position and overweight to investment-grade convertible bonds contributed positively, while an overweight to corporate bonds detracted. Allocations to credit, investment-grade convertible bonds, as well as a shorter-duration position relative to the Index contributed positively throughout the year. In addition, the Fund's employment of a derivatives strategy overlay to efficiently manage the overall portfolio risks associated with the Fund's strategy contributed positively to performance during the year.

Victory Portfolios

Victory INCORE Investment Quality Bond Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg US Aggregate Bond Index[1]
One Year	–0.37%	–2.64%	–1.23%	–2.21%	–0.77%	–0.22%	–1.54%
Five Year	3.51%	3.03%	2.61%	2.61%	3.07%	3.74%	3.57%
Ten Year	3.04%	2.81%	2.17%	2.17%	2.62%	3.25%	2.90%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Investment Quality Bond Fund — Growth of $10,000

1The Bloomberg US Aggregate Bond Index covers the U.S. investment-grade-rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Portfolios

Victory INCORE Low Duration Bond Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The main themes for 2021 were the reopening of the economy and the debate over transitory versus persistent inflation. Inflation has proven much more persistent than the U.S. Federal Reserve had previously expected, and consumer and business behavior is changing in response. Supply chains are being on-shored or near-shored for reliability in a move away from "just-in-time." Labor scarcity is contributing to delays and pushing wages higher. Looking at the positives, corporate fundamentals have been improving and default rates are expected to remain low. Companies have shown resilience through the pandemic as profitability has expanded amidst rising costs. Revenue and earnings before interest, taxes, depreciation, and amortization (EBITDA) have quickly recovered above pre-COVID-19 levels, and leverage is trending lower from its peak in 2020. For the year, the Bloomberg U.S. Treasuries Index returned -2.32% while the Bloomberg US Aggregate Bond Index returned -1.54%, their first negative performance since the taper-tantrum of 2013, albeit, after two back-to-back years of solid, high-single-digit returns in fixed income. The ICE BofAML Investment Grade Convertible Bond Index returned 10.42% for the year, while U.S. equity indices continued to perform well, with total returns between 20% — 30% for the year.

How did Victory INCORE Low Duration Bond Fund (the "Fund") perform during the reporting period?

The Fund returned 0.71% (Class A at net asset value) for the fiscal year ended December 31, 2021, outperforming the Bloomberg U.S. 1-3 Year Government Bond Index (the "Index"), which returned -0.60% during the reporting period.

What strategies did you employ during the reporting period?

The Fund started the fourth quarter of 2021 underweight U.S. Treasurys and mortgage-backed securities, with corresponding overweight allocations to investment-grade corporate bonds, high-yield corporate bonds, and investment-grade convertible bonds. We maintained a corporate credit overweight as corporate fundamentals have been improving and default rates are expected to remain low. The Fund's shorter relative duration position and overweight to investment-grade convertible bonds contributed positively, while an overweight to corporate bonds detracted. Allocations to credit, investment-grade convertible bonds, as well as a shorter duration position relative to the Index contributed positively throughout the year. In addition, the Fund's employment of a derivatives strategy overlay to efficiently manage the overall portfolio risks associated with the Fund's strategy contributed positively to performance during the year.

Victory Portfolios

Victory INCORE Low Duration Bond Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y
INCEPTION DATE	7/30/03		7/30/03		7/30/03	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg U.S. Government 1-3 Year Bond Index[1]
One Year	0.71%	–1.51%	–0.07%	–1.07%	0.29%	0.94%	–0.60%
Five Year	2.04%	1.58%	1.28%	1.28%	1.64%	2.28%	1.62%
Ten Year	1.62%	1.39%	0.85%	0.85%	1.21%	1.86%	1.10%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Low Duration Bond Fund — Growth of $10,000

1The Bloomberg U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Portfolios

Victory High Yield Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Riskier asset classes were rewarded in 2021, particularly stocks, with the S&P 500® Index returning a stunning 28.71% for the year. This was equally applicable in fixed income, with high-yield bonds and leveraged loans outperforming, as most major fixed income indexes posted negative returns for the year. The 10-year U.S. Treasury returned -3.6%.

Even as the U.S. Federal Reserve (the "Fed") began to shift its focus from stimulus to inflation control late in the year, it is hard to overstate the influence of its accommodation on the markets. This supportive monetary policy was combined with strong economic growth, rising corporate earnings, and falling unemployment rates to help markets counter the continued impact of COVID-19, labor shortages, political gridlock, and supply chain disruptions.

The year began on a hopeful note, with COVID-19 vaccines rolling out and economic growth far outpacing expectations. But growth was tempered by vaccine shortages early in the year, followed by COVID-19 variant spikes and surging inflation later in the year. The Fed continued to exert a steadying influence on securities markets, but political stalemate clouded the fate of economic recovery legislation.

Through it all, investors stayed tuned to clear messages from strong revenue growth, improving margins, and healthier balance sheets. Reduced debt levels, falling default rates, higher profits, and ratings upgrades were particularly beneficial in the high-yield and leveraged-loan markets, where fixed income investors flocked in search of higher yields and lower interest rate risk.

The default rate is typically the biggest driver of returns in the below-investment-grade sphere, and it ended the year under 0.5%, which is substantially below historical averages and below similar points in past economic recoveries.

How did Victory High Yield Bond Fund (the "Fund") perform during the reporting period?

The Fund returned 4.86% (Class A at net asset value) for the fiscal year ended December 31, 2021, underperforming the Bloomberg U.S. Corporate High Yield Bond Index (the "Index"), which returned 5.28%.

What strategies did you employ during the reporting period?

The Fund's management team takes a bottom-up approach to evaluating investments. We look for companies with strong free cash flow or situations in which our analysis finds less risk and more potential positive catalysts than the market is pricing in. We analyze each situation and layer it over our larger market views, favoring some sectors for their cyclical strength during the ongoing economic rebound and others because of more secular, long-term trends.

The Fund had exposure to some sectors that were particularly volatile at certain times during the year. Security selection in CCC-rated bonds and the Media and Entertainment sector detracted from performance relative to the Index during the year. The Fund's out-of-index exposure to leveraged loans and security selection in B-rated bonds contributed to relative performance.

Victory Portfolios

Victory High Yield Fund (continued)

Managers' Commentary (continued)

As the name suggests, the interest rates on floating-rate loans can increase in tandem with rising rates in the market, which gives them potential to not only mitigate duration risk but also to benefit as market rates increase and the Fed tightens monetary policy.

Even as interest rates rise, potentially making some bonds less attractive and putting some heavily indebted companies at risk, we still believe there are attractive opportunities given the historically low default rate, improving credit fundamentals, and extraordinary amounts of cash on the sidelines. We believe our exposure to floating-rate loans was appropriate during 2021 and positions the portfolio to benefit over time.

Victory Portfolios

Victory High Yield Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y
INCEPTION DATE	9/1/98		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg US Corporate High Yield Index[1]
One Year	4.86%	2.46%	4.26%	3.27%	4.55%	5.31%	5.28%
Five Year	7.41%	6.90%	6.68%	6.68%	7.06%	7.70%	6.30%
Ten Year	6.68%	6.43%	5.94%	5.94%	6.30%	6.95%	6.83%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory High Yield Fund — Growth of $10,000

1The Bloomberg US Corporate High Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high-yield debt market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Portfolios

Victory Tax-Exempt Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The municipal market faced several headwinds in 2021; however, it also benefited from several tailwinds that drove returns of 1.52% for the broad municipal market index (Bloomberg Municipal Bond Index (the "Index")) in 2021. While these returns trailed last year's, they were relatively better than most other U.S.-based fixed-income asset classes that had negative returns in 2021. Throughout 2021, the major headwinds faced by the municipal market were: rising U.S. Treasury yields (rising yields = falling bond prices), rising inflation, low municipal / U.S. Treasury ratios (i.e., relatively expensive municipal bonds), and low absolute yields. The predominant tailwinds that helped municipal bonds included: record setting fund flows into municipal bond mutual funds, improved pricing on lower-rated municipal bonds, significant stimulus for state and local governments, and an improvement in the average credit quality of the municipal market.

How did the Victory Tax-Exempt Fund (the "Fund") perform during the reporting period?

The Fund returned 3.94% (Class A at net asset value) for the fiscal year ended December 31, 2021, outperforming the Index, which returned 1.52% for the reporting period.

What strategies did you employ during the reporting period?

The Fund tends to be more credit-heavy than the Index, holding more BBB-category rated (the lowest category, highest risk level of investment grade) bonds than the Index. We overweight these credits to provide additional tax-free income to our investors. These bonds performed well in 2021, as demand for municipal bonds was strong, BBB bonds offered attractive yields, and the creditworthiness of BBB bonds strengthened throughout the year. This dynamic helped drive the Fund's relative outperformance in 2021. Lastly, the Fund reduced its weighting to its Top Ten issuers to increase the portfolio's diversification.

The largest detractors from relative performance were interest rates and our allocation to cash. The Fund's longer duration detracted from performance as interest rates increased in 2021. The Fund's allocation to cash detracted from performance as low interest rates on very short-term investments lagged the Index.

We remain committed to our core competency of evaluating, taking, and managing credit risk in the municipal market. We continue to build our portfolios bond-by-bond, relying on our assessment of fundamental credit risk and attempting to capture and distribute incremental yield that will drive higher long-term income to our investors. While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term.

Victory Portfolios

Victory Tax-Exempt Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class Y
INCEPTION DATE	2/16/93		8/7/00		5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg Municipal Bond Index[1]
One Year	3.94%	1.59%	3.13%	2.15%	4.06%	1.52%
Five Year	5.31%	4.83%	4.47%	4.47%	5.42%	4.17%
Ten Year	3.81%	3.57%	2.99%	2.99%	3.94%	3.72%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Tax-Exempt Fund — Growth of $10,000

1The Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Portfolios

Victory High Income Municipal Bond Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The municipal market faced several headwinds in 2021; however, it also benefited from several tailwinds that drove returns of 1.52% for the broad municipal market index (Bloomberg Municipal Bond Index (the "Index") in 2021. While these returns trailed last year's, they were relatively better than most other U.S.-based fixed- income asset classes that had negative returns in 2021. Throughout 2021, the major headwinds faced by the municipal market were: rising U.S. Treasury yields (rising yields = falling bond prices), rising inflation, low municipal / U.S. Treasury ratios (i.e., relatively expensive municipal bonds), and low absolute yields. The predominant tailwinds that helped municipal bonds included: record setting fund flows into municipal bond mutual funds, improved pricing on lower-rated municipal bonds, significant stimulus for state and local governments, and an improvement in the average credit quality of the municipal market.

How did the Victory High Income Municipal Bond Fund (the "Fund") perform during the reporting period?

The Fund returned 5.91% (Class A at net asset value) for the fiscal year ended December 31, 2021, outperforming the Index, which returned 1.52% during the reporting period.

What strategies did you employ during the reporting period?

The Fund tends to be more credit-heavy than the Index, holding more BBB-category rated (the lowest category, highest risk level of investment grade) and high-yield (non-investment grade) bonds than the Index. We overweight these credits to provide additional tax-free income to our investors. These bonds performed well in 2021, as demand for municipal bonds was strong, lower-rated bonds offered attractive yields, and the creditworthiness of lower-rated bonds strengthened throughout the year. This dynamic helped drive the Fund's relative outperformance in 2021. Lastly, the Fund increased its number of holdings and reduced its weighting to its Top Ten issuers to increase the portfolio's diversification.

The largest detractors from relative performance were interest rates and our allocation to cash. The Fund's longer duration detracted from performance as interest rates increased in 2021. The Fund's allocation to cash detracted from performance as low interest rates on very short-term investments lagged the Index.

We remain committed to our core competency of evaluating, taking, and managing credit risk in the municipal market. We continue to build our portfolios bond-by-bond, relying on our assessment of fundamental credit risk and attempting to capture and distribute incremental yield that will drive higher long-term income to our investors. While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term.

Victory Portfolios

Victory High Income Municipal Bond Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class Y	Member Class
INCEPTION DATE	12/31/09		12/31/09		12/31/09	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Municipal Bond Index[1]	Bloomberg High Yield Municipal Bond Index[2]
One Year	5.91%	3.53%	5.12%	4.12%	6.16%	6.07%	1.52%	7.77%
Five Year	5.69%	5.21%	4.89%	4.89%	5.93%	NA	4.17%	7.53%
Ten Year	4.73%	4.49%	3.92%	3.92%	4.97%	NA	3.72%	6.72%
Since Inception	NA	NA	NA	NA	NA	8.92%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory High Income Municipal Bond Fund — Growth of $10,000

1The Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The Bloomberg High Yield Municipal Bond Index is generally considered to be representative of the investable universe of the U.S high-yield municipal debt market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Portfolios

Victory Floating Rate Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Riskier asset classes were rewarded in 2021, particularly stocks, with the S&P 500® Index returning a stunning 28.71% for the year. This was equally applicable in fixed income, with leveraged loans and high-yield bonds outperforming as most major fixed-income indexes posted negative returns for the year. The 10-year U.S. Treasury returned -3.6%.

Even as the U.S. Federal Reserve (the "Fed") began to shift its focus from stimulus to inflation control late in the year, it is hard to overstate the influence of its accommodation on the markets. Supportive monetary policy was combined with strong economic growth, rising corporate earnings, and falling unemployment rates to help markets counter the continued impact of COVID-19, labor shortages, political gridlock, and supply chain disruptions.

The year began on a hopeful note, with COVID-19 vaccines rolling out and economic growth far outpacing expectations. But growth was tempered by vaccine shortages early in the year followed by COVID-19 variant spikes and surging inflation later in the year. The Fed continued to exert a steadying influence on securities markets, but political stalemate clouded the fate of economic recovery legislation.

Through it all, investors stayed tuned to clear messages from strong revenue growth, improving margins and healthier balance sheets. Reduced debt levels, falling default rates, higher profits, and ratings upgrades were particularly beneficial in the high-yield and leveraged-loan markets, where fixed income investors flocked in search of higher yields and lower interest rate risk.

The default rate is typically the biggest driver of returns in the below-investment-grade sphere, and leveraged loans ended the year at 0.65%, which is substantially below historical averages and below similar points in past economic recoveries.

How did Victory Floating Rate Fund (the "Fund") perform during the reporting period?

The Fund returned 3.89% (Class A at net asset value) for the fiscal year ended December 31, 2021, underperforming the S&P/LSTA Leveraged Loan Index (the "Index"), which returned 5.20% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's management team takes a bottom-up approach to evaluating investments. We look for companies with strong free cash flow or situations in which our analysis finds less risk and more potential positive catalysts than the market is pricing in. We analyze each situation and layer it over our larger market views, favoring some sectors for their cyclical strength during the ongoing economic rebound and others because of more secular, long-term trends.

The Fund had exposure to some sectors that were particularly volatile at certain times during the year. An overweight and security selection in the media and entertainment sector detracted from performance relative to the Index. So did security selection in B-rated loans and bonds rated CCC and below. However, the Fund's out-of-index exposure to high yield bonds was an overall contributor to relative performance. Other contributors included security selection in loans rated B and above, and security selection in the Energy sector.

Victory Portfolios

Victory Floating Rate Fund (continued)

Managers' Commentary (continued)

As the name suggests, the interest rates on floating-rate loans can increase in tandem with rising rates in the market, which gives them potential to not only mitigate duration risk but also to benefit from increasing interest rates.

An allocation to high-yield bonds has long been a mainstay of our strategy because it offers enhanced liquidity and flexibility to choose the most attractive way to investment in the companies we favor.

Even as interest rates rise, potentially putting some heavily indebted companies at risk, we still believe there are attractive opportunities given the historically low default rate, improving credit fundamentals, and large sums of cash on the sidelines. We expect strong investor demand for floating-rate loans as market rates rise.

Victory Portfolios

Victory Floating Rate Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y	Member Class
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P/LSTA U.S. Leveraged Loan Index[1]
One Year	3.89%	1.50%	3.05%	2.05%	3.40%	4.12%	4.15%	5.20%
Five Year	4.42%	3.95%	3.57%	3.57%	3.83%	4.62%	NA	4.27%
Ten Year	4.45%	4.21%	3.62%	3.62%	3.90%	4.67%	NA	4.69%
Since Inception	NA	NA	NA	NA	NA	NA	7.39%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Floating Rate Fund — Growth of $10,000

1The S&P/LSTA U.S. Leveraged Loan Index covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar-denominated institutional leveraged loans. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Portfolios

Victory Strategic Income Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The S&P 500® Index returned a stunning 28.71% for the year. Riskier assets also outperformed in fixed income, with high-yield bonds and leveraged loans outperforming as most major fixed-income indexes posted negative returns for the year. The 10-year U.S. Treasury returned -3.6% in 2021.

Even as the U.S. Federal Reserve (the "Fed") began to shift its focus from stimulus to inflation control late in the year, it is hard to overstate the influence of its support on the markets. Fed stimulus combined with strong economic growth, rising corporate earnings, and falling unemployment rates to help key segments of the securities markets repel the damage from resurgent COVID-19 infections, spiking inflation, labor shortages, political gridlock, and supply chain disruptions.

The year began on a hopeful note, with COVID-19 vaccines rolling out and economic growth far outpacing expectations. The economy kept growing throughout the year, and companies reported healthy revenue growth, improving margins and profits, and healthier balance sheets. But growth, which had been tempered by vaccine shortages early in the year, lost some momentum in the third and fourth quarters due to COVID-19 variant spikes, supply chain disruptions, and surging inflation.

The Fed continued to exert a steadying influence on securities markets as it took a measured and predictable approach to winding down stimulus, but on the fiscal policy side political stalemate clouded the fate of economic recovery legislation.

How did Victory Strategic Income Fund (the "Fund") perform during the reporting period?

The Fund returned -0.20% (Class A at net asset value) for the fiscal year ended December 31, 2021, outperforming the Bloomberg US Aggregate Bond Index (the "Index"), which returned -1.54% for the reporting period.

What strategies did you employ during the reporting period?

An overweight in corporate debt has long been a mainstay of our strategy, and while we still don't view strongly defensive portfolio positioning as warranted, we believe that inflation, rising interest rates, and the highly contagious new COVID-19 Omicron variant may intensify economic and investment risks in the short to medium term. We adjusted our risk exposures accordingly late in the year, largely by favoring less-volatile sectors within investment-grade corporate bonds.

We maintained out-of-index exposures to high-yield bonds and leveraged loans, which generated attractive yields and contributed to performance relative to the Index during the year. In addition, since the adjustable rates on loans increase as market rates rise, loans also arguably provide some protection against rate increases. Default rates, which are key in high-yield and leveraged-loan investing, are historically low and expected to remain so in 2022.

Victory Portfolios

Victory Strategic Income Fund (continued)

Managers' Commentary (continued)

We brought duration, a measure of a bond's sensitivity to interest rate changes, more into line with the Index in the second half for the year, but duration and yield curve positioning detracted from relative performance for the full year.

Given uncertainty about rising rates and the potential for rate volatility, we had a less positive outlook on U.S. Treasurys and mortgage-backed securities in 2021.

In addition, the Fund's employment of a derivatives strategy overlay to efficiently manage the overall portfolio risk associated with the Fund's strategy contributed negatively to performance during the year.

We believe that with a strong and predictable hand from central banks and a thoughtful approach to increased market risks, there is still more upside than downside potential in some traditionally riskier segments of the market, and we continue to carefully analyze potential opportunities for the Fund.

Victory Portfolios

Victory Strategic Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg US Aggregate Bond Index[1]
One Year	–0.20%	–2.43%	–1.07%	–2.03%	–0.68%	0.01%	–1.54%
Five Year	4.41%	3.94%	3.57%	3.57%	3.98%	4.64%	3.57%
Ten Year	3.84%	3.60%	3.02%	3.02%	3.41%	4.07%	2.90%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Strategic Income Fund — Growth of $10,000

1The Bloomberg US Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory INCORE Low Duration Bond Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income consistent with preservation of capital.

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory High Yield Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide current income. Capital appreciation is a secondary objective.

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Tax-Exempt Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital.

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory High Income Municipal Bond Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high current income exempt from federal income taxes with a secondary objective of capital appreciation.

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Floating Rate Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Petco Health and Wellness Co., Inc., Initial Term Loans, First Lien	1.8%
The Michaels Cos., Inc., Term B Loans, First Lien	1.7%
AAdvantage Loyalty IP Ltd., Initial Term Loan, First Lien	1.7%
iHeartCommunications, Inc., Term Loans, First Lien	1.6%
SWF Holdings Corp., Initial Term Loans, First Lien	1.6%
CP ATLAS BUYER, Inc., Term B Loans, First Lien	1.5%
ACProducts, Inc., Initial Term Loans, First Lien	1.3%
Air Canada, Term Loan, First Lien	1.3%
The Hertz Corp., Initial Term B Loans, First Lien	1.2%
SRS Distribution, Inc., 2021 Refinancing Term Loans, First Lien	1.2%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Strategic Income Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high current income with a secondary objective of capital appreciation.

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (3.6%)
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 6/15/27, Callable 10/15/23 @ 100	$125,000	$124,855
GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class C, 1.28%, 1/19/27, Callable 10/16/24 @ 100	105,000	103,530
Santander Drive Auto Receivables Trust, Series 2021-4, Class C, 1.26%, 2/16/27, Callable 9/15/25 @ 100	100,000	98,932
Santander Retail Auto Lease Trust, Series 2021-A, Class C, 1.14%, 3/20/26, Callable 4/20/24 @ 100 (a) (b)	287,000	284,286
Westlake Automobile Receivables Trust, Series 2021-1A, Class C, 0.95%, 3/16/26, Callable 3/15/24 @ 100 (b)	142,000	141,029
Westlake Automobile Receivables Trust, Series 2021-2A, Class C, 0.89%, 7/15/26, Callable 10/15/24 @ 100 (b)	136,000	133,644
Total Asset-Backed Securities (Cost $894,903)		886,276
Collateralized Mortgage Obligations (1.0%)
BANK, Series 2020-BN26, Class AS, 2.69%, 3/15/63, Callable 3/15/30 @ 100	130,000	132,695
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AS, 2.92%, 1/15/53, Callable 2/15/30 @ 100	117,000	121,144
Total Collateralized Mortgage Obligations (Cost $254,189)		253,839
Preferred Stocks (5.1%)
Financials (2.2%):
AMG Capital Trust II, 10/15/37, 5.15%	2,435	142,393
Bank of America Corp., Series L, 7.25% (a) (c)	112	161,885
KKR & Co., Inc., Series C, 9/15/23, 6.00% (d)	990	92,218
Wells Fargo & Co., Series L, 7.50% (c)	95	141,600
		538,096
Health Care (0.1%):
Danaher Corp., Series B, 4/15/23, 5.00% (d)	17	29,549
Industrials (0.5%):
Stanley Black & Decker, Inc., 11/15/22, 5.25% (d)	1,201	131,137
Utilities (2.3%):
American Electric Power Co., Inc., 8/15/23, 6.13%	655	34,453
CenterPoint Energy, Inc., 9/15/29, 4.57%	455	26,476
Dominion Energy, Inc., Series A, 6/1/22, 7.25%	1,180	118,755
DTE Energy Co., 11/1/22, 6.25%	1,765	90,615
NextEra Energy, Inc., 3/1/23, 5.28%	2,875	165,428
NiSource, Inc., 3/1/24, 7.75%	85	9,519
The Southern Co., Series 2019, 8/1/22, 6.75%	1,962	105,458
		550,704
Total Preferred Stocks (Cost $1,169,710)		1,249,486

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Corporate Bonds (51.6%)
Communication Services (2.3%):
AT&T, Inc. 4.25%, 3/1/27, Callable 12/1/26 @ 100 (a)	$46,000	$51,048
1.65%, 2/1/28, Callable 12/1/27 @ 100 (d)	51,000	49,945
5.15%, 11/15/46, Callable 5/15/46 @ 100 (a)	126,000	160,397
CenturyLink, Inc., 6.75%, 12/1/23	50,000	53,956
Comcast Corp. 3.45%, 2/1/50, Callable 8/1/49 @ 100	70,000	74,787
2.80%, 1/15/51, Callable 7/15/50 @ 100	56,000	53,522
Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06 (b)	62,000	62,166
Verizon Communications, Inc. 3.38%, 2/15/25 (a)	38,000	40,389
3.55%, 3/22/51, Callable 9/22/50 @ 100 (a)	20,000	21,621
		567,831
Consumer Discretionary (7.5%):
Aptiv PLC, 5.40%, 3/15/49, Callable 9/15/48 @ 100	34,000	45,101
Booking Holdings, Inc., 0.75%, 5/1/25 (a) (d)	120,000	176,621
Dana, Inc., 5.63%, 6/15/28, Callable 6/15/23 @ 102.81	48,000	50,999
Expedia Group, Inc. 3.60%, 12/15/23, Callable 11/15/23 @ 100	87,000	90,445
2/15/26 (b) (d)	120,000	138,666
Ford Motor Co., 3/15/26 (b)	40,000	55,045
General Motors Co., 4.88%, 10/2/23 (a)	96,000	101,985
Hilton Domestic Operating Co., Inc., 4.88%, 1/15/30, Callable 1/15/25 @ 102.44	48,000	51,567
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 4/1/27, Callable 4/1/22 @ 102.44	55,000	56,789
Lear Corp., 3.50%, 5/30/30, Callable 2/28/30 @ 100	18,000	19,165
Lennar Corp., 5.00%, 6/15/27, Callable 12/15/26 @ 100	93,000	105,466
Marriott International, Inc., 3.60%, 4/15/24, Callable 3/15/24 @ 100	142,000	148,712
Meritage Homes Corp., 6.00%, 6/1/25, Callable 3/1/25 @ 100	27,000	30,191
Murphy Oil USA, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (b)	43,000	42,735
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	73,000	87,743
NVR, Inc. 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	126,000	127,813
3.00%, 5/15/30, Callable 11/15/29 @ 100	118,000	122,590
PulteGroup, Inc., 5.00%, 1/15/27, Callable 10/15/26 @ 100 (d)	100,000	114,307
Ross Stores, Inc. 3.38%, 9/15/24, Callable 6/15/24 @ 100	70,000	73,268
0.88%, 4/15/26, Callable 3/15/26 @ 100	53,000	51,453
Whirlpool Corp., 2.40%, 5/15/31, Callable 2/15/31 @ 100	80,000	80,150
Yum! Brands, Inc., 3.63%, 3/15/31, Callable 12/15/30 @ 100	73,000	72,772
		1,843,583
Consumer Staples (2.3%):
7-Eleven, Inc., 0.80%, 2/10/24, Callable 2/10/22 @ 100 (a) (b)	156,000	154,209
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (a)	34,000	37,337
BAT Capital Corp., 5.28%, 4/2/50, Callable 10/2/49 @ 100	75,000	85,123
Church & Dwight Co., Inc., 2.30%, 12/15/31, Callable 9/15/31 @ 100	50,000	50,352

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100	$52,000	$65,052
Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	92,000	109,276
Tyson Foods, Inc., 5.10%, 9/28/48, Callable 3/28/48 @ 100	39,000	52,463
		553,812
Energy (4.7%):
Chevron USA, Inc., 3.85%, 1/15/28, Callable 10/15/27 @ 100	135,000	149,994
Continental Resources, Inc. 4.50%, 4/15/23, Callable 1/15/23 @ 100 (a)	113,000	116,661
2.27%, 11/15/26, Callable 11/15/23 @ 100 (b)	93,000	92,353
EOG Resources, Inc., 4.95%, 4/15/50, Callable 10/15/49 @ 100	65,000	88,457
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (a)	39,000	40,525
HollyFrontier Corp., 2.63%, 10/1/23	116,000	118,286
Marathon Oil Corp., 6.60%, 10/1/37 (d)	105,000	138,949
Pioneer Natural Resources Co. 0.25%, 5/15/25 (a)	105,000	187,839
1.90%, 8/15/30, Callable 5/15/30 @ 100	109,000	103,485
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100 (a)	120,000	121,729
		1,158,278
Financials (11.9%):
Aflac, Inc. 2.88%, 10/15/26, Callable 7/15/26 @ 100 (a)	85,000	89,612
4.75%, 1/15/49, Callable 7/15/48 @ 100	20,000	26,674
Alleghany Corp., 3.63%, 5/15/30, Callable 2/15/30 @ 100	55,000	59,663
Ares Capital Corp., 4.63%, 3/1/24	135,000	153,944
Bank of America Corp. 4.20%, 8/26/24 (a)	51,000	54,650
3.25%, 10/21/27, Callable 10/21/26 @ 100	100,000	106,624
2.57% (SOFR+121bps), 10/20/32, Callable 10/20/31 @ 100 (e)	120,000	120,679
Capital One Financial Corp., 2.36%, 7/29/32, Callable 7/29/31 @ 100 (a)	146,000	138,515
Cincinnati Financial Corp., 6.13%, 11/1/34	100,000	135,965
Citigroup, Inc. 3.88%, 3/26/25	35,000	37,311
4.60%, 3/9/26 (a)	36,000	39,751
4.45%, 9/29/27 (a)	63,000	70,225
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100 (a)	200,000	210,526
General Motors Financial Co., Inc., 4.15%, 6/19/23, Callable 5/19/23 @ 100	49,000	50,972
Globe Life, Inc., 2.15%, 8/15/30, Callable 5/15/30 @ 100	110,000	108,499
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100 (a)	170,000	179,551
2.55%, 11/8/32, Callable 11/8/31 @ 100	135,000	136,112
5.60%, 7/15/41	52,000	72,388
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (b)	100,000	110,590
Level 3 Financing, Inc., 3.75%, 7/15/29, Callable 1/15/24 @ 101.88 (b)	75,000	71,813
Morgan Stanley, 3.13%, 7/27/26, MTN (a)	280,000	296,836
Old Republic International Corp., 3.85%, 6/11/51, Callable 12/11/50 @ 100	42,000	45,268
Regions Financial Corp., 1.80%, 8/12/28, Callable 6/12/28 @ 100 (d)	89,000	87,143
Sixth Street Specialty Lending, Inc., 4.50%, 8/1/22	40,000	49,234

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
SVB Financial Group, 3.13%, 6/5/30, Callable 3/5/30 @ 100 (a)	$164,000	$172,193
Wells Fargo & Co. 4.30%, 7/22/27, MTN (a)	180,000	201,202
4.90%, 11/17/45 (a)	80,000	101,116
		2,927,056
Health Care (5.7%):
AbbVie, Inc. 3.20%, 11/21/29, Callable 8/21/29 @ 100	66,000	70,656
4.45%, 5/14/46, Callable 11/14/45 @ 100	62,000	75,134
Anthem, Inc. 2.38%, 1/15/25, Callable 12/15/24 @ 100	65,000	66,895
2.75%, 10/15/42	27,000	177,459
Baxter International, Inc., 2.54%, 2/1/32, Callable 11/1/31 @ 100 (b)	141,000	142,449
Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	73,000	76,365
HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100	73,000	80,489
Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63 (b)	114,000	114,513
Illumina, Inc., 8/15/23 (d)	110,000	126,164
Mylan, Inc., 4.55%, 4/15/28, Callable 1/15/28 @ 100	91,000	101,935
Regeneron Pharmaceuticals, Inc., 2.80%, 9/15/50, Callable 3/15/50 @ 100	63,000	59,187
Universal Health Services, Inc. 1.65%, 9/1/26, Callable 8/1/26 @ 100 (b)	154,000	151,421
2.65%, 10/15/30, Callable 7/15/30 @ 100 (b)	44,000	43,683
Viatris, Inc. 2.30%, 6/22/27, Callable 4/22/27 @ 100	40,000	40,354
4.00%, 6/22/50, Callable 12/22/49 @ 100	75,000	80,183
		1,406,887
Industrials (5.7%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	105,000	102,321
Air Lease Corp. 0.70%, 2/15/24, Callable 1/15/24 @ 100, MTN	120,000	118,211
0.80%, 8/18/24, Callable 7/18/24 @ 100	58,000	56,846
CSX Corp., 3.35%, 9/15/49, Callable 3/15/49 @ 100	85,000	90,423
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (a)	130,000	132,798
Fortive Corp., 0.88%, 2/15/22 (a)	170,000	170,100
Hillenbrand, Inc., 5.00%, 9/15/26, Callable 7/15/26 @ 100 (a)	195,000	217,208
Norfolk Southern Corp. 2.30%, 5/15/31, Callable 2/15/31 @ 100	40,000	40,254
2.90%, 8/25/51, Callable 2/25/51 @ 100 (d)	50,000	49,324
Oshkosh Corp., 3.10%, 3/1/30, Callable 12/1/29 @ 100	60,000	62,291
Rockwell Automation, Inc., 6.25%, 12/1/37	60,000	83,603
Sensata Technologies, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (b)	57,000	56,879
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100	56,000	67,869
Southwest Airlines Co., 1.25%, 5/1/25 (a)	115,000	153,495
		1,401,622
Information Technology (5.0%):
Akamai Technologies, Inc., 0.13%, 5/1/25	50,000	65,571
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	53,000	69,800
Block, Inc., 0.25%, 11/1/27 (d)	20,000	21,212

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Broadcom, Inc., 5.00%, 4/15/30, Callable 1/15/30 @ 100	$123,000	$143,192
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100 (a)	153,000	164,493
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100 (d)	125,000	135,374
Micron Technology, Inc., 5.33%, 2/6/29, Callable 11/6/28 @ 100 (a)	167,000	196,995
NCR Corp., 5.25%, 10/1/30, Callable 10/1/25 @ 102.63 (b)	38,000	39,110
NetApp, Inc., 3.25%, 12/15/22, Callable 9/15/22 @ 100	70,000	71,175
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	51,000	64,063
Vishay Intertechnology, Inc., 2.25%, 6/15/25	40,000	41,423
Western Digital Corp. 1.50%, 2/1/24 (a)	170,000	172,441
2.85%, 2/1/29, Callable 12/1/28 @ 100	53,000	53,501
		1,238,350
Materials (0.9%):
Celanese US Holdings LLC, 4.63%, 11/15/22 (a)	100,000	103,183
Newmont Corp., 2.60%, 7/15/32, Callable 4/15/32 @ 100	86,000	86,228
Nucor Corp., 2.00%, 6/1/25, Callable 5/1/25 @ 100	37,000	37,757
		227,168
Real Estate (3.9%):
Highwoods Realty LP, 3.63%, 1/15/23, Callable 10/15/22 @ 100 (a)	285,000	289,942
Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 102.63 (b)	48,000	50,619
Kite Realty Group LP, 0.75%, 4/1/27 (b)	70,000	72,665
Kite Realty Group Trust, 4.00%, 3/15/25, Callable 12/15/24 @ 100 (a)	155,000	162,457
Physicians Realty LP 3.95%, 1/15/28, Callable 10/15/27 @ 100	60,000	65,740
2.63%, 11/1/31, Callable 8/1/31 @ 100	48,000	47,905
Piedmont Operating Partnership LP, 3.15%, 8/15/30, Callable 5/15/30 @ 100	58,000	59,483
Regency Centers LP, 4.65%, 3/15/49, Callable 9/15/48 @ 100	49,000	61,171
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	65,000	71,609
STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100	80,000	79,826
		961,417
Utilities (1.7%):
Ameren Illinois Co., 1.55%, 11/15/30, Callable 8/15/30 @ 100	100,000	94,732
Consolidated Edison Co. of New York, Inc., 6.30%, 8/15/37	40,000	55,889
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	105,000	135,721
Public Service Electric & Gas Co., 4.00%, 6/1/44, Callable 12/1/43 @ 100	65,000	73,722
Wisconsin Public Service Corp., 2.85%, 12/1/51, Callable 6/1/51 @ 100 (d)	47,000	46,458
		406,522
Total Corporate Bonds (Cost $12,186,949)		12,692,526
Residential Mortgage-Backed Securities (0.2%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 1.42% (LIBOR01M+132bps), 10/25/32, Callable 1/25/22 @ 100 (e)	53,822	53,916
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 11/25/34, Callable 1/25/22 @ 100 (a)	3,690	2,598
Total Residential Mortgage-Backed Securities (Cost $56,497)		56,514

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Yankee Dollars (10.3%)
Communication Services (0.5%):
Vodafone Group PLC, 5.25%, 5/30/48	$89,000	$116,421
Consumer Staples (3.7%):
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)	275,000	291,866
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (a) (b)	400,000	409,308
Suntory Holdings Ltd., 2.25%, 10/16/24, Callable 9/16/24 @ 100 (a) (b)	200,000	203,968
		905,142
Energy (0.6%):
Ecopetrol SA, 5.88%, 9/18/23 (a)	133,000	141,019
Statoil ASA, 3.95%, 5/15/43	20,000	23,403
		164,422
Financials (2.8%):
Barclays Bank PLC 2/4/25 (a)	45,000	76,569
2/18/25	30,000	34,111
HSBC Holdings PLC, 2.87%, 11/22/32, Callable 11/22/31 @ 100	200,000	201,820
Newcrest Finance Pty Ltd. 5.75%, 11/15/41 (b)	45,000	59,088
4.20%, 5/13/50, Callable 11/13/49 @ 100 (b)	25,000	28,642
NXP BV/NXP Funding LLC, 4.63%, 6/1/23 (a) (b)	200,000	209,424
Total Capital International SA, 2.99%, 6/29/41, Callable 12/29/40 @ 100	85,000	86,618
		696,272
Industrials (1.1%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25, Callable 6/15/25 @ 100 (a)	150,000	171,533
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	60,000	63,527
Canadian Pacific Railway Co., 3.10%, 12/2/51, Callable 6/2/51 @ 100	33,000	33,862
		268,922
Materials (1.4%):
Anglo American Capital PLC, 2.88%, 3/17/31, Callable 12/17/30 @ 100 (a) (b) (d)	200,000	198,982
Rio Tinto Finance USA Ltd., 5.20%, 11/2/40	50,000	66,546
Vale Overseas Ltd., 6.25%, 8/10/26	63,000	73,140
		338,668
Utilities (0.2%):
Iberdrola International BV, 6.75%, 9/15/33	35,000	47,433
Total Yankee Dollars (Cost $2,440,713)		2,537,280

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
U.S. Government Mortgage-Backed Agencies (21.9%)
Federal Home Loan Bank 0.88%, 10/21/25	$255,000	$251,415
1.10%, 4/29/26	255,000	251,874
Series 000F, 1.00%, 9/30/26 (a)	265,000	260,577
Series 2, 1.10%, 9/30/26 (a)	260,000	255,892
Series 1, 1.20%, 10/29/26	255,000	252,062
		1,271,820
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 (a)	5,575	5,662
Series 4395, Class PA, 2.50%, 4/15/37 (a)	83,221	85,809
5.50%, 6/1/38	23,429	26,715
7.00%, 9/1/38 (a)	5,083	5,945
Series 4320, Class AP, 3.50%, 7/15/39 – 10/15/40 (a)	99,767	104,135
4.50%, 1/1/41 – 7/1/44 (a)	304,519	335,347
Series 4444, Class CH, 3.00%, 1/15/41 (a)	22,539	22,783
2.50%, 7/1/50	100,408	102,532
2.00%, 3/1/51 (a)	269,550	269,146
		958,074
Federal National Mortgage Association 5.50%, 4/1/22 – 1/1/38 (a)	107,743	122,134
7.00%, 8/1/23 – 12/1/27	50	52
7.50%, 12/1/29 (a)	3,054	3,523
8.00%, 6/1/30	1,668	1,961
8.00%, 9/1/30 (a)	8,134	9,428
7.50%, 2/1/31	9,240	10,425
7.00%, 2/1/32 – 6/1/32 (a)	13,518	15,958
5.00%, 12/1/34 – 3/1/40	52,522	58,985
Series 2005-19, Class PB, 5.50%, 3/25/35	101,002	113,957
1.91% (LIBOR12M+166bps), 12/1/36 (a) (e)	25,114	25,689
6.00%, 2/1/37 (a)	47,979	55,398
4.50%, 12/1/38 – 5/25/40 (a)	201,673	213,430
Series 2013-33, Class UD, 2.50%, 4/25/39 (a)	31,588	31,883
3.50%, 8/1/39 – 12/25/50 (a)	352,825	370,731
3.00%, 6/1/40 – 9/1/46 (a)	638,049	670,295
4.00%, 11/1/43 – 10/1/48 (a)	394,568	431,302
3.50%, 7/1/46	31,383	33,985
Series 2017-96, Class DA, 2.50%, 12/25/47 (a)	96,736	98,267
3.00%, 5/1/48	66,201	69,346
4.00%, 6/1/49	11,198	11,928
2.00%, 3/1/51 (a)	300,897	300,882
2.00%, 3/25/51 (f)	500,000	496,426
		3,145,985
Government National Mortgage Association 6.00%, 12/15/33 (a)	9,146	10,494
Total U.S. Government Mortgage-Backed Agencies (Cost $5,335,231)		5,386,373

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (3.5%)
U.S. Treasury Bonds 2.88%, 5/15/43 (a)	$38,000	$44,324
1.25%, 5/15/50 (a)	473,000	402,124
U.S. Treasury Notes 0.25%, 3/15/24 (a)	155,000	153,147
0.75%, 4/30/26 (a)	163,000	159,816
1.63%, 5/15/31 (a)	107,000	108,371
Total U.S. Treasury Obligations (Cost $867,824)		867,782
Collateral for Securities Loaned (5.7%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (g)	32,513	32,513
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (g)	638,555	638,555
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (g)	16,225	16,225
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (g)	129,377	129,377
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (g)	581,704	581,704
Total Collateral for Securities Loaned (Cost $1,398,374)		1,398,374
Total Investments (Cost $24,604,390) — 102.9%		25,328,450
Liabilities in excess of other assets — (2.9)%		(707,881)
NET ASSETS — 100.00%		$24,620,569

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments, delayed delivery and/or when-issued securities.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $3,359,153 and amounted to 13.6% of net assets.

(c)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(d)  All or a portion of this security is on loan.

(e)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2021.

(f)  Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

(g)  Rate disclosed is the daily yield on December 31, 2021.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	4	3/31/22	$874,419	$872,688	$(1,731)
Canadian Dollar Futures	5	3/15/22	392,650	395,250	2,600
Ultra Long Term U.S. Treasury Bond Futures	7	3/22/22	1,379,844	1,379,875	31
					$900

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	11	3/22/22	$1,432,411	$1,435,156	$(2,745)
E-Mini S&P 500 Futures	5	3/18/22	117,563	118,963	(1,400)
					$(4,145)
Total unrealized appreciation					$2,631
Total unrealized depreciation					(5,876)
Total net unrealized appreciation (depreciation)					$(3,245)

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instruments	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2021 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America Investment Grade Index; Series 37	1.00%	12/20/26	Quarterly	0.49%	$1,000,000	$24,452	$24,194	$258
						$24,452	$24,194	$258

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (5.8%)
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class C, 0.89%, 10/19/26, Callable 4/18/24 @ 100	$1,815,000	$1,801,759
GM Financial Automobile Leasing Trust, Series 2021-1, Class C, 0.70%, 2/20/25, Callable 8/20/23 @ 100	1,168,000	1,158,869
GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class C, 1.28%, 1/19/27, Callable 10/16/24 @ 100	886,000	873,596
JPMorgan Chase Bank NA, Series 2021-2, Class B, 0.89%, 12/26/28, Callable 8/25/24 @ 100 (a)	945,985	940,835
Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.75%, 2/17/26, Callable 9/15/23 @ 100	1,144,000	1,141,550
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90%, 6/15/26, Callable 1/15/24 @ 100	1,125,000	1,123,881
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95%, 9/15/27, Callable 2/15/24 @ 100	915,000	911,703
Santander Retail Auto Lease Trust, Series 2021-A, Class C, 1.14%, 3/20/26, Callable 4/20/24 @ 100 (a) (b)	2,200,000	2,179,193
Westlake Automobile Receivables Trust, Series 2021-1A, Class C, 0.95%, 3/16/26, Callable 3/15/24 @ 100 (a)	1,230,000	1,221,593
Westlake Automobile Receivables Trust, Series 2021-2A, Class C, 0.89%, 7/15/26, Callable 10/15/24 @ 100 (a)	1,223,000	1,201,810
Total Asset-Backed Securities (Cost $12,650,798)		12,554,789
Collateralized Mortgage Obligations (3.1%)
Galaxy CLO Ltd., Series 2017-24A, Class A, 1.24% (LIBOR03M+112bps), 1/15/31, Callable 1/15/22 @ 100 (a) (b) (c)	2,000,000	1,995,810
Steele Creek CLO Ltd., Series 2017-1A, Class A, 1.37% (LIBOR03M+125bps), 1/15/30, Callable 1/15/22 @ 100 (a) (b) (c)	2,825,000	2,816,378
Voya CLO Ltd., Series 2017-4A, Class A1, 1.25% (LIBOR03M+113bps), 10/15/30, Callable 1/15/22 @ 100 (a) (b) (c)	2,000,000	2,000,106
Total Collateralized Mortgage Obligations (Cost $6,825,000)		6,812,294
Preferred Stocks (3.3%)
Financials (1.5%):
AMG Capital Trust II, 10/15/37, 5.15%	13,990	818,100
Bank of America Corp., Series L, 7.25% (b) (d)	655	946,737
KKR & Co., Inc., Series C, 9/15/23, 6.00% (e)	6,495	605,009
Wells Fargo & Co., Series L, 7.50% (d)	550	819,792
		3,189,638
Health Care (0.1%):
Danaher Corp., Series B, 4/15/23, 5.00% (e)	146	253,773
Industrials (0.3%):
Stanley Black & Decker, Inc., 11/15/22, 5.25% (e)	6,815	744,130
Utilities (1.4%):
American Electric Power Co., Inc., 8/15/23, 6.13% (e)	3,530	185,678
CenterPoint Energy, Inc., 9/15/29, 4.57%	3,880	225,777

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares or Principal Amount	Value
Dominion Energy, Inc., Series A, 6/1/22, 7.25%	6,660	$670,262
DTE Energy Co., 11/1/22, 6.25%	10,175	522,384
NextEra Energy, Inc., 3/1/23, 5.28%	14,070	809,588
NiSource, Inc., 3/1/24, 7.75%	735	82,313
The Southern Co., Series 2019, 8/1/22, 6.75%	8,901	478,429
		2,974,431
Total Preferred Stocks (Cost $6,609,655)		7,161,972
Corporate Bonds (53.4%)
Communication Services (2.9%):
AT&T, Inc., 1.70%, 3/25/26, Callable 3/25/23 @ 100	$2,500,000	2,489,700
CenturyLink, Inc., 6.75%, 12/1/23	424,000	457,543
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/1/24, Callable 1/1/24 @ 100	496,000	527,278
Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100	1,388,000	1,466,352
Verizon Communications, Inc. 3.38%, 2/15/25 (b)	354,000	376,259
1.26% (LIBOR03M+110bps), 5/15/25, Callable 3/15/25 @ 100 (b) (c)	827,000	842,399
		6,159,531
Consumer Discretionary (8.8%):
Amazon.com, Inc., 1.00%, 5/12/26, Callable 4/12/26 @ 100	2,500,000	2,474,275
AutoZone, Inc., 3.13%, 4/18/24, Callable 3/18/24 @ 100	2,632,000	2,742,097
Booking Holdings, Inc., 0.75%, 5/1/25 (b) (e)	525,000	772,716
D.R. Horton, Inc., 4.75%, 2/15/23, Callable 11/15/22 @ 100 (b)	3,027,000	3,126,588
Expedia Group, Inc. 3.60%, 12/15/23, Callable 11/15/23 @ 100	1,020,000	1,060,392
2/15/26 (a) (e)	590,000	681,774
Ford Motor Co., 3/15/26 (a)	290,000	399,078
General Motors Co., 4.88%, 10/2/23 (b)	1,297,000	1,377,855
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 4/1/27, Callable 4/1/22 @ 102.44	620,000	640,169
Kohl's Corp., 4.25%, 7/17/25, Callable 4/17/25 @ 100	1,194,000	1,278,965
Marriott International, Inc., 3.60%, 4/15/24, Callable 3/15/24 @ 100	1,247,000	1,305,946
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (b)	3,283,000	3,330,242
		19,190,097
Consumer Staples (2.1%):
7-Eleven, Inc., 0.80%, 2/10/24, Callable 2/10/22 @ 100 (a)(b)	1,372,000	1,356,249
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (b)	322,000	353,608
Church & Dwight Co., Inc., 2.45%, 8/1/22, Callable 7/1/22 @ 100 (b)	792,000	799,397
Keurig Dr Pepper, Inc., 4.06%, 5/25/23, Callable 4/25/23 @ 100 (b)	695,000	724,308
Tyson Foods, Inc., 3.95%, 8/15/24, Callable 5/15/24 @ 100	1,170,000	1,244,482
		4,478,044
Energy (3.0%):
Boardwalk Pipelines LP, 3.38%, 2/1/23, Callable 11/1/22 @ 100	400,000	407,268
Continental Resources, Inc. 4.50%, 4/15/23, Callable 1/15/23 @ 100 (b)	801,000	826,952
2.27%, 11/15/26, Callable 11/15/23 @ 100 (a)(e)	797,000	791,453

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (b)	$329,000	$341,861
HollyFrontier Corp., 2.63%, 10/1/23	971,000	990,139
Pioneer Natural Resources Co. 0.55%, 5/15/23	1,130,000	1,125,853
0.25%, 5/15/25 (b)	595,000	1,064,419
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100 (b)	1,010,000	1,024,554
		6,572,499
Financials (13.6%):
Ares Capital Corp., 4.63%, 3/1/24	730,000	832,441
Bank of America Corp. 4.20%, 8/26/24 (b)	1,660,000	1,778,790
1.53% (SOFR+65bps), 12/6/25, Callable 12/6/24 @ 100, MTN (c)	1,350,000	1,353,442
Capital One Financial Corp. 3.30%, 10/30/24, Callable 9/30/24 @ 100 (b)	684,000	721,025
1.34%, 12/6/24, Callable 12/6/23 @ 100	1,695,000	1,705,662
Citigroup, Inc., 3.11% (SOFR+284bps), 4/8/26, Callable 4/8/25 @ 100 (c)	2,772,000	2,906,248
Dana Financing Luxembourg Sarl, 5.75%, 4/15/25, Callable 2/7/22 @ 102.88 (a)(b)	772,000	792,257
Fifth Third Bancorp 1.63%, 5/5/23, Callable 4/5/23 @ 100	1,660,000	1,675,587
3.65%, 1/25/24, Callable 12/25/23 @ 100 (b)	799,000	837,656
Ford Motor Credit Co. LLC, 3.10%, 5/4/23 (b)	1,500,000	1,526,640
General Motors Financial Co., Inc., 5.10%, 1/17/24, Callable 12/17/23 @ 100	1,549,000	1,661,008
Harley-Davidson Financial Services, Inc., 3.35%, 2/15/23, Callable 1/15/23 @ 100 (a)	1,488,000	1,519,858
JPMorgan Chase & Co., 2.30%, 10/15/25, Callable 10/15/24 @ 100	3,000,000	3,066,660
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (a)	800,000	884,720
Morgan Stanley 4.88%, 11/1/22 (b)	1,004,000	1,038,236
0.53%, 1/25/24, Callable 1/25/23 @ 100 (c)	2,575,000	2,566,245
Sixth Street Specialty Lending, Inc., 4.50%, 8/1/22	300,000	369,255
The Bank of New York Mellon Corp., 0.75%, 1/28/26, MTN, Callable 12/28/25 @ 100 (e)	1,097,000	1,067,919
The Goldman Sachs Group, Inc., 1.89% (LIBOR03M+175bps), 10/28/27, Callable 10/28/26 @ 100 (b) (c)	1,500,000	1,572,375
Wells Fargo & Co., 0.81%, 5/19/25, MTN, Callable 5/19/24 @ 100	585,000	578,448
Zions Bancorp NA, 3.35%, 3/4/22, Callable 2/7/22 @ 100	1,090,000	1,092,496
		29,546,968
Health Care (6.2%):
AbbVie, Inc., 3.85%, 6/15/24, Callable 3/15/24 @ 100	2,545,000	2,690,752
Anthem, Inc., 2.75%, 10/15/42	110,000	722,982
Biogen, Inc., 3.63%, 9/15/22	1,025,000	1,046,002
Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	621,000	649,622
HCA, Inc., 5.00%, 3/15/24	2,479,000	2,666,908
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100 (b)	560,000	570,931
Illumina, Inc., 8/15/23 (e)	530,000	607,883
Mylan, Inc., 3.13%, 1/15/23 (a)	2,479,000	2,533,935

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Universal Health Services, Inc., 1.65%, 9/1/26, Callable 8/1/26 @ 100 (a)	$1,387,000	$1,363,768
Viatris, Inc., 1.13%, 6/22/22	525,000	526,066
		13,378,849
Industrials (4.3%):
Air Lease Corp., 0.70%, 2/15/24, MTN, Callable 1/15/24 @ 100 (e)	2,480,000	2,443,023
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (b)	1,115,000	1,138,995
EnPro Industries, Inc., 5.75%, 10/15/26, Callable 2/7/22 @ 104.31 (b)	725,000	758,778
Fortive Corp., 0.88%, 2/15/22 (b)	1,005,000	1,005,593
Roper Technologies, Inc., 0.45%, 8/15/22	1,019,000	1,018,715
Southwest Airlines Co. 4.75%, 5/4/23	1,937,000	2,029,182
1.25%, 5/1/25 (b)	710,000	947,665
		9,341,951
Information Technology (4.7%):
Akamai Technologies, Inc., 0.13%, 5/1/25	375,000	491,782
Block, Inc., 0.25%, 11/1/27 (e)	195,000	206,822
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24, Callable 11/15/23 @ 100 (b) (e)	2,175,000	2,276,159
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100 (b)	1,173,000	1,261,116
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100 (e)	730,000	790,583
KLA Corp., 4.65%, 11/1/24, Callable 8/1/24 @ 100	496,000	537,793
Marvell Technology Group Ltd., 4.20%, 6/22/23, Callable 5/22/23 @ 100	941,000	977,671
NCR Corp., 5.00%, 10/1/28, Callable 10/1/23 @ 102.5 (a)	642,000	661,555
PayPal Holdings, Inc., 2.20%, 9/26/22 (b)	757,000	766,387
Seagate HDD Cayman, 4.88%, 3/1/24, Callable 1/1/24 @ 100	1,000,000	1,060,300
Vishay Intertechnology, Inc., 2.25%, 6/15/25	225,000	233,006
Western Digital Corp., 1.50%, 2/1/24 (b)	995,000	1,009,288
		10,272,462
Materials (2.9%):
Celanese US Holdings LLC, 4.63%, 11/15/22 (b)(e)	855,000	882,215
Graphic Packaging International LLC, 0.82%, 4/15/24, Callable 3/15/24 @ 100 (a)	1,987,000	1,955,943
Nucor Corp., 4.00%, 8/1/23, Callable 5/1/23 @ 100	1,190,000	1,240,968
Southern Copper Corp., 3.88%, 4/23/25	2,050,000	2,194,832
		6,273,958
Real Estate (2.6%):
American Tower Corp., 3.00%, 6/15/23 (b)	1,000,000	1,028,200
Brandywine Operating Partnership LP, 3.95%, 2/15/23, Callable 11/15/22 @ 100	750,000	768,308
Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 102.63 (a)	638,000	672,809
Kite Realty Group LP, 0.75%, 4/1/27 (a)	435,000	451,560
Piedmont Operating Partnership LP, 3.40%, 6/1/23, Callable 3/1/23 @ 100 (b)	1,629,000	1,669,937
Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	250,000	253,943
Weingarten Realty Investors 3.38%, 10/15/22, Callable 7/15/22 @ 100 (b)	365,000	369,880
3.50%, 4/15/23, Callable 1/15/23 @ 100	497,000	509,842
		5,724,479

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Utilities (2.3%):
Ameren Corp., 2.50%, 9/15/24, Callable 8/15/24 @ 100	$588,000	$604,199
Exelon Corp. 3.50%, 6/1/22, Callable 5/1/22 @ 100 (b)	2,681,000	2,705,183
3.95%, 6/15/25, Callable 3/15/25 @ 100 (b)	591,000	633,126
NextEra Energy Capital Holdings, Inc., 0.65%, 3/1/23	1,129,000	1,126,663
		5,069,171
Total Corporate Bonds (Cost $114,227,378)		116,008,009
Residential Mortgage-Backed Securities (3.0%)
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 2.74%, 10/25/33, Callable 1/25/22 @ 100 (b) (f)	1,117,894	1,117,894
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 2A8, 4.50%, 10/31/33 (b)	13,087	14,028
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 4A1, 2.46%, 11/25/34, Callable 1/25/22 @ 100 (b) (f)	831,618	831,618
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A1, 5.50%, 10/25/20 (b)	15,575	14,992
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 11/25/34, Callable 1/25/22 @ 100 (b)	6,680	4,702
JPMorgan Mortgage Trust, Series 2004-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/22 @ 100 (b)	44,062	44,062
JPMorgan Mortgage Trust, Series 2014-5, Class A11, 2.87%, 10/25/29, Callable 9/25/23 @ 100 (a) (b) (f)	1,614,199	1,622,668
JPMorgan Mortgage Trust, Series 2017-3, Class 2A2, 2.50%, 8/25/47, Callable 6/25/23 @ 100 (a) (b) (f)	759,064	760,687
Madison Park Funding Ltd., Series 2007-4A, Class AR, 1.33% (LIBOR03M+120bps), 7/29/30, Callable 1/29/22 @ 100 (a) (b) (c)	2,250,000	2,250,527
Total Residential Mortgage-Backed Securities (Cost $6,669,095)		6,661,178
Yankee Dollars (12.1%)
Communication Services (0.2%):
SES SA, 3.60%, 4/4/23 (a)	503,000	517,949
Consumer Discretionary (1.0%):
Stellantis NV, 5.25%, 4/15/23	2,048,000	2,151,875
Consumer Staples (4.4%):
Barry Callebaut Services NV, 5.50%, 6/15/23 (a)	2,346,000	2,489,880
Heineken NV, 3.40%, 4/1/22 (a)	1,570,000	1,581,131
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (a) (b)	2,391,000	2,446,638
Pernod Ricard SA, 4.25%, 7/15/22 (a) (b)	833,000	848,877
Suntory Holdings Ltd., 2.55%, 6/28/22, Callable 5/28/22 @ 100 (a) (b)	2,122,000	2,136,451
		9,502,977

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Energy (1.6%):
Canadian Natural Resources Ltd. 2.95%, 1/15/23, Callable 12/15/22 @ 100	$1,305,000	$1,329,169
3.80%, 4/15/24, Callable 1/15/24 @ 100 (e)	1,180,000	1,237,360
Ecopetrol SA, 5.88%, 9/18/23 (b)	846,000	897,005
		3,463,534
Financials (2.4%):
Barclays Bank PLC 2/4/25 (b)	270,000	459,416
2/18/25	230,000	261,514
HSBC Holdings PLC, 1.16% (SOFR+58bps), 11/22/24, Callable 11/22/23 @ 100 (c)	1,000,000	997,050
NXP BV/NXP Funding LLC, 4.63%, 6/1/23 (a) (b)	3,406,000	3,566,491
		5,284,471
Industrials (0.8%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 1/30/26, Callable 12/30/25 @ 100	1,100,000	1,080,596
Sensata Technologies BV, 4.00%, 4/15/29, Callable 4/15/24 @ 102 (a)	606,000	618,920
		1,699,516
Materials (1.4%):
Anglo American Capital PLC, 3.63%, 9/11/24 (a)	2,880,000	3,023,741
Utilities (0.3%):
Enel Generacion Chile SA, 4.25%, 4/15/24, Callable 1/15/24 @ 100 (e)	655,000	684,540
Total Yankee Dollars (Cost $26,236,111)		26,328,603
U.S. Government Mortgage-Backed Agencies (4.5%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 8/1/40 (b)	509,247	571,533
5.50%, 10/25/23 (b)	1,517	1,557
7.00%, 9/1/38 (b)	2,440	2,854
Series 4320, Class AP, 3.50%, 7/15/39 (b)	776,935	821,008
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40 (b)	2,304,739	2,328,399
Series 4444, Class CH, 3.00%, 1/15/41 (b)	413,207	417,682
Series 4049, Class AB, 2.75%, 12/15/41 (b)	142,623	144,031
		4,287,064
Federal National Mortgage Association 6.00%, 2/1/37 (b)	831,688	960,305
Series 2013-33, Class UD, 2.50%, 4/25/39 (b)	338,120	341,273
Series 2011-21, Class PA, 4.50%, 5/25/40 (b)	1,745,602	1,831,225
Series 2011-101, Class LA, 3.00%, 10/25/40 (b)	133,168	134,144
5.00%, 2/1/41 – 10/1/41 (b)	1,947,817	2,185,362
		5,452,309
Total U.S. Government Mortgage-Backed Agencies (Cost $9,615,399)		9,739,373
See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (3.1%)
U.S. Treasury Notes 0.13%, 2/15/24	$2,271,000	$2,241,371
0.38%, 7/15/24	1,477,000	1,458,768
0.75%, 11/15/24 (b)	3,000,000	2,983,828
Total U.S. Treasury Obligations (Cost $6,706,691)		6,683,967
Collateral for Securities Loaned (2.8%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (g)	141,342	141,342
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (g)	2,775,971	2,775,971
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (g)	70,537	70,537
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (g)	562,436	562,436
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (g)	2,528,824	2,528,824
Total Collateral for Securities Loaned (Cost $6,079,110)		6,079,110
Total Investments (Cost $195,619,237) — 91.1%		198,029,295
Other assets in excess of liabilities — 8.9%		19,257,624
NET ASSETS — 100.00%		$217,286,919

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $48,284,644 and amounted to 22.2% of net assets.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2021.

(d)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(e)  All or a portion of this security is on loan.

(f)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2021.

(g)  Rate disclosed is the daily yield on December 31, 2021.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	39	3/31/22	$8,525,583	$8,508,704	$(16,879)
Canadian Dollar Futures	39	3/15/22	3,062,670	3,082,950	20,280
					$3,401

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	22	3/22/22	$2,860,815	$2,870,313	$(9,498)
5-Year U.S. Treasury Note Futures	86	3/31/22	10,408,569	10,403,984	4,585
Ultra Long Term U.S. Treasury Bond Futures	5	3/22/22	982,834	985,625	(2,791)
					$(7,704)
Total unrealized appreciation					$24,865
Total unrealized depreciation					(29,168)
Total net unrealized appreciation (depreciation)					$(4,303)

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instruments	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2021 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 37	5.00%	12/20/26	Quarterly	2.92%	$8,000,000	$731,111	$689,600	$41,511
						$731,111	$689,600	$41,511

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares or Principal Amount	Value
Common Stocks (0.7%)
Communication Services (0.6%):
iHeartMedia, Inc., Class A (a)	30,500	$641,720
Nexstar Media Group, Inc., Class A	3,991	602,561
Sinclair Broadcast Group, Inc., Class A	17,500	462,525
		1,706,806
Consumer Discretionary (0.0%): (i)
Men's Wearhouse, Inc. (k)	31,563	38,128
Health Care (0.1%):
Surgery Partners, Inc. (a)	9,390	501,520
Total Common Stocks (Cost $2,002,615)		2,246,454
Senior Secured Loans (22.5%)
Air Canada, Term Loan, First Lien, 4.25% (LIBOR06M+350bps), 7/27/28 (b)	$4,200,000	4,182,738
Air Medical Group Holdings, Inc., Incremental Term Loan B, First Lien, 5.25% (LIBOR06M+425bps), 3/14/25 (b)	1,994,855	1,985,240
Air Methods Corp., Initial Term Loans, First Lien, 4.50% (LIBOR03M+350bps), 4/21/24 (b)	1,958,974	1,857,186
Caesars Resort Collection LLC, Term B-1 Loans, First Lien, 3.59% (LIBOR01M+350bps), 6/19/25 (b)	1,975,000	1,974,506
Chariot Buyer LLC, Initial Term Loans, First Lien, 4.00% (LIBOR01M+350bps), 11/3/28 (b)	1,500,000	1,498,125
CP Atlas Buyer, Inc., Term B Loans, First Lien, 4.25% (LIBOR01M+375bps), 11/23/27 (b)	1,995,106	1,984,133
Dayco Products LLC, Term Loans, First Lien, 4.43% (LIBOR03M+425bps), 5/19/24 (b)	955,000	935,900
Dynasty Acquisition Co., Inc., 2020 Specified Refi Term B-1 Loans, First Lien, 3.63% (LIBOR03M+350bps), 4/8/26 (b)	1,527,951	1,484,313
Endo Luxembourg Finance Co. I S.a.r.l., Term B-1, First Lien, 5.75% (LIBOR03M+500bps), 3/25/28 (b)	3,479,981	3,377,322
Global Medical Response, Inc., 2020 Term Loan, First Lien, 5.25% (LIBOR06M+425bps), 10/2/25 (b)	992,481	987,271
Golden Nugget, Inc., Senior Secured Term Loan, First Lien, 3.25% (LIBOR03M+250bps), 10/4/23 (b)	1,966,334	1,952,471
Great Outdoors Group LLC, Term B1, First Lien, 4.50% (LIBOR01M+375bps), 3/5/28 (b)	3,618,431	3,619,191
Hertz Corp., Initial Term B Loans, First Lien, 6/14/28 (c) (d)	841,424	841,424
Hertz Corp., Initial Term C Loans, First Lien, 6/14/28 (c) (d)	158,576	158,576
Holley Purchaser, Inc., Delayed Draw Term Commitment, First Lien, 4.50% (LIBOR03M+375bps), 11/12/28 (b) (j)	392,563	392,097
Holley Purchaser, Inc., Initial Term Loan, First Lien, 4.50% (LIBOR03M+375bps), 11/10/28 (b)	2,351,250	2,341,939
Jo-Ann Stores LLC, Term B-1 Loan, First Lien, 5.50% (LIBOR03M+475bps), 6/30/28 (b)	2,992,500	2,956,979
Knight Health Holdings LLC, Term Loan B, First Lien, 12/17/28 (c) (d)	4,000,000	3,740,000
Life Time, Inc., 2021 Refinancing Term Loan, First Lien, 5.75% (LIBOR03M+475bps), 12/15/24 (b)	805,183	808,710

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
LifeScan Global Corp., Initial Term Loan, First Lien, 6.13% (LIBOR03M+600bps), 10/1/24 (b)	$3,992,647	$3,894,268
Lucid Energy Group II Borrower LLC, Term Loan, First Lien, 5.00% (LIBOR03M+425bps), 11/24/28 (b)	4,500,000	4,441,500
Packaging Coordinators Midco, Inc., Term B Loans, First Lien, 4.25% (LIBOR03M+350bps), 12/1/27 (b)	1,097,236	1,096,325
Petco Health and Wellness Co., Inc., Initial Term Loans, First Lien, 4.00% (LIBOR03M+325bps), 2/25/28 (b)	4,468,744	4,458,957
PetSmart, Inc., Initial Term Loans, First Lien, 4.50% (LIBOR06M+375bps), 2/12/28 (b)	1,670,813	1,671,865
Phoenix Newco, Inc., Initial Term Loans, First Lien, 4.00% (LIBOR01M+350bps), 11/15/28 (b)	4,000,000	3,998,200
SRS Distribution, Inc., 2021 Refinancing Term Loans, First Lien, 4.25% (LIBOR06M+375bps), 5/20/28 (b)	498,750	497,159
Standard Aero Ltd., 2020 SPCFD Refi Term B-2 Loans, First Lien, 3.63% (LIBOR03M+350bps), 4/8/26 (b)	821,479	798,018
SWF Holdings Corp., Initial Term Loans, First Lien, 4.75% (LIBOR01M+400bps), 10/6/28 (b)	4,350,000	4,306,500
Team Health Holdings, Inc., Initial Term Loans, First Lien, 3.75% (LIBOR01M+275bps), 2/6/24 (b)	1,461,637	1,393,305
The Hertz Corp., Initial Term B Loans, First Lien, 3.75% (LIBOR01M+325bps), 6/30/28 (b)	2,511,650	2,511,651
The Hertz Corp., Initial Term C Loan, First Lien, 3.75% (LIBOR01M+325bps), 6/30/28 (b)	475,728	475,728
The Men's Wearhouse LLC, Term Loan, First Lien, 9.00% (LIBOR03M+800bps), 12/1/25 (b)	1,701,726	1,432,649
The Michaels Cos., Inc., Term B Loans, First Lien, 5.00% (LIBOR03M+425bps), 4/15/28 (b)	3,983,741	3,944,620
Traverse Midstream Partners LLC, Advance, First Lien, 5.25% (SOFR03M+425bps), 9/27/24 (b)	1,952,754	1,941,780
United Airlines, Inc., Class B Term Loans, First Lien, 4.50% (LIBOR03M+375bps), 4/21/28 (b)	1,488,750	1,490,775
Victoria's Secret & Co., Initial Term Loans, First Lien, 3.75% (LIBOR03M+325bps), 8/2/28 (b)	897,750	894,949
Total Senior Secured Loans (Cost $76,325,286)		76,326,370
Corporate Bonds (67.8%)
Communication Services (11.6%):
Audacy Capital Corp., 6.50%, 5/1/27, Callable 5/1/22 @ 104.88 (e) (f)	2,500,000	2,471,625
CSC Holdings LLC, 5.75%, 1/15/30, Callable 1/15/25 @ 102.88 (f)	5,000,000	4,999,300
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26, Callable 7/1/22 @ 103.38 (e) (f)	4,960,000	5,154,234
Entercom Media Corp., 6.75%, 3/31/29, Callable 3/31/24 @ 103.38 (e) (f)	1,800,000	1,758,798
Frontier Communications Holdings LLC, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5 (f)	2,250,000	2,321,370
Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (f)	2,750,000	2,737,158
iHeartCommunications, Inc., 8.38%, 5/1/27, Callable 5/1/22 @ 104.19	4,510,000	4,759,403

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Nexstar Broadcasting, Inc., 5.63%, 7/15/27, Callable 7/15/22 @ 104.22 (f)	$4,000,000	$4,215,840
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (f) (g)	3,000,000	2,919,180
Sirius XM Radio, Inc., 5.50%, 7/1/29, Callable 7/1/24 @ 102.75 (f) (g)	2,350,000	2,535,015
TEGNA, Inc., 5.00%, 9/15/29, Callable 9/15/24 @ 102.5 (g)	3,000,000	3,076,500
Univision Communications, Inc., 5.13%, 2/15/25, Callable 1/18/22 @ 101.71 (e) (f)	2,500,000	2,524,975
		39,473,398
Consumer Discretionary (16.9%):
Academy Ltd., 6.00%, 11/15/27, Callable 11/15/23 @ 103 (f)	1,800,000	1,922,400
Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44 (f)	2,750,000	2,877,187
Ambience Merger Sub, Inc., 7.13%, 7/15/29, Callable 7/15/24 @ 103.56 (f)	4,800,000	4,755,600
American Axle & Manufacturing, Inc., 5.00%, 10/1/29, Callable 10/1/24 @ 102.5 (e)	2,000,000	1,963,080
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 10/15/22 @ 102.94 (e)	2,000,000	2,093,240
Clarios Global LP/Clarios US Finance Co., 8.50%, 5/15/27, Callable 5/15/22 @ 104.25 (f)	4,000,000	4,240,640
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.63%, 8/15/27, Callable 8/15/22 @ 103.31 (e) (f) (g)	6,900,000	1,929,378
Genting New York LLC/GENNY Capital, Inc., 3.30%, 2/15/26, Callable 1/15/26 @ 100 (e) (f)	2,750,000	2,722,583
LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13 (f)	2,050,000	2,042,005
Life Time, Inc., 5.75%, 1/15/26, Callable 1/15/23 @ 102.88 (f)	4,000,000	4,159,720
Magic Mergeco, Inc., 7.88%, 5/1/29, Callable 5/1/24 @ 103.94 (f)	2,700,000	2,661,876
Mattel, Inc., 5.45%, 11/1/41, Callable 5/1/41 @ 100	2,000,000	2,387,020
MGM Resorts International, 5.50%, 4/15/27, Callable 1/15/27 @ 100	2,475,000	2,653,249
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29, Callable 2/15/24 @ 103.88 (f) (g)	3,600,000	3,930,156
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.63%, 9/1/29, Callable 9/1/24 @ 102.81 (f)	2,000,000	1,986,800
5.88%, 9/1/31, Callable 9/1/26 @ 102.98 (f)	3,800,000	3,816,644
Scientific Games International, Inc., 8.25%, 3/15/26, Callable 3/15/22 @ 104.13 (f)	3,000,000	3,162,630
Tenneco, Inc. 5.00%, 7/15/26, Callable 2/7/22 @ 102.5 (e)	4,350,000	4,202,970
7.88%, 1/15/29, Callable 1/15/24 @ 103.94 (f)	650,000	705,107
Viking Cruises Ltd., 13.00%, 5/15/25, Callable 5/15/22 @ 109.75 (f) (g)	2,700,000	3,055,428
		57,267,713
Consumer Staples (2.6%):
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 2/15/28, Callable 8/15/22 @ 104.41 (f)	2,750,000	2,920,115
Simmons Foods, Inc./Simmons prepared Foods, Inc./Simmons Pet Food, Inc./ Simmons Feed, 4.63%, 3/1/29, Callable 3/1/24 @ 102.31 (f)	3,140,000	3,094,564
Triton Water Holdings, Inc., 6.25%, 4/1/29, Callable 4/1/24 @ 103.13 (f)	2,800,000	2,706,984
		8,721,663

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Energy (3.2%):
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 6/15/29, Callable 6/15/24 @ 102.69 (f)	$3,450,000	$3,644,235
Antero Resources Corp. 8.38%, 7/15/26, Callable 1/15/24 @ 104.19 (f)	1,964,000	2,235,837
7.63%, 2/1/29, Callable 2/1/24 @ 103.81 (f)	750,000	835,418
Comstock Resources, Inc., 6.75%, 3/1/29, Callable 3/1/24 @ 103.38 (f)	2,426,000	2,630,512
Range Resources Corp., 5.00%, 3/15/23, Callable 12/15/22 @ 100	1,350,000	1,378,242
		10,724,244
Financials (6.9%):
AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44 (f)	1,500,000	1,517,835
BCPE Cycle Merger Sub II, Inc., 10.63%, 7/15/27, Callable 7/15/22 @ 105.31 (f)	3,890,000	3,980,442
BCPE Ulysses Intermediate, Inc. (7.75% Cash or 8.50% PIK), 7.75%, 4/1/27, Callable 4/1/23 @ 102 (f)	450,000	446,625
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29, Callable 4/15/24 @ 102.63 (f)	1,200,000	1,262,040
Gray Escrow II, Inc., 5.38%, 11/15/31, Callable 11/15/26 @ 102.69 (e) (f)	950,000	976,828
Gray Television, Inc., 7.00%, 5/15/27, Callable 5/15/22 @ 105.25 (f)	3,000,000	3,207,480
LABL Escrow Issuer LLC, 10.50%, 7/15/27, Callable 7/15/22 @ 105.25 (f) (g)	2,250,000	2,361,353
Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29, Callable 10/1/24 @ 102.63 (f)	450,000	457,007
SWF Escrow Issuer Corp., 6.50%, 10/1/29, Callable 10/1/24 @ 103.25 (f)	2,100,000	2,017,050
Victors Merger Corp., 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (e) (f)	3,800,000	3,568,162
White Capital Parent LLC, 8.25%, 3/15/26, Callable 3/15/22 @ 102 (f)	2,100,000	2,150,169
Wolverine Escrow LLC, 13.13%, 11/15/27, Callable 11/15/22 @ 109.84 (e) (f)	2,200,000	1,403,688
		23,348,679
Health Care (7.4%):
Air Methods Corp., 8.00%, 5/15/25, Callable 2/7/22 @ 102 (e) (f) (g)	2,500,000	2,149,500
Bausch Health Cos., Inc., 5.25%, 1/30/30, Callable 1/30/25 @ 102.63 (f) (g)	2,250,000	1,989,405
CHS/Community Health Systems, Inc., 6.13%, 4/1/30, Callable 4/1/25 @ 103.06 (f)	3,450,000	3,412,015
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, 2/1/28, Callable 2/1/23 @ 103.63 (f)	3,714,000	3,990,396
Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/1/23 @ 104.63 (f) (g)	2,985,000	3,136,071
Regional Care Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26, Callable 2/7/22 @ 104.88 (f)	3,000,000	3,165,240
Team Health Holdings, Inc., 6.38%, 2/1/25, Callable 1/24/22 @ 101.59 (e) (f)	3,250,000	3,058,835
Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06 (f)	4,000,000	4,226,440
		25,127,902

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Industrials (13.9%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 2/7/22 @ 100 (e) (f)	$1,700,000	$1,612,637
American Airlines, Inc., 11.75%, 7/15/25 (f)	3,500,000	4,351,410
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 4/20/26 (f)	1,300,000	1,352,923
5.75%, 4/20/29 (f)	1,850,000	1,978,427
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/7/22 @ 100 (e) (f)	2,000,000	1,898,640
Aramark Services, Inc., 6.38%, 5/1/25, Callable 5/1/22 @ 103.19 (f)	3,000,000	3,135,540
Cargo Aircraft Management, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38 (f)	1,800,000	1,834,416
Madison IAQ LLC 4.13%, 6/30/28, Callable 6/30/24 @ 102.06 (f)	1,800,000	1,809,486
5.88%, 6/30/29, Callable 6/30/24 @ 102.94 (f)	2,800,000	2,800,280
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25 (f)	3,000,000	3,206,670
NESCO Holdings II, Inc., 5.50%, 4/15/29, Callable 4/15/24 @ 102.75 (f)	2,050,000	2,119,905
Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75 (f)	2,000,000	2,006,560
SRS Distribution, Inc. 6.13%, 7/1/29, Callable 7/1/24 @ 103.06 (e) (f)	1,125,000	1,145,947
6.00%, 12/1/29, Callable 12/1/24 @ 103 (f)	2,000,000	2,011,960
The Hertz Corp., 5.00%, 12/1/29, Callable 12/1/24 @ 102.5 (f)	4,500,000	4,511,790
TransDigm, Inc., 4.63%, 1/15/29, Callable 1/15/24 @ 102.31	2,250,000	2,243,183
Triumph Group, Inc., 6.25%, 9/15/24, Callable 2/7/22 @ 101.56 (f)	3,525,000	3,546,467
Wabash National Corp., 4.50%, 10/15/28, Callable 10/15/24 @ 102.25 (f)	3,000,000	3,026,310
WESCO Distribution, Inc., 7.25%, 6/15/28, Callable 6/15/23 @ 103.63 (f)	2,250,000	2,473,920
		47,066,471
Information Technology (1.8%):
Caesars Entertainment, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (f)	3,750,000	4,150,725
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 9/1/25, Callable 2/7/22 @ 103.75 (f)	1,800,000	1,868,508
		6,019,233
Materials (2.5%):
Allegheny Technologies, Inc., 5.13%, 10/1/31, Callable 10/1/26 @ 102.56	3,000,000	3,020,490
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 6/15/28, Callable 6/15/24 @ 103.06 (e) (f)	1,800,000	1,902,510
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 7/15/25 (f)	1,200,000	1,272,780
Midas OpCo Holdings LLC, 5.63%, 8/15/29, Callable 8/15/24 @ 102.81 (f)	2,250,000	2,302,515
		8,498,295
Real Estate (1.0%):
Adams Homes, Inc., 7.50%, 2/15/25, Callable 2/15/22 @ 103.75 (e) (f)	3,371,000	3,513,054
Total Corporate Bonds (Cost $227,339,985)		229,760,652
Yankee Dollars (5.9%)
Consumer Discretionary (0.6%):
International Game Technology PLC, 5.25%, 1/15/29, Callable 1/15/24 @ 102.63 (f)	2,000,000	2,121,680

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares or Principal Amount	Value
Energy (1.1%):
Husky Holding Ltd. (13.0% Cash or 13.75% PIK), 13.00%, 2/15/25, Callable 2/7/22 @ 109.75 (f) (g)	$500,000	$528,230
TechnipFMC PLC, 6.50%, 2/1/26, Callable 2/1/23 @ 103.25 (f)	3,000,000	3,205,650
		3,733,880
Health Care (0.7%):
Bausch Health Cos., Inc., 6.13%, 4/15/25, Callable 2/7/22 @ 102.04 (f)	2,448,000	2,498,625
Industrials (0.9%):
Bombardier, Inc., 7.88%, 4/15/27, Callable 4/15/22 @ 103.94 (e) (f)	3,000,000	3,110,970
Information Technology (0.8%):
ION Trading Technologies Sarl, 5.75%, 5/15/28, Callable 5/15/24 @ 102.88 (f)	2,500,000	2,575,375
Materials (1.8%):
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 2/7/22 @ 103.88 (f) (g)	2,000,000	2,035,220
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.13%, 4/1/29, Callable 4/1/24 @ 102.56 (e) (f)	3,900,000	3,985,605
		6,020,825
Total Yankee Dollars (Cost $19,344,119)		20,061,355
Exchange-Traded Funds (1.4%)
Invesco Senior Loan ETF (e) (g)	107,000	2,364,700
SPDR Blackstone Senior Loan ETF (g)	50,750	2,315,722
Total Exchange-Traded Funds (Cost $4,706,377)		4,680,422
Collateral for Securities Loaned (11.5%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (h)	902,658	902,658
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (h)	17,728,318	17,728,318
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (h)	450,471	450,471
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (h)	3,591,915	3,591,915
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (h)	16,149,949	16,149,949
Total Collateral for Securities Loaned (Cost $38,823,311)		38,823,311
Total Investments (Cost $368,541,693) — 109.8%		371,898,564
Liabilities in excess of other assets — (9.8)%		(33,111,226)
NET ASSETS — 100.00%		$338,787,338

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2021.

(c)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2021

(d)  Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

(e)  All or a portion of this security is on loan.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $222,044,630 and amounted to 65.5% of net assets.

(g)  All or a portion of the security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(h)  Rate disclosed is the daily yield on December 31, 2021.

(i)  Amount represents less than 0.05% of net assets.

(j)  The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. At December 31, 2021 the Fund held unfunded or partially unfunded loan commitments of $273,911, which included a $1,089 unrealized loss.

(k)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

bps — Basis points

ETF — Exchange-Traded Fund

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PIK — Payment-in-Kind

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Principal Amount	Value
Municipal Bonds (100.6%)
Arkansas (2.1%):
Arkansas Development Finance Authority Revenue, 3.20%, 12/1/49, Continuously Callable @100	$750,000	$796,407
University of Central Arkansas Revenue, Series A, 3.00%, 11/1/49, Continuously Callable @100	265,000	276,262
		1,072,669
California (0.6%):
Golden State Tobacco Securitization Corp. Revenue, Series A2, 5.00%, 6/1/47, Pre-refunded 6/1/22 @ 100	275,000	280,437
Colorado (1.7%):
Colorado Health Facilities Authority Revenue, Series A, 4.00%, 12/1/50, Continuously Callable @103	750,000	845,272
Connecticut (4.5%):
Connecticut Health and Educational Facilities Authority Revenue, Series 2016 CT, 5.00%, 12/1/41, Continuously Callable @100	2,000,000	2,323,442
Florida (10.8%):
Capital Trust Agency, Inc. Revenue, 5.00%, 8/1/55, Continuously Callable @100	400,000	456,369
City of Pompano Beach Revenue, 4.00%, 9/1/50, Continuously Callable @103	500,000	535,925
County of Miami-Dade Seaport Department Revenue, 4.00%, 10/1/50, Continuously Callable @100	500,000	577,892
Florida Development Finance Corp. Revenue, Series A, 5.00%, 6/15/55, Continuously Callable @100 (a)	500,000	572,450
Hillsborough County IDA Revenue, 4.00%, 8/1/50, Continuously Callable @100	500,000	573,520
Miami-Dade County Public Facilities Revenue, Series A, 5.00%, 6/1/33, Continuously Callable @100	2,000,000	2,286,214
St. Johns County IDA Revenue, 4.00%, 8/1/55, Continuously Callable @103	500,000	563,626
		5,565,996
Georgia (4.4%):
Appling County Development Authority Revenue, 0.14%, 9/1/41, Continuously Callable @100 (b)	1,150,000	1,150,000
The Burke County Development Authority Revenue (NBGA — Southern Co.), 0.12%, 11/1/52, Continuously Callable @100 (b)	1,000,000	1,000,000
The Development Authority of Monroe County Revenue, 0.14%, 11/1/48, Continuously Callable @100 (b)	100,000	100,000
		2,250,000
Guam (2.3%):
Port Authority of Guam Revenue, Series A, 5.00%, 7/1/48, Continuously Callable @100	1,000,000	1,170,992
Illinois (23.1%):
Chicago Board of Education Revenue, 6.00%, 4/1/46, Continuously Callable @100 (c)	2,275,000	2,781,429

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Chicago Transit Authority Sales Tax Receipts Revenue, Series 2014, 5.00%, 12/1/44, Continuously Callable @100	$1,450,000	$1,616,171
City of Chicago Wastewater Transmission Revenue Series A, 5.00%, 1/1/47, Continuously Callable @100	1,000,000	1,164,893
Series C, 5.00%, 1/1/34, Continuously Callable @100	1,000,000	1,121,329
City of Chicago, GO, Series A, 5.50%, 1/1/49, Continuously Callable @100	1,000,000	1,228,046
Illinois, GO, Series 2013, 5.50%, 7/1/27, Continuously Callable @100	2,000,000	2,136,704
Sales Tax Securitization Corp. Revenue, Series 2018 C, 5.00%, 1/1/43, Continuously Callable @100	1,500,000	1,826,109
		11,874,681
Iowa (1.0%):
Iowa Finance Authority Revenue, Series A-1, 4.00%, 5/15/55, Continuously Callable @103	500,000	533,756
Massachusetts (1.8%):
University of Massachusetts Building Authority Revenue 5.00%, 11/1/39, Pre-refunded 11/1/24 @ 100	220,000	248,241
Series 1-2021, 5.00%, 11/1/39, Continuously Callable @100	410,000	458,901
Series 1-2021, 5.00%, 11/1/39, Pre-refunded 11/1/24 @ 100	190,000	214,389
		921,531
Michigan (1.1%):
Michigan Finance Authority Revenue, 4.00%, 12/1/51, Continuously Callable @100 (d)	500,000	565,869
Missouri (2.5%):
Health & Educational Facilities Authority of the State of Missouri Revenue, 4.25%, 12/1/42, Continuously Callable @100 (a)	1,150,000	1,263,829
New Jersey (8.2%):
New Jersey Economic Development Authority Biomedical Research Facilities Revenue, Series 2016 A, 5.00%, 7/15/29, Continuously Callable @100 (c)	885,000	1,042,861
New Jersey Transportation Trust Fund Authority Revenue 5.00%, 6/15/28, Continuously Callable @100	1,000,000	1,169,831
Series BB, 3.50%, 6/15/46, Continuously Callable @100	200,000	215,124
Tobacco Settlement Financing Corp. Revenue, Series 2018 A, 5.00%, 6/1/46, Continuously Callable @100	1,500,000	1,775,049
		4,202,865
New York (12.5%):
Metropolitan Transportation Authority Dedicated Tax Green Fund Revenue, Series 2016 B1, 5.00%, 11/15/56, Continuously Callable @100	1,545,000	1,820,263
Metropolitan Transportation Authority Revenue, Series D-3, 4.00%, 11/15/49, Continuously Callable @100	500,000	567,414
New York Counties Tobacco Trust II Revenue, 5.75%, 6/1/43, Continuously Callable @100	200,000	200,695
New York State Dormitory Authority Revenue, 6.00%, 7/1/40, Continuously Callable @100 (a) (e)	440,000	448,584
Port Authority of New York & New Jersey Revenue, 5.00%, 12/1/32, Continuously Callable @100	1,000,000	1,083,830

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
TSASC, Inc. Revenue, Series A, 5.00%, 6/1/41, Continuously Callable @100	$2,000,000	$2,303,700
		6,424,486
North Carolina (5.5%):
City of Charlotte Certificate of Participation, 4.00%, 6/1/49, Continuously Callable @100	1,670,000	1,914,553
North Carolina Medical Care Commission Revenue Series A, 4.00%, 9/1/50, Continuously Callable @100	500,000	528,950
Series A, 4.00%, 10/1/50, Continuously Callable @103	350,000	390,138
		2,833,641
Ohio (7.5%):
Buckeye Tobacco Settlement Financing Authority Revenue, Series B-2, 5.00%, 6/1/55, Continuously Callable @100	1,000,000	1,159,715
County of Franklin Revenue, Series B, 5.00%, 7/1/45, Continuously Callable @103	500,000	586,838
County of Hardin Economic Development Facilities Revenue, 5.00%, 5/1/30, Continuously Callable @103	350,000	383,331
Logan Elm Local School District, GO, 4.00%, 11/1/55, Continuously Callable @100	1,500,000	1,693,651
		3,823,535
Pennsylvania (5.3%):
Philadelphia School District, GO, Series A, 5.00%, 9/1/44, Continuously Callable @100	1,000,000	1,232,942
The Philadelphia School District, GO, Series A, 5.00%, 9/1/38, Continuously Callable @100	1,200,000	1,464,910
		2,697,852
Texas (1.1%):
City of Arlington Texas Revenue, 4.00%, 8/15/50, Continuously Callable @100	500,000	554,956
Utah (3.6%):
Jordanelle Special Service District Special Assessment, Series C, 12.00%, 8/1/30, Continuously Callable @100 (a)	427,808	429,255
Military Installation Development Authority Revenue, Series A-1, 4.00%, 6/1/41, Continuously Callable @103	250,000	253,480
Utah Infrastructure Agency Revenue, Series A, 5.00%, 10/15/40, Continuously Callable @100	1,000,000	1,177,511
		1,860,246
Wisconsin (1.0%):
Wisconsin Health & Educational Facilities Authority Revenue, 4.00%, 1/1/47, Continuously Callable @103	500,000	535,556
Total Municipal Bonds (Cost $47,196,338)		51,601,611
Total Investments (Cost $47,196,338) — 100.6%		51,601,611
Liabilities in excess of other assets — (0.6)%		(282,393)
NET ASSETS — 100.00%		$51,319,218

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2021

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $2,714,118 and amounted to 5.3% of net assets.

(b)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)  All or a portion of the security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(d)  Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2021, illiquid securities were 0.9% of net assets.

GO — General Obligation

IDA — Industrial Development Authority

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Principal Amount	Value
Municipal Bonds (95.1%)
Arizona (4.0%):
Arizona IDA Revenue 4.00%, 7/15/51, Continuously Callable @100 (a)	$500,000	$542,137
4.00%, 12/15/51, Continuously Callable @100 (a)	700,000	754,904
La Paz County IDA Revenue, 4.00%, 2/15/51, Continuously Callable @100	280,000	315,225
The IDA of the County of Pima Revenue, 4.00%, 6/15/51, Continuously Callable @100 (a) (b)	500,000	516,718
		2,128,984
California (0.9%):
California County Tobacco Securitization Agency Revenue, Series B-1, 5.00%, 6/1/49, Continuously Callable @100	250,000	303,493
Golden State Tobacco Securitization Corp. Revenue, Series A2, 5.00%, 6/1/47, Pre-refunded 6/1/22 @100	180,000	183,559
		487,052
District of Columbia (0.9%):
District of Columbia Tobacco Settlement Financing Corp. Revenue, 6.50%, 5/15/33 (c)	460,000	497,075
Florida (6.8%):
County of St. Lucie Revenue, 0.09%, 9/1/28, Continuously Callable @100 (d)	100,000	100,000
Escambia County Health Facilities Authority Revenue, 3.00%, 8/15/50, Continuously Callable @100	1,000,000	1,041,514
Florida Development Finance Corp. Revenue, 4.00%, 7/1/55, Continuously Callable @100	500,000	522,940
Seminole County Industrial Development Authority Revenue, 4.00%, 6/15/56, Continuously Callable @100 (a)	705,000	779,255
Sumter County Village Community Development District No. 10 Special Assessment Revenue, Series 2014, 5.75%, 5/1/31, Continuously Callable @100	1,145,000	1,203,556
		3,647,265
Georgia (3.6%):
Appling County Development Authority Revenue, 0.14%, 9/1/41, Continuously Callable @100 (d)	1,000,000	1,000,000
The Burke County Development Authority Revenue, Series 1, 0.09%, 7/1/49, Continuously Callable @100 (d)	900,000	900,000
		1,900,000
Illinois (10.2%):
Chicago Board of Education Revenue, 6.00%, 4/1/46, Continuously Callable @100 (c)	1,500,000	1,833,909
City of Chicago, GO, Series A, 5.50%, 1/1/49, Continuously Callable @100	1,000,000	1,228,046
Illinois, GO 5.50%, 7/1/33, Continuously Callable @100	1,000,000	1,068,352
5.50%, 7/1/38, Continuously Callable @100	1,250,000	1,335,440
		5,465,747

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Indiana (3.1%):
Indiana Finance Authority Revenue 4.13%, 12/1/26	$1,000,000	$1,092,368
Series A, 5.00%, 7/1/55, Continuously Callable @100	500,000	563,406
		1,655,774
Iowa (2.1%):
Iowa Finance Authority Revenue Series A, 5.00%, 5/15/48, Continuously Callable @100	500,000	561,663
Series A-1, 4.00%, 5/15/55, Continuously Callable @103	500,000	533,756
		1,095,419
Maryland (0.4%):
Maryland Economic Development Corp. Revenue, 4.25%, 7/1/50, Continuously Callable @100	200,000	230,427
Massachusetts (2.2%):
Massachusetts Development Finance Agency Revenue, 4.00%, 10/1/32, Continuously Callable @105 (a)	300,000	321,846
Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue J Series 2011, 5.63%, 7/1/28, Continuously Callable @100 (c)	235,000	235,181
Series 2011, 5.63%, 7/1/29, Continuously Callable @100 (c)	480,000	480,369
Series 2011, 5.63%, 7/1/33, Continuously Callable @100 (c)	120,000	120,091
		1,157,487
Minnesota (0.8%):
City of Woodbury Revenue, 4.00%, 7/1/51, Continuously Callable @103	400,000	436,908
Missouri (1.0%):
Health & Educational Facilities Authority of the State of Missouri Revenue, 4.25%, 12/1/42, Continuously Callable @100 (a)	500,000	549,491
New Hampshire (2.5%):
New Hampshire Business Finance Authority Revenue 4.00%, 1/1/51, Continuously Callable @103	500,000	543,899
Series B, 3.75%, 7/1/45, (Put Date 7/2/40) (a) (e)	750,000	794,615
		1,338,514
New Jersey (6.2%):
New Jersey Economic Development Authority Revenue, Series S, 4.00%, 6/15/50, Continuously Callable @100	450,000	512,670
New Jersey Economic Development Authority School Facilities Construction Revenue, Series 2015 WW, 5.25%, 6/15/32, Pre-refunded 6/15/25 @ 100 (c)	1,000,000	1,155,965
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Revenue, Series A, 5.00%, 7/1/33, Continuously Callable @100	500,000	588,218
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.75%, 12/1/28, Continuously Callable @100	495,000	495,425
New Jersey Transportation Trust Fund Authority Revenue, Series BB, 3.50%, 6/15/46, Continuously Callable @100	500,000	537,811
		3,290,089

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
New Mexico (1.0%):
New Mexico Hospital Equipment Loan Council Revenue, Series LA, 5.00%, 7/1/49, Continuously Callable @102	$500,000	$546,918
New York (9.6%):
Build NYC Resource Corp. Revenue 4.00%, 6/15/51, Continuously Callable @100	500,000	545,373
Series A, 5.00%, 6/15/51, Continuously Callable @100 (a)	100,000	117,326
Huntington Local Development Corp. Revenue, Series S, 3.00%, 7/1/25	500,000	520,279
Metropolitan Transportation Authority Revenue Series A-2, 5.00%, 11/15/45, (Put Date 5/15/30) (e)	365,000	463,825
Series D-3, 4.00%, 11/15/49, Continuously Callable @100	500,000	567,413
New York State Dormitory Authority Revenue 6.00%, 7/1/40, Continuously Callable @100 (a) (f)	1,000,000	1,019,510
4.00%, 7/1/40, Continuously Callable @100	200,000	225,220
New York Transportation Development Corp. Revenue, 5.00%, 10/1/40, Continuously Callable @100	750,000	913,395
Onondaga Civic Development Corp. Revenue, 5.00%, 10/1/40, Continuously Callable @100	250,000	270,394
Western Regional Off-Track Betting Corp. Revenue, 4.13%, 12/1/41, Continuously Callable @100 (a)	500,000	504,801
		5,147,536
North Carolina (3.4%):
North Carolina Medical Care Commission Revenue, 5.00%, 10/1/50, Continuously Callable @103	250,000	284,167
University of North Carolina Hill Revenue, 5.00%, 2/1/49	1,000,000	1,558,951
		1,843,118
North Dakota (2.0%):
Grand Forks, North Dakota Senior Housing and Nursing Facility Revenue, 5.00%, 12/1/36, Continuously Callable @100	1,000,000	1,064,638
Ohio (3.6%):
Buckeye Tobacco Settlement Financing Authority Revenue, Series B-2, 5.00%, 6/1/55, Continuously Callable @100	1,000,000	1,159,715
County of Hardin Revenue, 5.50%, 5/1/50, Continuously Callable @103	500,000	534,936
Northeast Ohio Medical University Revenue, Series A, 4.00%, 12/1/45, Continuously Callable @100	225,000	254,734
		1,949,385
Oklahoma (0.0%): (g)
Oklahoma Development Finance Authority Continuing Care Retirement Community Revenue, Series 2012, 0.00%, 1/1/32, Continuously Callable @100 (f) (h)	1,885,000	15,187
Oregon (1.8%):
Clackamas County Hospital Facility Authority Revenue Series A, 5.00%, 11/15/52, Continuously Callable @102	500,000	547,052
Series A, 5.38%, 11/15/55, Continuously Callable @102	100,000	109,633
Yamhill County Hospital Authority Revenue, Series A, 5.00%, 11/15/51, Continuously Callable @103	250,000	289,690
		946,375

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Pennsylvania (2.3%):
Bucks County IDA Revenue, 5.00%, 7/1/54, Continuously Callable @100	$500,000	$604,894
Pennsylvania Economic Development Financing Authority Revenue, 9.00%, 4/1/51, (Put Date 4/13/28) (a) (e)	500,000	613,389
		1,218,283
South Carolina (3.8%):
County of Richland SC, 3.63%, 11/1/31, Continuously Callable @103 (a)	290,000	291,014
Lancaster County Walnut Creek Improvement District Assessment Refunding Revenue, Series 2016 A-1, 5.00%, 12/1/37, Continuously Callable @100	1,675,000	1,743,132
		2,034,146
South Dakota (0.6%):
Oglala Sioux Tribe, Series 2012, 5.00%, 10/1/22, Callable 2/7/22 @ 100 (a)	335,000	335,462
Texas (6.4%):
City of Houston TX Airport System Revenue, Series C, 4.00%, 7/15/41, Continuously Callable @100	500,000	534,143
Port of Port Arthur Navigation District Revenue Series B, 0.21%, 4/1/40, Continuously Callable @100 (d)	500,000	500,000
Series C, 0.22%, 4/1/40, Continuously Callable @100 (d)	1,300,000	1,300,000
Texas Private Activity Bond Surface Transportation Corp. Revenue, NTE Mobility Partners Segments 3 LLC — Segments 3A & 3B Facility, Series 2013, 7.00%, 12/31/38, Continuously Callable @100	1,000,000	1,105,419
		3,439,562
Utah (7.0%):
Jordanelle Special Service District Special Assessment, Series C, 12.00%, 8/1/30, Continuously Callable @100 (a)	1,302,755	1,307,161
Military Installation Development Authority Revenue Series A-1, 4.00%, 6/1/41, Continuously Callable @103	250,000	253,480
Series A-1, 4.00%, 6/1/52, Continuously Callable @103	250,000	249,616
Utah Charter School Finance Authority Revenue, 2.75%, 4/15/50, Continuously Callable @100	525,000	537,708
Utah Infrastructure Agency Revenue, Series A, 5.38%, 10/15/40, Continuously Callable @100	1,150,000	1,379,466
		3,727,431
Vermont (1.6%):
Vermont Economic Development Authority Revenue, 4.00%, 5/1/45, Continuously Callable @103	500,000	544,161
Vermont Educational & Health Buildings Financing Agency Revenue, 5.00%, 10/15/46, Continuously Callable @100	250,000	286,058
		830,219
West Virginia (2.2%):
The County Commission of Monongalia County, WV Special District Excise Tax Revenue, Series 2017 A, 5.75%, 6/1/43, Continuously Callable @100 (a)	1,000,000	1,152,641

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares or Principal Amount	Value
Wisconsin (5.1%):
Public Finance Authority Revenue Series A, 5.25%, 3/1/55, Continuously Callable @100 (a)	$500,000	$566,320
Series A, 5.00%, 7/1/55, Continuously Callable @100 (a)	500,000	545,073
Series A-1, 4.00%, 7/1/51, Continuously Callable @100 (a)	500,000	542,324
Wisconsin Health & Educational Facilities Authority Revenue 4.00%, 1/1/47, Continuously Callable @103	500,000	535,556
4.00%, 12/1/51, Continuously Callable @100	500,000	520,101
		2,709,374
Total Municipal Bonds (Cost $47,710,234)		50,840,507
Exchange-Traded Funds (2.3%)
VanEck Vectors High-Yield Municipal Index ETF	20,000	1,248,600
Total Exchange-Traded Funds (Cost $1,192,740)		1,248,600
Total Investments (Cost $48,902,974) — 97.4%		52,089,107
Other assets in excess of liabilities — 2.6%		1,395,628
NET ASSETS — 100.00%		$53,484,735

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $11,253,987 and amounted to 21.0% of net assets.

(b)  Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

(c)  All or a portion of the security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(d)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(e)  Put Bond.

(f)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2021, illiquid securities were 1.9% of net assets.

(g)  Amount represents less than 0.05% of net assets.

(h)  Currently the issuer is in default with respect to interest and/or principal payments.

ETF — Exchange-Traded Fund

GO — General Obligation

IDA — Industrial Development Authority

LLC — Limited Liability Company

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares or Principal Amount	Value
Common Stocks (0.0%) (a)
Consumer Discretionary (0.0%)
Men's Wearhouse, Inc. (h)	51,299	$61,969
Total Common Stocks (Cost $192,371)		61,969
Warrants (0.0%) (a)
Communication Services (0.0%):
Cineworld	377,856	166,191
Total Warrants (Cost $—)		166,191
Senior Secured Loans (82.8%)
84 Lumber Co., Term B-1 Loans, First Lien, 3.75% (LIBOR01M+300bps), 11/13/26 (b)	$16,854,812	16,854,812
AAdvantage Loyalty IP Ltd., Initial Term Loan, First Lien, 5.50% (LIBOR03M+475bps), 4/20/28 (b)	35,334,127	36,551,741
Academy Ltd., Refinancing Term Loans, First Lien, 4.50% (LIBOR01M+375bps), 11/6/27 (b)	8,195,658	8,205,902
ACProducts, Inc., Initial Term Loans, First Lien, 4.75% (LIBOR06M+425bps), 5/17/28 (b)	28,862,481	28,429,544
Acrisure LLC, 2021-1 Additional Term Loans, First Lien, 4.25% (LIBOR03M+375bps), 2/15/27 (b)	1,496,250	1,491,881
Acrisure LLC, Term B, First Lien, 4.75% (LIBOR01M+425bps), 2/15/27 (b)	4,000,000	3,993,320
Acrisure LLC, Term Loan B 2020, First Lien, 3.63% (LIBOR03M+350bps), 2/15/27 (b)	15,257,918	15,067,194
Air Canada, Term Loan, First Lien, 4.25% (LIBOR06M+350bps), 7/27/28 (b)	28,000,000	27,884,920
Air Medical Group Holdings, Inc., Incremental Term Loan B, First Lien, 5.25% (LIBOR06M+425bps), 3/14/25 (b)	7,853,163	7,815,311
Air Methods Corp., Initial Term Loans, First Lien, 4.50% (LIBOR03M+350bps), 4/21/24 (b)	13,799,877	13,082,835
Alliance Laundry Systems LLC, Initial Term B Loans, First Lien, 4.25% (LIBOR03M+350bps), 10/8/27 (b)	13,330,557	13,324,292
Alliant Holdings Intermediate LLC, 2021-2 New Term Loans, First Lien, 4.00% (LIBOR01M+350bps), 11/6/27 (b)	2,992,500	2,986,635
Alterra Mountain Co., Facility 2028 Term Loan B, First Lien, 4.00% (LIBOR01M+350bps), 8/17/28 (b)	4,987,500	4,975,031
American Axle & Manufacturing, Inc., Term Loan B, First Lien, 3.00% (LIBOR01M+225bps), 4/6/24 (b)	4,736,505	4,719,500
Amneal Pharmaceuticals LLC, Initial Term Loans, First Lien, 3.63% (LIBOR01M+350bps), 3/23/25 (b)	7,676,670	7,590,307
Anchor Packaging LLC, Initial Term Loans, First Lien, 4.09% (LIBOR01M+400bps), 7/18/26 (b)	8,872,602	8,761,694
AOT Packaging Products Acquisitionco LLC, Closing Date Initial Term Loans, First Lien, 3.75% (LIBOR01M+325bps), 3/3/28 (b)	10,388,043	10,319,337
AOT Packaging Products Acquisitionco LLC, Delayed Draw Term Loan Commitment, First Lien, 3.75% (LIBOR01M+325bps), 1/29/28 (b) (d)	62,623	32,074

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Apex Tool Group LLC, 2019 Term Loan B, First Lien, 6.75% (US0003M+550bps), 8/21/24 (b)	$6,927,672	$6,785,862
AT Home Group, Inc., Initial Term Loan, First Lien, 4.75% (LIBOR01M+425bps), 7/23/28 (b)	23,823,961	23,812,049
AT Home Group, Inc., Term Loan B, First Lien, 7/23/28 (c) (d)	6,000,000	5,997,000
AthenaHealth, Inc., Additional Term B-1, First Lien, 4.40% (LIBOR03M+425bps), 2/11/26 (b)	20,386,150	20,365,763
Bally's Corp., Term B Facility Loans, First Lien, 3.75% (LIBOR06M+325bps), 10/1/28 (b)	15,000,000	14,993,700
Boyd Gaming Corp., Refinancing Term B Loans, First Lien, 2.35% (LIBOR01M+225bps), 9/15/23 (b)	11,693,282	11,678,666
Brand Energy and Infrastructure Services, Inc., Initial Term Loan, First Lien, 5.25% (LIBOR03M+425bps), 6/21/24 (b)	7,643,328	7,463,939
Brookfield Property REIT, Inc., Initial Term B Loans, First Lien, 2.59% (LIBOR01M+250bps), 8/24/25 (b)	9,510,618	9,363,965
BW NHHC Holdco, Inc., Term Loan Lien 2, Second Lien, 9.16% (LIBOR03M+900bps), 5/15/26 (b)	3,000,000	1,740,000
Caesars Resort Collection LLC, Term B-1 Loans, First Lien, 3.59% (LIBOR01M+350bps), 6/19/25 (b)	7,907,425	7,905,448
Calpine Corp., 2020 Term Loans, First Lien, 2.59% (LIBOR01M+250bps), 12/16/27 (b)	2,965,167	2,943,225
Chariot Buyer LLC, Initial Term Loans, First Lien, 4.00% (LIBOR01M+350bps), 11/3/28 (b)	13,000,000	12,983,750
Chassix, Inc., Term Loan B, First Lien, 6.50% (LIBOR06M+550bps), 11/10/23 (b)	3,825,491	3,366,432
Clarios Global LP, Term B-1, First Lien, 3.34% (LIBOR01M+325bps), 4/30/26 (b)	7,659,794	7,608,090
Consolidated Communications, Inc., 2020 Term B-1, First Lien, 4.25% (LIBOR01M+350bps), 10/2/27 (b) (d)	10,644,610	10,619,701
Cornerstone Building Brands, Inc., New Term Loan B, First Lien, 3.75% (LIBOR01M+325bps), 4/12/28 (b)	16,686,344	16,623,770
CP Atlas Buyer, Inc., Term B Loans, First Lien, 4.25% (LIBOR01M+375bps), 11/23/27 (b)	33,003,998	32,822,476
CPM Holdings, Inc., Initial Term Loans, First Lien, 3.60% (LIBOR01M+350bps), 11/17/25 (b)	2,909,991	2,883,627
CPM Holdings, Inc., Initial Term Loans, Second Lien, 8.35% (LIBOR01M+825bps), 11/16/26 (b)	1,595,960	1,589,975
Cumulus Media New Holdings, Inc., Initial Term Loan, First Lien, 4.75% (LIBOR03M+375bps), 3/31/26 (b)	13,827,962	13,807,773
Dayco Products LLC, Term Loans, First Lien, 4.43% (LIBOR03M+425bps), 5/19/24 (b)	7,640,000	7,487,200
Delta 2 (Lux) S.a.r.l., New Term Loan B, First Lien, 3.50% (LIBOR01M+250bps), 2/1/24 (b)	21,000,000	20,964,930
Delta Air Lines, Inc. and Skymiles IP Ltd., Initial Term Loan, First Lien, 10/20/27 (c) (d)	5,000,000	5,281,250
Delta Air Lines, Inc. and Skymiles IP Ltd., Initial Term Loan, First Lien, 4.75% (LIBOR03M+375bps), 9/16/27 (b)	20,911,595	22,087,872
Dynasty Acquisition Co., Inc., 2020 Specified Refi Term B-1 Loans, First Lien, 3.63% (LIBOR03M+350bps), 4/8/26 (b)	5,491,305	5,334,474
Endo Luxembourg Finance Co. I S.a.r.l., Term B-1, First Lien, 5.75% (LIBOR03M+500bps), 3/25/28 (b)	24,749,195	24,019,093

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Entercom Media Corp., New Term Loan, First Lien, 2.60% (LIBOR01M+250bps), 11/17/24 (b)	$19,706,476	$19,430,586
Eyemart Express LLC, 8/5/27 (c) (d)	12,190,464	12,159,988
Eyemart Express LLC, Term B-1 Loan, First Lien, 4.00% (LIBOR01M+300bps), 8/5/27 (b)	14,962,500	14,925,094
First Brands Group LLC, 3/30/27 (c) (d)	1,500,000	1,504,500
First Brands Group LLC, 2021 Term Loans, First Lien, 6.00% (LIBOR03M+500bps), 3/24/27 (b)	4,962,500	4,977,387
Forterra Finance LLC, Replacement Term Loan, First Lien, 4.00% (LIBOR01M+300bps), 10/25/23 (b)	16,212,070	16,191,805
Froneri International Ltd., Facility B2 Loan, First Lien, 2.34% (LIBOR01M+225bps), 1/31/27 (b)	6,899,937	6,801,958
Frontier Communications Corp., DIP Term Loan, First Lien, 4.50% (LIBOR03M+375bps), 10/8/27 (b)	9,925,000	9,905,150
Gates Global LLC, Initial B-3 Dollar Term Loan, First Lien, 3.25% (LIBOR01M+250bps), 3/31/27 (b)	10,928,919	10,898,646
Global Medical Response, Inc., 2020 Term Loan, First Lien, 5.25% (LIBOR06M+425bps), 10/2/25 (b)	10,909,875	10,852,598
Golden Nugget, Inc., Senior Secured Term Loan, First Lien, 3.25% (LIBOR03M+250bps), 10/4/23 (b)	10,962,028	10,884,746
Graham Packaging Co., Inc., New Term Loans, First Lien, 3.75% (LIBOR01M+300bps), 8/4/27 (b)	15,738,695	15,681,249
Great Outdoors Group LLC, Term B1, First Lien, 4.50% (LIBOR01M+375bps), 3/5/28 (b)	21,161,925	21,166,369
Gulf Finance LLC, 7.75% (LIBOR01M+675bps), 8/25/26 (b)	3,168,487	2,950,654
Hillman Group, Inc. (The), Initial Term Loans, First Lien, 3.25% (LIBOR01M+275bps), 7/14/28 (b)	6,677,358	6,643,971
Hillman Group, Inc., Delayed Draw Term loan, First Lien, 3.25% (LIBOR01M+275bps), 2/24/28 (b) (d) (e)	1,603,054	1,595,358
Holley Purchaser, Inc., Delayed Draw Term Commitment, First Lien, 4.50% (LIBOR03M+375bps), 11/12/28 (b) (e)	2,069,875	2,067,420
Holley Purchaser, Inc., Initial Term Loan, First Lien, 4.50% (LIBOR03M+375bps), 11/10/28 (b)	12,397,500	12,348,406
Hub International Ltd., Term Loan B, First Lien, 2.87% (LIBOR03M+275bps), 4/25/25 (b)	10,206,731	10,081,494
iHeartCommunications, Inc., Second Amendment Incremental Term Loan, First Lien, 3.75% (LIBOR01M+325bps), 5/1/26 (b)	6,975,912	6,969,355
iHeartCommunications, Inc., Term Loans, First Lien, 3.09% (LIBOR01M+300bps), 5/1/26 (b)	36,258,671	35,993,258
Ineos U.S Petrochem LLC, 2026 Tranche B Dollar Term Loans, First Lien, 3.25% (LIBOR01M+275bps), 1/29/26 (b)	7,960,000	7,931,822
Innio North America Holding, Inc., Facility B USD, First Lien, 2.87% (LIBOR03M+275bps), 11/6/25 (b)	8,848,176	8,626,971
Insulet Corp., Term Loan B, First Lien, 3.75% (LIBOR01M+325bps), 5/3/28 (b)	3,980,000	3,977,532
Intelsat Jackson Holdings S.A.,Term B-3, First Lien, 8.00% (Prime+475bps), 11/27/23 (b)	11,750,000	11,715,690
Janus International Group LLC Amendment No 3, Refinancing Term Loans, First Lien, 4.25% (LIBOR02M+325bps), 2/15/25 (b)	15,573,777	15,534,842
Jo-Ann Stores LLC, Term B-1 Loan, First Lien, 5.50% (LIBOR03M+475bps), 6/30/28 (b)	22,443,750	22,177,343

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Knight Health Holdings LLC, TLB, First Lien, 12/17/28 (c) (d)	$23,500,000	$21,972,500
LBM Acquisition LLC, Initial Delayed Draw Term Loan Commitment, First Lien, 12/8/27 (c)	1,030,303	1,020,165
LBM Acquisition LLC, Initial Term Loan, First Lien, 4.50% (LIBOR03M+375bps), 12/17/27 (b) (d)	11,492,484	11,379,398
LBM Acquisition LLC, Initial Term Loan, First Lien, 12/17/27 (c) (d)	12,078,409	11,959,558
Leslie's Poolmart, Inc., Term Loan B, First Lien, 3.00% (LIBOR03M+250bps), 3/9/28 (b)	20,438,661	20,347,504
Life Time, Inc., 2021 Refinancing Term Loan, First Lien, 5.75% (LIBOR03M+475bps), 12/15/24 (b) (d)	14,796,530	14,861,338
Lifepoint Health, Inc., Term B Loans, First Lien, 3.85% (LIBOR01M+375bps), 11/16/25 (b)	19,231,875	19,195,912
LifeScan Global Corp., Initial Term Loan, First Lien, 6.13% (LIBOR03M+600bps), 10/1/24 (b)	22,704,462	22,145,024
LifeScan Global Corp., Initial Term Loan, Second Lien, 9.63% (LIBOR03M+950bps), 6/19/25 (b)	3,750,000	3,525,000
LSF11 A5 Holdco LLC, Term Loans, First Lien, 4.25% (LIBOR03M+375bps), 10/15/28 (b)	14,000,000	13,976,620
Lucid Energy Group II Borrower LLC, 11/22/28 (c) (d)	7,000,000	6,909,000
Lucid Energy Group II Borrower LLC, Initial Term Loan, First Lien, 5.00% (LIBOR03M+425bps), 2/18/25 (b)	15,940,702	15,733,473
Madison IAQ LLC, Initial Term Loans, First Lien, 3.75% (LIBOR06M+325bps), 6/16/28 (b)	20,397,500	20,366,292
Majordrive Holdings IV LLC, Initial term Loans, First Lien, 4.50% (LIBOR03M+400bps), 6/1/28 (b)	3,731,250	3,726,586
McGraw-Hill Education, Inc., Initial Term Loan, First Lien, 5.25% (LIBOR01M+475bps), 7/30/28 (b)	14,713,125	14,630,437
Medline Industries, Inc., Initial Dollar Term Loans, First Lien, 3.75% (LIBOR01M+325bps), 10/21/28 (b)	14,500,000	14,493,620
MHI Holdings LLC, Initial Term Loans, First Lien, 5.09% (LIBOR01M+500bps), 9/20/26 (b)	8,834,762	8,832,023
Mileage Plus Holdings LLC, Initial Term Loan, First Lien, 6.25% (LIBOR03M+525bps), 6/20/27 (b) (d)	22,000,000	23,168,860
Momentive Performance Materials, Inc., Initial Dollar Term Loan, First Lien, 3.35% (LIBOR01M+325bps), 5/15/24 (b)	5,667,135	5,657,671
Navicure, Inc., Initial Term Loans, First Lien, 4.09% (LIBOR01M+400bps), 10/23/26 (b)	10,888,100	10,869,917
NorthRiver Midstream Finance LP, Initial Term Loan B, First Lien, 3.38% (LIBOR03M+325bps), 10/1/25 (b)	5,948,770	5,933,898
Organon & Co., Dollar Term Loan, First Lien, 3.50% (LIBOR03M+300bps), 6/2/28 (b)	9,641,667	9,643,691
Ortho-Clinical Diagnostics, Inc., Term Loan B New, First Lien, 3.10% (LIBOR01M+300bps), 5/22/25 (b)	5,097,949	5,091,577
Packaging Coordinators Midco, Inc., Term B Loans, First Lien, 4.25% (LIBOR03M+350bps), 12/1/27 (b)	13,119,454	13,108,564
Park River Holdings, Inc., Initial Term Loans, First Lien, 4.00% (LIBOR03M+325bps), 1/20/28 (b)	9,949,984	9,848,892
Peraton Corp., Term Loan B, First Lien, 4.50% (LIBOR01M+375bps), 2/1/28 (b)	11,413,750	11,409,641
Petco Health and Wellness Co., Inc., Initial Term Loans, First Lien, 4.00% (LIBOR03M+325bps), 2/25/28 (b)	38,702,718	38,617,959

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
PetSmart, Inc., Initial Term Loans, First Lien, 4.50% (LIBOR06M+375bps), 2/12/28 (b)	$17,705,625	$17,716,780
PG&E Corp., Term Loan, First Lien, 3.50% (LIBOR03M+300bps), 6/23/25 (b)	10,849,849	10,719,651
Phoenix Newco, Inc., Initial Term Loans, First Lien, 4.00% (LIBOR01M+350bps), 11/15/28 (b)	20,000,000	19,991,000
Presidio Holdings, Inc., Term Loan B, First Lien, 3.63% (LIBOR03M+350bps), 12/19/26 (b)	3,959,799	3,949,899
Radiology Partners, Inc., Term Loan New, First Lien, 4.36% (LIBOR01M+425bps), 7/9/25 (b)	17,701,802	17,421,583
Rent-A-Center, Facility Term Loan B2, First Lien, 3.75% (LIBOR01M+325bps), 2/17/28 (b)	8,138,500	8,113,108
Revint Intermediate II LLC, Initial Term Loans, First Lien, 4.75% (LIBOR01M+425bps), 10/15/27 (b)	14,413,875	14,413,875
Reynolds Group Holdings, Inc., Tranche B-2 U.S. Term Loans, First Lien, 3.34% (LIBOR01M+325bps), 2/16/26 (b)	6,930,000	6,884,539
Ring Container Technologies Group LLC, Initial Term Loans, First Lien, 4.25% (LIBOR03M+375bps), 8/5/28 (b)	7,500,000	7,507,500
Rising Tide Holdins, Inc., Initial Term Loan, First Lien, 5.50% (LIBOR01M+475bps), 6/1/28 (b)	8,962,481	8,928,872
Robertshaw U.S. Holding Corp., 2nd Lien Initial Term Loans, Second Lien, 9.00% (LIBOR06M+800bps), 2/15/26 (b)	4,000,000	3,120,000
Robertshaw U.S. Holding Corp., Term Loan B, First Lien, 4.50% (LIBOR06M+350bps), 2/28/25 (b)	6,352,941	5,968,588
Ryan Specialty Group LLC, Term Loan, First Lien, 3.75% (LIBOR01M+300bps), 9/1/27 (b)	7,907,425	7,895,564
Scientific Games International, Inc., Term Loan B-5, First Lien, 2.84% (LIBOR01M+275bps), 8/14/24 (b)	7,917,738	7,884,325
Sedgwick Claims Management Services, Inc., Initial Term Loans, First Lien, 3.34% (LIBOR01M+325bps), 12/31/25 (b)	4,961,637	4,919,264
Sinclair Television Group, Inc., Term Loan B-3, First Lien, 3.10% (LIBOR01M+300bps), 3/25/28 (b)	7,967,481	7,808,132
Sparta US Holdco LLC, Initial Term Loan, First Lien, 4.25% (LIBOR03M+350bps), 4/30/28 (b)	4,000,000	4,001,240
SRS Distribution, Inc., 2021 Refinancing Term Loans, First Lien, 4.25% (LIBOR06M+375bps), 5/20/28 (b)	25,463,750	25,382,521
Standard Aero Ltd., 2020 SPCFD Refi Term B-2 Loans, First Lien, 3.63% (LIBOR03M+350bps), 4/8/26 (b)	2,952,315	2,867,997
Station Casinos LLC, Term B-1 Facility Loans, First Lien, 2.50% (LIBOR01M+225bps), 2/8/27 (b)	14,354,835	14,221,048
Surgery Center Holdings, Inc., 2021 New Term Loans, First Lien, 4.50% (LIBOR01M+375bps), 8/31/26 (b)	12,425,408	12,409,876
Surgery Center Holdings, Inc., New Term Loans, First Lien, 8/31/26 (c) (d)	10,000,000	9,987,500
SWF Holdings Corp., Initial Term Loans, First Lien, 4.75% (LIBOR01M+400bps), 10/6/28 (b)	36,250,000	35,887,500
Tailwind Smith Cooper Intermediate Corp., Initial Term Loans, Second Lien, 9.10% (LIBOR01M+900bps), 5/28/27 (b)	3,000,000	2,854,770
Team Health Holdings, Inc., Initial Term Loans, First Lien, 3.75% (LIBOR01M+275bps), 2/6/24 (b) (d)	25,498,136	24,305,779

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Tenneco, Inc., Tranche B Term Loan, First Lien, 3.09% (LIBOR01M+300bps), 10/1/25 (b)	$15,558,709	$15,305,880
The Hertz Corp., Initial Term B Loans, First Lien, 3.75% (LIBOR01M+325bps), 6/30/28 (b)	27,000,243	27,000,243
The Hertz Corp., Initial Term C Loan, First Lien, 3.75% (LIBOR01M+325bps), 6/30/28 (b)	5,114,078	5,114,078
The Men's Wearhouse LLC, Term Loan, First Lien, 9.00% (LIBOR03M+800bps), 12/1/25 (b)	2,765,859	2,328,521
The Michaels Cos., Inc., Term B Loans, First Lien, 5.00% (LIBOR03M+425bps), 4/15/28 (b)	38,338,672	37,962,186
Thor Industries, Inc., Term B-1, First Lien, 3.13% (LIBOR01M+300bps), 2/1/26 (b)	8,753,496	8,755,684
Titan Acquisition Ltd., Initial Term Loan, First Lien, 3.17% (LIBOR06M+300bps), 3/28/25 (b)	13,723,455	13,479,452
TransDigm, Inc., Tranche F Refinancing Term Loan, First Lien, 2.34% (LIBOR01M+225bps), 12/9/25 (b)	14,856,003	14,638,808
Traverse Midstream Partners LLC, Advance, First Lien, 5.25% (SOFR03M+425bps), 9/27/24 (b)	14,397,574	14,316,660
Trident TPI Holdings, Inc., Tranche B-3 DDTL Commitments, First Lien, 4.50% (LIBOR03M+400bps), 9/17/28 (b) (e)	558,442	558,056
Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loans, First Lien, 4.50% (LIBOR03M+400bps), 9/17/28 (b)	3,931,141	3,924,380
Triton Water Holdings, Inc., Initial Term Loan, First Lien, 4.00% (LIBOR03M+350bps), 3/31/28 (b) (d)	9,971,556	9,853,693
Truck Hero, Inc., Initial Term Loans, First Lien, 4.00% (LIBOR01M+325bps), 1/20/28 (b)	21,874,837	21,733,088
U.S. Renal Care, Inc., Initial Term Loan, First Lien, 5.09% (LIBOR01M+500bps), 7/26/26 (b)	19,273,250	18,702,376
United Airlines, Inc., Class B Term Loans, First Lien, 4.50% (LIBOR03M+375bps), 4/21/28 (b)	20,884,862	20,913,265
Univision Communications, Inc., 2021 Replacement New First-Lien Term, First Lien, 4.00% (LIBOR01M+325bps), 3/24/26 (b)	14,776,075	14,789,964
Univision Communications, Inc., Term Loan B, First Lien, 5/7/28 (c) (d)	8,500,000	8,478,750
Upstream Rehabilitation, August 2021 Incremental TL, First Lien, 4.34% (LIBOR01M+425bps), 11/20/26 (b)	4,975,000	4,975,000
USI, Inc., 2017 New Term Loans, First Lien, 3.13% (LIBOR03M+300bps), 5/16/24 (b)	12,621,484	12,515,590
Utz Quality Foodz LLC, 2021 New Term Loans, First Lien, 3.09% (LIBOR01M+300bps), 1/20/28 (b)	7,920,008	7,900,208
Verscend Holding Corp., New Term Loan B-1 Facility, First Lien, 4.09% (LIBOR01M+400bps), 8/27/25 (b)	7,838,342	7,828,544
Victoria's Secret & Co., Initial Term Loans, First Lien, 3.75% (LIBOR03M+325bps), 8/2/28 (b)	2,992,500	2,983,163
Weber-Stephen Products LLC, Initial Term B Loans, First Lien, 4.00% (LIBOR01M+325bps), 10/30/27 (b)	13,405,021	13,416,147
Welbilt, Inc., Facility Term Loan, First Lien, 2.59% (LIBOR01M+250bps), 10/23/25 (b)	15,000,000	14,931,300
WestJet Airlines Ltd., Initial Term Loan, First Lien, 4.00% (LIBOR06M+300bps), 12/11/26 (b) (d)	18,924,242	18,319,991

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Whatabrands LLC, Initial Term B Loans, First Lien, 3.75% (LIBOR01M+325bps), 7/21/28 (b)	$4,000,000	$3,981,800
White Cap Buyer LLC, Initial Closing Date Term Loan, First Lien, 4.50% (LIBOR01M+400bps), 10/19/27 (b)	11,394,925	11,396,178
WireCo WorldGroup, Inc., Initial Term Loan, First Lien, 4.75% (LIBOR06M+425bps), 11/13/28 (b)	16,000,000	15,970,080
WP CPP Holdings LLC, Term Loan, Second Lien, 8.75% (LIBOR03M+775bps), 4/30/26 (b)	2,000,000	1,950,000
WP CPP Holdings LLC, Term Loans, First Lien, 4.75% (LIBOR03M+375bps), 4/30/25 (b)	9,815,260	9,381,720
Total Senior Secured Loans (Cost $1,829,561,573)		1,823,601,388
Corporate Bonds (12.5%)
Communication Services (2.6%):
Audacy Capital Corp., 6.50%, 5/1/27, Callable 5/1/22 @ 104.88 (f)	2,000,000	1,977,300
CSC Holdings LLC, 6.50%, 2/1/29, Callable 2/1/24 @ 103.25 (f)	5,000,000	5,364,300
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26, Callable 7/1/22 @ 103.38 (f)	11,247,000	11,687,433
Frontier Communications Holdings LLC, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5 (f)	8,460,000	8,728,351
iHeartCommunications, Inc., 8.38%, 5/1/27, Callable 5/1/22 @ 104.19	3,000,000	3,165,900
Nexstar Broadcasting, Inc., 4.75%, 11/1/28, Callable 11/1/23 @ 102.38 (f)	5,000,000	5,114,100
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (f) (g)	15,350,000	14,936,471
Univision Communications, Inc., 6.63%, 6/1/27, Callable 6/1/23 @ 103.31 (f)	6,500,000	6,997,380
		57,971,235
Consumer Discretionary (3.5%):
Academy Ltd., 6.00%, 11/15/27, Callable 11/15/23 @ 103 (f)	2,000,000	2,136,000
Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44 (f)	8,000,000	8,370,000
Ambience Merger Sub, Inc., 7.13%, 7/15/29, Callable 7/15/24 @ 103.56 (f)	6,000,000	5,944,500
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.63%, 8/15/27, Callable 8/15/22 @ 103.31 (f) (g)	19,000,000	5,312,780
Genting New York LLC/GENNY Capital, Inc., 3.30%, 2/15/26, Callable 1/15/26 @ 100 (f)	6,000,000	5,940,180
Life Time, Inc., 5.75%, 1/15/26, Callable 1/15/23 @ 102.88 (f)	6,000,000	6,239,580
Magic Mergeco, Inc., 7.88%, 5/1/29, Callable 5/1/24 @ 103.94 (f)	7,000,000	6,901,160
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29, Callable 2/15/24 @ 103.88 (f) (g)	5,350,000	5,840,648
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.63%, 9/1/29, Callable 9/1/24 @ 102.81 (f)	1,300,000	1,291,420
5.88%, 9/1/31, Callable 9/1/26 @ 102.98 (f)	5,600,000	5,624,528
Scientific Games International, Inc., 8.25%, 3/15/26, Callable 3/15/22 @ 104.13 (f)	6,000,000	6,325,260

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Tenneco, Inc. 5.00%, 7/15/26, Callable 2/7/22 @ 102.5	$6,840,000	$6,608,808
7.88%, 1/15/29, Callable 1/15/24 @ 103.94 (f)	4,160,000	4,512,685
Viking Cruises Ltd., 13.00%, 5/15/25, Callable 5/15/22 @ 109.75 (f) (g)	6,000,000	6,789,840
		77,837,389
Consumer Staples (0.5%):
Triton Water Holdings, Inc., 6.25%, 4/1/29, Callable 4/1/24 @ 103.13 (f)	10,595,000	10,243,034
Energy (0.3%):
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 6/15/29, Callable 6/15/24 @ 102.69 (f)	2,334,000	2,465,404
Antero Resources Corp., 8.38%, 7/15/26, Callable 1/15/24 @ 104.19 (f)	3,246,000	3,695,279
		6,160,683
Financials (1.6%):
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29, Callable 4/15/24 @ 102.63 (f)	4,000,000	4,206,800
LABL Escrow Issuer LLC, 10.50%, 7/15/27, Callable 7/15/22 @ 105.25 (f) (g)	6,500,000	6,821,685
Mozart Debt Merger Sub, Inc. 3.88%, 4/1/29, Callable 10/1/24 @ 101.94 (f)	10,200,000	10,164,504
5.25%, 10/1/29, Callable 10/1/24 @ 102.63 (f)	2,200,000	2,234,254
SWF Escrow Issuer Corp., 6.50%, 10/1/29, Callable 10/1/24 @ 103.25 (f)	3,100,000	2,977,550
White Capital Parent LLC, 8.25%, 3/15/26, Callable 3/15/22 @ 102 (f)	2,250,000	2,303,753
Wolverine Escrow LLC 9.00%, 11/15/26, Callable 11/15/22 @ 106.75 (f)	2,653,000	2,517,219
13.13%, 11/15/27, Callable 11/15/22 @ 109.84 (f)	4,750,000	3,030,690
		34,256,455
Health Care (1.8%):
Air Methods Corp., 8.00%, 5/15/25, Callable 2/7/22 @ 102 (f) (g)	14,250,000	12,252,150
Bausch Health Cos., Inc., 5.25%, 1/30/30, Callable 1/30/25 @ 102.63 (f) (g)	10,466,000	9,253,828
Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/1/23 @ 104.63 (f) (g)	2,500,000	2,626,525
Team Health Holdings, Inc., 6.38%, 2/1/25, Callable 1/24/22 @ 101.59 (f)	8,383,000	7,889,912
Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06 (f)	7,000,000	7,396,270
		39,418,685
Industrials (1.5%):
American Airlines, Inc., 11.75%, 7/15/25 (f)	17,185,000	21,365,423
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/7/22 @ 100 (f)	4,000,000	3,797,280
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25 (f)	4,000,000	4,275,560
Wabash National Corp., 4.50%, 10/15/28, Callable 10/15/24 @ 102.25 (f)	3,950,000	3,984,642
		33,422,905

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares or Principal Amount	Value
Information Technology (0.7%):
Caesars Entertainment, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (f)	$13,800,000	$15,274,668
Total Corporate Bonds (Cost $280,696,205)		274,585,054
Yankee Dollars (0.9%)
Energy (0.5%):
Husky Holding Ltd. (13.0% Cash or 13.75% PIK), 13.00%, 2/15/25, Callable 2/7/22 @ 109.75 (f) (g)	4,500,000	4,754,070
TechnipFMC PLC, 6.50%, 2/1/26, Callable 2/1/23 @ 103.25 (f)	4,800,000	5,129,040
		9,883,110
Industrials (0.3%):
Bombardier, Inc., 7.88%, 4/15/27, Callable 4/15/22 @ 103.94 (f)	6,500,000	6,740,435
Materials (0.1%):
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 2/7/22 @ 103.88 (f) (g)	2,500,000	2,544,025
Total Yankee Dollars (Cost $18,641,973)		19,167,570
Exchange-Traded Funds (1.6%)
Invesco Senior Loan ETF (g)	833,500	18,420,350
SPDR Blackstone Senior Loan ETF (g)	381,250	17,396,438
Total Exchange-Traded Funds (Cost $35,969,352)		35,816,788
Total Investments (Cost $2,165,061,474) — 97.8%		2,153,398,960
Other assets in excess of liabilities — 2.2%		49,040,415
NET ASSETS — 100.00%		$2,202,439,375

(a)  Amount represents less than 0.05% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2021.

(c)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(d)  Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

(e)  The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. At December 31, 2021 the Fund held unfunded or partially unfunded loan commitments of $3,245,141, which included a $13,692 unrealized loss.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $283,977,916 and amounted to 12.9% of net assets.

(g)  All or a portion of the security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(h)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

bps — Basis points

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2021

ETF — Exchange-Traded Fund

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

US0003M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PIK — Payment-in-Kind

PLC — Public Limited Company

PRIME — U.S. Prime Rate

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Principal Amount	Value
Asset-Backed Securities (1.0%)
Commonbond Student Loan Trust, Series 2021-AGS, Class A, 1.20%, 8/25/50, Callable 12/25/29 @ 100 (a)	$223,770	$221,462
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.88%, 3/26/46, Callable 3/25/24 @ 100 (a)	500,000	486,476
Total Asset-Backed Securities (Cost $723,719)		707,938
Collateralized Mortgage Obligations (9.4%)
AIMCO CLO, Series 2017-AA, Class DR, 3.28% (LIBOR03M+315bps), 4/20/34, Callable 4/20/23 @ 100 (a) (b)	400,000	394,548
AIMCO CLO 14 Ltd., Series 2021-14A, Class D, 3.03% (LIBOR03M+290bps), 4/20/34, Callable 4/20/23 @ 100 (a) (b) (c)	800,000	782,920
Battalion CLO XIX Ltd., Series 2021-19A, Class D, 3.37% (LIBOR03M+325bps), 4/15/34, Callable 4/15/23 @ 100 (a) (b) (c)	800,000	796,392
BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/5/36, Callable 11/5/24 @ 100 (a)	300,000	310,749
Grace Trust, Series 2020-GRCE, Class C, 2.68%, 12/10/40, Callable 12/10/30 @ 100 (a) (c) (d)	650,000	640,614
Greywolf CLO II Ltd., Series 2013-1A, Class C2RR, 4.32% (LIBOR03M+420bps), 4/15/34, Callable 4/15/23 @ 100 (a) (b) (c)	900,000	887,432
GS Mortgage Securities Trust, Series 2017-FARM, Class B, 3.54%, 1/10/43, Callable 1/10/28 @ 100 (a) (d)	650,000	684,629
Hilton USA Trust, Series 2016-SFP, Class A, 2.83%, 11/5/35 (a) (c)	500,000	501,699
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class B, 4.08%, 3/15/50 (d)	200,000	214,999
OHA Credit Funding 2 Ltd., Series 2019-2A, Class CR, 2.33% (LIBOR03M+220bps), 4/21/34, Callable 4/21/23 @ 100 (a) (b)	600,000	600,618
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 7/15/41 (a)	600,000	615,136
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class B, 4.00%, 12/15/50 (d)	150,000	161,361
Total Collateralized Mortgage Obligations (Cost $6,681,023)		6,591,097
Corporate Bonds (59.4%)
Communication Services (9.8%):
AT&T, Inc., 3.50%, 9/15/53, Callable 3/15/53 @ 100	200,000	202,996
Charter Communications Operating LLC/Charter Communications Operating Capital, 2.30%, 2/1/32, Callable 11/1/31 @ 100 (c) (e)	300,000	285,075
CSC Holdings LLC, 7.50%, 4/1/28, Callable 4/1/23 @ 103.75 (a) (c)	1,000,000	1,073,560
Frontier Communications Holdings LLC, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5 (a)	500,000	515,860
iHeartCommunications, Inc., 5.25%, 8/15/27, Callable 8/15/22 @ 102.63 (a) (c)	1,000,000	1,039,880
Scripps Escrow, Inc., 5.88%, 7/15/27, Callable 7/15/22 @ 104.41 (a)	250,000	262,690
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (a) (c)	1,500,000	1,459,590
Sirius XM Radio, Inc., 5.50%, 7/1/29, Callable 7/1/24 @ 102.75 (a) (c)	500,000	539,365
Sprint Corp., 7.63%, 3/1/26, Callable 11/1/25 @ 100	500,000	599,550

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Univision Communications, Inc., 4.50%, 5/1/29, Callable 5/1/24 @ 102.25 (a)	$200,000	$202,530
Verizon Communications, Inc., 2.36%, 3/15/32, Callable 12/15/31 @ 100 (a)	750,000	739,718
		6,920,814
Consumer Discretionary (12.6%):
Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44 (a)	1,500,000	1,569,375
Expedia Group, Inc., 2.95%, 3/15/31, Callable 12/15/30 @ 100	1,180,000	1,180,342
General Motors Co., 5.95%, 4/1/49, Callable 10/1/48 @ 100	200,000	273,516
Life Time, Inc., 5.75%, 1/15/26, Callable 1/15/23 @ 102.88 (a)	500,000	519,965
Magic Mergeco, Inc., 7.88%, 5/1/29, Callable 5/1/24 @ 103.94 (a)	500,000	492,940
Marriott International, Inc., 2.85%, 4/15/31, Callable 1/15/31 @ 100 (c) (e)	1,180,000	1,177,192
MGM Resorts International, 5.50%, 4/15/27, Callable 1/15/27 @ 100	500,000	536,010
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29, Callable 2/15/24 @ 103.88 (a) (c)	750,000	818,782
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.88%, 9/1/31, Callable 9/1/26 @ 102.98 (a)	200,000	200,876
Ross Stores, Inc., 1.88%, 4/15/31, Callable 1/15/31 @ 100	1,000,000	957,120
Viking Cruises Ltd., 13.00%, 5/15/25, Callable 5/15/22 @ 109.75 (a) (c)	1,000,000	1,131,640
		8,857,758
Consumer Staples (1.0%):
Constellation Brands, Inc., 4.10%, 2/15/48, Callable 8/15/47 @ 100 (c)	400,000	454,376
The Kroger Co., 1.70%, 1/15/31, Callable 10/15/30 @ 100 (e)	300,000	284,967
		739,343
Energy (7.1%):
Antero Resources Corp., 7.63%, 2/1/29, Callable 2/1/24 @ 103.81 (a)	624,000	695,067
Boardwalk Pipelines LP, 3.40%, 2/15/31, Callable 11/15/30 @ 100	1,000,000	1,031,720
Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100 (c)	750,000	817,890
Marathon Oil Corp., 4.40%, 7/15/27, Callable 4/15/27 @ 100 (c)	150,000	164,579
ONEOK, Inc. 3.40%, 9/1/29, Callable 6/1/29 @ 100 (c)	250,000	259,085
4.45%, 9/1/49, Callable 3/1/49 @ 100	200,000	220,990
Ovintiv Exploration, Inc., 5.38%, 1/1/26, Callable 10/1/25 @ 100 (c) (e)	1,600,000	1,775,520
		4,964,851
Financials (8.3%):
Bank of America Corp. 2.69% (SOFR+110bps), 4/22/32, Callable 4/22/31 @ 100 (b) (c)	200,000	203,420
2.83% (SOFR+188bps), 10/24/51, Callable 10/24/50 @ 100, MTN (b) (c)	500,000	490,280
Chubb INA Holdings, Inc., 1.38%, 9/15/30, Callable 6/15/30 @ 100	1,550,000	1,461,526
CNA Financial Corp., 2.05%, 8/15/30, Callable 5/15/30 @ 100 (c)	1,100,000	1,066,274
General Motors Financial Co., Inc., 3.60%, 6/21/30, Callable 3/21/30 @ 100 (c)	250,000	266,867
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 2.63%, 10/15/31, Callable 7/15/31 @ 100	700,000	691,194
Liberty Mutual Group, Inc., 3.95%, 10/15/50, Callable 4/15/50 @ 100 (a) (e)	300,000	333,705

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Morgan Stanley 2.48% (SOFR+136bps), 9/16/36, Callable 9/16/31 @ 100 (b)	$500,000	$481,285
3.22% (SOFR+149bps), 4/22/42, Callable 4/22/41 @ 100 (b)	250,000	262,998
Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29, Callable 10/1/24 @ 102.63 (a)	100,000	101,557
SWF Escrow Issuer Corp., 6.50%, 10/1/29, Callable 10/1/24 @ 103.25 (a)	500,000	480,250
		5,839,356
Health Care (2.3%):
AbbVie, Inc., 4.25%, 11/21/49, Callable 5/21/49 @ 100 (c)	400,000	481,488
Bausch Health Cos., Inc., 5.25%, 1/30/30, Callable 1/30/25 @ 102.63 (a) (c)	1,000,000	884,180
Team Health Holdings, Inc., 6.38%, 2/1/25, Callable 1/24/22 @ 101.59 (a) (e)	250,000	235,295
		1,600,963
Industrials (8.7%):
Air Lease Corp. 4.63%, 10/1/28, Callable 7/1/28 @ 100 (c)	1,100,000	1,214,697
3.00%, 2/1/30, Callable 11/1/29 @ 100, MTN	200,000	200,492
American Airlines, Inc., 11.75%, 7/15/25 (a)	200,000	248,652
Caterpillar, Inc.
1.90%, 3/12/31, Callable 12/12/30 @ 100 (e)	600,000	596,352
3.25%, 4/9/50, Callable 10/9/49 @ 100	100,000	110,878
Cornerstone Building Brands, Inc., 6.13%, 1/15/29, Callable 9/15/23 @ 103.06 (a) (c)	1,000,000	1,066,780
The Boeing Co.
5.15%, 5/1/30, Callable 2/1/30 @ 100 (c)	680,000	794,247
3.75%, 2/1/50, Callable 8/1/49 @ 100	250,000	259,052
The Hertz Corp., 5.00%, 12/1/29, Callable 12/1/24 @ 102.5 (a)	500,000	501,310
Waste Connections, Inc., 2.60%, 2/1/30, Callable 11/1/29 @ 100	1,100,000	1,120,581
		6,113,041
Information Technology (3.5%):
Broadcom, Inc., 2.45%, 2/15/31, Callable 11/15/30 @ 100 (a)	1,200,000	1,174,860
VMware, Inc., 2.20%, 8/15/31, Callable 5/15/31 @ 100	1,300,000	1,277,783
		2,452,643
Materials (1.7%):
Amcor Flexibles North America, Inc., 2.69%, 5/25/31, Callable 2/25/31 @ 100	1,150,000	1,163,628
Real Estate (3.2%):
Duke Realty, LP, 2.25%, 1/15/32, Callable 10/15/31 @ 100	900,000	881,271
Life Storage, LP, 2.40%, 10/15/31, Callable 7/15/31 @ 100	150,000	147,743
Simon Property Group LP, 2.20%, 2/1/31, Callable 11/1/30 @ 100 (c) (e)	1,250,000	1,224,962
		2,253,976
Utilities (1.2%):
Ameren Illinois Co., 4.50%, 3/15/49, Callable 9/15/48 @ 100	300,000	384,408
Duke Energy Corp., 3.50%, 6/15/51, Callable 12/15/50 @ 100	320,000	333,414
Pacific Gas and Electric Co., 3.50%, 8/1/50, Callable 2/1/50 @ 100	100,000	93,657
		811,479
Total Corporate Bonds (Cost $41,748,630)		41,717,852

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Residential Mortgage-Backed Securities (0.2%)
Bank of America Funding Corp., Series 2004-2, Class 1CB1, 5.75%, 9/20/34, Callable 12/20/25 @ 100 (c)	$39,314	$40,963
Countrywide Home Loans, Inc., Series 2004-5, Class 2A9, 5.25%, 5/25/34, Callable 1/25/22 @ 100 (c)	59,700	64,759
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A1, 5.50%, 10/25/20 (c)	1,614	1,553
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 2.58%, 2/25/35, Callable 1/25/22 @ 100 (c) (d)	11,909	11,909
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 11/25/34, Callable 1/25/22 @ 100 (c)	1,306	919
Total Residential Mortgage-Backed Securities (Cost $115,743)		120,103
Yankee Dollars (9.4%)
Consumer Discretionary (0.4%):
Nissan Motor Co. Ltd., 4.81%, 9/17/30, Callable 6/17/30 @ 100 (a)	250,000	279,765
Energy (0.9%):
Cenovus Energy, Inc. 2.65%, 1/15/32, Callable 10/15/31 @ 100 (e)	400,000	391,748
5.40%, 6/15/47, Callable 12/15/46 @ 100 (e)	200,000	248,924
		640,672
Financials (4.1%):
Credit Suisse Group AG, 3.87%, 1/12/29, Callable 1/12/28 @ 100 (a) (c) (e)	1,500,000	1,605,390
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 5/1/30, Callable 2/1/30 @ 100 (a) (c)	1,200,000	1,279,584
		2,884,974
Industrials (2.5%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28, Callable 8/29/28 @ 100	1,700,000	1,724,752
Materials (1.5%):
Nutrien, Ltd., 2.95%, 5/13/30, Callable 2/13/30 @ 100	1,000,000	1,054,720
Total Yankee Dollars (Cost $6,605,638)		6,584,883
U.S. Government Mortgage-Backed Agencies (0.0%) (f)
Federal National Mortgage Association 3.50%, 7/1/43 (c)	42,410	45,490
Total U.S. Government Mortgage-Backed Agencies (Cost $43,339)		45,490
U.S. Treasury Obligations (8.3%)
U.S. Treasury Bonds 1.88%, 2/15/41 (c)	3,950,000	3,921,609
1.38%, 8/15/50	500,000	440,235

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares or Principal Amount	Value
U.S. Treasury Notes
1.63%, 5/15/31 (c)	$480,000	$486,150
1.38%, 11/15/31	1,000,000	988,906
Total U.S. Treasury Obligations (Cost $5,687,311)		5,836,900
Exchange-Traded Funds (9.2%)
Invesco Senior Loan ETF (c) (e)	148,700	3,286,270
SPDR Blackstone Senior Loan ETF (c)	69,450	3,169,003
Total Exchange-Traded Funds (Cost $6,500,577)		6,455,273
Collateral for Securities Loaned (10.9%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (g)	177,979	177,979
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (g)	3,495,533	3,495,533
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (g)	88,820	88,820
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (g)	708,226	708,226
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (g)	3,184,323	3,184,323
Total Collateral for Securities Loaned (Cost $7,654,881)		7,654,881
Total Investments (Cost $75,760,861) — 107.8%		75,714,417
Liabilities in excess of other assets — (7.8)%		(5,477,674)
NET ASSETS — 100.00%		$70,236,743

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $26,375,841 and amounted to 37.6% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2021.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2021.

(e)  All or a portion of this security is on loan.

(f)  Amount represents less than 0.05% of net assets.

(g)  Rate disclosed is the daily yield on December 31, 2021.

bps — Basis points

ETF — Exchange-Traded Fund

LIBOR — London InterBank Offered Rate

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2021

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

SOFR — Secured Overnight Financing Rate

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	42	3/31/22	$9,181,095	$9,163,219	$(17,876)
5-Year U.S. Treasury Note Futures	9	3/31/22	1,089,385	1,088,789	(596)
Ultra Long Term U.S. Treasury Bond Futures	25	3/22/22	4,919,895	4,928,125	8,230
					$(10,242)
Futures Contracts Sold
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year US Treasury Note Futures	71	3/22/22	$10,330,234	$10,397,062	$(66,828)
Total unrealized appreciation					$8,230
Total unrealized depreciation					(85,300)
Total net unrealized appreciation (depreciation)					$(77,070)

Centrally Cleared

Credit Default Swap Agreements - Buy Protection(a)

Underlying Instruments	Fixed Deal Pay Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2021 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 37	5.00%	12/20/26	Quarterly	2 94%	$7,400,000	$(676,278)	$(645,084)	$(31,194)
						$(676,278)	$(645,084)	$(31,194)

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2021

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2021
	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund	Victory High Yield Fund
Assets:
Investments, at value (Cost $24,604,390, $195,619,237 and $368,541,693)	$25,328,450	(a)	$198,029,295 (b)	$371,898,564	(c)
Cash	744,603		11,793,792	6,282,594
Deposit with broker for futures contracts	184,239		1,575,170	—
Deposit with broker for swap agreements	103,785		2,150,710	—
Receivables:
Interest and dividends	139,061		1,145,639	5,107,904
Capital shares issued	12,039		8,862,363	318,049
Investments sold	—		—	8,951
Variation margin on open futures contracts	14,394		24,643	—
Variation margin on open swap agreements	375		5,975	—
From Adviser	20,565		15,282	60,551
Prepaid expenses	17,414		19,514	21,781
Total Assets	26,564,925		223,622,383	383,698,394
Liabilities:
Payables:
Collateral received on loaned securities	1,398,374		6,079,110	38,823,311
Distributions	570		28,786	220,118
Investments purchased	496,680		—	4,995,000
Capital shares redeemed	7,678		39,951	560,561
Variation margin on open futures contracts	688		15,234	—
Accrued expenses and other payables:
Investment advisory fees	10,435		78,284	173,889
Administration fees	1,330		11,034	17,666
Custodian fees	1,459		2,770	4,539
Transfer agent fees	8,349		38,736	57,662
Compliance fees	14		118	199
12b-1 fees	3,010		10,619	23,821
Other accrued expenses	15,769		30,822	34,290
Total Liabilities	1,944,356		6,335,464	44,911,056
Net Assets:
Capital	23,414,922		243,473,924	337,647,747
Total accumulated earnings/(loss)	1,205,647		(26,187,005)	1,139,591
Net Assets	$24,620,569		$217,286,919	$338,787,338
Net Assets
Class A	$19,292,358		$76,900,829	$49,270,779
Class C	483,645		5,528,233	32,889,212
Class R	3,210,438		1,213,690	19,242,809
Class Y	1,634,128		133,644,167	237,384,538
Total	$24,620,569		$217,286,919	$338,787,338
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	1,914,673		7,567,653	7,251,094
Class C	48,029		543,932	4,829,418
Class R	317,819		119,464	2,824,423
Class Y	162,388		13,147,883	35,104,424
Total	2,442,909		21,378,932	50,009,359
Net asset value, offering (except Class A) and redemption price per share:
Class A	$10.08		$10.16	$6.79
Class C (d)	10.07		10.16	6.81
Class R	10.10		10.16	6.81
Class Y	10.06		10.16	6.76
Maximum Sales Charge — Class A	2.25%		2.25%	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$10.31		$10.39	$6.95

(a)  Includes $1,366,812 of securities on loan.

(b)  Includes $5,943,432 of securities on loan.

(c)  Includes $37,201,728 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2021
	Victory Tax-Exempt Fund	Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
Assets:
Investments, at value (Cost $47,196,338, $48,902,974 and $2,165,061,474)	$51,601,611	$52,089,107	$2,153,398,960
Cash	84,561	604,099	138,707,824
Receivables:
Interest and dividends	497,986	563,025	11,102,173
Capital shares issued	4,144	823,431	7,185,956
Investments sold	—	—	3,592,877
From Adviser	18,069	26,869	545,682
Prepaid expenses	15,980	28,841	92,361
Total Assets	52,222,351	54,135,372	2,314,625,833
Liabilities:
Payables:
Distributions	8,448	7,858	1,164,416
Investments purchased	563,920	509,165	99,924,621
Capital shares redeemed	274,767	79,485	9,214,405
Accrued expenses and other payables:
Investment advisory fees	22,126	22,277	1,203,149
Administration fees	2,774	2,696	106,168
Custodian fees	1,145	1,236	43,179
Transfer agent fees	9,266	7,276	304,295
Compliance fees	30	30	1,258
12b-1 fees	4,756	4,723	73,808
Other accrued expenses	15,901	15,891	151,159
Total Liabilities	903,133	650,637	112,186,458
Net Assets:
Capital	47,225,830	50,316,447	2,398,000,129
Total accumulated earnings/(loss)	4,093,388	3,168,288	(195,560,754)
Net Assets	$51,319,218	$53,484,735	$2,202,439,375
Net Assets
Class A	$35,312,357	$34,351,945	$349,705,741
Class C	2,037,408	2,192,007	81,108,871
Class R	—	—	602,081
Class Y	13,969,453	14,087,370	1,768,900,467
Member Class	—	2,853,413	2,122,215
Total	$51,319,218	$53,484,735	$2,202,439,375
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	3,609,810	3,098,460	37,484,031
Class C	208,369	197,738	8,690,679
Class R	—	—	64,554
Class Y	1,428,631	1,270,545	189,510,202
Member Class	—	257,290	227,514
Total	5,246,810	4,824,033	235,976,980
Net asset value, offering (except Class A) and redemption price per share:
Class A	$9.78	$11.09	$9.33
Class C (a)	9.78	11.09	9.33
Class R	—	—	9.33
Class Y	9.78	11.09	9.33
Member Class	—	11.09	9.33
Maximum Sales Charge — Class A	2.25%	2.25%	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$10.01	$11.35	$9.54

(a)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statement of Assets and Liabilities December 31, 2021
Victory Strategic Income Fund
Assets:
Investments, at value (Cost $75,760,861)	$75,714,417 (a)
Cash	956,142
Deposit with broker for futures contracts	457,771
Deposit with broker for swap agreements	354,882
Receivables:
Interest and dividends	625,376
Capital shares issued	14,619
Variation margin on open futures contracts	41,664
From Adviser	19,033
Prepaid expenses	25,427
Total Assets	78,209,331
Liabilities:
Payables:
Collateral received on loaned securities	7,654,881
Distributions	68,867
Capital shares redeemed	142,370
Variation margin on open futures contracts	18,859
Variation margin on swap agreements	5,527
Accrued expenses and other payables:
Investment advisory fees	36,226
Administration fees	3,998
Custodian fees	2,030
Transfer agent fees	13,281
Compliance fees	42
12b-1 fees	7,182
Other accrued expenses	19,325
Total Liabilities	7,972,588
Net Assets:
Capital	70,439,098
Total accumulated earnings/(loss)	(202,355)
Net Assets	$70,236,743
Net Assets
Class A	$39,795,228
Class C	5,045,500
Class R	2,771,948
Class Y	22,624,067
Total	$70,236,743
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	3,802,373
Class C	479,830
Class R	263,410
Class Y	2,174,024
Total	6,719,637
Net asset value, offering (except Class A) and redemption price per share:
Class A	$10.47
Class C (b)	10.52
Class R	10.52
Class Y	10.41
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$10.71

(a)  Includes $7,446,153 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2021
	Victory INCORE Investment Quality Bond Fund	Victory INCORE Low Duration Bond Fund	Victory High Yield Fund
Investment Income:
Dividends	$49,534	$318,791	$111,119
Interest	511,225	3,654,611	18,208,188
Securities lending (net of fees)	2,344	15,105	137,039
Total Income	563,103	3,988,507	18,456,346
Expenses:
Investment advisory fees	136,296	1,043,788	1,772,507
Administration fees	15,064	128,205	162,693
Sub-Administration fees	17,000	17,000	17,000
12b-1 fees — Class A	52,514	199,044	115,224
12b-1 fees — Class C	7,506	69,497	289,204
12b-1 fees — Class R	17,039	5,643	97,191
Custodian fees	10,080	17,984	26,092
Transfer agent fees — Class A	35,819	94,244	47,453
Transfer agent fees — Class C	1,294	9,349	13,102
Transfer agent fees — Class R	6,498	2,047	4,619
Transfer agent fees — Class Y	2,698	135,043	225,555
Trustees' fees	3,496	17,489	18,704
Compliance fees	204	1,742	2,098
Legal and audit fees	11,680	20,533	25,979
State registration and filing fees	55,140	67,509	85,278
Other expenses	20,520	43,270	49,634
Total Expenses	392,848	1,872,387	2,952,333
Expenses waived/reimbursed by Adviser	(132,566)	(175,522)	(221,331)
Net Expenses	260,282	1,696,865	2,731,002
Net Investment Income (Loss)	302,821	2,291,642	15,725,344
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	413,684	1,930,506	5,672,619
Net realized gains (losses) from futures contracts	(43,028)	554,474	—
Net realized gains (losses) from swap agreements	43,436	280,211	—
Net change in unrealized appreciation/depreciation on investment securities	(886,683)	(3,077,450)	(7,935,627)
Net change in unrealized appreciation/depreciation on futures contracts	(5,660)	15,472	—
Net change in unrealized appreciation/depreciation on swap agreements	258	41,511	—
Net realized/unrealized gains (losses) on investments	(477,993)	(255,276)	(2,263,008)
Change in net assets resulting from operations	$(175,172)	$2,036,366	$13,462,336

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2021
	Victory Tax-Exempt Fund	Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
Investment Income:
Dividends	$—	$78,789	$467,219
Interest	1,865,305	1,900,567	78,732,975
Securities lending (net of fees)	507	—	—
Total Income	1,865,812	1,979,356	79,200,194
Expenses:
Investment advisory fees	263,469	247,283	10,560,819
Administration fees	29,080	27,267	891,563
Sub-Administration fees	17,000	17,000	17,000
12b-1 fees — Class A	89,603	83,662	724,145
12b-1 fees — Class C	23,918	29,419	738,279
12b-1 fees — Class R	—	—	2,515
Custodian fees	6,988	7,912	258,539
Transfer agent fees — Class A	29,585	22,240	307,460
Transfer agent fees — Class C	3,699	3,235	81,486
Transfer agent fees — Class R	—	—	969
Transfer agent fees — Class Y	17,645	8,731	1,149,146
Transfer agent fees — Member Class	—	1,021	2,048
Trustees' fees	5,211	4,605	78,499
Compliance fees	394	356	10,817
Legal and audit fees	11,348	11,919	267,014
State registration and filing fees	42,675	62,490	200,325
Interfund lending fees	139	—	—
Other expenses	14,985	18,245	265,526
Total Expenses	555,739	545,385	15,556,150
Expenses waived/reimbursed by Adviser	(131,110)	(156,099)	(1,454,748)
Net Expenses	424,629	389,286	14,101,402
Net Investment Income (Loss)	1,441,183	1,590,070	65,098,792
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	1,382,468	209,201	408,615
Net change in unrealized appreciation/depreciation on investment securities	(770,070)	1,002,109	(12,438,598)
Net realized/unrealized gains (losses) on investments	612,398	1,211,310	(12,029,983)
Change in net assets resulting from operations	$2,053,581	$2,801,380	$53,068,809

See notes to financial statements.

Victory Portfolios	Statement of Operations For the Year Ended December 31, 2021
Victory Strategic Income Fund
Investment Income:
Dividends	$269,239
Interest	2,302,749
Securities lending (net of fees)	22,625
Total Income	2,594,613
Expenses:
Investment advisory fees	523,429
Administration fees	48,298
Sub-Administration fees	17,000
12b-1 fees — Class A	106,322
12b-1 fees — Class C	62,485
12b-1 fees — Class R	14,349
Custodian fees	12,666
Transfer agent fees — Class A	19,619
Transfer agent fees — Class C	3,366
Transfer agent fees — Class R	496
Transfer agent fees — Class Y	43,503
Trustees' fees	7,923
Compliance fees	664
Legal and audit fees	15,164
State registration and filing fees	52,740
Interfund lending fees	197
Other expenses	21,944
Total Expenses	950,165
Expenses waived/reimbursed by Adviser	(136,239)
Net Expenses	813,926
Net Investment Income (Loss)	1,780,687
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	726,528
Net realized gains (losses) from futures contracts	(176,808)
Net realized gains (losses) from swap agreements	74,546
Net change in unrealized appreciation/depreciation on investment securities	(3,361,033)
Net change in unrealized appreciation/depreciation on futures contracts	(49,102)
Net change in unrealized appreciation/depreciation on swap agreements	(31,194)
Net realized/unrealized gains (losses) on investments	(2,817,063)
Change in net assets resulting from operations	$(1,036,376)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$302,821	$469,256	$2,291,642	$3,749,720	$15,725,344	$11,999,966
Net realized gains (losses) from investments	414,092	956,039	2,765,191	1,551,713	5,672,619	(286,139)
Net change in unrealized appreciation/ depreciation on investments	(892,085)	884,218	(3,020,467)	4,094,555	(7,935,627)	6,963,613
Change in net assets resulting from operations	(175,172)	2,309,513	2,036,366	9,395,988	13,462,336	18,677,440
Distributions to Shareholders:
Class A	(336,494)	(443,929)	(879,844)	(868,824)	(2,461,269)	(1,891,442)
Class C	(5,625)	(31,603)	(21,804)	(238,443)	(1,335,016)	(1,103,322)
Class R	(40,583)	(56,460)	(7,637)	(10,980)	(979,672)	(990,013)
Class Y	(38,987)	(74,664)	(1,922,795)	(2,422,766)	(11,295,501)	(8,004,170)
From return of capital:
Class A	—	—	—	(220,729)	—	—
Class C	—	—	—	(60,578)	—	—
Class R	—	—	—	(2,790)	—	—
Class Y	—	—	—	(615,514)	—	—
Change in net assets resulting from distributions to shareholders	(421,689)	(606,656)	(2,832,080)	(4,440,624)	(16,071,458)	(11,988,947)
Change in net assets resulting from capital transactions	(5,104,106)	(2,983,450)	(42,237,361)	(11,232,054)	88,777,937	66,176,609
Change in net assets	(5,700,967)	(1,280,593)	(43,033,075)	(6,276,690)	86,168,815	72,865,102
Net Assets:
Beginning of period	30,321,536	31,602,129	260,319,994	266,596,684	252,618,523	179,753,421
End of period	$24,620,569	$30,321,536	$217,286,919	$260,319,994	$338,787,338	$252,618,523

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$3,219,691	$3,741,042	$27,443,659	$26,390,247	$18,887,212	$11,313,136
Distributions reinvested	327,179	432,981	797,627	998,870	1,668,744	1,207,222
Cost of shares redeemed	(5,233,205)	(5,934,340)	(21,402,058)	(20,255,290)	(9,668,773)	(6,047,019)
Total Class A	$(1,686,335)	$(1,760,317)	$6,839,228	$7,133,827	$10,887,183	$6,473,339
Class C
Proceeds from shares issued	$1,689	$371,418	$1,947,527	$1,293,466	$10,304,554	$6,325,319
Distributions reinvested	5,578	28,275	20,254	255,292	672,575	363,233
Cost of shares redeemed	(2,020,890)	(853,248)	(19,935,340)	(17,694,441)	(3,823,976)	(2,370,736)
Total Class C	$(2,013,623)	$(453,555)	$(17,967,559)	$(16,145,683)	$7,153,153	$4,317,816
Class R
Proceeds from shares issued	$265,416	$520,871	$250,815	$440,750	$979,946	$573,952
Distributions reinvested	40,505	56,322	7,615	13,406	107,948	101,913
Cost of shares redeemed	(626,813)	(529,270)	(169,252)	(494,683)	(984,832)	(503,868)
Total Class R	$(320,892)	$47,923	$89,178	$(40,527)	$103,062	$171,997
Class Y
Proceeds from shares issued	$432,578	$1,142,128	$70,433,564	$84,768,131	$189,927,452	$169,162,794
Distributions reinvested	38,854	73,672	1,562,121	2,450,105	11,280,860	7,507,572
Cost of shares redeemed	(1,554,688)	(2,033,301)	(103,193,893)	(89,397,907)	(130,573,773)	(121,456,909)
Total Class Y	$(1,083,256)	$(817,501)	$(31,198,208)	$(2,179,671)	$70,634,539	$55,213,457
Change in net assets resulting from capital transactions	$(5,104,106)	$(2,983,450)	$(42,237,361)	$(11,232,054)	$88,777,937	$66,176,609

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Share Transactions:
Class A
Issued	317,256	374,189	2,689,921	2,611,845	2,747,182	1,750,643
Reinvested	32,480	42,958	78,254	99,098	243,419	188,872
Redeemed	(519,236)	(596,219)	(2,097,475)	(2,017,103)	(1,409,340)	(962,364)
Total Class A	(169,500)	(179,072)	670,700	693,840	1,581,261	977,151
Class C
Issued	167	37,380	191,248	128,943	1,495,332	971,560
Reinvested	554	2,808	1,986	25,402	97,913	56,460
Redeemed	(198,568)	(84,915)	(1,954,241)	(1,751,574)	(555,259)	(372,697)
Total Class C	(197,847)	(44,727)	(1,761,007)	(1,597,229)	1,037,986	655,323
Class R
Issued	26,305	51,521	24,662	43,544	141,863	87,110
Reinvested	4,012	5,574	747	1,331	15,703	15,967
Redeemed	(62,127)	(52,365)	(16,595)	(49,038)	(143,250)	(80,100)
Total Class R	(31,810)	4,730	8,814	(4,163)	14,316	22,977
Class Y
Issued	42,628	114,222	6,908,185	8,403,448	27,774,023	27,361,536
Reinvested	3,862	7,320	153,191	242,992	1,654,148	1,177,131
Redeemed	(153,909)	(203,029)	(10,114,574)	(8,905,756)	(19,136,526)	(19,870,790)
Total Class Y	(107,419)	(81,487)	(3,053,198)	(259,316)	10,291,645	8,667,877
Change in Shares	(506,576)	(300,556)	(4,134,691)	(1,166,868)	12,925,208	10,323,328

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$1,441,183	$1,817,046	$1,590,070	$1,501,425	$65,098,792	$29,438,801
Net realized gains (losses) from investments	1,382,468	799,972	209,201	894,229	408,615	(12,797,385)
Net change in unrealized appreciation/ depreciation on investments	(770,070)	651,008	1,002,109	(455,689)	(12,438,598)	6,115,431
Change in net assets resulting from operations	2,053,581	3,268,026	2,801,380	1,939,965	53,068,809	22,756,847
Distributions to Shareholders:
Class A	(1,954,076)	(1,310,488)	(1,162,366)	(900,322)	(11,345,229)	(7,509,760)
Class C	(103,696)	(275,865)	(78,359)	(416,434)	(2,286,259)	(5,483,129)
Class R	—	—	—	—	(16,736)	(13,890)
Class Y	(814,249)	(993,693)	(435,742)	(434,615)	(51,994,941)	(16,288,620)
Member Class (a)	—	—	(45,997)	(633)	(35,024)	(293)
Change in net assets resulting from distributions to shareholders	(2,872,021)	(2,580,046)	(1,722,464)	(1,752,004)	(65,678,189)	(29,295,692)
Change in net assets resulting from capital transactions	(9,358,432)	(5,160,426)	6,876,625	1,573,250	1,551,086,684	84,613,158
Change in net assets	(10,176,872)	(4,472,446)	7,955,541	1,761,211	1,538,477,304	78,074,313
Net Assets:
Beginning of period	61,496,090	65,968,536	45,529,194	43,767,983	663,962,071	585,887,758
End of period	$51,319,218	$61,496,090	$53,484,735	$45,529,194	$2,202,439,375	$663,962,071

(a)  Victory High Income Municipal Bond Fund and Victory Floating Rate Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$7,231,915	$5,775,996	$9,753,917	$9,315,877	$266,345,825	$79,846,398
Distributions reinvested	1,806,265	1,202,398	1,080,764	818,111	10,126,690	6,658,816
Cost of shares redeemed	(5,160,768)	(5,606,292)	(3,548,527)	(3,158,508)	(90,141,473)	(66,492,431)
Total Class A	$3,877,412	$1,372,102	$7,286,154	$6,975,480	$186,331,042	$20,012,783
Class C
Proceeds from shares issued	$212,297	$658,815	$234,228	$382,792	$48,665,824	$8,695,794
Distributions reinvested	99,658	245,751	74,083	379,132	2,087,262	4,727,020
Cost of shares redeemed	(4,766,843)	(5,678,979)	(7,590,095)	(5,351,211)	(64,541,146)	(63,036,997)
Total Class C	$(4,454,888)	$(4,774,413)	$(7,281,784)	$(4,589,287)	$(13,788,060)	$(49,614,183)
Class R
Proceeds from shares issued	$—	$—	$—	$—	$370,964	$81,023
Distributions reinvested	—	—	—	—	16,539	13,070
Cost of shares redeemed	—	—	—	—	(82,647)	(245,870)
Total Class R	$—	$—	$—	$—	$304,856	$(151,777)
Class Y
Proceeds from shares issued	$7,289,073	$4,408,153	$5,118,372	$2,332,661	$1,691,635,496	$286,860,980
Distributions reinvested	789,622	974,393	423,799	417,909	45,070,085	14,104,888
Cost of shares redeemed	(16,859,651)	(7,140,661)	(1,382,882)	(3,702,429)	(360,535,842)	(186,660,948)
Total Class Y	$(8,780,956)	$(1,758,115)	$4,159,289	$(951,859)	$1,376,169,739	$114,304,920
Member Class (a)
Proceeds from shares issued	$—	$—	$2,791,673	$138,283	$2,614,800	$69,505
Distributions reinvested	—	—	45,997	633	35,024	290
Cost of shares redeemed	—	—	(124,704)	—	(580,717)	(8,380)
Total Member Class	$—	$—	$2,712,966	$138,916	$2,069,107	$61,415
Change in net assets resulting from capital transactions	$(9,358,432)	$(5,160,426)	$6,876,625	$1,573,250	$1,551,086,684	$84,613,158

(a)  Victory High Income Municipal Bond Fund and Victory Floating Rate Fund Member Class commenced operations on November 3, 2020.

(continues on next page)
See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Share Transactions:
Class A
Issued	722,275	591,255	892,208	869,235	28,352,164	8,856,174
Reinvested	182,127	122,799	97,863	76,906	1,079,897	752,843
Redeemed	(514,040)	(568,616)	(321,447)	(297,732)	(9,602,493)	(7,516,037)
Total Class A	390,362	145,438	668,624	648,409	19,829,568	2,092,980
Class C
Issued	21,295	67,589	21,158	35,772	5,176,179	966,114
Reinvested	10,059	25,122	6,716	35,679	222,482	535,700
Redeemed	(476,876)	(583,439)	(695,638)	(507,680)	(6,865,599)	(7,162,986)
Total Class C	(445,522)	(490,728)	(667,764)	(436,229)	(1,466,938)	(5,661,172)
Class R
Issued	—	—	—	—	39,473	8,818
Reinvested	—	—	—	—	1,764	1,480
Redeemed	—	—	—	—	(8,787)	(26,479)
Total Class R	—	—	—	—	32,450	(16,181)
Class Y
Issued	723,170	454,324	464,246	219,079	179,923,304	32,140,981
Reinvested	79,624	99,525	38,361	39,262	4,805,331	1,588,219
Redeemed	(1,688,841)	(725,840)	(125,470)	(352,658)	(38,433,801)	(21,256,634)
Total Class Y	(886,047)	(171,991)	377,137	(94,317)	146,294,834	12,472,566
Member Class (a)
Issued	—	—	251,536	12,839	278,912	7,549
Reinvested	—	—	4,154	59	3,741	31
Redeemed	—	—	(11,298)	—	(61,820)	(899)
Total Member Class	—	—	244,392	12,898	220,833	6,681
Change in Shares	(941,207)	(517,281)	622,389	130,761	164,910,747	8,894,874

(a)  Victory High Income Municipal Bond Fund and Victory Floating Rate Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory Strategic Income Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$1,780,687	$1,095,766
Net realized gains (losses) from investments	624,266	3,530,799
Net change in unrealized appreciation/depreciation on investments	(3,441,329)	1,693,463
Change in net assets resulting from operations	(1,036,376)	6,320,028
Distributions to Shareholders:
Class A	(1,764,730)	(1,174,119)
Class C	(188,531)	(212,356)
Class R	(109,173)	(78,861)
Class Y	(1,273,398)	(1,372,240)
Change in net assets resulting from distributions to shareholders	(3,335,832)	(2,837,576)
Change in net assets resulting from capital transactions	(31,910,382)	52,004,480
Change in net assets	(36,282,590)	55,486,932
Net Assets:
Beginning of period	106,519,333	51,032,401
End of period	$70,236,743	$106,519,333

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Strategic Income Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$6,142,599	$6,584,986
Distributions reinvested	495,717	249,590
Cost of shares redeemed	(5,965,516)	(1,612,948)
Total Class A	$672,800	$5,221,628
Class C
Proceeds from shares issued	$34,132	$1,041,663
Distributions reinvested	100,365	153,572
Cost of shares redeemed	(4,276,295)	(1,365,907)
Total Class C	$(4,141,798)	$(170,672)
Class R
Proceeds from shares issued	$7,722	$119,388
Distributions reinvested	9,755	9,184
Cost of shares redeemed	(103,373)	(169,583)
Total Class R	$(85,896)	$(41,011)
Class Y
Proceeds from shares issued	$27,884,093	$82,375,402
Distributions reinvested	1,154,781	1,284,394
Cost of shares redeemed	(57,394,362)	(36,665,261)
Total Class Y	$(28,355,488)	$46,994,535
Change in net assets resulting from capital transactions	$(31,910,382)	$52,004,480
Share Transactions:
Class A
Issued	568,189	608,160
Reinvested	46,742	23,022
Redeemed	(554,647)	(150,322)
Total Class A	60,284	480,860
Class C
Issued	3,162	98,031
Reinvested	9,440	14,102
Redeemed	(393,752)	(128,480)
Total Class C	(381,150)	(16,347)
Class R
Issued	724	10,816
Reinvested	917	845
Redeemed	(9,613)	(15,565)
Total Class R	(7,972)	(3,904)
Class Y
Issued	2,592,788	7,730,049
Reinvested	109,276	118,940
Redeemed	(5,398,797)	(3,490,501)
Total Class Y	(2,696,733)	4,358,488
Change in Shares	(3,025,571)	4,819,097

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Investment Quality Bond Fund
Class A
Year Ended December 31:
2021	$10.28	0.12	(0.16)	(0.04)	(0.16)	(0.16)
2020	$9.72	0.16	0.61	0.77	(0.21)	(0.21)
2019	$9.26	0.20	0.49	0.69	(0.23)	(0.23)
2018	$9.59	0.21	(0.29)	(0.08)	(0.25)	(0.25)
2017	$9.48	0.18	0.16	0.34	(0.23)	(0.23)
Class C
Year Ended December 31:
2021	$10.27	0.03	(0.16)	(0.13)	(0.07)	(0.07)
2020	$9.72	0.08	0.59	0.67	(0.12)	(0.12)
2019	$9.25	0.12	0.49	0.61	(0.14)	(0.14)
2018	$9.58	0.13	(0.29)	(0.16)	(0.17)	(0.17)
2017	$9.47	0.10	0.16	0.26	(0.15)	(0.15)
Class R
Year Ended December 31:
2021	$10.30	0.08	(0.16)	(0.08)	(0.12)	(0.12)
2020	$9.75	0.12	0.59	0.71	(0.16)	(0.16)
2019	$9.28	0.16	0.50	0.66	(0.19)	(0.19)
2018	$9.61	0.18	(0.30)	(0.12)	(0.21)	(0.21)
2017	$9.50	0.14	0.16	0.30	(0.19)	(0.19)
Class Y
Year Ended December 31:
2021	$10.27	0.14	(0.16)	(0.02)	(0.19)	(0.19)
2020	$9.71	0.19	0.60	0.79	(0.23)	(0.23)
2019	$9.25	0.22	0.49	0.71	(0.25)	(0.25)
2018	$9.58	0.23	(0.29)	(0.06)	(0.27)	(0.27)
2017	$9.47	0.20	0.16	0.36	(0.25)	(0.25)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory INCORE Investment Quality Bond Fund
Class A
Year Ended December 31:
2021	$10.08	(0.37)%	0.90%	1.17%	1.29%	$19,292	67%
2020	$10.28	7.94%	0.90%	1.60%	1.27%	$21,423	80%
2019	$9.72	7.49%	0.90%	2.13%	1.23%	$22,004	92%
2018	$9.26	(0.80)%	0.90%	2.27%	1.13%	$24,049	115%
2017	$9.59	3.62%	0.90%	1.86%	1.07%	$31,306	70%
Class C
Year Ended December 31:
2021	$10.07	(1.23)%	1.77%	0.33%	3.67%	$484	67%
2020	$10.27	6.89%	1.77%	0.76%	2.39%	$2,526	80%
2019	$9.72	6.65%	1.77%	1.28%	2.23%	$2,824	92%
2018	$9.25	(1.66)%	1.77%	1.42%	2.10%	$3,634	115%
2017	$9.58	2.74%	1.77%	0.99%	1.91%	$6,127	70%
Class R
Year Ended December 31:
2021	$10.10	(0.77)%	1.30%	0.76%	1.81%	$3,210	67%
2020	$10.30	7.37%	1.30%	1.16%	1.84%	$3,603	80%
2019	$9.75	7.14%	1.30%	1.71%	1.83%	$3,362	92%
2018	$9.28	(1.20)%	1.30%	1.88%	1.69%	$3,192	115%
2017	$9.61	3.16%	1.30%	1.44%	1.65%	$3,940	70%
Class Y
Year Ended December 31:
2021	$10.06	(0.22)%	0.66%	1.42%	1.53%	$1,634	67%
2020	$10.27	8.21%	0.66%	1.91%	1.31%	$2,770	80%
2019	$9.71	7.76%	0.66%	2.35%	1.24%	$3,412	92%
2018	$9.25	(0.56)%	0.66%	2.51%	1.12%	$3,265	115%
2017	$9.58	3.87%	0.66%	2.09%	0.98%	$4,421	70%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Return of Capital
Victory INCORE Low Duration Bond Fund
Class A
Year Ended December 31:
2021	$10.20	0.09	(0.02)	0.07		(0.11)	—
2020	$9.99	0.14	0.24	0.38		(0.14)	(0.03)
2019	$9.86	0.19	0.15	0.34		(0.20)	(0.01)
2018	$9.99	0.16	(0.08)	0.08		(0.21)	—
2017	$10.03	0.12	0.02	0.14		(0.18)	—
Class C
Year Ended December 31:
2021	$10.20	0.01	(0.02)	(0.01)		(0.03)	—
2020	$9.99	0.08	0.22	0.30		(0.07)	(0.02)
2019	$9.85	0.12	0.16	0.28		(0.14)	— (c)
2018	$9.99	0.09	(0.09)	—	(c)	(0.14)	—
2017	$10.02	0.04	0.03	0.07		(0.10)	—
Class R
Year Ended December 31:
2021	$10.20	0.05	(0.02)	0.03		(0.07)	—
2020	$9.99	0.10	0.24	0.34		(0.10)	(0.03)
2019	$9.86	0.15	0.15	0.30		(0.16)	(0.01)
2018	$9.99	0.12	(0.08)	0.04		(0.17)	—
2017	$10.02	0.08	0.03	0.11		(0.14)	—
Class Y
Year Ended December 31:
2021	$10.20	0.11	(0.01)	0.10		(0.14)	—
2020	$9.99	0.17	0.23	0.40		(0.15)	(0.04)
2019	$9.86	0.21	0.16	0.37		(0.23)	(0.01)
2018	$10.00	0.19	(0.10)	0.09		(0.23)	—
2017	$10.03	0.15	0.02	0.17		(0.20)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory INCORE Low Duration Bond Fund
Class A
Year Ended December 31:
2021	(0.11)	$10.16	0.71%	0.85%	0.87%	0.95%	$76,901	58%
2020	(0.17)	$10.20	3.85%	0.85%	1.39%	0.95%	$70,357	85%
2019	(0.21)	$9.99	3.51%	0.85%	1.93%	0.95%	$61,972	50%
2018	(0.21)	$9.86	0.73%	0.85%	1.66%	0.90%	$96,210	45%
2017	(0.18)	$9.99	1.47%	0.85%	1.21%	0.90%	$149,287	62%
Class C
Year Ended December 31:
2021	(0.03)	$10.16	(0.07)%	1.62%	0.10%	1.91%	$5,528	58%
2020	(0.09)	$10.20	3.05%	1.62%	0.76%	1.72%	$23,504	85%
2019	(0.14)	$9.99	2.81%	1.62%	1.17%	1.70%	$38,969	50%
2018	(0.14)	$9.85	(0.04)%	1.62%	0.88%	1.68%	$62,103	45%
2017	(0.10)	$9.99	0.70%	1.62%	0.44%	1.65%	$82,847	62%
Class R
Year Ended December 31:
2021	(0.07)	$10.16	0.29%	1.27%	0.45%	2.30%	$1,214	58%
2020	(0.13)	$10.20	3.41%	1.27%	0.99%	2.38%	$1,129	85%
2019	(0.17)	$9.99	3.17%	1.27%	1.50%	2.13%	$1,147	50%
2018	(0.17)	$9.86	0.31%	1.27%	1.20%	1.87%	$1,554	45%
2017	(0.14)	$9.99	1.05%	1.27%	0.79%	1.68%	$2,078	62%
Class Y
Year Ended December 31:
2021	(0.14)	$10.16	0.94%	0.62%	1.10%	0.67%	$133,644	58%
2020	(0.19)	$10.20	4.08%	0.62%	1.64%	0.68%	$165,330	85%
2019	(0.24)	$9.99	3.76%	0.62%	2.12%	0.69%	$164,509	50%
2018	(0.23)	$9.86	0.96%	0.62%	1.87%	0.68%	$180,034	45%
2017	(0.20)	$10.00	1.71%	0.62%	1.44%	0.65%	$271,294	62%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Total Distributions
Victory High Yield Fund
Class A
Year Ended December 31:
2021	$6.83	0.36	(0.03)	0.33		(0.37)	(0.37)
2020	$6.73	0.37	0.10	0.47		(0.37)	(0.37)
2019	$6.20	0.37	0.54	0.91		(0.38)	(0.38)
2018	$6.57	0.39	(0.37)	0.02		(0.39)	(0.39)
2017	$6.34	0.39	0.22	0.61		(0.38)	(0.38)
Class C
Year Ended December 31:
2021	$6.85	0.31	(0.03)	0.28		(0.32)	(0.32)
2020	$6.75	0.33	0.10	0.43		(0.33)	(0.33)
2019	$6.21	0.33	0.54	0.87		(0.33)	(0.33)
2018	$6.58	0.34	(0.36)	(0.02)		(0.35)	(0.35)
2017	$6.35	0.34	0.23	0.57		(0.34)	(0.34)
Class R
Year Ended December 31:
2021	$6.85	0.34	(0.03)	0.31		(0.35)	(0.35)
2020	$6.75	0.35	0.10	0.45		(0.35)	(0.35)
2019	$6.22	0.35	0.53	0.88		(0.35)	(0.35)
2018	$6.59	0.37	(0.37)	—	(c)	(0.37)	(0.37)
2017	$6.35	0.37	0.23	0.60		(0.36)	(0.36)
Class Y
Year Ended December 31:
2021	$6.80	0.38	(0.04)	0.34		(0.38)	(0.38)
2020	$6.70	0.39	0.10	0.49		(0.39)	(0.39)
2019	$6.17	0.39	0.53	0.92		(0.39)	(0.39)
2018	$6.54	0.41	(0.37)	0.04		(0.41)	(0.41)
2017	$6.31	0.40	0.23	0.63		(0.40)	(0.40)

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory High Yield Fund
Class A
Year Ended December 31:
2021	$6.79	4.86%	1.00%	5.22%	1.08%	$49,271	67%
2020	$6.83	7.61%	1.00%	5.85%	1.12%	$38,735	124%
2019	$6.73	14.90%	1.00%	5.70%	1.12%	$31,602	87%
2018	$6.20	0.28%	1.00%	6.01%	1.12%	$23,797	87%
2017	$6.57	9.93%	1.00%	5.99%	1.13%	$21,882	174%
Class C
Year Ended December 31:
2021	$6.81	4.11%	1.70%	4.51%	1.78%	$32,889	67%
2020	$6.85	6.84%	1.70%	5.14%	1.81%	$25,957	124%
2019	$6.75	14.24%	1.70%	5.00%	1.82%	$21,163	87%
2018	$6.21	(0.43)%	1.70%	5.29%	1.84%	$19,432	87%
2017	$6.58	9.19%	1.70%	5.27%	1.84%	$22,283	174%
Class R
Year Ended December 31:
2021	$6.81	4.55%	1.28%	4.93%	1.28%	$19,243	67%
2020	$6.85	7.24%	1.33%	5.51%	1.33%	$19,248	124%
2019	$6.75	14.48%	1.33%	5.37%	1.33%	$18,818	87%
2018	$6.22	(0.07)%	1.35%	5.64%	1.35%	$17,595	87%
2017	$6.59	9.64%	1.35%	5.61%	1.36%	$19,217	174%
Class Y
Year Ended December 31:
2021	$6.76	5.15%	0.76%	5.49%	0.84%	$237,385	67%
2020	$6.80	7.88%	0.76%	6.11%	0.90%	$168,677	124%
2019	$6.70	15.25%	0.76%	5.96%	0.92%	$108,171	87%
2018	$6.17	0.52%	0.76%	6.32%	0.97%	$21,060	87%
2017	$6.54	10.24%	0.76%	6.27%	1.04%	$5,213	174%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Tax-Exempt Fund
Class A
Year Ended December 31:
2021	$9.94	0.27	0.12	0.39	(0.32)	(0.23)
2020	$9.84	0.29	0.23	0.52	(0.32)	(0.10)
2019	$9.47	0.30	0.53	0.83	(0.34)	(0.12)
2018	$9.91	0.36	(0.30)	0.06	(0.36)	(0.14)
2017	$9.65	0.36	0.39	0.75	(0.37)	(0.12)
Class C
Year Ended December 31:
2021	$9.94	0.20	0.11	0.31	(0.24)	(0.23)
2020	$9.84	0.22	0.22	0.44	(0.24)	(0.10)
2019	$9.47	0.23	0.52	0.75	(0.26)	(0.12)
2018	$9.90	0.28	(0.29)	(0.01)	(0.28)	(0.14)
2017	$9.65	0.29	0.37	0.66	(0.29)	(0.12)
Class Y
Year Ended December 31:
2021	$9.94	0.29	0.11	0.40	(0.33)	(0.23)
2020	$9.84	0.30	0.23	0.53	(0.33)	(0.10)
2019	$9.46	0.30	0.55	0.85	(0.35)	(0.12)
2018	$9.90	0.37	(0.30)	0.07	(0.37)	(0.14)
2017	$9.65	0.37	0.38	0.75	(0.38)	(0.12)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Tax-Exempt Fund
Class A
Year Ended December 31:
2021	(0.55)	$9.78	3.94%	0.80%	2.74%	1.03%	$35,312	6%
2020	(0.42)	$9.94	5.39%	0.80%	3.00%	1.04%	$32,001	44%
2019	(0.46)	$9.84	8.82%	0.80%	3.04%	1.02%	$30,251	64%
2018	(0.50)	$9.47	0.69%	0.80%	3.68%	0.97%	$29,993	42%
2017	(0.49)	$9.91	7.89%	0.80%	3.70%	0.96%	$37,570	84%
Class C
Year Ended December 31:
2021	(0.47)	$9.78	3.13%	1.60%	2.01%	2.38%	$2,037	6%
2020	(0.34)	$9.94	4.56%	1.60%	2.28%	1.91%	$6,497	44%
2019	(0.38)	$9.84	7.97%	1.60%	2.34%	1.82%	$11,259	64%
2018	(0.42)	$9.47	(0.01)%	1.60%	2.88%	1.78%	$17,986	42%
2017	(0.41)	$9.90	6.92%	1.60%	2.89%	1.74%	$26,520	84%
Class Y
Year Ended December 31:
2021	(0.56)	$9.78	4.06%	0.69%	2.85%	0.89%	$13,969	6%
2020	(0.43)	$9.94	5.51%	0.69%	3.12%	0.85%	$22,998	44%
2019	(0.47)	$9.84	9.06%	0.69%	3.07%	0.83%	$24,459	64%
2018	(0.51)	$9.46	0.80%	0.69%	3.79%	0.77%	$20,260	42%
2017	(0.50)	$9.90	7.90%	0.69%	3.80%	0.73%	$27,420	84%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory High Income Municipal Bond Fund
Class A
Year Ended December 31:
2021	$10.84	0.36	0.27	0.63	(0.38)	—
2020	$10.75	0.42	0.15	0.57	(0.39)	(0.09)
2019	$10.39	0.35	0.47	0.82	(0.40)	(0.06)
2018	$10.79	0.43	(0.40)	0.03	(0.43)	—
2017	$10.35	0.46	0.44	0.90	(0.46)	—
Class C
Year Ended December 31:
2021	$10.84	0.28	0.27	0.55	(0.30)	—
2020	$10.75	0.33	0.16	0.49	(0.31)	(0.09)
2019	$10.39	0.28	0.46	0.74	(0.32)	(0.06)
2018	$10.79	0.35	(0.40)	(0.05)	(0.35)	—
2017	$10.35	0.38	0.44	0.82	(0.38)	—
Class Y
Year Ended December 31:
2021	$10.84	0.38	0.28	0.66	(0.41)	—
2020	$10.75	0.44	0.16	0.60	(0.42)	(0.09)
2019	$10.39	0.38	0.47	0.85	(0.43)	(0.06)
2018	$10.79	0.46	(0.40)	0.06	(0.46)	—
2017	$10.35	0.48	0.44	0.92	(0.48)	—
Member Class
Year Ended December 31:
2021	$10.84	0.34	0.31	0.65	(0.40)	—
November 3, 2020 (e) through December 31, 2020	$10.56	0.12	0.31	0.43	(0.06)	(0.09)
(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory High Income Municipal Bond Fund
Class A
Year Ended December 31:
2021	(0.38)	$11.09	5.91%	0.80%	3.22%	1.04%	$34,352	19%
2020	(0.48)	$10.84	5.52%	0.80%	3.95%	1.10%	$26,330	74%
2019	(0.46)	$10.75	8.04%	0.80%	3.27%	1.09%	$19,153	49%
2018	(0.43)	$10.39	0.34%	0.80%	4.13%	1.02%	$16,483	48%
2017	(0.46)	$10.79	8.85%	0.80%	4.31%	0.96%	$25,831	66%
Class C
Year Ended December 31:
2021	(0.30)	$11.09	5.12%	1.57%	2.50%	2.20%	$2,192	19%
2020	(0.40)	$10.84	4.72%	1.57%	3.11%	1.90%	$9,378	74%
2019	(0.38)	$10.75	7.22%	1.57%	2.61%	1.85%	$13,995	49%
2018	(0.35)	$10.39	(0.43)%	1.57%	3.35%	1.78%	$19,282	48%
2017	(0.38)	$10.79	8.01%	1.57%	3.54%	1.73%	$25,175	66%
Class Y
Year Ended December 31:
2021	(0.41)	$11.09	6.16%	0.57%	3.40%	0.85%	$14,087	19%
2020	(0.51)	$10.84	5.76%	0.57%	4.14%	0.93%	$9,682	74%
2019	(0.49)	$10.75	8.29%	0.57%	3.56%	0.88%	$10,620	49%
2018	(0.46)	$10.39	0.57%	0.57%	4.36%	0.78%	$11,683	48%
2017	(0.48)	$10.79	9.10%	0.57%	4.55%	0.73%	$26,864	66%
Member Class
Year Ended December 31:
2021	(0.40)	$11.09	6.07%	0.65%	3.04%	2.61%	$2,853	19%
November 3, 2020 (e) through December 31, 2020	(0.15)	$10.84	4.12%	0.65%	6.78%	42.32%	$140	74%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Total Distributions
Victory Floating Rate Fund
Class A
Year Ended December 31:
2021	$9.34	0.36	— (e)	0.36		(0.37)	(0.37)
2020	$9.42	0.49	(0.08)	0.41		(0.49)	(0.49)
2019	$9.13	0.55	0.29	0.84		(0.55)	(0.55)
2018	$9.60	0.52	(0.47)	0.05		(0.52)	(0.52)
2017	$9.71	0.46	(0.10)	0.36		(0.47)	(0.47)
Class C
Year Ended December 31:
2021	$9.34	0.29	(0.01)	0.28		(0.29)	(0.29)
2020	$9.42	0.43	(0.09)	0.34		(0.42)	(0.42)
2019	$9.14	0.48	0.28	0.76		(0.48)	(0.48)
2018	$9.61	0.44	(0.47)	(0.03)		(0.44)	(0.44)
2017	$9.72	0.38	(0.10)	0.28		(0.39)	(0.39)
Class R
Year Ended December 31:
2021	$9.33	0.31	— (e)	0.31		(0.31)	(0.31)
2020	$9.41	0.45	(0.09)	0.36		(0.44)	(0.44)
2019	$9.13	0.50	0.28	0.78		(0.50)	(0.50)
2018	$9.60	0.46	(0.46)	—	(e)	(0.47)	(0.47)
2017	$9.72	0.41	(0.12)	0.29		(0.41)	(0.41)
Class Y
Year Ended December 31:
2021	$9.35	0.38	(0.01)	0.37		(0.39)	(0.39)
2020	$9.43	0.51	(0.08)	0.43		(0.51)	(0.51)
2019	$9.14	0.57	0.29	0.86		(0.57)	(0.57)
2018	$9.61	0.54	(0.47)	0.07		(0.54)	(0.54)
2017	$9.72	0.48	(0.10)	0.38		(0.49)	(0.49)
Member Class
Year Ended December 31:
2021	$9.34	0.38	(0.01)	0.37		(0.38)	(0.38)
November 3, 2020 (f) through December 31, 2020	$9.02	0.08	0.32 (g)	0.40		(0.08)	(0.08)

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory Floating Rate Fund
Class A
Year Ended December 31:
2021	$9.33	3.89%	1.00%	3.88%	1.12%	$349,706	35%
2020	$9.34	4.81%	1.00%	5.54%	1.17%	$164,864	54%
2019	$9.42	9.43%	1.00%	5.89%	1.17%	$146,584	35%
2018	$9.13	0.43%	1.00%	5.41%	1.14%	$118,672	48%
2017	$9.60	3.76%	1.00%	4.76%	1.10%	$148,060	57%
Class C
Year Ended December 31:
2021	$9.33	3.05%	1.80%	3.09%	1.89%	$81,109	35%
2020	$9.34	3.96%	1.80%	4.81%	1.94%	$94,885	54%
2019	$9.42	8.49%	1.80%	5.08%	1.92%	$149,054	35%
2018	$9.14	(0.38)%	1.80%	4.60%	1.90%	$211,462	48%
2017	$9.61	2.93%	1.80%	3.97%	1.87%	$265,486	57%
Class R
Year Ended December 31:
2021	$9.33	3.40%	1.56%	3.31%	3.45%	$602	35%
2020	$9.33	4.23%	1.56%	5.01%	6.20%	$300	54%
2019	$9.41	8.75%	1.56%	5.34%	3.73%	$455	35%
2018	$9.13	(0.13)%	1.56%	4.84%	2.99%	$716	48%
2017	$9.60	3.07%	1.56%	4.20%	2.26%	$916	57%
Class Y
Year Ended December 31:
2021	$9.33	4.01%	0.78%	4.08%	0.86%	$1,768,900	35%
2020	$9.35	5.03%	0.78%	5.73%	0.93%	$403,852	54%
2019	$9.43	9.65%	0.78%	6.10%	0.92%	$289,796	35%
2018	$9.14	0.64%	0.78%	5.64%	0.89%	$281,545	48%
2017	$9.61	3.98%	0.78%	4.99%	0.88%	$276,195	57%
Member Class
Year Ended December 31:
2021	$9.33	4.04%	0.85%	4.02%	3.64%	$2,122	35%
November 3, 2020 (f) through December 31, 2020	$9.34	4.41%	0.85%	5.46%	56.41%	$62	54%

(e)  Amount is less than $0.005 per share.

(f)  Commencement of operations.

(g)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Return of Capital	Total Distributions
Victory Strategic Income Fund
Class A
Year Ended December 31:
2021	$10.95	0.22	(0.24)	(0.02)	(0.22)	(0.24)	—	(0.46)
2020	$10.35	0.15	0.78	0.93	(0.15)	(0.18)	—	(0.33)
2019	$9.74	0.27	0.61	0.88	(0.25)	—	(0.02)	(0.27)
2018	$10.14	0.34	(0.41)	(0.07)	(0.33)	—	—	(0.33)
2017	$9.99	0.33	0.17	0.50	(0.35)	—	—	(0.35)
Class C
Year Ended December 31:
2021	$11.01	0.13	(0.24)	(0.11)	(0.14)	(0.24)	—	(0.38)
2020	$10.40	0.06	0.80	0.86	(0.07)	(0.18)	—	(0.25)
2019	$9.79	0.19	0.61	0.80	(0.18)	—	(0.01)	(0.19)
2018	$10.19	0.26	(0.41)	(0.15)	(0.25)	—	—	(0.25)
2017	$10.04	0.25	0.17	0.42	(0.27)	—	—	(0.27)
Class R
Year Ended December 31:
2021	$11.01	0.18	(0.25)	(0.07)	(0.18)	(0.24)	—	(0.42)
2020	$10.41	0.11	0.78	0.89	(0.11)	(0.18)	—	(0.29)
2019	$9.79	0.23	0.62	0.85	(0.22)	—	(0.01)	(0.23)
2018	$10.20	0.30	(0.42)	(0.12)	(0.29)	—	—	(0.29)
2017	$10.04	0.29	0.18	0.47	(0.31)	—	—	(0.31)
Class Y
Year Ended December 31:
2021	$10.89	0.23	(0.23)	— (d)	(0.24)	(0.24)	—	(0.48)
2020	$10.29	0.16	0.80	0.96	(0.18)	(0.18)	—	(0.36)
2019	$9.69	0.29	0.61	0.90	(0.28)	—	(0.02)	(0.30)
2018	$10.09	0.36	(0.41)	(0.05)	(0.35)	—	—	(0.35)
2017	$9.94	0.35	0.18	0.53	(0.38)	—	—	(0.38)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Reflects an increase in trading activity due to asset allocation shifts.

(d)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Strategic Income Fund
Class A
Year Ended December 31:
2021	$10.47	(0.20)%	0.95%	2.07%	1.07%	$39,795	201%
2020	$10.95	9.09%	0.95%	1.39%	1.08%	$40,993	194	%(c)
2019	$10.35	9.17%	0.95%	2.61%	1.11%	$33,767	106%
2018	$9.74	(0.66)%	0.95%	3.46%	1.09%	$32,053	115%
2017	$10.14	5.12%	0.95%	3.24%	1.07%	$34,957	138%
Class C
Year Ended December 31:
2021	$10.52	(1.07)%	1.74%	1.23%	1.96%	$5,046	201%
2020	$11.01	8.28%	1.74%	0.59%	1.96%	$9,477	194	%(c)
2019	$10.40	8.26%	1.74%	1.83%	2.00%	$9,126	106%
2018	$9.79	(1.45)%	1.74%	2.65%	1.97%	$10,221	115%
2017	$10.19	4.27%	1.74%	2.44%	1.89%	$11,671	138%
Class R
Year Ended December 31:
2021	$10.52	(0.68)%	1.34%	1.66%	1.61%	$2,772	201%
2020	$11.01	8.61%	1.34%	0.99%	1.72%	$2,989	194	%(c)
2019	$10.41	8.79%	1.34%	2.21%	1.77%	$2,866	106%
2018	$9.79	(1.15)%	1.34%	3.05%	1.70%	$2,761	115%
2017	$10.20	4.78%	1.34%	2.83%	1.61%	$2,927	138%
Class Y
Year Ended December 31:
2021	$10.41	0.01%	0.74%	2.18%	0.93%	$22,624	201%
2020	$10.89	9.37%	0.74%	1.53%	0.91%	$53,060	194	%(c)
2019	$10.29	9.35%	0.74%	2.83%	1.11%	$5,274	106%
2018	$9.69	(0.45)%	0.74%	3.72%	1.06%	$4,798	115%
2017	$10.09	5.38%	0.74%	3.46%	0.95%	$10,180	138%

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 41 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following seven Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory INCORE Investment Quality Bond Fund	INCORE Investment Quality Bond Fund	A, C, R, and Y
Victory INCORE Low Duration Bond Fund	INCORE Low Duration Bond Fund	A, C, R, and Y
Victory High Yield Fund	High Yield Fund	A, C, R, and Y
Victory Tax-Exempt Fund	Tax-Exempt Fund	A, C, and Y
Victory High Income Municipal Bond Fund	High Income Municipal Bond Fund	A, C, Y, and Member Class
Victory Floating Rate Fund	Floating Rate Fund	A, C, R, Y, and Member Class
Victory Strategic Income Fund	Strategic Income Fund	A, C, R, and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. To the extent this model is utilized, these valuations are considered as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
INCORE Investment Quality Bond Fund
Asset-Backed Securities	$—	$886,276	$—	$886,276
Collateralized Mortgage Obligations	—	253,839	—	253,839
Preferred Stocks	1,223,010	26,476	—	1,249,486
Corporate Bonds	—	12,692,526	—	12,692,526
Residential Mortgage-Backed Securities	—	56,514	—	56,514
Yankee Dollars	—	2,537,280	—	2,537,280
U.S. Government Mortgage-Backed Agencies	—	5,386,373	—	5,386,373
U.S. Treasury Obligations	—	867,782	—	867,782
Collateral for Securities Loaned	1,398,374	—	—	1,398,374
Total	$2,621,384	$22,707,066	$—	$25,328,450
Other Financial Investments^:
Assets:
Credit Default Swap	$—	$258	$—	$258
Futures	2,631	—	—	2,631
Liabilities:
Futures	(5,876)	—	—	(5,876)
Total	$(3,245)	$258	$—	$(2,987)
INCORE Low Duration Bond Fund
Asset-Backed Securities	$—	$12,554,789	$—	$12,554,789
Collateralized Mortgage Obligations	—	6,812,294	—	6,812,294
Preferred Stocks	6,936,195	225,777	—	7,161,972
Corporate Bonds	—	116,008,009	—	116,008,009
Residential Mortgage-Backed Securities	—	6,661,178	—	6,661,178
Yankee Dollars	—	26,328,603	—	26,328,603
U.S. Government Mortgage-Backed Agencies	—	9,739,373	—	9,739,373
U.S. Treasury Obligations	—	6,683,967	—	6,683,967
Collateral for Securities Loaned	6,079,110	—	—	6,079,110
Total	$13,015,305	$185,013,990	$—	$198,029,295
Other Financial Investments^:
Assets:
Credit Default Swap	$—	$41,511	$—	$41,511
Futures	24,865	—	—	24,865
Liabilities:
Futures	(29,168)	—	—	(29,168)
Total	$(4,303)	$41,511	$—	$37,208
High Yield Fund
Common Stocks	$2,208,326	$—	$38,128	$2,246,454
Senior Secured Loans	—	76,326,370	—	76,326,370
Corporate Bonds	—	229,760,652	—	229,760,652
Yankee Dollars	—	20,061,355	—	20,061,355
Exchange-Traded Funds	4,680,422	—	—	4,680,422
Collateral for Securities Loaned	38,823,311	—	—	38,823,311
Total	$45,712,059	$326,148,377	$38,128	$371,898,564

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021
	Level 1	Level 2	Level 3	Total
Tax-Exempt Fund
Municipal Bonds	$—	$51,601,611	$—	$51,601,611
Total	$—	$51,601,611	$—	$51,601,611
High Income Municipal Bond Fund
Municipal Bonds	$—	$50,840,507	$—	$50,840,507
Exchange-Traded Funds	1,248,600	—	—	1,248,600
Total	$1,248,600	$50,840,507	$—	$52,089,107
Floating Rate Fund
Common Stocks	$—	$—	$61,969	$61,969
Warrants	—	166,191	—	166,191
Senior Secured Loans	—	1,823,601,388	—	1,823,601,388
Corporate Bonds	—	274,585,054	—	274,585,054
Yankee Dollars	—	19,167,570	—	19,167,570
Exchange-Traded Funds	35,816,788	—	—	35,816,788
Total	$35,816,788	$2,117,520,203	$61,969	$2,153,398,960
Strategic Income Fund
Asset-Backed Securities	$—	$707,938	$—	$707,938
Collateralized Mortgage Obligations	—	6,591,097	—	6,591,097
Corporate Bonds	—	41,717,852	—	41,717,852
Residential Mortgage-Backed Securities	—	120,103	—	120,103
Yankee Dollars	—	6,584,883	—	6,584,883
U.S. Government Mortgage-Backed Agencies	—	45,490	—	45,490
U.S. Treasury Obligations	—	5,836,900	—	5,836,900
Exchange-Traded Funds	6,455,273	—	—	6,455,273
Collateral for Securities Loaned	7,654,881	—	—	7,654,881
Total	$14,110,154	$61,604,263	$—	$75,714,417
Other Financial Investments^:
Assets:
Futures	$8,230	$—	$—	$8,230
Liabilities:
Credit Default Swap	—	(31,194)	—	(31,194)
Futures	(85,300)	—	—	(85,300)
Total	$(77,070)	$(31,194)	$—	$(108,264)

^  Futures contracts and credit default swaps are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2021, there were no significant transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in Payable for investments purchased on the accompanying Statements of Assets and Liabilities and the segregated assets are identified on the Schedules of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Loans:

Floating rate loans in which a Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structures of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of a Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See the note below regarding below investment grade securities.

A Fund may purchase second-lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below-Investment-Grade-Securities:

Certain Funds may invest in below investment grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Funds may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Funds to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Funds may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Funds had not entered into any futures transactions. In addition, the value of the Funds' futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Funds' ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is reflected on the Statements of Assets and Liabilities under Deposit with broker for futures contracts.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Management has determined that no offsetting requirements exist as a result of their conclusion that the Funds are not subject to master netting agreements for futures contracts.

During the year ended December 31, 2021, the Funds entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The Funds may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Funds' asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Funds of centrally cleared credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Funds to greater volatility than investments in more traditional securities, as described in the Funds' Statement of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Funds may enter into CDS agreements either as a buyer or seller. The Funds may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Funds may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Funds bear the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Funds may also enter into cleared swaps.

Upon entering into a cleared CDS, the Funds may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market". The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Funds as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Funds are the sellers of protection are disclosed on the Schedules of Portfolio Investments. These

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities. The collateral held by the Funds is reflected on the Statements of Assets and Liabilities under Deposit with broker for swap agreements.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Funds are not subject to master netting agreements for swap agreements.

As of December 31, 2021, the INCORE Investment Quality Bond Fund, INCORE Low Duration Bond Fund and Strategic Income Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Contracts*	Variation Margin Payable on Open Futures Contracts*	Variation Margin Payable on Open Swap Contracts*
Credit Risk Exposure:
INCORE Investment Quality Bond Fund	$—	$258	$—	$—
INCORE Low Duration Bond Fund	—	41,511	—	—
Strategic Income Fund	—	—	—	31,194

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Currency Risk Exposure:
INCORE Investment Quality Bond Fund	$2,600	$—
INCORE Low Duration Bond Fund	20,280	—
Equity Risk Exposure:
INCORE Investment Quality Bond Fund	—	1,400
Interest Rate Risk Exposure:
INCORE Investment Quality Bond Fund	31	4,476
INCORE Low Duration Bond Fund	4,585	29,168
Strategic Income Fund	8,230	85,300

*  Includes cumulative appreciation/depreciation of futures contracts and swap agreements as reported on the Schedules of Portfolio Investments. Only current day's variation margin for both futures contracts and swap agreements is reported within the Statements of Assets and Liabilities.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended December 31, 2021:

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Credit Risk Exposure:
INCORE Investment Quality Bond Fund	$—	$43,436	$—	$258
INCORE Low Duration Bond Fund	—	280,211	—	41,511
Strategic Income Fund	—	74,546	—	(31,194)
Currency Risk Exposure:
INCORE Investment Quality Bond Fund	19,209	—	2,600	—
INCORE Low Duration Bond Fund	157,653	—	20,280	—
Equity Risk Exposure:
INCORE Investment Quality Bond Fund	(131)	—	(1,400)	—
Interest Rate Risk Exposure:
INCORE Investment Quality Bond Fund	(62,106)	—	(6,860)	—
INCORE Low Duration Bond Fund	396,821	—	(4,808)	—
Strategic Income Fund	(176,808)	—	(49,102)	—

All open derivative positions at year end are reflected on each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to each Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

The Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statements of Operations.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Funds' securities lending transactions as of December 31, 2021.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
INCORE Investment Quality Bond Fund	$1,366,812	$—	$1,398,374
INCORE Low Duration Bond Fund	5,943,432	—	6,079,110
High Yield Fund	37,201,728	—	38,823,311
Strategic Income Fund	7,446,153	—	7,654,881

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

For the year ended December 31, 2021, the Funds did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
Tax-Exempt Fund	$3,000,000	$2,200,000	$—
High Income Municipal Bond Fund	4,263,720	6,800,000	—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows.

	Excluding U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
INCORE Investment Quality Bond Fund	$7,246,185	$10,186,711	$10,146,395	$12,598,521
INCORE Low Duration Bond Fund	103,594,330	75,939,016	23,952,864	110,697,537
High Yield Fund	280,250,943	188,688,320	—	—
Tax-Exempt Fund	3,080,080	14,374,869	—	—
High Income Municipal Bond Fund	15,760,921	9,005,491	—	—
Floating Rate Fund	2,058,093,059	545,654,150	—	—
Strategic Income Fund	154,708,837	167,657,870	16,773,896	36,734,244

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue"). Park Avenue is responsible for providing day-to-day investment advisory services to the High Yield Fund, the Floating Rate Fund and the Strategic Income Fund, subject to the oversight of the Board.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

Flat Rate
INCORE Investment Quality Bond Fund	0.50%
INCORE Low Duration Bond Fund	0.45%
High Yield Fund	0.60%
Tax-Exempt Fund	0.50%
High Income Municipal Bond Fund	0.50%
Floating Rate Fund	0.65%
Strategic Income Fund	0.60%

Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statements of Operations as Investment advisory fees.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion — $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II, and USAA Mutual Funds (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class. Victory Capital Transfer Agency, Inc. receives no fee or other compensation for these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee at the annual rate shown in the table below:

	Class A	Class C	Class R
INCORE Investment Quality Bond Fund	0.25%	1.00%	0.50%
INCORE Low Duration Bond Fund	0.25%	1.00%	0.50%
High Yield Fund	0.25%	1.00%	0.50%
Tax-Exempt Fund	0.25%	1.00%	N/A
High Income Municipal Bond Fund	0.25%	1.00%	N/A
Floating Rate Fund	0.25%	1.00%	0.50%
Strategic Income Fund	0.25%	1.00%	0.50%

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as 12b-1 fees.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

In addition, the Distributor is entitled to receive commissions on sale of the Class A. For the year ended December 31, 2021, the Distributor received $35,984 from commissions earned on the sale of Class A.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expense, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limits (excluding voluntary waivers) are as follows:

	In effect until April 30, 2022
	Class A	Class C	Class R	Class Y	Member Class
INCORE Investment Quality Bond Fund	0.90%	1.77%	1.30%	0.66%	N/A
INCORE Low Duration Bond Fund	0.85%	1.62%	1.27%	0.62%	N/A
High Yield Fund	1.00%	1.70%	1.35%	0.76%	N/A
Tax-Exempt Fund	0.80%	1.60%	N/A	0.69%	N/A
High Income Municipal Bond Fund	0.80%	1.57%	N/A	0.57%	0.65%
Floating Rate Fund	1.00%	1.80%	1.56%	0.78%	0.85%
Strategic Income Fund	0.95%	1.74%	1.34%	0.74%	N/A

Under the terms of the expense limitation agreements, as amended May 1, 2021, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Funds were permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that repayments are not probable at December 31, 2021.

	Expires 2022	Expires 2023	Expires 2024	Total
INCORE Investment Quality Bond Fund	$127,606	$136,293	$132,566	$396,465
INCORE Low Duration Bond Fund	163,391	131,941	105,938	401,270
High Yield Fund	181,413	253,784	221,331	656,528
Tax-Exempt Fund	132,065	135,204	131,110	398,379
High Income Municipal Bond Fund	132,417	131,713	156,099	420,229
Floating Rate Fund	841,459	827,922	1,454,748	3,124,129
Strategic Income Fund	110,089	134,256	136,239	380,584

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. These waivers are not available for recoupment and are reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. For the year ended December 31, 2021, the Adviser voluntarily waived the following amounts:

INCORE Low Duration Bond Fund	$69,584

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

Derivatives Risk — The use of derivative instruments, such as futures contracts and credit default swaps, exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the prices of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Funds' operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Funds' assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include Ameribor (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the year ended December 31, 2021, were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
Tax-Exempt Fund	Borrower	$—	$4,130,000	2	0.62%	$6,130,000
Strategic Income Fund	Borrower	—	3,107,000	4	0.57%	3,108,000

*  For the year ended December 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
INCORE Investment Quality Bond Fund	Monthly	Monthly
INCORE Low Duration Bond Fund	Monthly	Monthly
High Yield Fund	Monthly	Monthly
Tax-Exempt Fund	Monthly	Monthly
High Income Municipal Bond Fund	Monthly	Monthly
Floating Rate Fund	Monthly	Monthly
Strategic Income Fund	Monthly	Monthly

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2021, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Accumulated Earnings/(Loss)	Capital
INCORE Low Duration Bond Fund	$(3,273)	$3,273

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

	Year Ended December 31, 2021
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
INCORE Investment Quality Bond Fund	$421,689	$—	$421,689	$—	$421,689
INCORE Low Duration Bond Fund	2,832,080	—	2,832,080	—	2,832,080
High Yield Fund	16,071,458	—	16,071,458	—	16,071,458
Tax-Exempt Fund	60,262	1,145,374	1,205,636	1,666,385	2,872,021
High Income Municipal Bond Fund	2,423	—	2,423	1,720,041	1,722,464
Floating Rate Fund	65,678,189	—	65,678,189	—	65,678,189
Strategic Income Fund	2,768,189	567,643	3,335,832	—	3,335,832

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021
	Year Ended December 31, 2020
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Return of Capital	Total Distributions Paid
INCORE Investment Quality Bond Fund	$628,534	$—	$628,534	$—	$—	$628,534
INCORE Low Duration Bond Fund	3,852,115	—	3,852,115	—	899,611	4,751,726
High Yield Fund	11,988,947	—	11,988,947	—	—	11,988,947
Tax-Exempt Fund	16,565	582,047	598,612	1,981,434	—	2,580,046
High Income Municipal Bond Fund	152,651	185,634	338,285	1,413,719	—	1,752,004
Floating Rate Fund	29,295,692	—	29,295,692	—	—	29,295,692
Strategic Income Fund	2,008,446	903,103	2,911,549	—	—	2,911,549

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Distributions Payable	Other Earnings (Deficit)	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
INCORE Investment Quality Bond Fund	$204,372	$—	$297,331	$—	$—	$501,703	$—	$—	$703,944	$1,205,647
INCORE Low Duration Bond Fund	—	—	—	(87,646)	—	(87,646)	(28,367,982)	—	2,268,623	(26,187,005)
High Yield Fund	44,744	—	—	—	—	44,744	(1,672,868)	—	2,767,715	1,139,591
Tax-Exempt Fund	1,379	10,972	306,762	—	—	319,113	—	—	3,774,275	4,093,388
High Income Municipal Bond Fund	23,488	146,600	101,138	—	(11,433)	259,793	—	—	2,908,495	3,168,288
Floating Rate Fund	288,568	—	—	—	(11,770)	276,798	(183,509,921)	—	(12,327,631)	(195,560,754)
Strategic Income Fund	—	—	—	—	(11,433)	(11,433)	—	(119,942)	(70,980)	(202,355)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, contingent payment debt instruments, and deemed dividends on Convertible Debt under Sec. 305(c).

At December 31, 2021, the Funds had net capital loss carryforwards as shown in the table below, which are not subject to expiration. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

	Short-Term Amount	Long-Term Amount	Total
INCORE Low Duration Bond Fund	$10,648,311	$17,719,671	$28,367,982
High Yield Fund	—	1,672,868	1,672,868
Floating Rate Fund	28,463,563	155,046,358	183,509,921

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

During the tax year ended December 31, 2021, the following Funds utilized capital loss carryforwards:

INCORE Low Duration Bond Fund	$2,244,173
High Yield Fund	5,078,440

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
INCORE Investment Quality Bond Fund	$24,624,506	$851,991	$(148,047)	$703,944
INCORE Low Duration Bond Fund	195,760,672	3,272,566	(1,003,943)	2,268,623
High Yield Fund	369,130,849	7,694,745	(4,927,030)	2,767,715
Tax-Exempt Fund	47,827,336	3,780,096	(5,821)	3,774,275
High Income Municipal Bond Fund	49,180,612	2,973,824	(65,329)	2,908,495
Floating Rate Fund	2,165,726,591	8,815,254	(21,142,885)	(12,327,631)
Strategic Income Fund	75,785,397	549,693	(620,673)	(70,980)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund, and Victory Strategic Income Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, counterparties and brokers; when replies were not received from counterparties and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2022

Victory Portfolios	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 41 portfolios in the Trust, eight portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Vice Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21- 12/31/21*	Hypothetical Expenses Paid During Period 7/1/21- 12/31/21*	Annualized Expense Ratio During Period 7/1/21- 12/31/21
INCORE Investment Quality Bond Fund
Class A	$1,000.00	$1,005.10	$1,020.67	$4.55	$4.58	0.90%
Class C	1,000.00	1,000.70	1,016.28	8.93	9.00	1.77%
Class R	1,000.00	1,003.10	1,018.65	6.56	6.61	1.30%
Class Y	1,000.00	1,006.40	1,021.88	3.34	3.36	0.66%

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21- 12/31/21*	Hypothetical Expenses Paid During Period 7/1/21- 12/31/21*	Annualized Expense Ratio During Period 7/1/21- 12/31/21
INCORE Low Duration Bond Fund
Class A	$1,000.00	$1,001.10	$1,020.92	$4.29	$4.33	0.85%
Class C	1,000.00	996.20	1,017.04	8.15	8.24	1.62%
Class R	1,000.00	999.00	1,018.80	6.40	6.46	1.27%
Class Y	1,000.00	1,001.30	1,022.08	3.13	3.16	0.62%
High Yield Fund
Class A	1,000.00	1,005.00	1,020.16	5.05	5.09	1.00%
Class C	1,000.00	1,001.30	1,016.64	8.58	8.64	1.70%
Class R	1,000.00	1,003.50	1,018.75	6.46	6.51	1.28%
Class Y	1,000.00	1,006.30	1,021.37	3.84	3.87	0.76%
Tax-Exempt Fund
Class A	1,000.00	1,003.60	1,021.17	4.04	4.08	0.80%
Class C	1,000.00	1,000.60	1,017.14	8.07	8.13	1.60%
Class Y	1,000.00	1,005.10	1,021.73	3.49	3.52	0.69%
High Income Municipal Bond Fund
Class A	1,000.00	1,011.00	1,021.17	4.06	4.08	0.80%
Class C	1,000.00	1,007.10	1,017.29	7.94	7.98	1.57%
Class Y	1,000.00	1,012.20	1,022.33	2.89	2.91	0.57%
Member Class	1,000.00	1,011.70	1,021.93	3.30	3.31	0.65%
Floating Rate Fund
Class A	1,000.00	1,010.00	1,020.16	5.07	5.09	1.00%
Class C	1,000.00	1,004.70	1,016.13	9.10	9.15	1.80%
Class R	1,000.00	1,007.00	1,017.34	7.89	7.93	1.56%
Class Y	1,000.00	1,010.00	1,021.27	3.95	3.97	0.78%
Member Class	1,000.00	1,010.70	1,020.92	4.31	4.33	0.85%
Strategic Income Fund
Class A	1,000.00	998.10	1,020.42	4.78	4.84	0.95%
Class C	1,000.00	994.10	1,016.43	8.75	8.84	1.74%
Class R	1,000.00	996.10	1,018.45	6.74	6.82	1.34%
Class Y	1,000.00	999.20	1,021.48	3.73	3.77	0.74%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2021, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
INCORE Investment Quality Bond Fund	2%
INCORE Low Duration Bond Fund	3%

Dividends qualified for corporate dividends received deductions of:

Percent
INCORE Investment Quality Bond Fund	2%
INCORE Low Duration Bond Fund	3%

For the year ended December 31, 2021, the following Funds designated tax-exempt capital gain distributions:

Amount
Tax -Exempt Fund	$1,666,385
High Income Municipal Bond Fund	1,720,041

For the year ended December 31, 2021, the following Funds designated short-term capital gain distributions:

Amount
INCORE Investment Quality Bond Fund	$196,069
Tax-Exempt Fund	58,929
Strategic Income Fund	1,005,312

For the year ended December 31, 2021, the following Funds designated long-term capital gain distributions:

Amount
Tax-Exempt Fund	$1,145,374
Strategic Income Fund	567,643

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of each of the Funds (the "Advisory Agreement"), and the sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser"), on behalf of each of the High Yield Fund, Floating Rate Fund and Strategic Income Fund (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements"), at a meeting, which was called for that purpose, on November 30, 2021. The Board also considered information relating to the Funds and the Agreements provided throughout the year and, more specifically, at the meetings on October 19, 2021 and November 30, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser and Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser and Sub-Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's (or the Sub-Adviser's) operations.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreements should be continued. The Board reviewed numerous factors with respect to each Fund, including the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

For Funds with total net expense ratios that ranked within the fourth quartile (most expensive) in relation to their peers as evaluated by a consultant, the Board also considered a memorandum that it requested the Adviser

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

to prepare. The Adviser reviewed additional relevant circumstances, which included, among other things, specialized strategies, small or decreasing assets, or rapid or recent changes in peer expense ratios.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of each Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services;

•  Representations by the Adviser that the sub-advisory fee for each Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Funds;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between each sub-advised Fund and the Sub-Adviser; and

•  Current economic and industry trends.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. The Board retained a consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by the consultant, and a peer group of funds with similar investment strategies selected by that consultant from the universe of comparable funds. The Board reviewed the factors and methodology used by the consultant in the selection of each Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

With respect to the High Yield Fund, Floating Rate Fund and Strategic Income Fund, the Board also considered information concerning the fee paid to the Sub-Adviser under the Sub-Advisory Agreement. The Board considered the relative roles and responsibilities of the Adviser and Sub-Adviser with respect to the applicable Funds and noted that, among other things: (1) the sub-advisory fees for these Funds are paid by the Adviser and, therefore, are not a direct expense of the Funds; and (2) the Adviser supervises the Sub-Adviser. The Board also considered the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services. The Board reviewed fees and other information related to

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

the Sub-Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to either increase or reduce its fee would have no direct impact on the Fund or its shareholders.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

INCORE Investment Quality Bond Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-, five- and ten-year periods, underperformed the benchmark index for the three-year period, and underperformed the peer group median for all periods reviewed. The Board discussed with the Adviser how market conditions affected the Fund during periods of underperformance given the Fund's investment strategy and fee and expense profile.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

INCORE Low Duration Bond Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, outperformed the peer group median for the one-year period, and underperformed the peer group median for the three-, five- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

High Yield Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-, three- and five-year periods, underperformed the benchmark index for the ten-year period, and outperformed the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

Tax-Exempt Fund:

Noting that as of April 1, 2020, Victory Capital assumed day-to-day portfolio management responsibilities from the Fund's former sub-adviser, the Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all periods reviewed, outperformed the peer group median for the one-, three- and five-year periods, and matched the peer group median for the ten-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the recent periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

High Income Municipal Bond Fund:

Noting that as of April 1, 2020, Victory Capital assumed day-to-day portfolio management responsibilities from the Fund's former sub-adviser, the Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, outperformed the peer group median for the one-, three- and five-year periods, and underperformed the peer group median for the ten-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Floating Rate Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-, three- and five-year periods, underperformed the benchmark index for the ten-year period and outperformed the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Strategic Income Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all periods reviewed, underperformed the peer group median for the one- and ten-year periods, and outperformed the peer group median for the three- and five-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

Conclusion:

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to each of the High Yield Fund, Floating Rate Fund and Strategic Income Fund, was consistent with the best interests of each Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with each Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VPRSFIF-AR (12/21)

December 31, 2021

Annual Report

Victory RS Small Cap Growth Fund

Victory RS Select Growth Fund

Victory RS Mid Cap Growth Fund

Victory RS Growth Fund

Victory RS Science and Technology Fund

Victory RS Small Cap Equity Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Manager's Commentary / Investment Overview (Unaudited)	5
Investment Objective and Portfolio Holdings (Unaudited)	30
Schedules of Portfolio Investments
Victory RS Small Cap Growth Fund	36
Victory RS Select Growth Fund	40
Victory RS Mid Cap Growth Fund	43
Victory RS Growth Fund	46
Victory RS Science and Technology Fund	48
Victory RS Small Cap Equity Fund	52
Financial Statements
Statements of Assets and Liabilities	54
Statements of Operations	56
Statements of Changes in Net Assets	58
Financial Highlights	64
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	92
Supplemental Information (Unaudited)	93
Trustee and Officer Information	93
Proxy Voting and Portfolio Holdings Information	96
Expense Examples	96
Additional Federal Income Tax Information	98
Advisory Contract Approval	99
Privacy Policy (inside back cover)

1

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

800-235-8396 for Member Class

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

3

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class) or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Portfolios

Victory RS Small Cap Growth Fund

Manager's Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. stock performance followed up a strong 2019 and 2020 with another robust year, as the S&P 500® Index registered its twelfth year of positive returns in the last 13 years. This was driven largely by a resilient U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020. We witnessed the highest levels of economic and earnings growth in decades, driven in part by continued fiscal stimulus and accommodative monetary policy. Yet, underlying this positive performance were interesting differences among investment styles and market capitalizations.

After a solid start to the 2021 calendar year, U.S. equity markets continued to rebound as the economy reopened after being shuttered by the COVID-19 pandemic. Aggressive fiscal and monetary measures convinced investors that had fled risk assets to re-enter as many companies reported better-than-expected earnings.

Although the market as a whole has headed higher, the inner dynamics of this past year were quite a contrast. In 2020, investors viewed the economic and business impact of the pandemic differently, rewarding the "haves" (often technology plays) relative to the "have-nots" (often legacy companies). In early 2021, the "have-nots" came roaring back at the start of the year. In fact, the strong sentiment for these legacy companies, which had been left largely for dead in the first 10 months of 2020, turned into outright exuberance as we approached the end of the first quarter of 2021. This was illustrated by value-oriented stocks in the Russell 1000® Value Index and the Russell 2000® Value Index returning 11.26% and 21.17%, respectively, materially outperforming growth-oriented stocks in the Russell 1000® Growth Index and the Russell 2000® Growth Index (the "Index"), which returned 0.94% and 4.88%, respectively.

Bellwether large-cap growth stocks led the way throughout the remainder of the year, providing investors with the highest return of any U.S. equity style during the second, third, and fourth quarters of 2021. The Russell 1000® Growth Index returned 25.21% during the final three quarters of the year, relative to the 10.37% return of the Russell 1000® Value Index and -2.67% return of the Index. This 30% performance gap between large- and small-cap growth stocks is a historic outlier, which has been driven largely by expansion among some of the largest technology stocks as investors piled into these well-known companies.

For the full year, U.S. stock performance was mixed, yet overall positive across market caps and styles, with large-cap stocks outperforming small- and mid-cap stocks as measured by the Russell family of indices. Meanwhile, growth-oriented investments outperformed value within large-caps, but materially underperformed within both mid-caps and small-caps as investors have shunned less established high-growth companies. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 1, 3, 5, 10, 15, and even 30 years.

5

Victory Portfolios

Victory RS Small Cap Growth Fund (continued)

Managers' Commentary (continued)

How did Victory RS Small Cap Growth Fund (the "Fund") perform during the reporting period?

The Fund returned -11.06% (Class A at net asset value) for the fiscal year ended December 31, 2021, underperforming the Index, which returned 2.83% during the reporting period.

What strategies did you employ during the reporting period?

The Fund's relative performance was due to underperformance within the Health Care and Technology sectors, while positive stock selection within the Consumer Discretionary and Materials & Processing sectors offset some of the Fund's relative underperformance.

Within the Health Care sector, one of the largest drivers of underperformance was biotechnology holding Iovance Biotherapeutics, Inc. ("Iovance"). Iovance is focused on developing and commercializing new cancer immunotherapies that use tumor-infiltrating lymphocytes ("TILs"). TILs, as a ready-to-infuse cell therapy, have demonstrated breakthrough efficacy exceeding existing therapies in metastatic melanoma. Although we continue to believe in the long-term outlook for the treatment, the stock underperformed sharply in the first half of 2021 as the company lost a standoff with the FDA and faced a delay in its biologics license application submission for lifileucel, the company's TIL therapy candidate, as the FDA requested additional data on the treatment's potency. This setback was followed by the resignation of the company's CEO to pursue other opportunities. While we are likely to revisit the stock again in the future, we moved on from the holding.

Another underperformer within Health Care was medical equipment holding Eargo, Inc. ("Eargo"). Eargo underwhelmed when an audit into how the company's products were covered by insurance turned into a full Department of Justice investigation in the third quarter, which put their insurance channel sales business on hold for the foreseeable future. Given the noise and uncertain path forward, even in a best-case scenario, we decided to move on from the position.

Within the Technology sector, detractors included Bandwidth Inc. ("Bandwidth"), which had been a top performer for the Fund in 2020. Bandwidth is a communications platform-as-a-service solution focused on communications for enterprises. The stock had challenging performance throughout 2021, in part due to tough comparisons from COVID-19 utilization and political messaging, despite meeting or exceeding most expectations investors had for the company.

One contributor to performance within the Consumer Discretionary sector was specialty retail holding SiteOne Landscape Supply, Inc., the largest and only national wholesale distributor of landscape supplies in the United States. The stock performed very well in the year as top-line sales and bottom-line earnings both exceeded expectations, while strong execution and robust demand for professional landscaping products and services led to wider margins.

Another contributor to the Consumer Discretionary sector was homebuilder Meritage Homes Corporation, which engages in the development and sale of residential properties. The stock performed well in the fourth quarter of 2021, materially beating expectations across most metrics and raising fiscal year guidance. Gross margins came in 200 basis points (a basis

6

Victory Portfolios

Victory RS Small Cap Growth Fund (continued)

Managers' Commentary (continued)

point is 1/100th of a percentage point) wider than expectations, highlighting their differentiated offering that we believe will make expectations too conservative given the company-specific growth levers for 2022 and beyond. We expect the company to expand their community count by more than most participants expect, which we believe will drive further margin expansion.

Within the Technology sector, a contributor to performance was semiconductor holding Lattice Semiconductor Corporation ("Lattice"), a company that develops and sells semiconductor products in Asia, Europe, and the Americas. Lattice performed exceptionally well during the year, posting solid beats and raises, and exhibited strength across segments, especially within industrials and auto on the continued macroeconomic improvement for automation, robotics, and embedded vision. In addition, the company hosted an analyst conference early in the year where they unveiled their new Avant platform, which is targeting the mid-range field-programmable gate array market and will allow integrated circuit design to be configured by customers or designers after manufacturing. We believe this doubles their addressable market and increases our already optimistic forecast for the company going forward.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out the year. As a result, we believe there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the pandemic (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Now is when an active approach should shine. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift, as it is rare that we can own our full "wish list" roster of companies. We believe that our process will allow us to take advantage of this dynamic environment and will pay off over time.

7

Victory Portfolios

Victory RS Small Cap Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	11/30/87		9/6/07		1/22/07	7/12/17	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Growth Index[1]
One Year	–11.06%	–16.18%	–11.73%	–12.45%	–11.53%	–10.74%	–10.82%	2.83%
Five Year	16.07%	14.70%	15.19%	15.19%	15.52%	NA	16.38%	14.53%
Ten Year	14.82%	14.14%	13.95%	13.95%	14.30%	NA	15.14%	14.14%
Since Inception	NA	NA	NA	NA	NA	14.24%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

8

Victory Portfolios

Victory RS Select Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. stock performance followed up a strong 2019 and 2020 with another robust year, as the S&P 500® Index registered its twelfth year of positive returns in the last 13 years. This was driven largely by a resilient U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020. We witnessed the highest levels of economic and earnings growth in decades, driven in part by continued fiscal stimulus and accommodative monetary policy. Yet, underlying this positive performance were interesting differences among investment styles and market capitalizations.

After a solid start to the 2021 calendar year, U.S. equity markets continued to rebound as the economy reopened after being shuttered by the COVID-19 pandemic. Aggressive fiscal and monetary measures convinced investors that had fled risk assets to re-enter as many companies reported better-than-expected earnings.

Although the market as a whole has headed higher, the inner dynamics of this past year were quite a contrast. In 2020, investors viewed the economic and business impact of the pandemic differently, rewarding the "haves" (often technology plays) relative to the "have-nots" (often legacy companies). In early 2021, the "have-nots" came roaring back at the start of the year. In fact, the strong sentiment for these legacy companies, which had been left largely for dead in the first 10 months of 2020, turned into outright exuberance as we approached the end of the first quarter of 2021. This was illustrated by value-oriented stocks in the Russell 1000® Value Index and the Russell 2000® Value Index returning 11.26% and 21.17%, respectively, materially outperforming growth-oriented stocks in the Russell 1000® Growth Index and the Russell 2000® Growth Index, which returned 0.94% and 4.88%, respectively.

Bellwether large-cap growth stocks led the way throughout the remainder of the year, providing investors with the highest return of any U.S. equity style during the second, third, and fourth quarters of 2021. The Russell 1000® Growth Index returned 25.21% during the final three quarters of the year, relative to the 10.37% return of the Russell 1000® Value Index and -2.67% return of the Russell 2000® Growth Index. This 30% performance gap between large- and small-cap growth stocks is a historic outlier, which has been driven largely by expansion among some of the largest technology stocks as investors piled into these well-known companies.

For the full year, U.S. stock performance was mixed, yet overall positive across market caps and styles, with large-cap stocks outperforming small- and mid-cap stocks as measured by the Russell family of indices. Meanwhile, growth-oriented investments outperformed value within large-caps, but materially underperformed within both mid-caps and small-caps as investors have shunned less established high-growth companies. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 1, 3, 5, 10, 15, and even 30 years.

9

Victory Portfolios

Victory RS Select Growth Fund (continued)

Managers' Commentary (continued)

How did Victory RS Select Growth Fund (the "Fund") perform during the reporting period?

The Fund returned 6.89% (Class A at net asset value) for the fiscal year ended December 31, 2021, outperforming the Russell 2500TM Growth Index (the "Index"), which returned 5.04% during the reporting period.

What strategies did you employ during the reporting period?

The Fund seeks long-term capital growth by investing primarily in small- and mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon. The Fund's outperformance was driven by stock selection within the Health Care, Materials & Processing, and Producer Durables sectors. Stock selection in the Technology and Financial Services sectors offset a portion of the Fund's outperformance.

Within the Health Care sector, a driver of relative outperformance was Tandem Diabetes Care, Inc., a company that engages in the design, development, and commercialization of products — mainly insulin pumps and related supplies — for people with insulin-dependent diabetes. The company performed exceptionally well during the year on strong results, continued execution, and a strong pipeline.

Within the Health Care sector, another driver of relative outperformance was within the Biotechnology sector, driven in part by Horizon Therapeutics Public Limited Company ("Horizon"). Horizon is a specialty pharmaceutical company with products in the areas of rheumatoid arthritis, osteoarthritis, and several different orphan areas. The company's portfolio includes Tepezza, which we believe will be the standard care for treatment of thyroid eye disease, and Krystexxa, which is the only FDA-approved biologic for chronic refractory gout (a common type of inflammatory arthritis).

One of the largest contributors to outperformance within the Materials & Processing sector was building company Advanced Drainage Systems, Inc. ("Advanced Drainage"). Advanced Drainage is a leading solutions provider of high performance thermoplastic corrugated pipe and related stormwater management and drainage products. We believe there are still underpenetrated markets that will allow them to take market share with superior products that are higher quality and cost effective. The company performed well in 2021 given their strong order book, book-to-bill ratio, and backlog, and we believe 2022 remains a great environment for the company.

Within the Technology sector, the largest detractor was RingCentral, Inc., a provider of software-as-a-service solutions for businesses to support modern communications. Despite strong results throughout 2021, highlighted by revenue acceleration, the stock underwhelmed as investors view competition as picking up, which has elicited fear that the company will not be able to grow or price as well as they have in the past. We believe these fears are unwarranted and we expect the stock to rebound.

Within the Technology sector, another detractor was Chegg, Inc., a direct-to-student learning platform aimed at helping students from high school through college and even into their careers. Given the company's attractive customer acquisition costs, backed by brand awareness and word of mouth, we believe there is a significant monetization opportunity ahead as the company shifted their customer interactions online. The company struggled in

10

Victory Portfolios

Victory RS Select Growth Fund (continued)

Managers' Commentary (continued)

the most recent quarter as they guided significantly below expectations on reopening headwinds and lower college enrollments. After July and August were ahead of plan, September traffic was down 25% as it appears students opted to pursue jobs this fall given rising wages and record job openings.

Within the Technology sector, detractors included Bandwidth Inc. ("Bandwidth"), which had been a top performer for the Fund in 2020. Bandwidth is a communications platform-as-a-service solution focused on communications for enterprises. The stock had challenging performance throughout 2021, in part due to tough comparisons from COVID-19 utilization and political messaging, despite meeting or exceeding most expectations investors had for the company.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out the year. As a result, we believe there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the pandemic (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Now is when an active approach should shine. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift, as it is rare that we can own our full "wish list" roster of companies. We believe that our process will allow us to take advantage of this dynamic environment and will pay off over time.

11

Victory Portfolios

Victory RS Select Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	8/1/96		11/15/07		2/12/07	11/15/16	5/1/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2500® Growth Index[1]	Russell 2000® Growth Index[2]
One Year	6.89%	0.75%	6.02%	5.30%	6.31%	7.23%	7.15%	5.04%	2.83%
Five Year	15.40%	14.04%	14.49%	14.49%	14.81%	15.78%	15.69%	17.65%	14.53%
Ten Year	13.67%	13.00%	12.78%	12.78%	13.05%	NA	13.97%	15.75%	14.14%
Since Inception	NA	NA	NA	NA	NA	15.84%	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") reflects a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Select Growth Fund — Growth of $10,000

1The Russell 2500TM Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2500TM Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

12

Victory Portfolios

Victory RS Mid Cap Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. stock performance followed up a strong 2019 and 2020 with another robust year, as the S&P 500® Index registered its twelfth year of positive returns in the last 13 years. This was driven largely by a resilient U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020. We witnessed the highest levels of economic and earnings growth in decades, driven in part by continued fiscal stimulus and accommodative monetary policy. Yet, underlying this positive performance were interesting differences among investment styles and market capitalizations.

After a solid start to the 2021 calendar year, U.S. equity markets continued to rebound as the economy reopened after being shuttered by the COVID-19 pandemic. Aggressive fiscal and monetary measures convinced investors that had fled risk assets to re-enter as many companies reported better-than-expected earnings.

Although the market as a whole has headed higher, the inner dynamics of this past year were quite a contrast. In 2020, investors viewed the economic and business impact of the pandemic differently, rewarding the "haves" (often technology companies) relative to the "have-nots" (often older, less innovative companies). In early 2021, the "have-nots" came roaring back at the start of the year. In fact, the strong sentiment for these companies, which had been left largely for dead in the first 10 months of 2020, turned into outright exuberance as we approached the end of the first quarter of 2021. This was illustrated by value-oriented stocks in the Russell 1000® Value Index and the Russell 2000® Value Index returning 11.26% and 21.17%, respectively, materially outperforming growth-oriented stocks in the Russell 1000® Growth Index and the Russell 2000® Growth Index, which returned 0.94% and 4.88%, respectively.

Bellwether large-cap growth stocks led the way throughout the remainder of the year, providing investors with the highest return of any U.S. equity style during the second, third, and fourth quarters of 2021. The Russell 1000® Growth Index returned 25.21% during the final three quarters of the year, relative to the 10.37% return of the Russell 1000® Value Index and -2.67% return of the Russell 2000® Growth Index. This 30% performance gap between large- and small-cap growth stocks is a historic outlier, which has been driven largely by expansion among some of the largest technology stocks as investors piled into these well-known companies.

For the full year, U.S. stock performance was mixed, yet overall positive across market caps and styles, with large-cap stocks outperforming small- and mid-cap stocks as measured by the Russell family of indices. Meanwhile, growth-oriented investments outperformed value within large-caps, but materially underperformed within both mid-caps and small-caps as investors have shunned less established high-growth companies. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 1, 3, 5, 10, 15, and even 30 years.

13

Victory Portfolios

Victory RS Mid Cap Growth Fund (continued)

Managers' Commentary (continued)

How did Victory RS Mid Cap Growth Fund (the "Fund") perform during the reporting period?

The Fund returned 4.68% (Class A at net asset value) for the fiscal year ended December 31, 2021, underperforming the Russell Midcap® Index (the "Index"), which returned 12.73% during the reporting period.

What strategies did you employ during the reporting period?

The Fund seeks long-term capital growth by investing primarily in mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon. The Fund's underperformance was driven by stock selection within the Technology and Health Care sectors, while stock selection in the Materials & Processing sector offset a portion of the Fund's negative relative performance.

Within the Technology sector, the largest detractor was RingCentral, Inc., a provider of software-as-a-service solutions for businesses to support modern communications. Despite strong results throughout 2021, highlighted by revenue acceleration, the stock underwhelmed as investors view competition as picking up, which has elicited fear that the company will not be able to grow or price as well as they have in the past. We believe these fears are unwarranted and we expect the stock to rebound.

Another top detractor within Technology was Wix.com Ltd. ("Wix"), a developer and marketer of a cloud-based platform that enables anyone to create a website or web application. Wix showed its resilience to COVID-19 in 2020 as the demand for the company's tools accelerated the migration of small businesses from bricks-and-mortar to having an online presence by years, as well as producing a spike in new online business formation following a rise in unemployment. The company struggled to repeat this strong performance in 2021 as the economy reopened; headwinds across various geographies led Wix to report lower than expected collections and reduced guidance. Despite these struggles, we have continued to hold Wix given that secular trends are intact, as people will continue to increase the amount of time as well as the amount of purchasing they do on the internet, and the company's competitive positioning continues to improve.

Within the Health Care sector, another driver of underperformance was biotechnology holding Iovance Biotherapeutics, Inc. ("Iovance"). Iovance is focused on developing and commercializing new cancer immunotherapies that use tumor-infiltrating lymphocytes ("TILs"). TILs, as a ready-to-infuse cell therapy, have demonstrated breakthrough efficacy exceeding existing therapies in metastatic melanoma. Although we continue to believe in the long-term outlook for the treatment, the stock underperformed as the company lost a standoff with the FDA and faced a delay in its biologics license application submission for lifileucel, the company's TIL therapy candidate, as the FDA requested additional data on the treatment's potency. This setback was followed by the resignation of the company's CEO to pursue other opportunities. While we are likely to revisit the stock again in the future, we have decided to move from the holding.

14

Victory Portfolios

Victory RS Mid Cap Growth Fund (continued)

Managers' Commentary (continued)

Within the Materials & Processing sector, the largest contributor to performance was Builders FirstSource, Inc., a leading provider of building materials, manufactured components, and construction services that serves the U.S. residential construction market. The stock performed exceptionally well as strong earnings and better than expected guidance for growth and margins pushed the stock higher. The company also outlined a new digital strategy in the wake of a number of recent acquisitions made by the company that we believe will further expand the company's total addressable market, allowing key services across the value chain such as 3D visualization for the homebuyer and more efficient estimates/quotes for the builder.

One of the largest contributors to outperformance within Materials & Processing was building company Advanced Drainage Systems, Inc. ("Advanced Drainage"). Advanced Drainage is a leading solutions provider of high performance thermoplastic corrugated pipe and related stormwater management and drainage products. We initially purchased Advanced Drainage given its significant size and scale advantage, given its leadership position built over 50+ years that has led to its unsurpassed ability to provide comprehensive water management and drainage solutions. We believe there are still underpenetrated markets that will allow them to take market share with superior products that are higher quality and cost effective. The company performed well in 2021 given their strong order book, book-to-bill ratio, and backlog, and we believe 2022 remains a great environment for the company.

Within the Technology sector, a contributor to performance was semiconductor holding Lattice Semiconductor Corporation ("Lattice"), a company that develops and sells semiconductor products in Asia, Europe, and the Americas. Lattice performed exceptionally well during the year, posting solid beats and raises, and exhibited strength across segments, especially within industrials and auto on the continued macroeconomic improvement for automation, robotics, and embedded vision. In addition, the company hosted an analyst conference early in the year where they unveiled their new Avant platform, which is targeting the mid-range field-programmable gate array market and will allow integrated circuit design to be configured by customers or designers after manufacturing. We believe this doubles their addressable market and increases our already optimistic forecast for the company going forward.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out the year. As a result, we believe there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the pandemic (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

15

Victory Portfolios

Victory RS Mid Cap Growth Fund (continued)

Managers' Commentary (continued)

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Now is when an active approach should shine. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift, as it is rare that we can own our full "wish list" roster of companies. We believe that our process will allow us to take advantage of this dynamic environment and will pay off over time.

16

Victory Portfolios

Victory RS Mid Cap Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class R6	Class Y	Member Class
INCEPTION DATE	7/12/95		5/21/07		12/4/06	11/15/16	5/1/07	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Growth Index[1]
One Year	4.68%	–1.33%	3.75%	3.06%	4.09%	4.95%	4.96%	4.88%	12.73%
Five Year	15.08%	13.73%	14.05%	14.05%	14.41%	15.39%	15.37%	NA	19.83%
Ten Year	14.23%	13.56%	13.21%	13.21%	13.60%	NA	14.52%	NA	16.63%
Since Inception	NA	NA	NA	NA	NA	15.60%	NA	20.09%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Mid Cap Growth Fund — Growth of $10,000

1The Russell Midcap® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

17

Victory Portfolios

Victory RS Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. stock performance followed up a strong 2019 and 2020 with another robust year, as the S&P 500® Index registered its twelfth year of positive returns in the last 13 years. This was driven largely by a resilient U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020. We witnessed the highest levels of economic and earnings growth in decades, driven in part by continued fiscal stimulus and accommodative monetary policy. Yet, underlying this positive performance were interesting differences among investment styles and market capitalizations.

After a solid start to the 2021 calendar year, U.S. equity markets continued to rebound as the economy reopened after being shuttered by the COVID-19 pandemic. Aggressive fiscal and monetary measures convinced investors that had fled risk assets to re-enter as many companies reported better-than-expected earnings.

Although the market as a whole has headed higher, the inner dynamics of this past year were quite a contrast. In 2020, investors viewed the economic and business impact of the pandemic differently, rewarding the "haves" (often technology companies) relative to the "have-nots" (often older, less innovative companies). In early 2021, the "have-nots" came roaring back at the start of the year. In fact, the strong sentiment for these companies, which had been left largely for dead in the first 10 months of 2020, turned into outright exuberance as we approached the end of the first quarter of 2021. This was illustrated by value-oriented stocks in the Russell 1000® Value Index and the Russell 2000® Value Index returning 11.26% and 21.17%, respectively, materially outperforming growth-oriented stocks in the Russell 1000® Growth Index and the Russell 2000® Growth Index, which returned 0.94% and 4.88%, respectively.

Bellwether large-cap growth stocks led the way throughout the remainder of the year, providing investors with the highest return of any U.S. equity style during the second, third, and fourth quarters of 2021. The Russell 1000® Growth Index returned 25.21% during the final three quarters of the year, relative to the 10.37% return of the Russell 1000® Value Index and -2.67% return of the Russell 2000® Growth Index. This 30% performance gap between large- and small-cap growth stocks is a historic outlier, which has been driven largely by expansion among some of the largest technology stocks as investors piled into these well-known companies.

For the full year, U.S. stock performance was mixed, yet overall positive across market caps and styles, with large-cap stocks outperforming small- and mid-cap stocks as measured by the Russell family of indices. Meanwhile, growth-oriented investments outperformed value within large-caps, but materially underperformed within both mid-caps and small-caps as investors have shunned less established high-growth companies. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 1, 3, 5, 10, 15, and even 30 years.

18

Victory Portfolios

Victory RS Growth Fund (continued)

Managers' Commentary (continued)

How did Victory RS Growth Fund (the "Fund") perform during the reporting period?

The Fund returned 19.91% (Class A at net asset value) for the fiscal year ended December 31, 2021, underperforming the Russell 1000® Growth Index (the "Index"), which returned 27.60% during the reporting period.

What strategies did you employ during the reporting period?

The Fund seeks long-term capital growth by investing primarily in large-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon. The Fund's underperformance was driven by stock selection within the Health Care, Technology, and Financial Services sectors.

Within the Technology sector, the largest detractor was RingCentral, Inc., a provider of software-as-a-service solutions for businesses to support modern communications. Despite strong results throughout 2021, highlighted by revenue acceleration, the stock underwhelmed as investors view competition as picking up, which has elicited fear that the company will not be able to grow or price as well as they have in the past. We believe these fears are unwarranted and we expect the stock to rebound.

Another driver of relative underperformance within the Technology sector was Information Technology holding Twilio, Inc. ("Twilio"). Twilio provides a cloud communications platform that enables developers to build, scale, and operate communications within software applications. We own Twilio given their leading position in a rapidly growing market, driven by the company's broad and deep functionality, strong developer focus, and comprehensive documentation. In addition, the company has a compelling model for top-line growth, driven by its high net expansion rate among existing customers and rapid customer growth. After a strong 2020, the stock struggled through most of 2021 due to concerns around slowing organic growth. In our view, once the company gets past the most recent quarter, comparison growth figures will get a lot easier and the setup should be cleaner. The recent departure of their well-respected COO also raised some concerns, but we believe they have a strong executive team and we do not expect much disruption. We still believe they are a leading communications platform-as-a-service company with durable 30%+ growth for the foreseeable future; thus, we continue to hold.

Within the Consumer Staples sector, the largest detractor to performance was natural pet food provider Freshpet, Inc. ("Freshpet"). Expectations are that profitability will improve substantially as the company scales and we believe the market is in the early innings of household spend for pets, while their product's competitive differentiation will be difficult for other providers to match. Despite the strong secular story, the stock struggled in 2021 given supply chain frictions that led to delays on a new production line and cost pressures that rose much faster than anticipated, driving a top-line and bottom-line miss. We believe management when they noted the miss does not reflect reduced demand from customers, and we expect outsized growth in 2022 when new capacity comes online.

The largest contributor to performance for the calendar year was Tesla, Inc., the undisputed leading designer, manufacturer, and seller of high-performance electric vehicles. The stock performed exceptionally well in 2021 on record deliveries, highlighted by more than 300,000 deliveries in the last quarter of 2021 alone. Delivery of 1.5 to 2 million units in 2022 seems reasonable, which we believe can drive the stock even higher.

19

Victory Portfolios

Victory RS Growth Fund (continued)

Managers' Commentary (continued)

Another strong contributor to performance was Producer Durables back-office support company Gartner, Inc., a leading global research and advisory firm helping senior executives in information technology, finance, human resources and other areas make better business decisions. The stock performed exceptionally well during the year, especially in the first quarter, as the strong cyclical recovery led to earnings per share a full 51% above expectations, with revenue upside across all segments, including a material beat in research. Looking ahead, we believe growth will continue to accelerate, driven by a ramp in sales force hiring, a strong pipeline, and positive momentum across end markets.

A contributor to performance within the Technology sector was Marvell Technology, Inc., a company that designs, develops, and sells analog, mixed-signal, digital signal processing, and embedded and standalone integrated circuits. The stock performed well in 2021, driven by growth that outpaced expectations based on a better product mix (more Enterprise Networking), and despite continued supply constraints that management is working to ease through incremental capacity to support growth projections. The company's data center business continues to be the most exciting opportunity for the company, with robust demand trends and strength across all cloud product lines, showing the company is a key beneficiary of the metaverse movement.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out the year. As a result, we believe there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the pandemic (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Now is when an active approach should shine. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift, as it is rare that we can own our full "wish list" roster of companies. We believe that our process will allow us to take advantage of this dynamic environment and will pay off over time.

20

Victory Portfolios

Victory RS Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/12/92		6/30/07		11/27/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]
One Year	19.91%	13.04%	18.95%	17.95%	19.17%	20.22%	27.60%
Five Year	20.99%	19.57%	19.99%	19.99%	20.26%	21.31%	25.32%
Ten Year	17.36%	16.67%	16.38%	16.38%	16.66%	17.68%	19.79%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

21

Victory Portfolios

Victory RS Science and Technology Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. stock performance followed up a strong 2019 and 2020 with another robust year, as the S&P 500® Index registered its twelfth year of positive returns in the last 13 years. This was driven largely by a resilient U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020. We witnessed the highest levels of economic and earnings growth in decades, driven in part by continued fiscal stimulus and accommodative monetary policy. Yet, underlying this positive performance were interesting differences among investment styles and market capitalizations.

After a solid start to the 2021 calendar year, U.S. equity markets continued to rebound as the economy reopened after being shuttered by the COVID-19 pandemic. Aggressive fiscal and monetary measures convinced investors that had fled risk assets to re-enter as many companies reported better-than-expected earnings.

Although the market as a whole has headed higher, the inner dynamics of this past year were quite a contrast. In 2020, investors viewed the economic and business impact of the pandemic differently, rewarding the "haves" (often technology companies) relative to the "have-nots" (often older, less innovative companies). In early 2021, the "have-nots" came roaring back at the start of the year. In fact, the strong sentiment for these companies, which had been left largely for dead in the first 10 months of 2020, turned into outright exuberance as we approached the end of the first quarter of 2021. This was illustrated by value-oriented stocks in the Russell 1000® Value Index and the Russell 2000® Value Index returning 11.26% and 21.17%, respectively, materially outperforming growth-oriented stocks in the Russell 1000® Growth Index and the Russell 2000® Growth Index, which returned 0.94% and 4.88%, respectively.

Bellwether large-cap growth stocks led the way throughout the remainder of the year, providing investors with the highest return of any U.S. equity style during the second, third, and fourth quarters of 2021. The Russell 1000® Growth Index returned 25.21% during the final three quarters of the year, relative to the 10.37% return of the Russell 1000® Value Index and -2.67% return of the Russell 2000® Growth Index. This 30% performance gap between large- and small-cap growth stocks is a historic outlier, which has been driven largely by expansion among some of the largest technology stocks as investors piled into these well-known companies.

For the full year, U.S. stock performance was mixed, yet overall positive across market caps and styles, with large-cap stocks outperforming small- and mid-cap stocks as measured by the Russell family of indices. Meanwhile, growth-oriented investments outperformed value within large-caps, but materially underperformed within both mid-caps and small-caps as investors have shunned less established high-growth companies. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 1, 3, 5, 10, 15, and even 30 years.

22

Victory Portfolios

Victory RS Science and Technology Fund (continued)

Managers' Commentary (continued)

How did Victory RS Science and Technology Fund (the "Fund") perform during the reporting period?

The Fund returned -9.25% (Class A at net asset value) for the fiscal year ended December 31, 2021, underperforming the S&P North American Technology Sector Index (the "Index"), which returned 26.40% during the reporting period and the broader S&P 500® Index, which returned 28.71% during the reporting period.

What strategies did you employ during the reporting period?

The Fund's performance was hindered by exposure to innovative companies within the Health Care sector, as well as a tilt toward smaller-cap companies relative to the Index. Stock selection in the Technology sector helped add incrementally to performance.

Within the Health Care sector, one of the largest drivers of underperformance was biotechnology holding Iovance Biotherapeutics, Inc. ("Iovance"). Iovance is focused on developing and commercializing new cancer immunotherapies that use tumor-infiltrating lymphocytes ("TILs"). TILs, as a ready-to-infuse cell therapy, have demonstrated breakthrough efficacy exceeding existing therapies in metastatic melanoma. Although we continue to believe in the long-term outlook for the treatment, the stock underperformed sharply in the first half of 2021 as the company lost a standoff with the FDA and faced a delay in its biologics license application submission for lifileucel, the company's TIL therapy candidate, as the FDA requested additional data on the treatment's potency. This setback was followed by the resignation of the company's CEO to pursue other opportunities. While we are likely to revisit the stock again in the future, we moved on from the holding.

Within the Technology sector, the largest detractor was RingCentral, Inc., a provider of software-as-a-service solutions for businesses to support modern communications. Despite strong results throughout 2021, highlighted by revenue acceleration, the stock underwhelmed as investors view competition as picking up, which has elicited fear that the company will not be able to grow or price as well as they have in the past. We believe these fears are unwarranted and we expect the stock to rebound.

Within the Technology sector, another driver of relative underperformance was Information Technology holding Twilio, Inc. ("Twilio"). Twilio provides a cloud communications platform that enables developers to build, scale, and operate communications within software applications. After a strong 2020, the stock struggled through most of 2021 due to concerns around slowing organic growth. In our view, once the company gets past the fourth quarter of 2021, comparison growth figures will get a lot easier and the setup should be cleaner. The recent departure of their well-respected COO also raised some concerns, but we believe they have a strong executive team and we do not expect much disruption. We still believe they are a leading communications platform-as-a-service company with durable 30%+ growth for the foreseeable future; thus, we continue to hold.

Within the Financial Services sector, a contributor to performance was Visa Inc. ("Visa"), an operator of the market-leading global retail electronic payments network. The stock has performed exceptionally well in recent years and months, driven by the continued trend toward cash digitization and e-commerce that has sustained high levels of growth even as the economy reopened. Visa also benefited from an improvement in cross-border volumes, which beat expectations despite COVID-19 concerns, and record payment volume. The

23

Victory Portfolios

Victory RS Science and Technology Fund (continued)

Managers' Commentary (continued)

company outlined high-end, mid-teens growth prospects for fiscal year 2022, which we believe is conservative.

Within the Technology sector, a contributor to performance was semiconductor holding Lattice Semiconductor Corporation ("Lattice"), a company that develops and sells semiconductor products in Asia, Europe, and the Americas. Lattice performed exceptionally well during the year, posting solid beats and raises, and exhibited strength across segments, especially within industrials and auto on the continued macroeconomic improvement for automation, robotics, and embedded vision. In addition, the company hosted an analyst conference early in the year where they unveiled their new Avant platform, which is targeting the mid-range field-programmable gate array market and will allow integrated circuit design to be configured by customers or designers after manufacturing. We believe this doubles their addressable market and increases our already optimistic forecast for the company going forward.

Another contributor to performance within Technology was Marvell Technology, Inc. ("Marvell"), a company that designs, develops, and sells analog, mixed-signal, digital signal processing, and embedded and standalone integrated circuits. The stock performed well in 2021, driven by growth that outpaced expectations based on a better product mix (more Enterprise Networking) and despite continued supply constraints that management is working to ease through incremental capacity to support growth projections. The company's data center business continues to be the most exciting opportunity for the company, with robust demand trends and strength across all cloud product lines, showing the company is a key beneficiary of the metaverse movement.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out the year. As a result, we believe there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the pandemic (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Now is when an active approach should shine. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift, as it is rare that we can own our full "wish list" roster of companies. We believe that our process will allow us to take advantage of this dynamic environment and will pay off over time.

24

Victory Portfolios

Victory RS Science and Technology Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/2/07		1/19/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P North American Technology Sector Index[1]	S&P 500® Index[2]
One Year	–9.25%	–14.47%	–10.03%	–10.75%	–9.66%	–9.04%	26.40%	28.71%
Five Year	24.56%	23.09%	23.56%	23.56%	23.99%	24.85%	29.99%	18.47%
Ten Year	19.61%	18.91%	18.66%	18.66%	19.07%	19.93%	23.54%	16.55%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Science and Technology Fund — Growth of $10,000

1The S&P North American Technology Sector Index is a modified capitalization-weighted index based on a universe of technology-related stocks. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

25

Victory Portfolios

Victory RS Small Cap Equity Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. stock performance followed up a strong 2019 and 2020 with another robust year, as the S&P 500® Index registered its twelfth year of positive returns in the last 13 years. This was driven largely by a resilient U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020. We witnessed the highest levels of economic and earnings growth in decades, driven in part by continued fiscal stimulus and accommodative monetary policy. Yet, underlying this positive performance were interesting differences among investment styles and market capitalizations.

After a solid start to the 2021 calendar year, U.S. equity markets continued to rebound as the economy reopened after being shuttered by the COVID-19 pandemic. Aggressive fiscal and monetary measures convinced investors that had fled risk assets to re-enter as many companies reported better-than-expected earnings.

Although the market as a whole has headed higher, the inner dynamics of this past year were quite a contrast. In 2020, investors viewed the economic and business impact of the pandemic differently, rewarding the "haves" (often technology companies) relative to the "have-nots" (often older, less innovative companies). In early 2021, the "have-nots" came roaring back at the start of the year. In fact, the strong sentiment for these companies, which had been left largely for dead in the first 10 months of 2020, turned into outright exuberance as we approached the end of the first quarter of 2021. This was illustrated by value-oriented stocks in the Russell 1000® Value Index and the Russell 2000® Value Index returning 11.26% and 21.17%, respectively, materially outperforming growth-oriented stocks in the Russell 1000® Growth Index and the Russell 2000® Growth Index (the "Index"), which returned 0.94% and 4.88%, respectively.

Bellwether large-cap growth stocks led the way throughout the remainder of the year, providing investors with the highest return of any U.S. equity style during the second, third, and fourth quarters of 2021. The Russell 1000® Growth Index returned 25.21% during the final three quarters of the year, relative to the 10.37% return of the Russell 1000® Value Index and -2.67% return of the Index. This 30% performance gap between large- and small-cap growth stocks is a historic outlier, which has been driven largely by expansion among some of the largest technology stocks as investors piled into these well-known companies.

For the full year, U.S. stock performance was mixed, yet overall positive across market caps and styles, with large-cap stocks outperforming small- and mid-cap stocks as measured by the Russell family of indices. Meanwhile, growth-oriented investments outperformed value within large-caps, but materially underperformed within both mid-caps and small-caps as investors have shunned less established high-growth companies. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 1, 3, 5, 10, 15, and even 30 years.

26

Victory Portfolios

Victory RS Small Cap Equity Fund (continued)

Managers' Commentary (continued)

How did Victory RS Small Cap Equity Fund (the "Fund") perform during the reporting period?

The Fund returned -7.36% (Class A at net asset value) for the fiscal year ended December 31, 2021, underperforming the Index, which returned 2.83% during the reporting period.

What strategies did you employ during the reporting period?

The Fund's underperformance was driven by stock selection within the Financial Services and Health Care sectors, while stock selection in the Technology and Producer Durables sectors offset some of the Fund's relative underperformance.

The largest contributor to performance was semiconductor & components holding SiTime Corporation, a leading provider of silicon timing solutions. The stock performed exceptionally well in 2021 as industry supply constraints accelerated adoption of their MEMS-based timing solutions by several years, which led to a large revenue and earnings beat, significant margin expansion, and improved visibility and raise of their fiscal year guidance. We believe the company is one of the best secular growth stories among small-cap semiconductors and remains under-owned by small-cap investors.

A top performer within the Materials & Processing sector was scientific instruments holding Evoqua Water Technologies Corp. The company has experienced accelerating organic growth and has clear margin drivers after completing a long cycle of tuck-in acquisitions. The stock performed exceptionally well in the year given strong earnings that materially beat expectations. We believe the stock is poised to continue to outperform as "The Street" recognizes the company's growth inflection and reasonable valuation.

Within the Technology sector, a contributor to performance was semiconductor holding Lattice Semiconductor Corporation ("Lattice"), a company that develops and sells semiconductor products in Asia, Europe, and the Americas. Lattice performed exceptionally well during the year, posting solid beats and raises, and exhibited strength across segments, especially within industrials and auto on the continued macroeconomic improvement for automation, robotics, and embedded vision. In addition, the company hosted an analyst conference early in the year where they unveiled their new Avant platform, which is targeting the mid-range field-programmable gate array market and will allow integrated circuit design to be configured by customers or designers after manufacturing. We believe this doubles their addressable market and increases our already optimistic forecast for the company going forward.

Within the Technology sector, detractors included Bandwidth Inc. ("Bandwidth"), which had been a top performer for the Fund in 2020. Bandwidth is a communications platform-as-a-Service solution focused on communications for enterprises. The stock had challenging performance throughout 2021, in part due to tough comparisons from COVID-19 utilization and political messaging, despite meeting or exceeding most expectations investors had for the company.

27

Victory Portfolios

Victory RS Small Cap Equity Fund (continued)

Managers' Commentary (continued)

Within the Health Care sector, a top detractor to performance was biotechnology holding bluebird bio, Inc. ("bluebird"). Unfortunately, bluebird has underwhelmed, as the company suffered setbacks throughout the COVID-19 pandemic. The stock struggled to regain the confidence of investors in 2021 following their announcement that the company's market expansion studies will be delayed or in some cases halted, followed by a temporary suspension of their LentiGlobin sickle cell disease trial due to unexpected serious adverse reaction. We have moved on from the holding.

Within the Health Care sector, another driver of underperformance was biotechnology holding Iovance Biotherapeutics, Inc. ("Iovance"). Iovance is focused on developing and commercializing new cancer immunotherapies that use tumor-infiltrating lymphocytes ("TILs"). TILs, as a ready-to-infuse cell therapy, have demonstrated breakthrough efficacy exceeding existing therapies in metastatic melanoma. Although we continue to believe in the long-term outlook for the treatment, the stock underperformed as the company lost a standoff with the FDA and faced a delay in its biologics license application submission for lifileucel, the company's TIL therapy candidate, as the FDA requested additional data on the treatment's potency. This setback was followed by the resignation of the company's CEO to pursue other opportunities. While we are likely to revisit the stock again in the future, we have decided to move from the holding.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out the year. As a result, we believe there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the pandemic (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Now is when an active approach should shine. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift, as it is rare that we can own our full "wish list" roster of companies. We believe that our process will allow us to take advantage of this dynamic environment and will pay off over time.

28

Victory Portfolios

Victory RS Small Cap Equity Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y	Member Class
INCEPTION DATE	5/1/97		8/7/00		5/15/01	5/1/07	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Growth Index[1]
One Year	–7.36%	–12.69%	–8.14%	–8.88%	–7.87%	–7.25%	–7.35%	2.83%
Five Year	17.41%	16.03%	16.37%	16.37%	16.81%	17.59%	NA	14.53%
Ten Year	15.67%	14.98%	14.68%	14.68%	15.18%	15.85%	NA	14.14%
Since Inception	NA	NA	NA	NA	NA	NA	13.54%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Small Cap Equity Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

29

Victory Portfolios
Victory RS Small Cap Growth Fund  December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

MACOM Technology Solutions Holdings, Inc.	3.2%
Avaya Holdings Corp.	3.0%
Varonis Systems, Inc.	2.6%
Advanced Energy Industries, Inc.	2.3%
Evoqua Water Technologies Corp.	2.2%
e.l.f. Beauty, Inc.	1.9%
Saia, Inc.	1.8%
Summit Materials, Inc.	1.7%
Surgery Partners, Inc.	1.7%
WNS Holdings Ltd.	1.6%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

30

Victory Portfolios
Victory RS Select Growth Fund  December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Horizon Therapeutics PLC	3.6%
Dynatrace, Inc.	3.3%
The Middleby Corp.	2.9%
Churchill Downs, Inc.	2.6%
Avantor, Inc.	2.6%
Builders FirstSource, Inc.	2.6%
Jazz Pharmaceuticals PLC	2.5%
Halozyme Therapeutics, Inc.	2.5%
Evoqua Water Technologies Corp.	2.4%
Saia, Inc.	2.2%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

31

Victory Portfolios
Victory RS Mid Cap Growth Fund  December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Synopsys, Inc.	3.1%
West Pharmaceutical Services, Inc.	2.3%
Palo Alto Networks, Inc.	2.3%
Zscaler, Inc	2.3%
Lululemon Athletica, Inc.	2.3%
Avantor, Inc.	2.2%
ZoomInfo Technologies, Inc.	2.0%
RingCentral, Inc., Class A	2.0%
LPL Financial Holdings, Inc.	1.8%
Floor & Decor Holdings, Inc., Class A	1.8%

Sector Allocation*:

December 31, 2021

(% of Net Assets)*

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

32

Victory Portfolios
Victory RS Growth Fund  December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Microsoft Corp.	11.9%
Apple, Inc.	9.4%
Alphabet, Inc., Class C	7.8%
Amazon.com, Inc.	4.8%
Tesla, Inc.	4.0%
NVIDIA Corp.	3.8%
Visa, Inc., Class A	2.9%
The Home Depot, Inc.	2.8%
Lam Research Corp.	2.3%
ServiceNow, Inc.	2.1%

Sector Allocation*:

December 31, 2021

(% of Net Assets)*

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

33

Victory Portfolios
Victory RS Science and Technology Fund  December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Microsoft Corp.	7.0%
Lam Research Corp.	3.4%
NVIDIA Corp.	3.3%
RingCentral, Inc., Class A	3.2%
Amazon.com, Inc.	3.1%
MACOM Technology Solutions Holdings, Inc.	3.0%
Marvell Technology, Inc.	2.4%
Ambarella, Inc.	2.3%
Impinj, Inc.	2.3%
ServiceNow, Inc.	2.2%

Sector Allocation*:

December 31, 2021

(% of Net Assets)*

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

34

Victory Portfolios
Victory RS Small Cap Equity Fund  December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

PROG Holdings, Inc.	6.4%
Evoqua Water Technologies Corp.	6.3%
Avaya Holdings Corp.	5.2%
MACOM Technology Solutions Holdings, Inc.	5.1%
Paymentus Holdings, Inc., Class A	4.1%
Acushnet Holdings Corp.	3.7%
Shift4 Payments, Inc., Class A	3.6%
Chart Industries, Inc.	3.5%
ACI Worldwide, Inc.	3.5%
John Bean Technologies Corp.	3.5%

Sector Allocation*:

December 31, 2021

(% of Net Assets)*

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

35

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (100.0%)
Biotechnology (12.9%):
Apellis Pharmaceuticals, Inc. (a)	549,350	$25,973,268
Beam Therapeutics, Inc. (a) (b)	258,800	20,623,772
Bicycle Therapeutics PLC, ADR (a) (b)	221,790	13,500,357
Blueprint Medicines Corp. (a)	183,730	19,679,320
DermTech, Inc. (a) (b)	413,570	6,534,406
Editas Medicine, Inc. (a) (b)	507,800	13,482,090
Equillium, Inc. (a) (b) (c)	1,578,220	5,918,325
Fate Therapeutics, Inc. (a)	445,310	26,055,088
Intellia Therapeutics, Inc. (a)	244,680	28,930,963
Karuna Therapeutics, Inc. (a)	134,640	17,637,840
Opthea Ltd., ADR (a)	764,370	5,732,775
ORIC Pharmaceuticals, Inc. (a) (b)	799,150	11,747,505
Replimune Group, Inc. (a)	431,490	11,693,379
Rubius Therapeutics, Inc. (a) (b)	1,179,390	11,416,495
Sarepta Therapeutics, Inc. (a)	213,870	19,258,994
Scholar Rock Holding Corp. (a) (b)	577,520	14,345,597
SpringWorks Therapeutics, Inc. (a)	341,520	21,167,410
Twist Bioscience Corp. (a)	221,210	17,119,442
		290,817,026
Communication Services (2.5%):
Bandwidth, Inc., Class A (a) (b)	474,470	34,047,967
ZipRecruiter, Inc. (a)	927,470	23,131,102
		57,179,069
Consumer Discretionary (14.8%):
Acushnet Holdings Corp.	504,950	26,802,746
Crocs, Inc. (a)	278,440	35,701,577
Fox Factory Holding Corp. (a)	188,900	32,131,890
Gentherm, Inc. (a)	228,680	19,872,292
Meritage Homes Corp. (a)	252,200	30,783,532
Papa John's International, Inc.	184,700	24,651,909
Planet Fitness, Inc., Class A (a)	336,150	30,448,467
Porch Group, Inc. (a) (b)	1,057,490	16,486,269
Skyline Champion Corp. (a)	223,650	17,663,877
Steven Madden Ltd.	386,430	17,957,402
Warby Parker, Inc., Class A (a) (b)	368,270	17,146,651
Wingstop, Inc.	206,480	35,679,744
YETI Holdings, Inc. (a)	314,530	26,052,520
		331,378,876
Consumer Staples (4.6%):
BJ's Wholesale Club Holdings, Inc. (a)	332,940	22,296,992
Celsius Holdings, Inc. (a) (b)	175,710	13,102,695
e.l.f. Beauty, Inc. (a) (b)	1,290,050	42,842,561
Freshpet, Inc. (a)	255,450	24,336,721
		102,578,969

See notes to financial statements.

36

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Energy (1.6%):
Matador Resources Co. (b)	637,010	$23,518,409
Ranger Oil Corp. (a)	484,630	13,046,240
		36,564,649
Financials (8.4%):
Customers Bancorp, Inc.	233,840	15,286,121
Focus Financial Partners, Inc., Class A (a)	486,120	29,031,086
Green Dot Corp., Class A (a)	254,075	9,207,678
Open Lending Corp., Class A (a)	615,770	13,842,510
PacWest Bancorp	301,690	13,627,337
PRA Group, Inc. (a)	381,120	19,136,035
PROG Holdings, Inc. (a) (b)	690,530	31,149,808
Walker & Dunlop, Inc.	233,670	35,256,130
Wintrust Financial Corp.	253,490	23,021,962
		189,558,667
Health Care Equipment & Supplies (4.6%):
Axonics, Inc. (a) (b)	206,490	11,563,440
CONMED Corp. (b)	121,830	17,270,621
CryoPort, Inc. (a) (b)	482,090	28,525,265
LivaNova PLC (a)	141,470	12,368,722
Nevro Corp. (a)	188,230	15,259,806
Shockwave Medical, Inc. (a)	104,880	18,703,251
		103,691,105
Health Care Providers & Services (3.9%):
HealthEquity, Inc. (a)	438,570	19,402,336
LHC Group, Inc. (a) (b)	224,530	30,812,252
Surgery Partners, Inc. (a) (b)	694,680	37,102,859
		87,317,447
Health Care Technology (5.0%):
Health Catalyst, Inc. (a) (b)	420,560	16,662,587
Inspire Medical Systems, Inc. (a) (b)	129,650	29,827,279
Omnicell, Inc. (a)	202,080	36,463,315
Vocera Communications, Inc. (a) (b)	443,670	28,767,563
		111,720,744
Industrials (12.2%):
Advanced Drainage Systems, Inc.	134,500	18,309,485
Arcosa, Inc. (b)	487,310	25,681,237
Chart Industries, Inc. (a)	134,940	21,521,581
Evoqua Water Technologies Corp. (a)	1,080,820	50,528,335
Herc Holdings, Inc. (b)	155,740	24,381,097
John Bean Technologies Corp.	184,940	28,399,386
Saia, Inc. (a)	118,850	40,056,015
Simpson Manufacturing Co., Inc.	218,040	30,322,823
SPX Flow, Inc.	225,220	19,477,026
The AZEK Co., Inc. (a)	346,350	16,015,224
		274,692,209

See notes to financial statements.

37

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Information Technology (24.8%):
ACI Worldwide, Inc. (a)	652,330	$22,635,851
Advanced Energy Industries, Inc.	561,140	51,097,408
Avaya Holdings Corp. (a)	3,354,460	66,418,308
DigitalOcean Holdings, Inc. (a) (b)	425,190	34,155,513
Everbridge, Inc. (a)	130,480	8,785,218
Jamf Holding Corp. (a) (b)	467,240	17,759,792
Lattice Semiconductor Corp. (a)	388,390	29,929,333
MACOM Technology Solutions Holdings, Inc. (a)	923,923	72,343,171
Paya Holdings, Inc. (a)	1,637,070	10,379,024
Paymentus Holdings, Inc., Class A (a) (b)	495,010	17,315,450
Q2 Holdings, Inc. (a)	199,890	15,879,262
Silicon Laboratories, Inc. (a)	153,850	31,757,717
SiTime Corp. (a) (b)	90,400	26,445,616
Smartsheet, Inc., Class A (a)	345,160	26,732,642
Telos Corp. (a) (b)	818,000	12,613,560
Varonis Systems, Inc. (a) (b)	1,177,310	57,429,182
Wix.com Ltd. (a) (b)	123,340	19,461,819
WNS Holdings Ltd., ADR (a)	415,827	36,684,258
		557,823,124
Life Sciences Tools & Services (0.7%):
Codexis, Inc. (a)	488,520	15,276,020
Materials (2.0%):
Kronos Bio, Inc. (a) (b)	602,070	8,182,131
Summit Materials, Inc., Class A (a)	939,450	37,709,523
		45,891,654
Pharmaceuticals (0.9%):
Compass Pathways PLC, ADR (a) (b)	357,990	7,911,579
PMV Pharmaceuticals, Inc. (a) (b)	503,110	11,621,841
		19,533,420
Real Estate (1.1%):
National Storage Affiliates Trust	347,270	24,031,084
Total Common Stocks (Cost $1,805,404,209)		2,248,054,063
Collateral for Securities Loaned (7.3%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (d)	3,804,301	3,804,301
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (d)	74,716,974	74,716,974
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (d)	1,898,534	1,898,534

See notes to financial statements.

38

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (d)	15,138,323	$15,138,323
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (d)	68,064,854	68,064,854
Total Collateral for Securities Loaned (Cost $163,622,986)		163,622,986
Total Investments (Cost $1,969,027,195) — 107.3%		2,411,677,049
Liabilities in excess of other assets — (7.3)%		(164,145,166)
NET ASSETS — 100.00%		$2,247,531,883

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Affiliated security (See Note 8 in the Notes to Financial Statements).

(d)  Rate disclosed is the daily yield on December 31, 2021.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

39

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (99.7%)
Communication Services (2.1%):
Bandwidth, Inc., Class A (a) (b)	25,810	$1,852,126
IAC/InterActiveCorp (a)	18,050	2,359,315
		4,211,441
Consumer Discretionary (13.6%):
Churchill Downs, Inc. (b)	21,640	5,213,076
Crocs, Inc. (a)	28,600	3,667,092
Floor & Decor Holdings, Inc., Class A (a)	30,000	3,900,300
Planet Fitness, Inc., Class A (a)	46,560	4,217,405
Pool Corp.	6,420	3,633,720
Wingstop, Inc.	16,070	2,776,896
YETI Holdings, Inc. (a)	44,190	3,660,257
		27,068,746
Consumer Staples (1.1%):
Freshpet, Inc. (a)	22,640	2,156,913
Energy (1.6%):
Diamondback Energy, Inc.	29,140	3,142,749
Financials (6.5%):
Focus Financial Partners, Inc., Class A (a)	70,460	4,207,871
LPL Financial Holdings, Inc.	27,210	4,356,049
Western Alliance Bancorp	39,940	4,299,541
		12,863,461
Health Care (24.9%):
Avantor, Inc. (a)	123,660	5,211,032
Charles River Laboratories International, Inc. (a)	6,500	2,449,070
Codexis, Inc. (a)	87,200	2,726,744
CryoPort, Inc. (a)	39,040	2,309,997
Envista Holdings Corp. (a)	63,100	2,843,286
Halozyme Therapeutics, Inc. (a)	121,450	4,883,504
HealthEquity, Inc. (a)	44,750	1,979,740
Horizon Therapeutics PLC (a)	66,050	7,117,548
Jazz Pharmaceuticals PLC (a)	38,750	4,936,750
LHC Group, Inc. (a) (b)	16,950	2,326,049
Omnicell, Inc. (a)	16,840	3,038,610
Shockwave Medical, Inc. (a)	9,130	1,628,153
Tandem Diabetes Care, Inc. (a) (b)	28,400	4,274,768
Tenet Healthcare Corp. (a)	22,270	1,819,236
Twist Bioscience Corp. (a)	25,240	1,953,324
		49,497,811
Industrials (19.5%):
Advanced Drainage Systems, Inc.	26,430	3,597,916
Axon Enterprise, Inc. (a)	21,120	3,315,840
Builders FirstSource, Inc. (a)	59,730	5,119,458
Chart Industries, Inc. (a)	14,700	2,344,503
Evoqua Water Technologies Corp. (a)	100,180	4,683,415
See notes to financial statements.

40

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Saia, Inc. (a)	13,240	$4,462,277
SiteOne Landscape Supply, Inc. (a)	13,480	3,265,935
The Middleby Corp. (a)	29,620	5,828,031
Trex Co., Inc. (a)	16,610	2,242,848
WillScot Mobile Mini Holdings Corp. (a) (b)	97,070	3,964,339
		38,824,562
IT Services (1.1%):
Shift4 Payments, Inc., Class A (a) (b)	36,870	2,135,879
Semiconductors & Semiconductor Equipment (12.1%):
Enphase Energy, Inc. (a)	18,540	3,391,708
Entegris, Inc.	27,380	3,794,320
Lattice Semiconductor Corp. (a)	41,100	3,167,166
MACOM Technology Solutions Holdings, Inc. (a)	50,730	3,972,159
MKS Instruments, Inc.	23,870	4,157,438
Monolithic Power Systems, Inc.	5,875	2,898,314
SiTime Corp. (a)	9,100	2,662,114
		24,043,219
Software (17.2%):
ACI Worldwide, Inc. (a)	84,940	2,947,418
Avaya Holdings Corp. (a)	170,000	3,366,000
Dynatrace, Inc. (a)	107,140	6,465,899
Fair Isaac Corp. (a)	7,010	3,040,027
Five9, Inc. (a)	23,870	3,277,828
Globant SA (a)	7,250	2,277,153
Paylocity Holding Corp. (a)	12,090	2,855,174
Q2 Holdings, Inc. (a)	30,400	2,414,976
RingCentral, Inc., Class A (a)	18,030	3,377,920
Varonis Systems, Inc. (a)	86,910	4,239,470
		34,261,865
Total Common Stocks (Cost $151,291,890)		198,206,646
Collateral for Securities Loaned (0.8%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (c)	35,763	35,763
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (c)	702,394	702,394
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (c)	17,848	17,848
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (c)	142,311	142,311
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (c)	639,859	639,859
Total Collateral for Securities Loaned (Cost $1,538,175)		1,538,175
Total Investments (Cost $152,830,065) — 100.5%		199,744,821
Liabilities in excess of other assets — (0.5)%		(1,061,872)
NET ASSETS — 100.00%		$198,682,949

^  Purchased with cash collateral from securities on loan.

See notes to financial statements.

41

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2021

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2021.

PLC — Public Limited Company

See notes to financial statements.

42

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (98.7%)
Communication Services (4.7%):
Match Group, Inc. (a)	22,164	$2,931,189
Take-Two Interactive Software, Inc. (a)	24,300	4,318,596
Twitter, Inc. (a)	58,520	2,529,234
ZoomInfo Technologies, Inc. (a)	117,130	7,519,746
		17,298,765
Communications Equipment (1.3%):
Arista Networks, Inc. (a)	34,180	4,913,375
Consumer Discretionary (14.5%):
Aptiv PLC (a)	18,020	2,972,399
Caesars Entertainment, Inc. (a)	67,260	6,290,828
Chipotle Mexican Grill, Inc. (a)	3,370	5,891,603
Darden Restaurants, Inc.	15,440	2,325,882
Etsy, Inc. (a)	21,470	4,700,642
Floor & Decor Holdings, Inc., Class A (a)	52,440	6,817,724
Lululemon Athletica, Inc. (a)	21,260	8,322,227
Meritage Homes Corp. (a)	35,890	4,380,733
O'Reilly Automotive, Inc. (a)	6,440	4,548,121
Pool Corp.	6,770	3,831,820
YETI Holdings, Inc. (a)	45,960	3,806,867
		53,888,846
Consumer Staples (0.7%):
Freshpet, Inc. (a)	28,890	2,752,350
Electronic Equipment, Instruments & Components (3.8%):
Keysight Technologies, Inc. (a)	19,350	3,995,969
Teledyne Technologies, Inc. (a)	12,270	5,360,640
Trimble, Inc. (a)	55,220	4,814,632
		14,171,241
Energy (1.6%):
Diamondback Energy, Inc.	53,490	5,768,897
Financials (6.5%):
LPL Financial Holdings, Inc.	42,710	6,837,444
MSCI, Inc.	10,490	6,427,118
Tradeweb Markets, Inc., Class A (b)	43,100	4,316,034
Western Alliance Bancorp	61,660	6,637,699
		24,218,295
Health Care (18.1%):
Align Technology, Inc. (a)	5,530	3,634,205
AmerisourceBergen Corp.	38,020	5,052,478
Apellis Pharmaceuticals, Inc. (a)	59,410	2,808,905
Avantor, Inc. (a)	192,500	8,111,950
Charles River Laboratories International, Inc. (a)	11,430	4,306,595
DexCom, Inc. (a)	8,600	4,617,770
Horizon Therapeutics PLC (a)	41,770	4,501,135
Intellia Therapeutics, Inc. (a)	15,080	1,783,059

See notes to financial statements.

43

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Jazz Pharmaceuticals PLC (a)	33,050	$4,210,570
Mirati Therapeutics, Inc. (a)	17,920	2,628,685
ResMed, Inc.	15,160	3,948,877
Sarepta Therapeutics, Inc. (a)	31,590	2,844,680
Tandem Diabetes Care, Inc. (a)	18,320	2,757,526
Tenet Healthcare Corp. (a)	27,760	2,267,714
Veeva Systems, Inc., Class A (a)	20,120	5,140,258
West Pharmaceutical Services, Inc.	18,100	8,489,081
		67,103,488
Industrials (14.5%):
Advanced Drainage Systems, Inc.	18,420	2,507,515
Axon Enterprise, Inc. (a)	24,090	3,782,130
Builders FirstSource, Inc. (a)	53,470	4,582,914
Carrier Global Corp.	94,120	5,105,069
Chart Industries, Inc. (a)	19,330	3,082,942
CoStar Group, Inc. (a)	49,850	3,939,645
Generac Holdings, Inc. (a)	14,680	5,166,186
IDEX Corp.	19,910	4,705,131
Regal Rexnord Corp.	11,150	1,897,507
Saia, Inc. (a)	10,910	3,676,997
SiteOne Landscape Supply, Inc. (a)	11,020	2,669,926
The Middleby Corp. (a)	28,570	5,621,433
Trex Co., Inc. (a)	18,000	2,430,540
WillScot Mobile Mini Holdings Corp. (a)	110,310	4,505,060
		53,672,995
IT Services (2.4%):
Gartner, Inc. (a)	11,870	3,968,378
Wix.com Ltd. (a)	32,373	5,108,136
		9,076,514
Real Estate (0.5%):
Extra Space Storage, Inc.	8,170	1,852,384
Semiconductors & Semiconductor Equipment (8.7%):
Enphase Energy, Inc. (a)	23,540	4,306,408
Entegris, Inc.	47,680	6,607,494
Lattice Semiconductor Corp. (a)	64,730	4,988,094
Marvell Technology, Inc.	64,760	5,665,852
Monolithic Power Systems, Inc.	12,410	6,122,225
Teradyne, Inc.	27,790	4,544,499
		32,234,572
Software (21.4%):
AppLovin Corp., Class A (a) (b)	66,400	6,258,864
Bill.com Holdings, Inc. (a)	14,300	3,562,845
Crowdstrike Holdings, Inc., Class A (a)	19,860	4,066,335
Datadog, Inc., Class A (a)	17,470	3,111,582
DocuSign, Inc. (a)	15,410	2,347,097
Dropbox, Inc., Class A (a)	132,130	3,242,470
Dynatrace, Inc. (a)	107,400	6,481,590

See notes to financial statements.

44

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Fair Isaac Corp. (a)	9,060	$3,929,050
Five9, Inc. (a)	26,530	3,643,100
Freshworks, Inc., Class A (a) (b)	122,830	3,225,516
Palo Alto Networks, Inc. (a)	15,110	8,412,644
Paycom Software, Inc. (a)	8,660	3,595,545
RingCentral, Inc., Class A (a)	39,370	7,375,969
Synopsys, Inc. (a)	31,560	11,629,860
Zscaler, Inc. (a)	26,000	8,354,580
		79,237,047
Total Common Stocks (Cost $264,820,102)		366,188,769
Collateral for Securities Loaned (2.6%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (c)	223,160	223,160
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (c)	4,382,883	4,382,883
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (c)	111,368	111,368
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (c)	888,011	888,011
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (c)	3,992,671	3,992,671
Total Collateral for Securities Loaned (Cost $9,598,093)		9,598,093
Total Investments (Cost $274,418,195) — 101.3%		375,786,862
Liabilities in excess of other assets — (1.3)%		(4,997,211)
NET ASSETS — 100.00%		$370,789,651

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2021.

PLC — Public Limited Company

See notes to financial statements.

45

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (99.8%)
Communication Services (12.9%):
Alphabet, Inc., Class C (a)	9,331	$27,000,088
Meta Platforms, Inc., Class A (a)	21,400	7,197,890
Netflix, Inc. (a)	11,210	6,753,353
Twitter, Inc. (a)	77,770	3,361,219
		44,312,550
Consumer Discretionary (19.5%):
Amazon.com, Inc. (a)	4,920	16,404,953
Aptiv PLC (a)	19,440	3,206,628
Caesars Entertainment, Inc. (a)	63,310	5,921,384
Chipotle Mexican Grill, Inc. (a)	1,680	2,937,060
Lululemon Athletica, Inc. (a)	16,370	6,408,036
O'Reilly Automotive, Inc. (a)	6,510	4,597,557
Target Corp.	18,460	4,272,383
Tesla, Inc. (a)	13,080	13,822,682
The Home Depot, Inc.	23,125	9,597,106
		67,167,789
Consumer Staples (1.3%):
Constellation Brands, Inc., Class A	17,350	4,354,330
Energy (1.1%):
Diamondback Energy, Inc.	34,760	3,748,866
Financials (1.4%):
LPL Financial Holdings, Inc.	29,570	4,733,861
Health Care (9.7%):
Align Technology, Inc. (a)	5,300	3,483,054
Avantor, Inc. (a)	81,430	3,431,460
Charles River Laboratories International, Inc. (a)	10,030	3,779,103
DexCom, Inc. (a)	5,090	2,733,076
Horizon Therapeutics PLC (a)	30,970	3,337,327
Jazz Pharmaceuticals PLC (a)	28,020	3,569,748
Tenet Healthcare Corp. (a)	27,170	2,219,517
West Pharmaceutical Services, Inc.	9,970	4,676,030
Zoetis, Inc.	25,810	6,298,414
		33,527,729
Industrials (4.9%):
Carrier Global Corp.	64,720	3,510,413
Generac Holdings, Inc. (a)	12,270	4,318,058
IDEX Corp.	22,120	5,227,399
IHS Markit Ltd.	29,330	3,898,544
		16,954,414
IT Services (6.5%):
Gartner, Inc. (a)	11,030	3,687,550
PayPal Holdings, Inc. (a)	17,990	3,392,554
Twilio, Inc., Class A (a)	20,140	5,303,668
Visa, Inc., Class A (b)	46,497	10,076,365
		22,460,137

See notes to financial statements.

46

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Real Estate (1.2%):
Extra Space Storage, Inc.	7,890	$1,788,900
SBA Communications Corp.	6,420	2,497,508
		4,286,408
Semiconductors & Semiconductor Equipment (10.6%):
Advanced Micro Devices, Inc. (a)	45,750	6,583,425
Lam Research Corp.	10,770	7,745,246
Marvell Technology, Inc.	57,860	5,062,171
NVIDIA Corp.	44,770	13,167,305
Teradyne, Inc.	23,860	3,901,826
		36,459,973
Software (21.3%):
AppLovin Corp., Class A (a) (b)	38,720	3,649,747
Fair Isaac Corp. (a)	8,740	3,790,276
Microsoft Corp.	122,210	41,101,667
Palo Alto Networks, Inc. (a)	8,220	4,576,567
RingCentral, Inc., Class A (a)	20,450	3,831,308
ServiceNow, Inc. (a)	11,240	7,295,996
Synopsys, Inc. (a)	14,230	5,243,755
Workday, Inc., Class A (a)	14,630	3,996,623
		73,485,939
Technology Hardware, Storage & Peripherals (9.4%):
Apple, Inc.	182,948	32,486,076
Total Common Stocks (Cost $179,413,657)		343,978,072
Collateral for Securities Loaned (3.1%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (c)	245,729	245,729
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (c)	4,826,150	4,826,150
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (c)	122,631	122,631
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (c)	977,821	977,821
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (c)	4,396,473	4,396,473
Total Collateral for Securities Loaned (Cost $10,568,804)		10,568,804
Total Investments (Cost $189,982,461) — 102.9%		354,546,876
Liabilities in excess of other assets — (2.9)%		(9,836,829)
NET ASSETS — 100.00%		$344,710,047

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2021.

PLC — Public Limited Company

See notes to financial statements.

47

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (99.3%)
Biotechnology (20.2%):
Alpha Teknova, Inc. (a)	55,440	$1,135,411
Apellis Pharmaceuticals, Inc. (a)	106,693	5,044,445
Ardelyx, Inc. (a) (b)	210,650	231,715
Beam Therapeutics, Inc. (a) (b)	28,450	2,267,181
Better Therapeutics, Inc.	276,000	1,283,400
Bicycle Therapeutics PLC, ADR (a)	40,879	2,488,305
Blueprint Medicines Corp. (a)	12,370	1,324,951
Bridgebio Pharma, Inc. (a)	61,390	1,023,985
Cabaletta Bio, Inc. (a)	158,460	600,563
Caribou Biosciences, Inc. (a)	57,980	874,918
Celcuity, Inc. (a) (b)	58,960	777,682
Codiak Biosciences, Inc. (a) (b)	87,660	976,532
Crinetics Pharmaceuticals, Inc. (a) (b)	76,348	2,169,047
Cullinan Oncology, Inc. (a) (b)	21,510	331,899
DermTech, Inc. (a) (b)	89,403	1,412,567
Editas Medicine, Inc. (a) (b)	53,430	1,418,567
Equillium, Inc. (a)	218,171	818,141
Fate Therapeutics, Inc. (a)	46,380	2,713,694
Fusion Pharmaceuticals, Inc. (a)	131,630	548,897
Generation Bio Co. (a) (b)	52,160	369,293
Ginkgo Bioworks Holdings, Inc. (a) (b)	174,460	1,449,763
Gracell Biotechnologies, Inc., ADR (a) (b)	36,220	218,769
IGM Biosciences, Inc. (a) (b)	13,910	407,980
Ikena Oncology, Inc. (a)	76,880	964,075
Inhibrx, Inc. (a)	48,750	2,128,913
Intellia Therapeutics, Inc. (a) (b)	30,390	3,593,314
Iovance Biotherapeutics, Inc. (a)	182,870	3,490,988
Karuna Therapeutics, Inc. (a)	11,420	1,496,020
Kezar Life Sciences, Inc. (a) (b)	239,696	4,007,717
Kinnate Biopharma, Inc. (a) (b)	82,950	1,469,874
Lyell Immunopharma, Inc. (a) (b)	137,830	1,066,804
Marker Therapeutics, Inc. (a)	445,930	423,723
Merus NV (a)	28,700	912,660
Nuvalent, Inc., Class A (a) (b)	48,450	922,488
Omega Therapeutics, Inc. (a) (b)	78,820	893,031
Opthea Ltd., ADR (a)	94,040	705,300
ORIC Pharmaceuticals, Inc. (a)	135,290	1,988,763
Rain Therapeutics, Inc. (a) (b)	72,400	932,512
Regulus Therapeutics, Inc. (a) (b)	1,768,489	557,074
Replimune Group, Inc. (a)	41,850	1,134,135
Rubius Therapeutics, Inc. (a) (b)	76,130	736,938
Sarepta Therapeutics, Inc. (a)	29,850	2,687,993
Scholar Rock Holding Corp. (a)	69,260	1,720,418
Shattuck Labs, Inc. (a)	135,930	1,156,764
SpringWorks Therapeutics, Inc. (a)	35,420	2,195,332
Stoke Therapeutics, Inc. (a)	29,330	703,627
Surface Oncology, Inc. (a) (b)	218,630	1,045,051

See notes to financial statements.

48

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Sutro Biopharma, Inc. (a)	98,910	$1,471,781
Twist Bioscience Corp. (a)	13,000	1,006,070
		69,299,070
Communication Services (8.2%):
Chicken Soup For The Soul Entertainment, Inc. (a) (b)	60,680	839,811
IAC/InterActiveCorp (a)	14,330	1,873,074
Match Group, Inc. (a)	37,376	4,942,976
Meta Platforms, Inc., Class A (a)	17,980	6,047,573
Roku, Inc. (a)	10,430	2,380,126
Snap, Inc., Class A (a)	66,670	3,135,490
Take-Two Interactive Software, Inc. (a)	21,060	3,742,783
Twitter, Inc. (a)	110,080	4,757,658
Vimeo, Inc. (a) (b)	24,877	446,791
		28,166,282
Consumer Discretionary (4.9%):
Amazon.com, Inc. (a)	3,180	10,603,201
Arco Platform Ltd., Class A (a) (b)	46,560	972,638
Booking Holdings, Inc. (a)	1,600	3,838,768
Farfetch Ltd., Class A (a) (b)	40,790	1,363,610
		16,778,217
Electronic Equipment, Instruments & Components (1.2%):
908 Devices, Inc. (a) (b)	77,840	2,013,721
Dolby Laboratories, Inc., Class A	21,780	2,073,891
		4,087,612
Financials (1.5%):
DA32 Life Science Tech Acquisition Corp., Class A (a) (c)	239,885	2,353,272
Omega Alpha SPAC, Class A (a)	96,340	941,242
Panacea Acquisition Corp. II (a) (c)	192,150	1,863,855
		5,158,369
Health Care Equipment & Supplies (1.3%):
BioLife Solutions, Inc. (a)	43,660	1,627,208
CryoPort, Inc. (a)	50,543	2,990,630
		4,617,838
Health Care Providers & Services (0.6%):
Science 37 Holdings, Inc.	178,320	2,223,650
Health Care Technology (0.7%):
Veeva Systems, Inc., Class A (a)	9,880	2,524,142
IT Services (7.2%):
Backblaze, Inc., Class A (a) (b)	84,110	1,420,618
GoDaddy, Inc., Class A (a)	40,630	3,447,862
PayPal Holdings, Inc. (a)	14,300	2,696,694
Twilio, Inc., Class A (a)	25,200	6,636,168
Visa, Inc., Class A	19,320	4,186,837
Wix.com Ltd. (a)	41,160	6,494,636
		24,882,815

See notes to financial statements.

49

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Life Sciences Tools & Services (2.7%):
10X Genomics, Inc., Class A (a) (b)	18,650	$2,778,104
Absci Corp. (a) (b)	62,880	515,616
Berkeley Lights, Inc. (a) (b)	56,140	1,020,625
Codexis, Inc. (a)	53,310	1,667,004
Quanterix Corp. (a)	43,490	1,843,976
Singular Genomics Systems, Inc. (a)	118,110	1,365,352
		9,190,677
Materials (0.3%):
Kronos Bio, Inc. (a) (b)	77,430	1,052,274
Pharmaceuticals (1.0%):
Compass Pathways PLC, ADR (a) (b)	43,050	951,405
Marinus Pharmaceuticals, Inc. (a)	63,624	755,853
Nuvation Bio, Inc. (a)	122,990	1,045,415
PMV Pharmaceuticals, Inc. (a) (b)	35,610	822,591
		3,575,264
Semiconductors & Semiconductor Equipment (26.8%):
Ambarella, Inc. (a)	39,130	7,939,086
Applied Materials, Inc.	37,670	5,927,751
Ichor Holdings Ltd. (a)	54,760	2,520,603
Impinj, Inc. (a) (b)	88,310	7,833,097
Lam Research Corp.	16,280	11,707,762
Lattice Semiconductor Corp. (a)	76,480	5,893,549
MACOM Technology Solutions Holdings, Inc. (a)	131,430	10,290,969
Marvell Technology, Inc.	92,910	8,128,696
MKS Instruments, Inc.	35,940	6,259,670
Monolithic Power Systems, Inc.	9,710	4,790,234
NVIDIA Corp.	38,700	11,382,057
SiTime Corp. (a)	17,370	5,081,420
STMicroelectronics NV, NYS	3,710	181,345
Teradyne, Inc.	25,090	4,102,967
		92,039,206
Software (22.7%):
AppLovin Corp., Class A (a) (b)	47,990	4,523,537
Avaya Holdings Corp. (a)	160,940	3,186,612
Coupa Software, Inc. (a)	11,170	1,765,419
DocuSign, Inc. (a)	23,930	3,644,778
Domo, Inc., Class B (a) (b)	59,220	2,937,312
Dropbox, Inc., Class A (a)	135,370	3,321,980
Fair Isaac Corp. (a)	6,910	2,996,660
ironSource Ltd., Class A (a)	182,760	1,414,562
Microsoft Corp.	72,040	24,228,493
Paycom Software, Inc. (a)	12,640	5,248,002
RingCentral, Inc., Class A (a)	59,570	11,160,439
ServiceNow, Inc. (a)	11,560	7,503,712
Varonis Systems, Inc. (a)	122,400	5,970,672
		77,902,178
Total Common Stocks (Cost $205,522,092)		341,497,594

See notes to financial statements.

50

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Warrants (0.1%)
Health Care (0.1%):
Nuvation Bio, Inc.	47,260	$89,321
Regulus Therapeutics, Inc. (c) (d) (e) (f)	1,326,367	—
		89,321
Total Warrants (Cost $165,796)		89,321
Collateral for Securities Loaned (8.1%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (g)	651,241	651,241
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (g)	12,790,461	12,790,461
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (g)	325,002	325,002
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (g)	2,591,461	2,591,461
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (g)	11,651,714	11,651,714
Total Collateral for Securities Loaned (Cost $28,009,879)		28,009,879
Total Investments (Cost $233,697,767) — 107.5%		369,596,794
Liabilities in excess of other assets — (7.5)%		(25,769,959)
NET ASSETS — 100.00%		$343,826,835

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2021, illiquid securities were 1.2% of net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of net assets as of December 31, 2021. (See Note 2 in the Notes to Financial Statements)

(e)  Restricted security that is not registered under the Securities Act of 1933.

(f)  The following table details the acquisition date and cost of the Fund's restricted securities at December 31, 2021:

Security Name	Acquisition Date	Cost
Regulus Therapeutics, Inc.	12/3/20	$165,796

(g)  Rate disclosed is the daily yield on December 31, 2021.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Limited Company

See notes to financial statements.

51

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (98.3%)
Communication Services (2.7%):
ZipRecruiter, Inc. (a)	73,140	$1,824,112
Consumer Discretionary (6.5%):
Acushnet Holdings Corp. (b)	47,660	2,529,793
Warby Parker, Inc., Class A (a) (b)	41,640	1,938,758
		4,468,551
Consumer Staples (3.3%):
e.l.f. Beauty, Inc. (a)	68,170	2,263,926
Energy (1.8%):
Renewable Energy Group, Inc. (a)	29,320	1,244,341
Financials (18.2%):
Customers Bancorp, Inc. (b)	21,320	1,393,688
Green Dot Corp., Class A (a)	58,260	2,111,342
Open Lending Corp., Class A (a)	52,240	1,174,355
PRA Group, Inc. (a)	25,490	1,279,853
PROG Holdings, Inc. (a)	97,450	4,395,970
Trupanion, Inc. (a) (b)	16,200	2,138,886
		12,494,094
Health Care (15.1%):
Apellis Pharmaceuticals, Inc. (a)	16,530	781,539
Bicycle Therapeutics PLC, ADR (a)	14,130	860,093
Blueprint Medicines Corp. (a)	7,120	762,623
Codexis, Inc. (a)	19,380	606,013
CryoPort, Inc. (a)	35,320	2,089,884
DermTech, Inc. (a) (b)	31,210	493,118
Editas Medicine, Inc. (a) (b)	18,500	491,175
Inspire Medical Systems, Inc. (a)	2,810	646,469
Quanterix Corp. (a)	21,320	903,968
Scholar Rock Holding Corp. (a) (b)	20,750	515,430
SpringWorks Therapeutics, Inc. (a)	21,840	1,353,643
Twist Bioscience Corp. (a)	10,670	825,751
		10,329,706
Industrials (13.3%):
Chart Industries, Inc. (a)	15,120	2,411,489
Evoqua Water Technologies Corp. (a)	92,650	4,331,387
John Bean Technologies Corp.	15,450	2,372,502
		9,115,378
IT Services (14.5%):
Flywire Corp. (a) (b)	23,900	909,634
Paya Holdings, Inc. (a)	266,620	1,690,371
Paymentus Holdings, Inc., Class A (a) (b)	80,510	2,816,240
Payoneer Global, Inc. (a) (b)	278,880	2,049,768
Shift4 Payments, Inc., Class A (a) (b)	42,490	2,461,445
		9,927,458

See notes to financial statements.

52

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Semiconductors & Semiconductor Equipment (7.7%):
MACOM Technology Solutions Holdings, Inc. (a)	44,260	$3,465,558
SiTime Corp. (a)	6,040	1,766,942
		5,232,500
Software (15.2%):
ACI Worldwide, Inc. (a)	68,890	2,390,483
Avaya Holdings Corp. (a)	181,120	3,586,176
Jamf Holding Corp. (a) (b)	35,040	1,331,870
Q2 Holdings, Inc. (a)	26,190	2,080,534
Varonis Systems, Inc. (a)	20,860	1,017,551
		10,406,614
Total Common Stocks (Cost $66,650,905)		67,306,680
Collateral for Securities Loaned (13.0%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (c)	207,413	207,413
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (c)	4,073,611	4,073,611
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (c)	103,509	103,509
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (c)	825,350	825,350
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (c)	3,710,934	3,710,934
Total Collateral for Securities Loaned (Cost $8,920,817)		8,920,817
Total Investments (Cost $75,571,722) — 111.3%		76,227,497
Liabilities in excess of other assets — (11.3)%		(7,710,694)
NET ASSETS — 100.00%		$68,516,803

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2021.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

53

Victory Portfolios	Statements of Assets and Liabilities December 31, 2021
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
Assets:
Affiliated investments, at value (Cost $14,171,057, $- and $-)	$5,918,325	(a)	$—		$—
Unaffiliated investments, at value (Cost $1,954,856,138, $152,830,065 and $274,418,195)	2,405,758,724	(b)	199,744,821	(c)	375,786,862	(d)
Cash	—		—		4,947,383
Receivables:
Interest and dividends	42,363		18,644		27,180
Capital shares issued	1,164,696		3,267		96,165
Investments sold	12,209,895		1,943,301		—
From Adviser	9,596		24,093		55,973
Prepaid expenses	42,898		23,326		34,734
Total Assets	2,425,146,497		201,757,452		380,948,297
Liabilities:
Payables:
Collateral received on loaned securities	163,622,986		1,538,175		9,598,093
To custodian	978,632		964,445		—
Capital shares redeemed	10,415,907		309,939		102,776
Accrued expenses and other payables:
Investment advisory fees	1,857,815		170,278		285,297
Administration fees	126,577		10,629		22,282
Custodian fees	18,624		1,780		3,532
Transfer agent fees	387,662		40,950		91,190
Compliance fees	1,398		119		247
Trustees' fees	509		—		—
12b-1 fees	75,071		16,973		14,898
Other accrued expenses	129,433		21,215		40,331
Total Liabilities	177,614,614		3,074,503		10,158,646
Net Assets:
Capital	1,798,505,170		122,482,964		274,765,453
Total accumulated earnings/(loss)	449,026,713		76,199,985		96,024,198
Net Assets	$2,247,531,883		$198,682,949		$370,789,651
Net Assets
Class A	$634,203,794		$117,016,589		$88,064,474
Class C	11,387,397		9,835,190		12,054,255
Class R	5,059,884		408,346		610,316
Class R6	611,157,211		1,230,709		19,731,266
Class Y	985,723,597		70,192,115		249,372,674
Member Class	—		—		956,666
Total	$2,247,531,883		$198,682,949		$370,789,651
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	8,601,829		3,738,996		3,556,075
Class C	200,268		474,147		623,338
Class R	79,460		18,844		28,739
Class R6	7,699,978		35,452		745,576
Class Y	12,477,999		2,038,754		9,435,324
Member Class	—		—		38,518
Total	29,059,534		6,306,193		14,427,570
Net asset value, offering (except Class A) and redemption price per share:
Class A	$73.73		$31.30		$24.76
Class C (e)	56.86		20.74		19.34
Class R	63.68		21.67		21.24
Class R6	79.37		34.71		26.46
Class Y	79.00		34.43		26.43
Member Class	—		—		24.84
Maximum Sales Charge — Class A	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$78.23		$33.21		$26.27

(a)  Includes $7,875 of securities on loan.

(b)  Includes $155,157,622 of securities on loan.

(c)  Includes $1,483,139 of securities on loan.

(d)  Includes $9,391,631 of securities on loan.

(e)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

54

Victory Portfolios	Statements of Assets and Liabilities December 31, 2021
	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
Assets:
Investments, at value (Cost $189,982,461, $233,697,767 and $75,571,722)	$354,546,876	(a)	$369,596,794	(b)	$76,227,497	(c)
Cash	978,118		1,937,403		1,319,131
Receivables:
Interest and dividends	26,310		51,242		920
Capital shares issued	7,780		785,515		12,595
From Adviser	38,744		—		—
Prepaid expenses	21,304		32,268		23,595
Total Assets	355,619,132		372,403,222		77,583,738
Liabilities:
Payables:
Collateral received on loaned securities	10,568,804		28,009,879		8,920,817
Capital shares redeemed	5,202		86,469		49,556
Accrued expenses and other payables:
Investment advisory fees	217,655		325,135		56,661
Administration fees	17,899		19,048		3,710
Custodian fees	2,667		4,137		770
Transfer agent fees	40,629		63,092		11,687
Compliance fees	200		205		41
12b-1 fees	34,244		32,298		7,298
Other accrued expenses	21,785		36,124		16,395
Total Liabilities	10,909,085		28,576,387		9,066,935
Net Assets:
Capital	177,381,800		206,685,054		64,518,357
Total accumulated earnings/(loss)	167,328,247		137,141,781		3,998,446
Net Assets	$344,710,047		$343,826,835		$68,516,803
Net Assets
Class A	$308,662,914		$250,490,244		$60,699,049
Class C	1,732,764		11,167,985		379,848
Class R	542,484		1,088,907		2,948,882
Class Y	33,771,885		81,079,699		3,095,289
Member Class	—		—		1,393,735
Total	$344,710,047		$343,826,835		$68,516,803
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	11,806,039		8,838,728		4,556,843
Class C	86,911		573,234		28,151
Class R	23,888		48,513		350,470
Class Y	1,219,107		2,574,934		221,332
Member Class	—		—		104,440
Total	13,135,945		12,035,409		5,261,236
Net asset value, offering (except Class A) and redemption price per share:
Class A	$26.14		$28.34		$13.32
Class C (d)	19.94		19.48		13.49
Class R	22.71		22.45		8.41
Class Y	27.70		31.49		13.98
Member Class	—		—		13.34
Maximum Sales Charge — Class A	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$27.73		$30.07		$14.13

(a)  Includes $10,309,097 of securities on loan.

(b)  Includes $26,753,421 of securities on loan.

(c)  Includes $8,525,312 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

55

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2021
	Victory RS Small Cap Growth Fund	Victory RS Select Growth Fund	Victory RS Mid Cap Growth Fund
Investment Income:
Dividends from unaffiliated investments	$2,947,673	$418,940	$1,085,064
Interest from unaffiliated investments	11,682	560	1,026
Securities lending (net of fees)	649,861	9,521	16,542
Foreign tax withholding	—	—	(7,542)
Total Income	3,609,216	429,021	1,095,090
Expenses:
Investment advisory fees	26,368,972	2,295,937	4,273,520
Administration fees	1,534,205	126,802	278,270
Sub-Administration fees	17,000	17,000	17,000
12b-1 fees — Class A	1,910,737	309,007	233,517
12b-1 fees — Class C	156,998	158,213	153,649
12b-1 fees — Class R	37,077	2,204	3,072
Custodian fees	150,132	11,104	22,918
Transfer agent fees — Class A	1,034,432	146,199	120,878
Transfer agent fees — Class C	17,779	21,290	12,659
Transfer agent fees — Class R	14,068	1,716	1,427
Transfer agent fees — Class R6	26,420	226	824
Transfer agent fees — Class Y	1,353,201	85,761	502,900
Transfer agent fees — Member Class	—	—	1,167
Trustees' fees	184,831	16,482	35,754
Compliance fees	20,543	1,689	3,803
Legal and audit fees	131,570	17,659	36,592
State registration and filing fees	100,718	43,324	73,545
Interfund lending fees	33	108	187
Other expenses	228,390	30,505	82,013
Recoupment of prior expenses waived/reimbursed by Adviser	9,703	—	7,081
Total Expenses	33,296,809	3,285,226	5,860,776
Expenses waived/reimbursed by Adviser	(315,198)	(180,839)	(678,326)
Net Expenses	32,981,611	3,104,387	5,182,450
Net Investment Income (Loss)	(29,372,395)	(2,675,366)	(4,087,360)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities	337,743,674	49,019,375	141,961,315
Net realized gains (losses) from affiliated investment securities	(555,630)	—	—
Net change in unrealized appreciation/depreciation on unaffiliated investment securities	(612,984,393)	(30,101,172)	(112,254,382)
Net change in unrealized appreciation/depreciation on affiliated investment securities	(3,719,968)	—	—
Net realized/unrealized gains (losses) on investments	(279,516,317)	18,918,203	29,706,933
Change in net assets resulting from operations	$(308,888,712)	$16,242,837	$25,619,573

See notes to financial statements.

56

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2021
	Victory RS Growth Fund	Victory RS Science and Technology Fund	Victory RS Small Cap Equity Fund
Investment Income:
Dividends	$1,267,532	$486,157	$8,805
Interest	229	3,053	381
Securities lending (net of fees)	6,474	310,481	42,621
Total Income	1,274,235	799,691	51,807
Expenses:
Investment advisory fees	2,450,574	4,233,027	594,969
Administration fees	180,186	233,984	43,842
Sub-Administration fees	16,792	17,000	13,708
12b-1 fees — Class A	730,512	765,036	176,004
12b-1 fees — Class C	23,098	134,879	4,928
12b-1 fees — Class R	2,391	6,243	15,956
Custodian fees	15,209	27,915	4,814
Transfer agent fees — Class A	230,559	350,323	64,600
Transfer agent fees — Class C	2,387	15,069	819
Transfer agent fees — Class R	906	2,547	5,505
Transfer agent fees — Class Y	22,129	122,108	4,021
Transfer agent fees — Member Class	—	—	3,570
Trustees' fees	21,821	28,973	6,821
Compliance fees	2,361	3,118	585
Legal and audit fees	22,758	26,506	11,882
State registration and filing fees	22,052	29,459	65,973
Interfund lending fees	21	28	—
Other expenses	28,150	54,741	22,267
Recoupment of prior expenses waived/reimbursed by Adviser	112	31,219	2,683
Total Expenses	3,772,018	6,082,175	1,042,947
Expenses waived/reimbursed by Adviser	(240,370)	—	(42,087)
Net Expenses	3,531,648	6,082,175	1,000,860
Net Investment Income (Loss)	(2,257,413)	(5,282,484)	(949,053)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	34,175,683	62,995,967	12,976,234
Net change in unrealized appreciation/depreciation on investment securities	27,407,434	(94,329,136)	(17,969,992)
Net realized/unrealized gains (losses) on investments	61,583,117	(31,333,169)	(4,993,758)
Change in net assets resulting from operations	$59,325,704	$(36,615,653)	$(5,942,811)

See notes to financial statements.

57

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$(29,372,395)	$(23,079,075)	$(2,675,366)	$(2,301,900)	$(4,087,360)	$(3,021,997)
Net realized gains (losses) from investments	337,188,044	162,042,534	49,019,375	43,552,171	141,961,315	51,251,043
Net change in unrealized appreciation/ depreciation on investments	(616,704,361)	661,220,255	(30,101,172)	17,335,883	(112,254,382)	117,050,286
Change in net assets resulting from operations	(308,888,712)	800,183,714	16,242,837	58,586,154	25,619,573	165,279,332
Distributions to Shareholders:
Class A	(93,199,400)	(68,841,797)	(26,927,629)	(17,578,995)	(26,057,513)	(3,686,081)
Class C	(2,137,568)	(2,041,419)	(3,086,031)	(4,596,824)	(4,637,294)	(808,992)
Class R	(815,659)	(815,880)	(117,749)	(91,912)	(194,304)	(25,936)
Class R6	(88,002,280)	(54,388,578)	(257,285)	(97,926)	(6,204,984)	(1,071,652)
Class Y	(137,845,800)	(112,328,839)	(15,262,714)	(13,684,054)	(88,979,683)	(18,217,120)
Member Class (a)	—	—	—	—	(223,742)	(3,963)
Change in net assets resulting from distributions to shareholders	(322,000,707)	(238,416,513)	(45,651,408)	(36,049,711)	(126,297,520)	(23,813,744)
Change in net assets resulting from capital transactions	(58,863,607)	88,379,490	(5,812,343)	(8,797,091)	(133,837,034)	(56,148,955)
Change in net assets	(689,753,026)	650,146,691	(35,220,914)	13,739,352	(234,514,981)	85,316,633
Net Assets:
Beginning of period	2,937,284,909	2,287,138,218	233,903,863	220,164,511	605,304,632	519,987,999
End of period	$2,247,531,883	$2,937,284,909	$198,682,949	$233,903,863	$370,789,651	$605,304,632

(a)  Victory RS Mid Cap Growth Fund Member Class commenced operations on November 3, 2020.

  (continues on next page)
See notes to financial statements.

58

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$89,844,368	$77,354,531	$17,921,964	$9,681,283	$6,325,210	$5,412,915
Distributions reinvested	89,403,944	66,397,165	25,918,091	16,848,625	24,440,661	3,428,512
Cost of shares redeemed	(186,733,595)	(169,500,751)	(22,842,642)	(20,693,842)	(13,937,984)	(20,027,246)
Total Class A	$(7,485,283)	$(25,749,055)	$20,997,413	$5,836,066	$16,827,887	$(11,185,819)
Class C
Proceeds from shares issued	$2,244,719	$3,029,369	$306,365	$376,083	$259,376	$424,825
Distributions reinvested	2,073,757	1,949,346	3,077,902	4,562,487	4,489,037	777,691
Cost of shares redeemed	(9,438,427)	(6,820,282)	(15,624,585)	(9,757,197)	(6,018,465)	(7,717,057)
Total Class C	$(5,119,951)	$(1,841,567)	$(12,240,318)	$(4,818,627)	$(1,270,052)	$(6,514,541)
Class R
Proceeds from shares issued	$2,591,119	$2,753,580	$57,546	$176,233	$38,547	$172,986
Distributions reinvested	815,659	815,880	102,008	71,719	194,304	25,936
Cost of shares redeemed	(5,227,473)	(4,331,623)	(172,852)	(403,650)	(49,826)	(691,488)
Total Class R	$(1,820,695)	$(762,163)	$(13,298)	$(155,698)	$183,025	$(492,566)
Class R6
Proceeds from shares issued	$253,929,075	$212,153,078	$694,851	$313,429	$6,226,411	$8,791,051
Distributions reinvested	58,606,415	38,383,633	203,176	77,795	2,271,808	341,886
Cost of shares redeemed	(210,549,047)	(146,162,351)	(204,355)	(20,684)	(11,402,846)	(8,265,488)
Total Class R6	$101,986,443	$104,374,360	$693,672	$370,540	$(2,904,627)	$867,449
Class Y
Proceeds from shares issued	$289,808,108	$320,717,460	$8,159,436	$19,406,953	$46,902,971	$81,010,960
Distributions reinvested	125,873,133	101,937,080	14,112,648	12,776,316	86,573,237	17,755,174
Cost of shares redeemed	(562,105,362)	(410,296,625)	(37,521,896)	(42,212,641)	(281,200,740)	(137,693,578)
Total Class Y	$(146,424,121)	$12,357,915	$(15,249,812)	$(10,029,372)	$(147,724,532)	$(38,927,444)
Member Class (a)
Proceeds from shares issued	$—	$—	$—	$—	$1,578,737	$100,003
Distributions reinvested	—	—	—	—	223,742	3,963
Cost of shares redeemed	—	—	—	—	(751,214)	—
Total Member Class	$—	$—	$—	$—	$1,051,265	$103,966
Change in net assets resulting from capital transactions	$(58,863,607)	$88,379,490	$(5,812,343)	$(8,797,091)	$(133,837,034)	$(56,148,955)

(a)  Victory RS Mid Cap Growth Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

59

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Share Transactions:
Class A
Issued	936,234	954,550	466,310	266,397	197,364	195,313
Reinvested	1,268,501	691,709	872,076	454,141	980,063	106,113
Redeemed	(2,017,589)	(2,137,356)	(610,699)	(587,787)	(442,275)	(723,305)
Total Class A	187,146	(491,097)	727,687	132,751	735,152	(421,879)
Class C
Issued	29,248	48,086	10,395	14,337	11,496	19,661
Reinvested	38,142	25,020	156,239	164,533	226,635	28,311
Redeemed	(124,132)	(104,879)	(527,470)	(351,862)	(232,518)	(348,027)
Total Class C	(56,742)	(31,773)	(360,836)	(172,992)	5,613	(300,055)
Class R
Issued	30,001	35,926	2,155	6,241	1,297	8,775
Reinvested	13,371	9,567	4,957	2,516	9,044	889
Redeemed	(62,252)	(62,256)	(5,456)	(13,699)	(1,602)	(29,410)
Total Class R	(18,880)	(16,763)	1,656	(4,942)	8,739	(19,746)
Class R6
Issued	2,569,766	2,557,025	16,988	7,416	187,579	336,247
Reinvested	772,458	376,827	6,164	1,942	85,017	10,112
Redeemed	(2,189,573)	(1,820,549)	(4,924)	(532)	(333,844)	(302,470)
Total Class R6	1,152,651	1,113,303	18,228	8,826	(61,248)	43,889
Class Y
Issued	2,889,358	3,896,904	196,234	488,847	1,505,331	3,062,234
Reinvested	1,666,973	1,003,911	431,711	320,691	3,196,451	525,612
Redeemed	(5,767,523)	(5,171,416)	(876,979)	(1,170,335)	(8,783,601)	(4,935,082)
Total Class Y	(1,211,192)	(270,601)	(249,034)	(360,797)	(4,081,819)	(1,347,236)
Member Class (a)
Issued	—	—	—	—	48,341	3,179
Reinvested	—	—	—	—	9,137	123
Redeemed	—	—	—	—	(22,262)	—
Total Member Class	—	—	—	—	35,216	3,302
Change in Shares	52,983	303,069	137,701	(397,154)	(3,358,347)	(2,041,725)

(a)  Victory RS Mid Cap Growth Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

60

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$(2,257,413)	$(937,740)	$(5,282,484)	$(3,936,287)	$(949,053)	$(782,920)
Net realized gains (losses) from investments	34,175,683	24,256,089	62,995,967	28,360,305	12,976,234	16,158,866
Net change in unrealized appreciation/ depreciation on investments	27,407,434	59,111,905	(94,329,136)	150,652,970	(17,969,992)	7,993,132
Change in net assets resulting from operations	59,325,704	82,430,254	(36,615,653)	175,076,988	(5,942,811)	23,369,078
Distributions to Shareholders:
Class A	(25,870,624)	(23,219,855)	(34,393,562)	(18,144,054)	(11,807,040)	(14,114,946)
Class C	(185,893)	(395,459)	(2,079,381)	(1,381,276)	(74,046)	(349,747)
Class R	(49,973)	(39,454)	(176,750)	(84,683)	(801,530)	(788,226)
Class Y	(2,769,379)	(2,406,716)	(10,284,801)	(5,656,725)	(754,635)	(770,522)
Member Class (a)	—	—	—	—	(248,472)	(19,278)
Change in net assets resulting from distributions to shareholders	(28,875,869)	(26,061,484)	(46,934,494)	(25,266,738)	(13,685,723)	(16,042,719)
Change in net assets resulting from capital transactions	5,846,536	(7,609,479)	(22,173,579)	7,415,321	3,027,200	7,918,374
Change in net assets	36,296,371	48,759,291	(105,723,726)	157,225,571	(16,601,334)	15,244,733
Net Assets:
Beginning of period	308,413,676	259,654,385	449,550,561	292,324,990	85,118,137	69,873,404
End of period	$344,710,047	$308,413,676	$343,826,835	$449,550,561	$68,516,803	$85,118,137

(a)  Victory RS Small Cap Equity Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

61

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$8,581,742	$6,628,865	$39,004,944	$50,371,770	$6,230,569	$3,788,883
Distributions reinvested	25,028,143	22,517,933	32,658,932	17,377,233	11,648,399	13,882,892
Cost of shares redeemed	(26,382,488)	(28,523,565)	(80,772,344)	(52,685,540)	(16,789,674)	(11,228,707)
Total Class A	$7,227,397	$623,233	$(9,108,468)	$15,063,463	$1,089,294	$6,443,068
Class C
Proceeds from shares issued	$35,326	$364,542	$1,707,463	$2,622,340	$287,897	$86,888
Distributions reinvested	185,474	391,789	2,077,315	1,369,319	74,046	349,747
Cost of shares redeemed	(2,443,080)	(1,944,758)	(7,751,009)	(5,505,843)	(383,060)	(175,402)
Total Class C	$(2,222,280)	$(1,188,427)	$(3,966,231)	$(1,514,184)	$(21,117)	$261,233
Class R
Proceeds from shares issued	$44,677	$42,253	$339,728	$481,852	$135,914	$296,464
Distributions reinvested	49,973	39,454	176,750	84,683	801,530	788,226
Cost of shares redeemed	(6,705)	(162,227)	(401,462)	(378,781)	(247,781)	(812,095)
Total Class R	$87,945	$(80,520)	$115,016	$187,754	$689,663	$272,595
Class Y
Proceeds from shares issued	$4,167,842	$2,195,308	$23,988,683	$29,550,096	$1,018,845	$537,133
Distributions reinvested	2,657,237	2,295,343	9,629,680	5,344,192	752,967	768,918
Cost of shares redeemed	(6,071,605)	(11,454,416)	(42,832,259)	(41,216,000)	(2,043,606)	(589,970)
Total Class Y	$753,474	$(6,963,765)	$(9,213,896)	$(6,321,712)	$(271,794)	$716,081
Member Class (a)
Proceeds from shares issued	$—	$—	$—	$—	$3,375,015	$241,917
Distributions reinvested	—	—	—	—	248,472	19,278
Cost of shares redeemed	—	—	—	—	(2,082,333)	(35,798)
Total Member Class	$—	$—	$—	$—	$1,541,154	$225,397
Change in net assets resulting from capital transactions	$5,846,536	$(7,609,479)	$(22,173,579)	$7,415,321	$3,027,200	$7,918,374

(a)  Victory RS Small Cap Equity Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

62

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Share Transactions:
Class A
Issued	331,479	304,224	1,081,400	1,824,265	357,336	210,814
Reinvested	986,288	961,073	1,203,351	489,775	919,369	792,855
Redeemed	(1,018,990)	(1,386,023)	(2,265,845)	(2,033,344)	(971,778)	(691,975)
Total Class A	298,777	(120,726)	18,906	280,696	304,927	311,694
Class C (a)
Issued	1,742	21,225	63,027	134,359	14,861	2,323
Reinvested	9,590	21,201	111,205	52,324	5,771	19,561
Redeemed	(122,847)	(115,239)	(287,361)	(293,019)	(20,482)	(3,513)
Total Class C	(111,515)	(72,813)	(113,129)	(106,336)	150	18,371
Class R
Issued	1,987	2,271	11,369	21,258	11,074	25,117
Reinvested	2,268	1,903	8,213	2,892	100,191	63,413
Redeemed	(287)	(9,571)	(13,534)	(16,429)	(20,803)	(61,871)
Total Class R	3,968	(5,397)	6,048	7,721	90,462	26,659
Class Y
Issued	159,034	101,213	604,120	1,024,327	56,893	33,437
Reinvested	98,559	92,966	319,286	137,808	56,614	42,295
Redeemed	(227,354)	(570,117)	(1,098,885)	(1,487,210)	(129,973)	(36,200)
Total Class Y	30,239	(375,938)	(175,479)	(325,075)	(16,466)	39,532
Member Class (b)
Issued	—	—	—	—	188,543	12,775
Reinvested	—	—	—	—	19,580	1,100
Redeemed	—	—	—	—	(115,794)	(1,764)
Total Member Class	—	—	—	—	92,329	12,111
Change in Shares	221,469	(574,874)	(263,654)	(142,994)	471,402	408,367

(a)  As described in Note 9, Victory RS Small Cap Equity Fund Class C share amounts have been adjusted for a 1:12 reverse stock split.

(b)  Victory RS Small Cap Equity Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

63

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(b)
Victory RS Small Cap Growth Fund
Class A
Year Ended December 31:
2021	$97.45	(1.20)	(10.15)	(11.35)	(12.37)	(12.37)	$73.73	(11.06)%
2020	$77.19	(0.97)	30.04	29.07	(8.81)	(8.81)	$97.45	37.84%
2019	$61.11	(0.80)	23.84	23.04	(6.96)	(6.96)	$77.19	37.91%
2018	$80.96	(0.83)	(6.54)	(7.37)	(12.48)	(12.48)	$61.11	(8.97)%
2017	$65.31	(0.75)	24.13	23.38	(7.73)	(7.73)	$80.96	36.86%
Class C
Year Ended December 31:
2021	$79.07	(1.55)	(8.29)	(9.84)	(12.37)	(12.37)	$56.86	(11.73)%
2020	$64.34	(1.30)	24.84	23.54	(8.81)	(8.81)	$79.07	36.78%
2019	$52.19	(1.17)	20.28	19.11	(6.96)	(6.96)	$64.34	36.88%
2018	$71.70	(1.31)	(5.72)	(7.03)	(12.48)	(12.48)	$52.19	(9.66)%
2017	$58.97	(1.18)	21.64	20.46	(7.73)	(7.73)	$71.70	35.84%
Class R
Year Ended December 31:
2021	$86.56	(1.45)	(9.06)	(10.51)	(12.37)	(12.37)	$63.68	(11.51)%
2020	$69.61	(1.20)	26.96	25.76	(8.81)	(8.81)	$86.56	37.20%
2019	$55.87	(1.05)	21.75	20.70	(6.96)	(6.96)	$69.61	37.28%
2018	$75.55	(1.15)	(6.05)	(7.20)	(12.48)	(12.48)	$55.87	(9.39)%
2017	$61.63	(1.04)	22.69	21.65	(7.73)	(7.73)	$75.55	36.24%
Class R6
Year Ended December 31:
2021	$103.42	(0.91)	(10.77)	(11.68)	(12.37)	(12.37)	$79.37	(10.74)%
2020	$81.24	(0.73)	31.72	30.99	(8.81)	(8.81)	$103.42	38.32%
2019	$63.83	(0.58)	24.95	24.37	(6.96)	(6.96)	$81.24	38.38%
2018	$83.67	(0.58)	(6.78)	(7.36)	(12.48)	(12.48)	$63.83	(8.66)%
July 12, 2017 (e) through December 31, 2017	$79.23	(0.41)	12.58	12.17	(7.73)	(7.73)	$83.67	16.23%

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Commencement of operations.

See notes to financial statements.

64

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios to Average Net Assets			Supplemental Data
	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS Small Cap Growth Fund
Class A
Year Ended December 31:
2021	1.40%	(1.27)%	1.42%	$634,204	92%
2020	1.40%	(1.20)%	1.43%	$820,006	72%
2019	1.40%	(1.06)%	1.44%	$687,425	100%
2018	1.40%	(0.94)%	1.45%	$499,350	86%
2017	1.40%	(1.00)%	1.44%	$575,227	107%
Class C
Year Ended December 31:
2021	2.16%	(2.03)%	2.16%	$11,387	92%
2020	2.16%	(1.96)%	2.26%	$20,323	72%
2019	2.16%	(1.82)%	2.27%	$18,581	100%
2018	2.16%	(1.71)%	2.26%	$13,602	86%
2017	2.16%	(1.75)%	2.23%	$13,633	107%
Class R
Year Ended December 31:
2021	1.86%	(1.73)%	1.86%	$5,060	92%
2020	1.86%	(1.66)%	1.97%	$8,513	72%
2019	1.86%	(1.52)%	1.93%	$8,012	100%
2018	1.86%	(1.40)%	1.87%	$7,285	86%
2017	1.86%	(1.46)%	1.94%	$7,698	107%
Class R6
Year Ended December 31:
2021	1.04%	(0.91)%	1.04%	$611,157	92%
2020	1.06%	(0.86)%	1.06%	$677,128	72%
2019	1.06%	(0.72)%	1.06%	$441,471	100%
2018	1.06%	(0.64)%	1.10%	$113,288	86%
July 12, 2017 (e) through December 31, 2017	1.06%	(1.03)%	1.41%	$25,551	107%

(continues on next page)

See notes to financial statements.

65

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)
Victory RS Small Cap Growth Fund
Class Y
Year Ended December 31:
2021	$103.10	(1.00)	(10.73)	(11.73)	(12.37)	(12.37)	$79.00	(10.82)%
2020	$81.06	(0.79)	31.64	30.85	(8.81)	(8.81)	$103.10	38.21%
2019	$63.75	(0.62)	24.89	24.27	(6.96)	(6.96)	$81.06	38.29%
2018	$83.64	(0.61)	(6.80)	(7.41)	(12.48)	(12.48)	$63.75	(8.72)%
2017	$67.08	(0.53)	24.82	24.29	(7.73)	(7.73)	$83.64	37.23%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

66

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

	Ratios to Average Net Assets			Supplemental Data
	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Small Cap Growth Fund
Class Y
Year Ended December 31:
2021	1.13%	(1.00)%	1.14%	$985,724	92%
2020	1.13%	(0.93)%	1.15%	$1,411,316	72%
2019	1.13%	(0.79)%	1.15%	$1,131,648	100%
2018	1.13%	(0.67)%	1.15%	$967,112	86%
2017	1.13%	(0.68)%	1.17%	$1,081,427	107%

See notes to financial statements.

67

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)
Victory RS Select Growth Fund
Class A
Year Ended December 31:
2021	$38.19	(0.49)	2.64	2.15	(9.04)	(9.04)	$31.30	6.89%
2020	$33.81	(0.40)	11.43	11.03	(6.65)	(6.65)	$38.19	33.22%
2019	$28.96	(0.37)	9.68	9.31	(4.46)	(4.46)	$33.81	32.29%
2018	$46.03	(0.42)	(3.12)	(3.54)	(13.53)	(13.53)	$28.96	(7.23)%
2017	$45.04	(0.43)	8.16	7.73	(6.74)	(6.74)	$46.03	17.10%
Class C
Year Ended December 31:
2021	$28.54	(0.59)	1.83	1.24	(9.04)	(9.04)	$20.74	6.02%
2020	$26.77	(0.53)	8.95	8.42	(6.65)	(6.65)	$28.54	32.20%
2019	$23.82	(0.53)	7.94	7.41	(4.46)	(4.46)	$26.77	31.28%
2018	$40.80	(0.70)	(2.75)	(3.45)	(13.53)	(13.53)	$23.82	(7.98)%
2017	$40.89	(0.73)	7.38	6.65	(6.74)	(6.74)	$40.80	16.19%
Class R
Year Ended December 31:
2021	$29.34	(0.53)	1.90	1.37	(9.04)	(9.04)	$21.67	6.31%
2020	$27.30	(0.46)	9.15	8.69	(6.65)	(6.65)	$29.34	32.57%
2019	$24.16	(0.45)	8.05	7.60	(4.46)	(4.46)	$27.30	31.63%
2018	$41.06	(0.59)	(2.78)	(3.37)	(13.53)	(13.53)	$24.16	(7.70)%
2017	$41.00	(0.61)	7.41	6.80	(6.74)	(6.74)	$41.06	16.51%
Class R6
Year Ended December 31:
2021	$41.25	(0.38)	2.88	2.50	(9.04)	(9.04)	$34.71	7.23%
2020	$35.99	(0.31)	12.22	11.91	(6.65)	(6.65)	$41.25	33.65%
2019	$30.50	(0.27)	10.22	9.95	(4.46)	(4.46)	$35.99	32.76%
2018	$47.53	(0.29)	(3.21)	(3.50)	(13.53)	(13.53)	$30.50	(6.92)%
2017	$46.16	(0.28)	8.39	8.11	(6.74)	(6.74)	$47.53	17.48%
Class Y
Year Ended December 31:
2021	$41.02	(0.41)	2.86	2.45	(9.04)	(9.04)	$34.43	7.15%
2020	$35.84	(0.33)	12.16	11.83	(6.65)	(6.65)	$41.02	33.57%
2019	$30.41	(0.29)	10.18	9.89	(4.46)	(4.46)	$35.84	32.66%
2018	$47.47	(0.30)	(3.23)	(3.53)	(13.53)	(13.53)	$30.41	(7.02)%
2017	$46.15	(0.31)	8.37	8.06	(6.74)	(6.74)	$47.47	17.40%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

68

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios to Average Net Assets			Supplemental Data
	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Select Growth Fund
Class A
Year Ended December 31:
2021	1.40%	(1.21)%	1.48%	$117,017	75%
2020	1.40%	(1.14)%	1.49%	$115,014	73%
2019	1.40%	(1.06)%	1.52%	$97,337	74%
2018	1.40%	(0.86)%	1.50%	$94,393	79%
2017	1.40%	(0.88)%	1.49%	$147,531	69%
Class C
Year Ended December 31:
2021	2.18%	(1.99)%	2.24%	$9,835	75%
2020	2.18%	(1.92)%	2.29%	$23,831	73%
2019	2.18%	(1.84)%	2.30%	$26,988	74%
2018	2.18%	(1.64)%	2.25%	$31,754	79%
2017	2.18%	(1.66)%	2.24%	$51,208	69%
Class R
Year Ended December 31:
2021	1.91%	(1.72)%	2.18%	$408	75%
2020	1.91%	(1.64)%	5.35%	$504	73%
2019	1.91%	(1.57)%	4.35%	$604	74%
2018	1.91%	(1.38)%	3.60%	$701	79%
2017	1.91%	(1.39)%	2.90%	$1,014	69%
Class R6
Year Ended December 31:
2021	1.06%	(0.88)%	1.83%	$1,231	75%
2020	1.06%	(0.80)%	4.52%	$710	73%
2019	1.06%	(0.72)%	5.46%	$302	74%
2018	1.06%	(0.59)%	6.33%	$239	79%
2017	1.06%	(0.55)%	27.47%	$151	69%
Class Y
Year Ended December 31:
2021	1.14%	(0.95)%	1.21%	$70,192	75%
2020	1.14%	(0.88)%	1.24%	$93,844	73%
2019	1.14%	(0.80)%	1.23%	$94,933	74%
2018	1.14%	(0.59)%	1.21%	$120,696	79%
2017	1.14%	(0.62)%	1.20%	$244,689	69%
See notes to financial statements.

69

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains From Investments	Return of Capital
Victory RS Mid Cap Growth Fund
Class A
Year Ended December 31:
2021	$32.99	(0.33)	1.60	1.27	(9.50)	—
2020	$25.56	(0.20)	8.98	8.78	(1.35)	—
2019	$19.96	(0.17)	5.77	5.60	—	—
2018	$25.77	(0.14)	(1.79)	(1.93)	(3.00)	(0.88)
2017	$21.32	(0.10)	4.55	4.45	—	—
Class C
Year Ended December 31:
2021	$28.05	(0.52)	1.31	0.79	(9.50)	—
2020	$22.08	(0.38)	7.70	7.32	(1.35)	—
2019	$17.40	(0.34)	5.02	4.68	—	—
2018	$23.22	(0.35)	(1.59)	(1.94)	(3.65)	(0.23)
2017	$19.38	(0.28)	4.12	3.84	—	—
Class R
Year Ended December 31:
2021	$29.79	(0.47)	1.42	0.95	(9.50)	—
2020	$23.32	(0.33)	8.15	7.82	(1.35)	—
2019	$18.31	(0.28)	5.29	5.01	—	—
2018	$24.14	(0.29)	(1.66)	(1.95)	(3.86)	(0.02)
2017	$20.09	(0.23)	4.28	4.05	—	—
Class R6
Year Ended December 31:
2021	$34.53	(0.25)	1.68	1.43	(9.50)	—
2020	$26.63	(0.14)	9.39	9.25	(1.35)	—
2019	$20.74	(0.11)	6.00	5.89	—	—
2018	$26.55	(0.07)	(1.86)	(1.93)	(3.84)	(0.04)
2017	$21.90	(0.04)	4.69	4.65	—	—
Class Y
Year Ended December 31:
2021	$34.50	(0.26)	1.69	1.43	(9.50)	—
2020	$26.61	(0.14)	9.38	9.24	(1.35)	—
2019	$20.73	(0.11)	5.99	5.88	—	—
2018	$26.54	(0.08)	(1.85)	(1.93)	(1.17)	(2.71)
2017	$21.90	(0.04)	4.68	4.64	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

70

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Mid Cap Growth Fund
Class A
Year Ended December 31:
2021	(9.50)	$24.76	4.68%	1.20%	(0.98)%	1.33%	$88,064	90%
2020	(1.35)	$32.99	34.47%	1.20%	(0.75)%	1.35%	$93,072	92%
2019	—	$25.56	28.06%	1.20%	(0.67)%	1.35%	$82,888	86%
2018	(3.88)	$19.96	(7.37)%	1.20%	(0.53)%	1.34%	$75,451	126%
2017	—	$25.77	20.87%	1.20%	(0.44)%	1.29%	$108,271	86%
Class C
Year Ended December 31:
2021	(9.50)	$19.34	3.75%	2.09%	(1.87)%	2.09%	$12,054	90%
2020	(1.35)	$28.05	33.30%	2.11%	(1.65)%	2.14%	$17,325	92%
2019	—	$22.08	26.90%	2.11%	(1.58)%	2.12%	$20,266	86%
2018	(3.88)	$17.40	(8.23)%	2.11%	(1.44)%	2.12%	$18,072	126%
2017	—	$23.22	19.81%	2.10%	(1.33)%	2.10%	$23,264	86%
Class R
Year Ended December 31:
2021	(9.50)	$21.24	4.09%	1.80%	(1.58)%	1.93%	$610	90%
2020	(1.35)	$29.79	33.67%	1.80%	(1.34)%	4.13%	$596	92%
2019	—	$23.32	27.36%	1.80%	(1.26)%	3.41%	$927	86%
2018	(3.88)	$18.31	(7.99)%	1.80%	(1.13)%	2.68%	$1,144	126%
2017	—	$24.14	20.21%	1.80%	(1.03)%	2.43%	$1,685	86%
Class R6
Year Ended December 31:
2021	(9.50)	$26.46	4.95%	0.94%	(0.73)%	0.98%	$19,731	90%
2020	(1.35)	$34.53	34.86%	0.94%	(0.49)%	1.01%	$27,861	92%
2019	—	$26.63	28.40%	0.94%	(0.44)%	1.05%	$20,321	86%
2018	(3.88)	$20.74	(7.15)%	0.94%	(0.26)%	1.32%	$3,793	126%
2017	—	$26.55	21.23%	0.94%	(0.17)%	2.26%	$2,132	86%
Class Y
Year Ended December 31:
2021	(9.50)	$26.43	4.96%	0.95%	(0.73)%	1.09%	$249,373	90%
2020	(1.35)	$34.50	34.84%	0.95%	(0.50)%	1.10%	$466,342	92%
2019	—	$26.61	28.36%	0.95%	(0.43)%	1.10%	$395,586	86%
2018	(3.88)	$20.73	(7.15)%	0.95%	(0.27)%	1.05%	$243,009	126%
2017	—	$26.54	21.19%	0.95%	(0.18)%	1.06%	$310,050	86%

(continues on next page)

See notes to financial statements.

71

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)
Member Class
Year Ended December 31:
2021	$33.00	(0.28)	1.62	1.34	(9.50)	(9.50)	$24.84	4.88%
November 3, 2020 (e) through December 31, 2020	$29.16	(0.04)	5.23	5.19	(1.35)	(1.35)	$33.00	17.94%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Commencement of operations.

See notes to financial statements.

72

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

	Ratios to Average Net Assets			Supplemental Data
	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Member Class
Year Ended December 31:
2021	1.05%	(0.85)%	5.66%	$957	90%
November 3, 2020 (e) through December 31, 2020	1.05%	(0.71)%	31.23%	$109	92%

See notes to financial statements.

73

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
Victory RS Growth Fund
Class A
Year Ended December 31:
2021	$23.84	(0.18)	4.85	4.67	(0.02)	(2.35)
2020	$19.22	(0.08)	6.89	6.81	—	(2.19)
2019	$16.40	(0.03)	4.90	4.87	—	(2.05)
2018	$20.60	(0.06)	(1.36)	(1.42)	—	(2.78)
2017	$16.44	(0.02)	5.24	5.22	—	(1.06)
Class C
Year Ended December 31:
2021	$18.80	(0.31)	3.80	3.49	—	(2.35)
2020	$15.63	(0.20)	5.56	5.36	—	(2.19)
2019	$13.75	(0.16)	4.09	3.93	—	(2.05)
2018	$17.90	(0.21)	(1.16)	(1.37)	—	(2.78)
2017	$14.51	(0.15)	4.60	4.45	—	(1.06)
Class R
Year Ended December 31:
2021	$21.09	(0.30)	4.27	3.97	—	(2.35)
2020	$17.29	(0.19)	6.18	5.99	—	(2.19)
2019	$15.00	(0.14)	4.48	4.34	—	(2.05)
2018	$19.22	(0.18)	(1.26)	(1.44)	—	(2.78)
2017	$15.49	(0.13)	4.92	4.79	—	(1.06)
Class Y
Year Ended December 31:
2021	$25.13	(0.12)	5.13	5.01	(0.09)	(2.35)
2020	$20.11	(0.02)	7.23	7.21	—	(2.19)
2019	$17.04	0.02	5.10	5.12	—	(2.05)
2018	$21.23	— (c)	(1.41)	(1.41)	—	(2.78)
2017	$16.88	0.03	5.38	5.41	—	(1.06)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

74

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Growth Fund
Class A
Year Ended December 31:
2021	(2.37)	$26.14	19.91%	1.10%	(0.71)%	1.17%	$308,663	62%
2020	(2.19)	$23.84	35.64%	1.10%	(0.37)%	1.19%	$274,388	73%
2019	(2.05)	$19.22	29.83%	1.10%	(0.16)%	1.19%	$223,503	95%
2018	(2.78)	$16.40	(6.81)%	1.10%	(0.28)%	1.19%	$188,220	87%
2017	(1.06)	$20.60	31.75%	1.10%	(0.09)%	1.20%	$218,238	74%
Class C
Year Ended December 31:
2021	(2.35)	$19.94	18.95%	1.93%	(1.54)%	1.99%	$1,733	62%
2020	(2.19)	$18.80	34.55%	1.93%	(1.20)%	2.43%	$3,731	73%
2019	(2.05)	$15.63	28.74%	1.93%	(0.99)%	2.33%	$4,240	95%
2018	(2.78)	$13.75	(7.56)%	1.93%	(1.10)%	2.20%	$4,409	87%
2017	(1.06)	$17.90	30.57%	1.93%	(0.92)%	2.10%	$6,974	74%
Class R
Year Ended December 31:
2021	(2.35)	$22.71	19.17%	1.71%	(1.32)%	1.71%	$542	62%
2020	(2.19)	$21.09	34.87%	1.71%	(0.98)%	6.08%	$420	73%
2019	(2.05)	$17.29	29.08%	1.71%	(0.77)%	5.41%	$438	95%
2018	(2.78)	$15.00	(7.41)%	1.71%	(0.88)%	3.49%	$516	87%
2017	(1.06)	$19.22	30.92%	1.71%	(0.70)%	2.72%	$830	74%
Class Y
Year Ended December 31:
2021	(2.44)	$27.70	20.22%	0.83%	(0.44)%	0.91%	$33,772	62%
2020	(2.19)	$25.13	36.06%	0.83%	(0.09)%	0.99%	$29,875	73%
2019	(2.05)	$20.11	30.18%	0.83%	0.11%	0.98%	$31,473	95%
2018	(2.78)	$17.04	(6.56)%	0.83%	(0.01)%	0.97%	$26,457	87%
2017	(1.06)	$21.23	32.05%	0.83%	0.17%	0.97%	$30,309	74%

See notes to financial statements.

75

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)
Victory RS Science and Technology Fund
Class A
Year Ended December 31:
2021	$36.35	(0.46)	(3.10)	(3.56)	(4.45)	(4.45)	$28.34	(9.25)%
2020	$23.37	(0.34)	15.48	15.14	(2.16)	(2.16)	$36.35	65.03%
2019	$18.34	(0.26)	7.43	7.17	(2.14)	(2.14)	$23.37	39.32%
2018	$21.56	(0.27)	0.06	(0.21)	(3.01)	(3.01)	$18.34	(0.73)%
2017	$17.49	(0.25)	8.04	7.79	(3.72)	(3.72)	$21.56	44.74%
Class C
Year Ended December 31:
2021	$26.81	(0.55)	(2.33)	(2.88)	(4.45)	(4.45)	$19.48	(10.03)%
2020	$17.73	(0.41)	11.65	11.24	(2.16)	(2.16)	$26.81	63.71%
2019	$14.40	(0.35)	5.82	5.47	(2.14)	(2.14)	$17.73	38.27%
2018	$17.73	(0.38)	0.06	(0.32)	(3.01)	(3.01)	$14.40	(1.58)%
2017	$14.96	(0.36)	6.85	6.49	(3.72)	(3.72)	$17.73	43.70%
Class R
Year Ended December 31:
2021	$29.99	(0.51)	(2.58)	(3.09)	(4.45)	(4.45)	$22.45	(9.66)%
2020	$19.60	(0.39)	12.94	12.55	(2.16)	(2.16)	$29.99	64.32%
2019	$15.70	(0.31)	6.35	6.04	(2.14)	(2.14)	$19.60	38.73%
2018	$18.99	(0.33)	0.05	(0.28)	(3.01)	(3.01)	$15.70	(1.20)%
2017	$15.78	(0.31)	7.24	6.93	(3.72)	(3.72)	$18.99	44.05%
Class Y
Year Ended December 31:
2021	$39.73	(0.41)	(3.38)	(3.79)	(4.45)	(4.45)	$31.49	(9.04)%
2020	$25.36	(0.29)	16.82	16.53	(2.16)	(2.16)	$39.73	65.40%
2019	$19.72	(0.22)	8.00	7.78	(2.14)	(2.14)	$25.36	39.66%
2018	$22.90	(0.22)	0.05	(0.17)	(3.01)	(3.01)	$19.72	(0.51)%
2017	$18.37	(0.21)	8.46	8.25	(3.72)	(3.72)	$22.90	45.11%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

76

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios to Average Net Assets			Supplemental Data
	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Science and Technology Fund
Class A
Year Ended December 31:
2021	1.47%	(1.28)%	1.47%	$250,490	46%
2020	1.48%	(1.22)%	1.48%	$320,605	30%
2019	1.48%	(1.14)%	1.48%	$199,591	88%
2018	1.47%	(1.10)%	1.47%	$140,389	83%
2017	1.49%	(1.18)%	1.49%	$146,002	89%
Class C
Year Ended December 31:
2021	2.28%	(2.09)%	2.28%	$11,168	46%
2020	2.28%	(2.03)%	2.32%	$18,398	30%
2019	2.28%	(1.94)%	2.34%	$14,054	88%
2018	2.28%	(1.91)%	2.31%	$11,857	83%
2017	2.28%	(1.97)%	2.31%	$11,831	89%
Class R
Year Ended December 31:
2021	1.93%	(1.74)%	1.93%	$1,089	46%
2020	1.93%	(1.68)%	3.69%	$1,273	30%
2019	1.93%	(1.59)%	4.28%	$681	88%
2018	1.93%	(1.56)%	2.75%	$707	83%
2017	1.93%	(1.62)%	2.54%	$1,705	89%
Class Y
Year Ended December 31:
2021	1.23%	(1.05)%	1.23%	$81,080	46%
2020	1.24%	(0.99)%	1.26%	$109,275	30%
2019	1.24%	(0.89)%	1.26%	$77,998	88%
2018	1.24%	(0.85)%	1.25%	$53,395	83%
2017	1.24%	(0.92)%	1.26%	$32,047	89%

See notes to financial statements.

77

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)
Victory RS Small Cap Equity Fund
Class A
Year Ended December 31:
2021	$18.02	(0.21)	(1.28)	(1.49)	(3.21)	(3.21)	$13.32	(7.36)%
2020	$16.05	(0.19)	6.17	5.98	(4.01)	(4.01)	$18.02	37.99%
2019	$12.97	(0.15)	5.11	4.96	(1.88)	(1.88)	$16.05	38.49%
2018	$18.88	(0.16)	(1.47)	(1.63)	(4.28)	(4.28)	$12.97	(8.39)%
2017	$14.41	(0.14)	5.55	5.41	(0.94)	(0.94)	$18.88	37.57%
Class C
Year Ended December 31:
2021(f)	$18.39	(0.37)	(1.32)	(1.69)	(3.21)	(3.21)	$13.49	(8.14)%
2020(f)	$49.61	(0.84)	17.74	16.90	(48.12)	(48.12)	$18.39	36.75%
2019(f)	$52.83	(1.08)	20.42	19.34	(22.56)	(22.56)	$49.61	37.26%
2018(f)	$115.36	(2.04)	(9.13)	(11.17)	(51.36)	(51.36)	$52.83	(9.23)%
2017(f)	$92.89	(1.80)	35.55	33.75	(11.28)	(11.28)	$115.36	36.34%
Class R
Year Ended December 31:
2021	$12.79	(0.21)	(0.96)	(1.17)	(3.21)	(3.21)	$8.41	(7.87)%
2020	$12.32	(0.20)	4.68	4.48	(4.01)	(4.01)	$12.79	37.31%
2019	$10.32	(0.18)	4.06	3.88	(1.88)	(1.88)	$12.32	37.91%
2018	$16.08	(0.23)	(1.25)	(1.48)	(4.28)	(4.28)	$10.32	(8.92)%
2017	$12.44	(0.20)	4.78	4.58	(0.94)	(0.94)	$16.08	36.84%
Class Y
Year Ended December 31:
2021	$18.71	(0.19)	(1.33)	(1.52)	(3.21)	(3.21)	$13.98	(7.25)%
2020	$16.52	(0.16)	6.36	6.20	(4.01)	(4.01)	$18.71	38.24%
2019	$13.29	(0.13)	5.24	5.11	(1.88)	(1.88)	$16.52	38.69%
2018	$19.20	(0.14)	(1.49)	(1.63)	(4.28)	(4.28)	$13.29	(8.23)%
2017	$14.62	(0.14)	5.66	5.52	(0.94)	(0.94)	$19.20	37.78%
Member Class
Year Ended December 31:
2021	$18.04	(0.19)	(1.30)	(1.49)	(3.21)	(3.21)	$13.34	(7.35)%
November 3, 2020 (g) through December 31, 2020	$17.72	(0.04)	4.37	4.33	(4.01)	(4.01)	$18.04	25.09%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

See notes to financial statements.

78

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios to Average Net Assets			Supplemental Data
	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS Small Cap Equity Fund
Class A
Year Ended December 31:
2021	1.25%	(1.18)%	1.25%	$60,699	113%
2020	1.29%	(1.14)%	1.29%	$76,611	157	%(e)
2019	1.26%	(0.93)%	1.26%	$63,247	89%
2018	1.22%	(0.78)%	1.22%	$51,619	77%
2017	1.25%	(0.84)%	1.25%	$65,514	79%
Class C
Year Ended December 31:
2021(f)	2.10%	(2.04)%	4.32%	$380	113%
2020(f)	2.10%	(1.94)%	5.26%	$515	157	%(e)
2019(f)	2.10%	(1.76)%	3.86%	$478	89%
2018(f)	2.10%	(1.71)%	4.24%	$616	77%
2017(f)	2.10%	(1.69)%	3.87%	$533	79%
Class R
Year Ended December 31:
2021	1.75%	(1.68)%	1.89%	$2,949	113%
2020	1.75%	(1.59)%	2.05%	$3,325	157	%(e)
2019	1.75%	(1.42)%	2.05%	$2,874	89%
2018	1.75%	(1.30)%	1.88%	$2,303	77%
2017	1.75%	(1.34)%	1.97%	$3,381	79%
Class Y
Year Ended December 31:
2021	1.10%	(1.03)%	1.10%	$3,095	113%
2020	1.10%	(0.95)%	1.58%	$4,449	157	%(e)
2019	1.10%	(0.77)%	1.43%	$3,275	89%
2018	1.10%	(0.69)%	1.68%	$2,750	77%
2017	1.10%	(0.78)%	1.34%	$6,398	79%
Member Class
Year Ended December 31:
2021	1.15%	(1.08)%	3.55%	$1,394	113%
November 3, 2020 (g) through December 31, 2020	1.15%	(1.14)%	23.73%	$218	157	%(e)

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Reflects increased trading activity due to changes in allocation strategies.

(f)  As described in Note 9, per share amounts adjusted for a 1:12 reverse stock split.

(g)  Commencement of operations.

See notes to financial statements.

79

Victory Portfolios	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 41 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following six Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS Small Cap Growth Fund	RS Small Cap Growth Fund	A, C, R, R6, and Y
Victory RS Select Growth Fund	RS Select Growth Fund	A, C, R, R6, and Y
Victory RS Mid Cap Growth Fund	RS Mid Cap Growth Fund	A, C, R, R6, Y, and Member Class
Victory RS Growth Fund	RS Growth Fund	A, C, R, and Y
Victory RS Science and Technology Fund	RS Science and Technology Fund	A, C, R, and Y
Victory RS Small Cap Equity Fund	RS Small Cap Equity Fund	A, C, R, Y, and Member Class

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

80

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs") and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	Level 1	Level 2		Level 3	Total
RS Small Cap Growth Fund
Common Stocks	$2,248,054,063	$—		$—	$2,248,054,063
Collateral for Securities Loaned	163,622,986	—		—	163,622,986
Total	$2,411,677,049	$—		$—	$2,411,677,049
RS Select Growth Fund
Common Stocks	$198,206,646	$—		$—	$198,206,646
Collateral for Securities Loaned	1,538,175	—		—	1,538,175
Total	$199,744,821	$—		$—	$199,744,821
RS Mid Cap Growth Fund
Common Stocks	$366,188,769	$—		$—	$366,188,769
Collateral for Securities Loaned	9,598,093	—		—	9,598,093
Total	$375,786,862	$—		$—	$375,786,862
RS Growth Fund
Common Stocks	$343,978,072	$—		$—	$343,978,072
Collateral for Securities Loaned	10,568,804	—		—	10,568,804
Total	$354,546,876	$—		$—	$354,546,876
RS Science and Technology Fund
Common Stocks	$341,497,594	$—		$—	$341,497,594
Warrants	89,321	—	(a)	—	89,321
Collateral for Securities Loaned	28,009,879	—		—	28,009,879
Total	$369,596,794	$—		$—	$369,596,794

81

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021
	Level 1	Level 2	Level 3	Total
RS Small Cap Equity Fund
Common Stocks	$67,306,680	$—	$—	$67,306,680
Collateral for Securities Loaned	8,920,817	—	—	8,920,817
Total	$76,227,497	$—	$—	$76,227,497

(a)  Zero market value security.

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During

82

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Funds' securities lending transactions as of December 31, 2021.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
RS Small Cap Growth Fund	$155,165,497	$—	$163,622,986
RS Select Growth Fund	1,483,139	—	1,538,175
RS Mid Cap Growth Fund	9,391,631	—	9,598,093
RS Growth Fund	10,309,097	—	10,568,804
RS Science and Technology Fund	26,753,421	—	28,009,879
RS Small Cap Equity Fund	8,525,312	—	8,920,817

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

For the year ended December 31, 2021, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

83

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows:

	Excluding U.S. Government Securities
	Purchases	Sales
RS Small Cap Growth Fund	$2,484,827,112	$2,841,903,101
RS Select Growth Fund	169,260,540	219,730,940
RS Mid Cap Growth Fund	450,400,585	714,951,917
RS Growth Fund	199,686,499	222,958,534
RS Science and Technology Fund	189,187,997	256,186,857
RS Small Cap Equity Fund	86,894,104	97,679,962

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

Flat Rate
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.75%
RS Science and Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion	$15 billion – $30 billion	Over $30 billion
0.08%, plus	0.05%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services

84

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class. Victory Capital Transfer Agency, Inc. receives no fee or other compensation for these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee up to the annual rate shown in the table below:

	Class A	Class C	Class R
RS Small Cap Growth Fund	0.25%	1.00%	0.50%
RS Select Growth Fund	0.25%	1.00%	0.50%
RS Mid Cap Growth Fund	0.25%	1.00%	0.50%
RS Growth Fund	0.25%	1.00%	0.50%
RS Science and Technology Fund	0.25%	1.00%	0.50%
RS Small Cap Equity Fund	0.25%	1.00%	0.50%

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sale of the Class A. For the year ended December 31, 2021, the Distributor received $29,680 from commissions earned on the sale of Class A.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that

85

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expense, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limits (excluding voluntary waivers) are as follows:

	In Effect Until April 30, 2022
	Class A	Class C	Class R	Class R6	Class Y	Member Class
RS Small Cap Growth Fund	1.40%	2.16%	1.86%	1.06%	1.13%	N/A
RS Select Growth Fund	1.40%	2.18%	1.91%	1.06%	1.14%	N/A
RS Mid Cap Growth Fund	1.20%	2.11%	1.80%	0.94%	0.95%	1.05%
RS Growth Fund	1.10%	1.93%	1.71%	N/A	0.83%	N/A
RS Science and Technology Fund	1.49%	2.28%	1.93%	N/A	1.24%	N/A
RS Small Cap Equity Fund	1.35%	2.10%	1.75%	N/A	1.10%	1.15%

Under the terms of the expense limitation agreements, amended May 1, 2021, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Funds were permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that repayments are not probable at December 31, 2021.

	Expires 2022	Expires 2023	Expires 2024	Total
RS Small Cap Growth Fund	$500,364	$486,591	$315,198	$1,302,153
RS Select Growth Fund	285,457	227,571	180,839	693,867
RS Mid Cap Growth Fund	679,804	755,044	678,326	2,113,174
RS Growth Fund	288,176	294,950	240,370	823,496
RS Science and Technology Fund	22,186	37,306	—	59,492
RS Small Cap Equity Fund	29,231	40,673	48,087	111,991

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. These waivers are not available for recoupment and are reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which a Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

86

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Sector Risk — To the extent the Funds focus in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Funds' investments and could make the Funds' performance more volatile. For example, the values of companies in the Information Technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Concentration Risk — The RS Science and Technology Fund (herein, the "Fund") may concentrate its investments in a particular industry, as the term "concentration" is used in the 1940 Act. Concentrating investments in the Science and Technology-related sectors increases the risk of loss because the stocks of many or all of the companies in the sectors may decline in value due to developments adversely affecting the sectors. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the sectors, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they cause the Fund's cash position or cash requirements to exceed normal levels.

Smaller-Capitalization Stock Risk — Small- and mid-sized capitalization companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for each Fund during the year ended December 31, 2021, were as follows:

	Amount Outstanding at December 31, 2021	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate	Maximum Borrowing During the Period
RS Small Cap Growth Fund	$—	$12,366,667	12	1.22%	$33,100,000
RS Mid Cap Growth Fund	—	55,900,000	4	1.21%	55,900,000

*  For the year ended December 31, 2021, based on the number of days borrowings were outstanding.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the year ended December 31, 2021, were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
RS Small Cap Growth Fund	Borrower	$—	$2,064,000	1	0.58%	$2,064,000
RS Select Growth Fund	Borrower	—	3,492,500	2	0.57%	3,837,000
RS Mid Cap Growth Fund	Borrower	—	6,020,000	2	0.56%	10,776,000
RS Growth Fund	Borrower	—	1,339,000	1	0.57%	1,339,000
RS Science and Technology Fund	Borrower	—	1,781,000	1	0.57%	1,781,000

*  For the year ended December 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
RS Small Cap Growth Fund	Annually	Annually
RS Select Growth Fund	Annually	Annually
RS Mid Cap Growth Fund	Annually	Annually
RS Growth Fund	Annually	Annually
RS Science and Technology Fund	Annually	Annually
RS Small Cap Equity Fund	Annually	Annually

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

88

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2021, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Accumulated Earnings/(Loss)	Capital
RS Small Cap Growth Fund	$(33,016,084)	$33,016,084
RS Select Growth Fund	(6,655,450)	6,655,450
RS Mid Cap Growth Fund	(34,062,084)	34,062,084
RS Growth Fund	(1,147,828)	1,147,828
RS Science and Technology Fund	(8,835,194)	8,835,194
RS Small Cap Equity Fund	(1,331,904)	1,331,904

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

	Year Ended December 31, 2021
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS Small Cap Growth Fund	$—	$322,000,707	$322,000,707
RS Select Growth Fund	—	45,651,408	45,651,408
RS Mid Cap Growth Fund	27,743,023	98,554,497	126,297,520
RS Growth Fund	7,459,930	21,415,939	28,875,869
RS Science and Technology Fund	—	46,934,494	46,934,494
RS Small Cap Equity Fund	3,798,901	9,886,822	13,685,723
	Year Ended December 31, 2020
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS Small Cap Growth Fund	$—	$238,416,513	$238,416,513
RS Select Growth Fund	—	36,049,711	36,049,711
RS Mid Cap Growth Fund	—	23,813,744	23,813,744
RS Growth Fund	735,571	25,325,913	26,061,484
RS Science and Technology Fund	1,369,369	23,897,369	25,266,738
RS Small Cap Equity Fund	125,322	15,917,397	16,042,719

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Qualified Late Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
RS Small Cap Growth Fund	$—	$43,757,183	$43,757,183	$—	$405,269,530	$449,026,713
RS Select Growth Fund	4,809,206	25,339,339	30,148,545	—	46,051,440	76,199,985
RS Mid Cap Growth Fund	—	3,708,813	3,708,813	(6,292,134)	98,607,519	96,024,198
RS Growth Fund	—	4,816,020	4,816,020	(969,876)	163,482,103	167,328,247
RS Science and Technology Fund	—	8,279,672	8,279,672	(4,510,688)	133,372,797	137,141,781
RS Small Cap Equity Fund	2,905,295	1,044,839	3,950,134	—	48,312	3,998,446

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment companies.

As of the tax year ended December 31, 2021, the fund had no capital loss carryforwards, for the federal income tax purposes.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Small Cap Growth Fund	$2,006,407,519	$606,975,406	$(201,705,876)	$405,269,530
RS Select Growth Fund	153,693,381	58,459,301	(12,407,861)	46,051,440
RS Mid Cap Growth Fund	277,179,343	110,816,043	(12,208,524)	98,607,519
RS Growth Fund	191,064,773	168,078,708	(4,596,605)	163,482,103
RS Science and Technology Fund	236,223,997	166,542,679	(33,169,882)	133,372,797
RS Small Cap Equity Fund	76,179,185	9,077,007	(9,028,695)	48,312

8. Affiliated Securities:

An affiliated security is a security in which a Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM as of the year ended December 31, 2021. The Funds do not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on a Fund's Schedule of Portfolio Investments. Transactions in affiliated securities during the year ended December 31, 2021 were as follows:

	Fair Value 12/31/20	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/21	Dividend Income
RS Small Cap Growth Fund
Equillium, Inc.	$5,819,516	$4,808,297	$(433,890)	$(555,630)	$—	$(3,719,968)	$5,918,325	$—

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

9. Stock Split:

Effective December 3, 2021, the RS Small Cap Equity Fund underwent a 12-for-1 reverse stock split of the issued and outstanding Class C shares of the Fund. The reverse stock split was not a taxable event, nor did it have an impact on the Fund's holdings or performance, and was intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAV across all share classes of the Fund. No changes are contemplated at this time for the other share classes offered by the Fund.

91

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund, and Victory RS Small Cap Equity Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2022

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 41 portfolios in the Trust, eight portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

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Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Vice Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21- 12/31/21*	Hypothetical Expenses Paid During Period 7/1/21- 12/31/21*	Annualized Expense Ratio During Period 7/1/21- 12/31/21
RS Small Cap Growth Fund
Class A	$1,000.00	$887.00	$1,018.15	$6.66	$7.12	1.40%
Class C	1,000.00	883.60	1,014.37	10.21	10.92	2.15
Class R	1,000.00	883.90	1,014.97	9.64	10.31	2.03
Class R6	1,000.00	888.60	1,019.96	4.95	5.30	1.04
Class Y	1,000.00	888.20	1,019.51	5.38	5.75	1.13

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	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21- 12/31/21*	Hypothetical Expenses Paid During Period 7/1/21- 12/31/21*	Annualized Expense Ratio During Period 7/1/21- 12/31/21
RS Select Growth Fund
Class A	$1,000.00	$984.40	$1,018.15	$7.00	$7.12	1.40%
Class C	1,000.00	980.20	1,014.22	10.88	11.07	2.18
Class R	1,000.00	981.80	1,015.58	9.54	9.70	1.91
Class R6	1,000.00	986.00	1,019.86	5.31	5.40	1.06
Class Y	1,000.00	985.70	1,019.46	5.71	5.80	1.14
RS Mid Cap Growth Fund
Class A	1,000.00	981.70	1,019.16	5.99	6.11	1.20
Class C	1,000.00	977.30	1,014.47	10.62	10.82	2.13
Class R	1,000.00	979.20	1,016.13	8.98	9.15	1.80
Class R6	1,000.00	983.20	1,020.47	4.70	4.79	0.94
Class Y	1,000.00	983.20	1,020.42	4.75	4.84	0.95
Member Class	1,000.00	983.00	1,019.91	5.25	5.35	1.05
RS Growth Fund
Class A	1,000.00	1,084.10	1,019.66	5.78	5.60	1.10
Class C	1,000.00	1,079.80	1,015.48	10.12	9.80	1.93
Class R	1,000.00	1,081.00	1,016.59	8.97	8.69	1.71
Class Y	1,000.00	1,085.60	1,021.02	4.36	4.23	0.83
RS Science and Technology Fund
Class A	1,000.00	876.90	1,017.74	7.00	7.53	1.48
Class C	1,000.00	873.00	1,013.41	11.05	11.88	2.34
Class R	1,000.00	875.10	1,015.48	9.12	9.80	1.93
Class Y	1,000.00	878.00	1,018.85	5.96	6.41	1.26
RS Small Cap Equity Fund
Class A	1,000.00	901.90	1,018.80	6.09	6.46	1.27
Class C	1,000.00	895.20	1,014.62	10.03	10.66	2.10
Class R	1,000.00	899.50	1,016.38	8.38	8.89	1.75
Class Y	1,000.00	902.40	1,019.66	5.27	5.60	1.10
Member Class	1,000.00	902.00	1,019.41	5.51	5.85	1.15

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

For the year ended December 31, 2021, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
RS Mid Cap Growth Fund	4%
RS Growth Fund	51%
RS Small Cap Equity Fund	1%

Dividends qualified for corporate dividends received deductions of:

Percent
RS Mid Cap Growth Fund	3%
RS Growth Fund	51%
RS Small Cap Equity Fund	1%

For the year ended December 31, 2021, the following Funds designated short-term capital gain distributions:

Amount
RS Select Growth Fund	$844,395
RS Mid Cap Growth Fund	27,743,023
RS Growth Fund	6,829,685
RS Small Cap Equity Fund	4,323,274

For the year ended December 31, 2021, the following Funds designated long-term capital gain distributions:

Amount
RS Small Cap Growth Fund	$378,260,925
RS Select Growth Fund	51,462,463
RS Mid Cap Growth Fund	132,616,581
RS Growth Fund	22,563,767
RS Science and Technology Fund	55,769,688
RS Small Cap Equity Fund	10,694,353

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on November 30, 2021. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at the meetings on October 19, 2021 and November 30, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

For Funds with total net expense ratios that ranked within the fourth quartile (most expensive) in relation to their peers as evaluated by a consultant, the Board also considered a memorandum that it requested the Adviser to prepare. The Adviser reviewed additional relevant circumstances, which included, among other things, specialized strategies, small or decreasing assets, or rapid or recent changes in peer expense ratios.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. The Board retained a consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross

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management fee and median expense ratio of a universe of comparable mutual funds compiled by the consultant, and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of each Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Small Cap Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one- and three-year periods, outperformed the benchmark index for the five- and ten-year periods, underperformed the peer group median for the one-, three- and ten-year periods, and outperformed the peer group median for the five-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Select Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods. The Board noted that while the Fund's absolute performance was strong, the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those

100

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Mid Cap Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods. The Board noted that while the Fund's absolute performance was strong, the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed. The Board considered the Fund's strong absolute performance during all periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Science and Technology Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-, three- and ten-year periods, outperformed the benchmark index for the five-year period, outperformed the peer group median for the one- and five-year periods, underperformed the peer group median for the three-year period and matched the peer group median for the ten-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Small Cap Equity Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-year period, outperformed the benchmark index for the three-, five- and ten-year periods, underperformed the peer group median for the one-, three- and five-year periods, and outperformed the peer group median for the ten-year period.

101

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion:

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

102

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VPRSGF-AR (12/21)

December 31, 2021

Annual Report

Victory RS International Fund

Victory RS Global Fund

Victory Sophus Emerging Markets Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Manager's Commentary / Investment Overview (Unaudited)	5
Investment Objectives and Portfolio Holdings (Unaudited)	14
Schedules of Portfolio Investments
Victory RS International Fund	17
Victory RS Global Fund	22
Victory Sophus Emerging Markets Fund	28
Financial Statements
Statements of Assets and Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	42
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	59
Supplemental Information (Unaudited)	60
Trustee and Officer Information	60
Proxy Voting and Portfolio Holdings Information	63
Expense Examples	63
Additional Federal Income Tax Information	65
Advisory Contract Approval	66
Privacy Policy (inside back cover)

1

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

3

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Portfolios

Victory RS International Fund

Manager's Commentary

(Unaudited)

What were the market conditions during the reporting period?

International equities (as measured by the MSCI EAFE Index (the "Index")) returned 11.26% over the year ended December 31, 2021, despite the emergence of new COVID-19 variants and rising prices for food, fuel, and consumer goods across the globe. Value-oriented stocks and smaller-cap stocks led market returns earlier in the year, as investors deployed capital into segments likely to benefit from an economic recovery. Developed economies with stronger COVID-19 vaccination programs tended to do better in the second quarter of 2021, though emerging markets also advanced on improving economic outlooks. Markets declined in the third quarter of 2021 as global supply chain constraints, surging virus cases and inflation fears slowed economic recovery. The emergence of the highly contagious COVID-19 Omicron variant and the prospect of tightening monetary policy briefly paused international equities' upward trajectory in November, but markets proved resilient, closing the final quarter of 2021 up 2.69% despite growing virus caseloads, persistent inflation, and continued supply bottlenecks.

How did Victory RS International Fund (the "Fund") perform during the reporting period?

The Fund returned 14.05% (Class A at net asset value) for the fiscal year ended December 31, 2021, outperforming the Index, which returned 11.26% during the reporting period.

What strategies did you employ during the reporting period?

We employ a blended investment approach that relies on both rigorous quantitative techniques and experienced analyst judgement. At the heart of the investment process is our proprietary QVS (Quality, Value and Sentiment) Model (the "Model"), which is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. The Model helps us focus our resources, as we conduct additional research only on companies with the strongest Model recommendations. Making correct macro allocation calls can be immensely challenging; therefore, we do not forecast regional performance and seek to remain sector- and region-neutral in constructing our portfolios. In our view, stock selection can be far more impactful to Fund performance than allocation.

The Fund's active return to the Index was aided by positive stock selection in several economic sectors, including Industrials, Consumer Staples, and Materials. Negative stock selection in the Utilities sector detracted from relative performance, as did the Fund's allocation to cash. From a regional perspective, Fund investments in Japan, the United Kingdom, and Europe contributed the most to relative performance. Country-level contributors included the Netherlands and Norway, while detractors included Switzerland and Italy.

Nippon Yusen KK, a global logistics and transport company based in Japan was the Fund's top contributor to relative performance for the year. Other key contributors included Capgemini SE, a technology and consulting services multinational based in France, and ASM International NV, a semiconductor equipment provider based in the Netherlands. Individual detractors from relative performance included Japanese software firm Oracle Corporation Japan, and Capcom Co., Ltd., a video game developer also based in Japan. In addition, the Fund lost relative performance from not owning ASML Holding NV, a semiconductor equipment provider based in the Netherlands that performed well within the Index.

5

Victory Portfolios

Victory RS International Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	5/2/19	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI EAFE Index[1]
One Year	14.05%	7.51%	13.24%	12.24%	13.85%	14.32%	14.38%	11.26%
Five Year	10.40%	9.10%	9.56%	9.56%	10.10%	NA	10.67%	9.55%
Ten Year	8.03%	7.39%	7.12%	7.12%	7.63%	NA	8.34%	8.03%
Since Inception	NA	NA	NA	NA	NA	10.28%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS International Fund — Growth of $10,000

1The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios

Victory RS Global Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

Global equities (as measured by the MSCI All Country World Index (the "Index")) returned 18.54% over the year ended December 31, 2021, despite the emergence of new COVID-19 variants and rising prices for food, fuel and consumer goods across the globe. Value-oriented stocks and smaller-cap stocks led market returns earlier in the year, as investors deployed capital into segments likely to benefit from an economic recovery. Developed economies with stronger COVID-19 vaccination programs tended to do better in the second quarter of 2021, though emerging markets also advanced on improving economic outlooks. Markets declined in the third quarter of 2021 as global supply chain constraints, surging virus cases and inflation fears slowed economic recovery. The emergence of the highly contagious COVID-19 Omicron variant and the prospect of tightening monetary policy briefly paused global equities' upward trajectory in November, but markets proved resilient, closing the final quarter of 2021 up 6.68% despite growing virus caseloads, persistent inflation, and continued supply bottlenecks.

How did Victory RS Global Fund (the "Fund") perform during the reporting period?

The Fund returned 22.39% (Class A at net asset value) for the fiscal year ended December 31, 2021, outperforming the Index, which returned 18.54% during the reporting period.

What strategies did you employ during the reporting period?

We employ a blended investment approach that relies on both rigorous quantitative techniques and experienced analyst judgement. At the heart of the investment process is our proprietary QVS (Quality, Value and Sentiment) Model (the "Model"), which is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. The Model helps us focus our resources, as we conduct additional research only on companies with the strongest Model recommendations. Making correct macro allocation calls can be immensely challenging, therefore we do not forecast regional performance and seek to remain sector- and region-neutral in constructing our portfolios. In our view, stock selection can be far more impactful to Fund performance than allocation.

The Fund's active return to the Index was aided by positive stock selection in several economic sectors, including Information Technology, Industrials, and Financials. Negative stock selection in the Consumer Discretionary and Consumer Staples sectors detracted from relative performance, as did the Fund's allocation to cash. From a regional perspective, Fund investments in North American and Japan aided relative performance, while negative stock selection in emerging markets detracted from relative returns. Country-level contributors included the United States and Hong Kong, while detractors included France and China.

Nippon Yusen KK, a global logistics and transport company based in Japan was the Fund's top contributor to relative performance for the year. Other key contributors included graphics processing provider NVIDIA Corp., and cybersecurity firm Fortinet, Inc., both based in the United States.

7

Victory Portfolios

Victory RS Global Fund (continued)

Managers' Commentary (continued)

Individual detractors from relative performance included Chinese multinational technology company Baidu, Inc., and condiment maker Foshan Haitian Flavouring & Food Co., Ltd., also based in China. Amedisys, Inc., a healthcare services provider based in the United States was also a detractor.

8

Victory Portfolios

Victory RS Global Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	5/16/11		5/16/11		5/16/11	5/2/19	5/16/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI All Country World Index[1]
One Year	22.39%	15.38%	21.52%	20.52%	22.12%	22.84%	22.78%	18.54%
Five Year	17.05%	15.67%	16.17%	16.17%	16.76%	NA	17.36%	14.40%
Ten Year	14.48%	13.80%	13.64%	13.64%	16.51%	NA	14.83%	11.85%
Since Inception	NA	NA	NA	NA	NA	19.82%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Global Fund — Growth of $10,000

1A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI All Country World Index (ACWI) is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

9

Victory Portfolios

Victory Sophus Emerging Markets Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

Emerging markets, as measured by the MSCI Emerging Markets Index (the "Index"), underperformed developed markets significantly in 2021, returning 2.54%, versus the S&P 500® Index, which returned 28.71% and the MSCI World Index, which returned 21.82%. The Index rallied sharply at the beginning of 2021. Multiple vaccines had been developed and distributed, protocols were being published, and the markets looked forward to a rapid resumption of normality. Emerging markets outperformed developed markets for the first two months of the year; and although they started to lag developed markets after that, they continued to trend higher until mid-year when the spread of COVID-19 variants, first Delta and then Omicron, weighed on emerging markets for the rest of the year. The cost of the pandemic, in particular for poorer nations, loomed large. Insufficient health care, low unemployment benefits, and poor labor rights, would impact lesser developed economies more. On a positive note, certain countries, such as Mexico, benefited from the supply chain constraints. Other countries and markets gained from the rising price of energy and commodities. The one market that suffered throughout the bulk of the year was China, whipsawed by internal issues around reform, slowing growth, fears of social inequity, and tensions with the United States.

Latin America was the worst-performing region in emerging markets in 2021, falling 8.1%. The pandemic, politics, and a volatile year of growth and policymaking led to sharp underperformance in Brazil, Peru, and Chile, each down around 20% for the year, and Colombia, down 13.8%. Mexico was an outlier, rising 22.5% during 2021. Politics played a significant role in the region during 2021. In Brazil, President Bolsonaro handled the pandemic quite poorly, overseeing a very weak response to the ravages of COVID-19. Bolsonaro faces an election in 2022 and is pursuing an aggressive fiscal spending plan to regain popularity, despite very stretched government finances. Chile voted to rewrite its constitution and elected a left-leaning constitutional assembly in a heated environment. The country also faced a presidential election at the end of the year, which again was hard fought between the right and the left. Colombia will face presidential elections in 2022, along with Brazil, which will likely bring potential volatility. In addition to politics, Latin America is a large commodities exporter and suffered from volatility in metals and energy prices, especially as the COVID-19 Delta and Omicron variants spread throughout the global economy. Latin American currencies suffered as a result, with the Argentine peso, the Chilean peso, and the Colombian peso each down around 20% in 2021, and the Brazilian real down 7%. This has furthered fueled inflation in the region, which will weigh on the outlook as overall growth slows down.

Eastern Europe, Middle East, and Africa ("EEMEA") was the best-performing region in 2021, up 18.0%, well above Asia, which was down 5.1%, and Latin America, which was down 8.1%. Most markets in EEMEA did well in 2021, supported by strong energy prices helping markets such as Saudi Arabia, the UAE, Qatar, Kuwait, and Russia. Turkey was the only EEMEA country in negative territory for the year, down 28.4%, and was sharply lower in the fourth quarter of 2021, down 11.2%. Turkey's remarkably unstable monetary policy in a rising inflationary environment resulted in a 50% collapse of the lira during the fourth quarter of 2021.

10

Victory Portfolios

Victory Sophus Emerging Markets Fund (continued)

Managers' Commentary (continued)

China was the worst-performing market in Asia in 2021, falling 21.7% after a very positive year in 2020, when it rose by 29.5%. Interestingly, the domestic stock market (A share) outperformed significantly, with the Shanghai Composite Index closing the year up 7.1% (9.9% in U.S. dollar terms). During 2021, China prioritized their Common Prosperity agenda to address several long-term structural concerns such as high living and social costs, low birth rate, environmental problems, and income inequality. The Chinese government maintained their strong commitment to addressing these social issues despite navigating a volatile period dealing with COVID-19 and continuing tension with the United States, which weighed on the market. The Chinese economy had also been slowing steadily all year, further disrupted by floods, with consumption, industrial production, and investment remaining weak. Exports, on the other hand, were strong, driven by global demand as countries exited lockdowns. China's supply chain maintained its competitiveness and remained largely undisrupted by COVID-19. The positive trade surplus and consistent bond inflows helped the renminbi rise 2.2% against a strong U.S. dollar. The Taiwanese stock market continued to do well during the fourth quarter of 2021, up 8.4%, benefiting from the semi-conductor chip shortage which led to a tight supply situation, suggesting that the earnings peak should be higher and the cycle more elongated than street estimates. During 2021, the Taiwan market rose 26.1%. India was flat in the fourth quarter of 2021 but was the best-performing market in Asia in 2021, up 26.2%. The Indian economy has survived the pandemic, unusually high rainfalls and higher inflation, in part thanks to an accommodative stance by the Reserve Bank of India. An attractive mid- to longer-term outlook continues to support valuations.

How did Victory Sophus Emerging Markets Fund (the "Fund") perform during the reporting period?

The Fund (Class A at net asset value) returned -4.35% for the fiscal year ended December 31, 2021, underperforming the Index, which returned -2.54% during the reporting period.

What strategies did you employ during the reporting period?

We employ a disciplined, bottom-up approach utilizing both quantitative and fundamental processes to invest in businesses that we believe have superior and sustainable earnings growth at attractive valuations, with revisions as the catalyst. By investing in companies with these characteristics, coupled with our risk-managed approach, we seek to provide a more consistent return pattern over time.

2021 was a tale of two halves. The Fund outperformed the Index by over 300 basis points (a basis point is 1/100th of a percentage point) during the first half of the year. During this period, Industrials was the biggest contributor to performance, benefiting mainly from exposure to shipping and marine companies. We also had positive contribution from the Real Estate sector in China, as well as the Materials sector, benefiting from rising commodity prices. On the other hand, an early tilt into Semi-Conductors was not rewarded until the second half of the year, when that sector outperformed. During the second half of the year, the Fund gave back the excess returns it generated in the first half of the year. The exposure to cyclical stocks in Industrials, in particular to machinery and construction and engineering companies, negatively impacted the Fund on concerns over global growth prospects slowing down, given the spread of COVID-19 variants around the world. Stock selection in Consumer Staples, Technology, and Materials also contributed negatively. For the year as a whole, the

11

Victory Portfolios

Victory Sophus Emerging Markets Fund (continued)

Managers' Commentary (continued)

portfolio suffered in Brazil, which underperformed the Index significantly due to the poor handling of the pandemic fiscal concerns, political uncertainty ahead of elections in 2022, and a slowing economy. Underweight positions and poor stock selection in Taiwan and India, which outperformed Index strongly, also negatively impacted the Fund. On the contrary, stock selection in China, South Africa, and Korea benefited performance for the year. From a factor perspective, momentum and value were the best-performing factors for the year, while volatility, growth, and quality underperformed. Volatility, in particular, negatively impacted the Fund during the second half of the year.

12

Victory Portfolios

Victory Sophus Emerging Markets Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	5/1/97		8/7/00		5/15/01	11/15/16	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI Emerging Markets Index[1]
One Year	–4.35%	–9.86%	–5.16%	–6.07%	–4.57%	–3.93%	–4.01%	–2.54%
Five Year	9.56%	8.27%	8.68%	8.68%	9.30%	10.07%	9.95%	9.87%
Ten Year	4.68%	4.06%	3.85%	3.85%	4.41%	NA	5.03%	5.49%
Since Inception	NA	NA	NA	NA	NA	10.19%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Sophus Emerging Markets Fund — Growth of $10,000

1The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

13

Victory Portfolios Victory RS International Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Nestle SA, Registered Shares	4.2%
Roche Holding AG	3.6%
LVMH Moet Hennessy Louis Vuitton SE	3.1%
Toyota Motor Corp.	3.1%
Siemens AG, Registered Shares	2.6%
SAP SE	2.2%
Diageo PLC	2.1%
Atlas Copco AB, Class B	2.0%
Capgemini SE	2.0%
Allianz SE, Registered Shares	1.9%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

14

Victory Portfolios Victory RS Global Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Apple, Inc.	5.2%
Microsoft Corp.	5.0%
NVIDIA Corp.	2.5%
Alphabet, Inc., Class C	2.5%
Amazon.com, Inc.	2.2%
McDonald's Corp.	2.1%
Meta Platforms, Inc., Class A	2.0%
Prologis, Inc.	1.9%
S&P Global, Inc.	1.8%
Johnson & Johnson	1.7%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

15

Victory Portfolios Victory Sophus Emerging Markets Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	7.9%
Samsung Electronics Co. Ltd.	5.0%
Tencent Holdings Ltd.	4.4%
Infosys Ltd.	2.6%
Alibaba Group Holding Ltd.	2.5%
China Merchants Bank Co. Ltd., Class H	1.6%
MediaTek, Inc.	1.5%
Sberbank of Russia PJSC	1.4%
Gazprom PJSC	1.4%
NetEase, Inc.	1.3%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

16

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (96.3%)
Australia (6.0%):
Consumer Discretionary (1.0%):
Aristocrat Leisure Ltd.	144,570	$4,585,186
Financials (1.2%):
Macquarie Group Ltd.	34,550	5,163,649
Health Care (1.4%):
CSL Ltd.	28,765	6,082,551
Materials (1.4%):
BHP Group Ltd. (a)	195,626	5,905,069
Real Estate (1.0%):
Scentre Group	1,895,035	4,358,397
		26,094,852
Belgium (1.0%):
Information Technology (1.0%):
Melexis NV	36,426	4,340,007
China (1.2%):
Communication Services (0.7%):
Tencent Holdings Ltd.	49,600	2,894,308
Financials (0.5%):
China Merchants Bank Co. Ltd., Class H	285,000	2,217,251
		5,111,559
Denmark (1.5%):
Consumer Discretionary (0.5%):
Pandora A/S	17,394	2,163,937
Consumer Staples (1.0%):
Royal Unibrew A/S	38,474	4,328,230
		6,492,167
France (8.9%):
Consumer Discretionary (4.1%):
La Francaise des Jeux SAEM (b)	103,015	4,564,971
LVMH Moet Hennessy Louis Vuitton SE	16,405	13,556,393
		18,121,364
Energy (0.4%):
Gaztransport Et Technigaz SA	20,476	1,910,342
Industrials (0.7%):
Safran SA	24,828	3,039,245
Information Technology (2.0%):
Capgemini SE	35,808	8,775,038
Materials (1.7%):
Arkema SA	51,834	7,315,420
		39,161,409

See notes to financial statements.

17

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Germany (7.9%):
Consumer Discretionary (1.1%):
Volkswagen AG, Preference Shares	23,797	$4,779,978
Financials (1.9%):
Allianz SE, Registered Shares	36,006	8,491,548
Industrials (2.7%):
Siemens AG, Registered Shares	66,917	11,589,145
Information Technology (2.2%):
SAP SE	68,713	9,669,742
		34,530,413
Hong Kong (2.9%):
Financials (1.5%):
AIA Group Ltd.	636,600	6,425,313
Real Estate (1.4%):
CK Asset Holdings Ltd.	1,014,000	6,396,483
		12,821,796
Italy (4.0%):
Health Care (1.4%):
Recordati Industria Chimica e Farmaceutica SpA	92,193	5,919,546
Utilities (2.6%):
Enel SpA	816,635	6,529,280
Snam SpA	811,768	4,888,971
		11,418,251
		17,337,797
Japan (21.5%):
Communication Services (1.6%):
Capcom Co. Ltd.	139,700	3,290,695
Kakaku.com, Inc.	142,900	3,820,850
		7,111,545
Consumer Discretionary (4.1%):
Toyota Motor Corp.	732,000	13,531,610
ZOZO, Inc.	141,300	4,406,520
		17,938,130
Consumer Staples (1.0%):
Toyo Suisan Kaisha Ltd.	107,100	4,541,659
Financials (2.5%):
JAFCO Group Co. Ltd.	35,500	2,042,725
Mitsubishi UFJ Financial Group, Inc.	887,500	4,830,861
Tokio Marine Holdings, Inc.	70,900	3,947,664
		10,821,250

See notes to financial statements.

18

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Health Care (3.3%):
Hoya Corp.	57,200	$8,489,488
Shionogi & Co. Ltd.	82,100	5,776,441
		14,265,929
Industrials (4.6%):
en Japan, Inc.	91,500	2,586,282
Fuji Electric Co. Ltd.	153,700	8,397,804
Nippon Yusen KK	53,900	4,110,749
OKUMA Corp.	49,200	2,190,018
Sanwa Holdings Corp.	277,900	2,967,926
		20,252,779
Information Technology (3.1%):
Fujitsu Ltd.	38,600	6,633,659
Oracle Corp.	26,400	2,006,050
Ulvac, Inc.	76,000	4,754,847
		13,394,556
Real Estate (0.6%):
Sumitomo Realty & Development Co. Ltd.	89,400	2,636,045
Utilities (0.7%):
Chubu Electric Power Co., Inc.	303,100	3,202,056
		94,163,949
Netherlands (5.4%):
Communication Services (1.2%):
Koninklijke KPN NV	1,689,041	5,236,602
Financials (1.6%):
ING Groep NV	510,095	7,091,199
Industrials (1.4%):
Wolters Kluwer NV	51,288	6,036,090
Information Technology (1.2%):
ASM International NV	11,766	5,193,240
		23,557,131
New Zealand (0.7%):
Health Care (0.7%):
Fisher & Paykel Healthcare Corp. Ltd.	133,586	2,991,937
Norway (1.8%):
Energy (0.5%):
Aker BP ASA	68,655	2,111,921
Financials (1.3%):
SpareBank 1 SMN	331,931	5,604,935
		7,716,856
Spain (1.4%):
Communication Services (0.0%): (c)
Telefonica SA (a)	43,535	188,760

See notes to financial statements.

19

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Financials (1.4%):
Banco Bilbao Vizcaya Argentaria SA	1,005,595	$5,963,615
		6,152,375
Sweden (2.6%):
Industrials (2.6%):
Atlas Copco AB, Class B	149,705	8,796,827
Nibe Industrier AB, Class B	187,604	2,835,690
		11,632,517
Switzerland (13.7%):
Consumer Staples (5.2%):
Coca-Cola HBC AG	120,537	4,172,888
Nestle SA, Registered Shares	132,929	18,565,303
		22,738,191
Financials (2.3%):
Partners Group Holding AG	2,971	4,906,170
UBS Group AG	288,968	5,188,481
		10,094,651
Health Care (5.3%):
Novartis AG, Registered Shares	83,085	7,303,252
Roche Holding AG	37,894	15,725,930
		23,029,182
Industrials (0.9%):
Adecco Group AG	76,824	3,916,039
		59,778,063
United Kingdom (15.8%):
Communication Services (0.8%):
ITV PLC (d)	2,348,090	3,529,996
Consumer Discretionary (1.0%):
Next PLC	38,636	4,272,495
Consumer Staples (3.0%):
Diageo PLC	168,642	9,219,034
Imperial Brands PLC	182,689	4,002,878
		13,221,912
Energy (3.2%):
BP PLC	1,624,955	7,279,512
Royal Dutch Shell PLC, Class A	304,913	6,680,794
		13,960,306
Financials (2.3%):
Close Brothers Group PLC	130,759	2,493,500
Intermediate Capital Group PLC	123,578	3,679,586
Legal & General Group PLC	943,550	3,809,652
		9,982,738

See notes to financial statements.

20

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Health Care (0.5%):
CVS Group PLC	76,609	$2,327,728
Industrials (1.4%):
Ashtead Group PLC	79,370	6,397,233
Materials (3.6%):
Croda International PLC	56,584	7,749,008
Evraz PLC	234,777	1,919,151
Rio Tinto PLC	90,486	5,966,150
		15,634,309
		69,326,717
Total Common Stocks (Cost $345,307,949)		421,209,545
Exchange-Traded Funds (0.8%)
United States (0.8%):
iShares MSCI EAFE ETF	45,813	3,604,567
Total Exchange-Traded Funds (Cost $3,525,477)		3,604,567
Collateral for Securities Loaned (0.6%)^
United States (0.6%):
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (e)	55,088	55,088
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (e)	1,081,934	1,081,934
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (e)	27,492	27,492
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (e)	219,209	219,209
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (e)	985,608	985,608
Total Collateral for Securities Loaned (Cost $2,369,331)		2,369,331
Total Investments (Cost $351,202,757) — 97.7%		427,183,443
Other assets in excess of liabilities — 2.3%		10,199,185
NET ASSETS — 100.00%		$437,382,628

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $4,564,971 and amounted to 1.0% of net assets.

(c)  Amount represents less than 0.05% of net assets.

(d)  Non-income producing security.

(e)  Rate disclosed is the daily yield on December 31, 2021.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

21

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (95.9%)
Australia (2.3%):
Consumer Discretionary (0.8%):
Aristocrat Leisure Ltd.	92,104	$2,921,173
Financials (0.6%):
Macquarie Group Ltd.	15,233	2,276,639
Health Care (0.9%):
CSL Ltd.	14,237	3,010,508
		8,208,320
Belgium (0.6%):
Information Technology (0.6%):
Melexis NV	17,777	2,118,056
Bermuda (0.5%):
Industrials (0.5%):
Triton International Ltd.	31,556	1,900,618
Canada (4.3%):
Consumer Staples (1.0%):
Alimentation Couche-Tard, Inc.	86,492	3,624,349
Energy (0.5%):
Parex Resources, Inc.	105,690	1,805,788
Industrials (0.6%):
Canadian Pacific Railway Ltd.	31,054	2,233,786
Information Technology (1.3%):
Constellation Software, Inc.	2,392	4,438,552
Materials (0.9%):
Kirkland Lake Gold Ltd.	70,458	2,953,019
		15,055,494
China (2.2%):
Communication Services (0.9%):
Tencent Holdings Ltd.	56,200	3,279,438
Consumer Staples (0.5%):
Foshan Haitian Flavouring & Food Co. Ltd., Class A	99,772	1,644,228
Financials (0.8%):
Industrial & Commercial Bank of China Ltd., Class H	5,045,000	2,845,892
		7,769,558
Denmark (0.9%):
Consumer Discretionary (0.3%):
Pandora A/S	8,347	1,038,426
Consumer Staples (0.6%):
Royal Unibrew A/S	19,613	2,206,414
		3,244,840

See notes to financial statements.

22

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
France (2.8%):
Consumer Discretionary (0.6%):
La Francaise des Jeux SAEM (a)	43,483	$1,926,890
Energy (0.4%):
Gaztransport Et Technigaz SA	15,811	1,475,113
Industrials (0.8%):
Safran SA	22,680	2,776,304
Materials (1.0%):
Arkema SA	24,580	3,469,017
		9,647,324
Germany (0.6%):
Consumer Discretionary (0.6%):
Volkswagen AG, Preference Shares	10,700	2,149,253
Indonesia (1.0%):
Communication Services (1.0%):
PT Telkom Indonesia Persero Tbk	11,697,000	3,338,935
Ireland (1.2%):
Industrials (1.2%):
Eaton Corp. PLC	24,750	4,277,295
Italy (1.9%):
Health Care (0.7%):
Recordati Industria Chimica e Farmaceutica SpA	38,406	2,465,980
Utilities (1.2%):
Enel SpA	227,207	1,816,599
Snam SpA	418,154	2,518,383
		4,334,982
		6,800,962
Japan (5.4%):
Communication Services (1.0%):
Capcom Co. Ltd.	68,900	1,622,970
Kakaku.com, Inc.	73,500	1,965,238
		3,588,208
Consumer Discretionary (0.6%):
ZOZO, Inc.	70,500	2,198,582
Consumer Staples (0.4%):
Toyo Suisan Kaisha Ltd.	29,500	1,250,970
Financials (1.2%):
JAFCO Group Co. Ltd.	23,600	1,357,981
Mitsubishi UFJ Financial Group, Inc.	504,100	2,743,929
		4,101,910
Health Care (0.6%):
Hoya Corp.	15,400	2,285,631

See notes to financial statements.

23

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Industrials (1.1%):
Fuji Electric Co. Ltd.	19,600	$1,070,898
Nippon Yusen KK	34,400	2,623,557
		3,694,455
Information Technology (0.5%):
Ulvac, Inc.	29,000	1,814,350
		18,934,106
Korea, Republic Of (1.3%):
Information Technology (1.3%):
Samsung Electronics Co. Ltd.	71,254	4,680,195
Netherlands (0.8%):
Information Technology (0.8%):
ASM International NV	6,393	2,821,722
New Zealand (0.5%):
Health Care (0.5%):
Fisher & Paykel Healthcare Corp. Ltd.	75,553	1,692,167
Norway (1.1%):
Energy (0.5%):
Aker BP ASA	63,302	1,947,256
Financials (0.6%):
SpareBank 1 SMN	115,336	1,947,545
		3,894,801
Singapore (0.3%):
Financials (0.3%):
Singapore Exchange Ltd.	170,500	1,177,218
South Africa (0.6%):
Consumer Discretionary (0.6%):
Mr Price Group Ltd.	158,581	1,990,207
Spain (0.7%):
Financials (0.7%):
Banco Bilbao Vizcaya Argentaria SA	389,601	2,310,503
Sweden (1.8%):
Industrials (1.8%):
Atlas Copco AB, Class B	66,113	3,884,871
Nibe Industrier AB, Class B	162,348	2,453,938
		6,338,809
Switzerland (2.5%):
Financials (0.6%):
Partners Group Holding AG	1,316	2,173,181
Health Care (1.4%):
Roche Holding AG	12,091	5,017,739
See notes to financial statements.

24

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Industrials (0.5%):
Adecco Group AG	34,257	$1,746,222
		8,937,142
Taiwan (2.2%):
Financials (1.3%):
Cathay Financial Holding Co. Ltd.	2,031,000	4,577,198
Information Technology (0.9%):
Lite-On Technology Corp.	1,296,000	2,985,438
		7,562,636
United Kingdom (5.2%):
Communication Services (0.4%):
ITV PLC (b)	878,554	1,320,772
Consumer Discretionary (0.4%):
Next PLC	13,829	1,529,256
Consumer Staples (0.6%):
Imperial Brands PLC	87,183	1,910,257
Financials (0.9%):
Close Brothers Group PLC	46,638	889,360
Intermediate Capital Group PLC	69,853	2,079,902
		2,969,262
Industrials (0.6%):
Ashtead Group PLC	26,720	2,153,636
Materials (2.3%):
Croda International PLC	27,195	3,724,273
Evraz PLC	175,191	1,432,074
Rio Tinto PLC	46,342	3,055,537
		8,211,884
		18,095,067
United States (55.2%):
Communication Services (4.4%):
Alphabet, Inc., Class C (b)	2,982	8,628,685
Meta Platforms, Inc., Class A (b)	20,531	6,905,602
		15,534,287
Consumer Discretionary (7.8%):
Amazon.com, Inc. (b)	2,289	7,632,304
McDonald's Corp.	27,408	7,347,263
PulteGroup, Inc.	97,545	5,575,672
Ross Stores, Inc.	37,374	4,271,101
Tesla, Inc. (b)	2,500	2,641,950
		27,468,290

See notes to financial statements.

25

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Consumer Staples (4.3%):
Colgate-Palmolive Co.	49,472	$4,221,940
PepsiCo, Inc.	31,834	5,529,884
The Estee Lauder Cos., Inc.	14,619	5,411,954
		15,163,778
Energy (1.5%):
Cactus, Inc., Class A	62,330	2,376,643
ConocoPhillips	42,252	3,049,749
		5,426,392
Financials (7.0%):
Bank of America Corp.	106,421	4,734,670
JPMorgan Chase & Co.	31,861	5,045,189
LPL Financial Holdings, Inc.	21,268	3,404,794
S&P Global, Inc.	13,091	6,178,036
Synchrony Financial	50,963	2,364,174
The PNC Financial Services Group, Inc.	13,283	2,663,507
		24,390,370
Health Care (7.2%):
Amedisys, Inc. (b)	6,868	1,111,792
Amgen, Inc.	16,288	3,664,311
CVS Health Corp.	48,622	5,015,845
Eli Lilly & Co.	18,207	5,029,138
IDEXX Laboratories, Inc. (b)	6,719	4,424,193
Johnson & Johnson	34,231	5,855,897
		25,101,176
Industrials (1.1%):
Honeywell International, Inc.	18,353	3,826,784
Information Technology (19.0%):
Apple, Inc.	103,414	18,363,224
Cisco Systems, Inc.	90,552	5,738,280
Fortinet, Inc. (b)	15,584	5,600,890
Mastercard, Inc., Class A	15,390	5,529,935
Microsoft Corp.	52,672	17,714,647
NVIDIA Corp.	30,286	8,907,415
Texas Instruments, Inc.	26,427	4,980,697
		66,835,088
Real Estate (1.9%):
Prologis, Inc.	38,600	6,498,696
Utilities (1.0%):
MGE Energy, Inc.	40,519	3,332,688
		193,577,549
Total Common Stocks (Cost $244,960,288)		336,522,777

See notes to financial statements.

26

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Exchange-Traded Funds (1.2%)
United States (1.2%):
iShares MSCI ACWI ETF (c)	39,156	$4,141,922
Total Exchange-Traded Funds (Cost $3,959,116)		4,141,922
Collateral for Securities Loaned (1.2%)^
United States (1.2%):
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (d)	97,379	97,379
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (d)	1,912,526	1,912,526
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (d)	48,597	48,597
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (d)	387,495	387,495
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (d)	1,742,252	1,742,252
Total Collateral for Securities Loaned (Cost $4,188,249)		4,188,249
Total Investments (Cost $253,107,653) — 98.3%		344,852,948
Other assets in excess of liabilities — 1.7%		6,042,646
NET ASSETS — 100.00%		$350,895,594

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $1,926,890 and amounted to 0.5% of net assets.

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rate disclosed is the daily yield on December 31, 2021.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

27

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (99.0%)
Brazil (3.5%):
Consumer Discretionary (0.9%):
Vibra Energia SA	1,222,400	$4,687,835
Consumer Staples (0.9%):
Sendas Distribuidora SA	877,209	2,046,513
SLC Agricola SA	284,600	2,301,670
		4,348,183
Financials (0.6%):
Itau Unibanco Holding SA, ADR	759,065	2,846,494
Industrials (0.7%):
Randon SA Implementos e Participacoes, Preference Shares	941,100	1,828,606
SIMPAR SA	858,264	1,789,400
		3,618,006
Materials (0.4%):
Dexco SA	733,480	1,961,306
		17,461,824
Canada (0.7%):
Energy (0.7%):
Parex Resources, Inc.	217,556	3,717,098
Chile (0.0%): (a)
Financials (0.0%):
Banco de Credito e Inversiones SA	1	29
China (26.1%):
Communication Services (6.6%):
Baidu, Inc., ADR (b)	27,212	4,048,874
NetEase, Inc., ADR	64,371	6,551,680
Tencent Holdings Ltd.	379,015	22,116,659
		32,717,213
Consumer Discretionary (6.5%):
Alibaba Group Holding Ltd., ADR (b)	107,176	12,731,437
BYD Co. Ltd., Class H	83,000	2,807,513
Fuyao Glass Industry Group Co. Ltd., Class H (c)	425,600	2,201,067
JD.com, Inc., ADR (b)	93,073	6,521,625
Jiumaojiu International Holdings Ltd. (c)	1,080,000	1,899,158
Meituan, Class B (b) (c)	153,100	4,427,410
Topsports International Holdings Ltd. (c)	1,932,000	1,956,860
		32,545,070
Consumer Staples (1.2%):
Chacha Food Co. Ltd., Class A	297,578	2,862,494
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	482,800	3,142,784
		6,005,278

See notes to financial statements.

28

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Financials (2.6%):
China Merchants Bank Co. Ltd., Class H	1,050,000	$8,168,819
Postal Savings Bank of China Co. Ltd., Class H (c)	6,904,000	4,848,472
		13,017,291
Health Care (2.3%):
Hygeia Healthcare Holdings Co. Ltd. (c) (d)	356,200	2,231,070
Pharmaron Beijing Co. Ltd., Class H (c)	133,900	2,067,839
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	53,200	3,179,768
Wuxi Biologics Cayman, Inc. (b) (c)	352,905	4,178,142
		11,656,819
Industrials (1.8%):
China Railway Group Ltd., Class H	7,283,000	3,853,958
Xinte Energy Co. Ltd., Class H	1,084,800	2,013,487
Zhefu Holding Group Co. Ltd., Class A	2,575,500	2,876,950
		8,744,395
Information Technology (2.8%):
Chinasoft International Ltd.	3,510,000	4,577,353
Luxshare Precision Industry Co. Ltd., Class A	388,600	3,001,700
WUS Printed Circuit Kunshan Co. Ltd., Class A	1,510,850	3,935,068
Yonyou Network Technology Co. Ltd., Class A	474,000	2,669,002
		14,183,123
Materials (1.5%):
China Hongqiao Group Ltd.	2,966,000	3,135,023
Wanhua Chemical Group Co. Ltd., Class A	273,000	4,324,969
		7,459,992
Utilities (0.8%):
China Longyuan Power Group Corp. Ltd., Class H	1,761,000	4,113,507
		130,442,688
Greece (1.2%):
Financials (0.6%):
National Bank of Greece SA (b)	917,958	3,062,303
Industrials (0.6%):
Mytilineos SA	159,604	2,749,380
		5,811,683
Hong Kong (4.0%):
Consumer Discretionary (1.1%):
Bosideng International Holdings Ltd.	4,770,000	3,005,214
JS Global Lifestyle Co. Ltd. (c)	1,407,000	2,369,353
		5,374,567
Financials (0.9%):
BOC Hong Kong Holdings Ltd.	1,331,500	4,366,802
Industrials (0.6%):
Pacific Basin Shipping Ltd.	7,576,000	2,785,115

See notes to financial statements.

29

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Information Technology (0.5%):
ASM Pacific Technology Ltd.	247,300	$2,672,598
Real Estate (0.9%):
China Resources Land Ltd.	1,098,000	4,626,681
		19,825,763
India (10.2%):
Consumer Discretionary (0.8%):
Balkrishna Industries Ltd.	125,349	3,907,061
Energy (1.0%):
Hindustan Petroleum Corp. Ltd.	1,306,587	5,125,466
Financials (1.3%):
Cholamandalam Investment & Finance Co. Ltd.	491,534	3,428,429
UTI Asset Management Co. Ltd.	230,079	3,254,106
		6,682,535
Health Care (1.5%):
Apollo Hospitals Enterprise Ltd.	59,087	3,977,612
Dr Reddy's Laboratories Ltd.	49,598	3,268,508
		7,246,120
Industrials (1.0%):
Larsen & Toubro Ltd.	202,698	5,148,936
Information Technology (3.1%):
Infosys Ltd., ADR	509,189	12,887,573
WNS Holdings Ltd., ADR (b)	30,321	2,674,919
		15,562,492
Materials (1.5%):
Dalmia Bharat Ltd.	140,495	3,482,599
Tata Steel Ltd.	250,282	3,721,955
		7,204,554
		50,877,164
Indonesia (1.2%):
Communication Services (0.7%):
PT Telkom Indonesia Persero Tbk	12,432,900	3,548,999
Financials (0.5%):
PT Bank Mandiri Persero Tbk	5,126,200	2,531,655
		6,080,654
Korea, Republic Of (16.1%):
Communication Services (1.4%):
JYP Entertainment Corp.	76,554	3,257,672
LG Uplus Corp.	347,528	3,965,915
		7,223,587

See notes to financial statements.

30

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Consumer Discretionary (1.3%):
Hanon Systems	273,996	$3,098,778
Shinsegae, Inc.	14,882	3,176,246
		6,275,024
Financials (3.3%):
DB Insurance Co. Ltd.	68,718	3,120,376
Hana Financial Group, Inc.	128,564	4,542,623
Samsung Securities Co. Ltd.	85,695	3,231,495
Woori Financial Group, Inc.	529,829	5,650,982
		16,545,476
Health Care (1.3%):
Hugel, Inc. (b)	14,019	1,808,975
InBody Co. Ltd.	65,841	1,279,901
Samsung Biologics Co. Ltd. (b) (c)	4,472	3,396,048
		6,484,924
Industrials (2.0%):
CJ Corp.	31,998	2,242,520
Hyundai Engineering & Construction Co. Ltd.	67,564	2,521,331
LG Corp.	29,053	1,977,811
Samsung Engineering Co. Ltd. (b)	169,187	3,253,353
		9,995,015
Information Technology (5.6%):
Innox Advanced Materials Co. Ltd.	79,449	3,078,963
Samsung Electronics Co. Ltd.	387,173	25,110,849
		28,189,812
Materials (1.2%):
Kolon Industries, Inc.	34,845	2,075,685
PI Advanced Materials Co. Ltd.	81,503	3,772,175
		5,847,860
		80,561,698
Malaysia (1.3%):
Consumer Discretionary (0.6%):
MR DIY Group M Bhd (c)	3,680,200	3,191,110
Financials (0.7%):
Public Bank Bhd	3,465,200	3,460,157
		6,651,267
Mexico (2.8%):
Consumer Discretionary (0.5%):
Alsea SAB de CV (b)	1,389,303	2,575,561
Financials (0.9%):
Grupo Financiero Banorte SAB de CV, Class O	711,784	4,625,175
Materials (0.8%):
Cemex SAB de CV, ADR (b)	594,806	4,032,785

See notes to financial statements.

31

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Real Estate (0.6%):
Corp Inmobiliaria Vesta SAB de CV	1,452,117	$2,924,678
		14,158,199
Peru (0.7%):
Financials (0.7%):
Credicorp Ltd.	27,943	3,411,002
Philippines (0.5%):
Financials (0.5%):
BDO Unibank, Inc.	1,040,380	2,462,984
Russian Federation (4.4%):
Consumer Staples (0.6%):
Magnit PJSC	41,301	2,991,986
Energy (2.4%):
Gazprom PJSC	1,511,910	6,936,375
Rosneft Oil Co. PJSC, GDR	608,447	4,893,523
		11,829,898
Financials (1.4%):
Sberbank of Russia PJSC, ADR	446,943	7,153,762
		7,153,762
		21,975,646
Saudi Arabia (2.7%):
Consumer Discretionary (0.7%):
Leejam Sports Co. JSC	108,097	3,131,494
Financials (2.0%):
Alinma Bank	578,490	3,685,797
The Saudi National Bank	374,590	6,422,538
		10,108,335
		13,239,829
Singapore (0.5%):
Communication Services (0.5%):
Sea Ltd., ADR (b)	12,104	2,707,786
South Africa (3.4%):
Communication Services (1.0%):
MTN Group Ltd. (b)	459,506	4,928,701
Financials (1.6%):
Absa Group Ltd. (d)	372,031	3,562,913
Capitec Bank Holdings Ltd.	35,677	4,568,308
		8,131,221

See notes to financial statements.

32

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Materials (0.8%):
Impala Platinum Holdings Ltd.	289,043	$4,080,167
		17,140,089
Taiwan (15.1%):
Financials (2.0%):
CTBC Financial Holding Co. Ltd.	5,378,000	5,039,934
Yuanta Financial Holding Co. Ltd.	5,601,760	5,118,689
		10,158,623
Health Care (0.5%):
Pegavision Corp.	144,000	2,215,925
Information Technology (11.9%):
ASE Technology Holding Co. Ltd.	687,000	2,655,676
Gold Circuit Electronics Ltd.	1,207,000	3,305,902
Hon Hai Precision Industry Co. Ltd.	1,115,000	4,182,920
MediaTek, Inc.	175,000	7,511,882
Taiwan Semiconductor Manufacturing Co. Ltd.	1,774,998	39,278,926
Unimicron Technology Corp.	323,000	2,688,969
		59,624,275
Materials (0.7%):
Formosa Plastics Corp.	866,000	3,251,510
		75,250,333
Thailand (3.5%):
Energy (0.8%):
PTT PCL (d)	3,421,300	3,883,314
Financials (0.9%):
The Siam Commercial Bank PCL	1,194,200	4,533,716
Health Care (0.5%):
Mega Lifesciences PCL	1,817,500	2,741,856
Materials (0.6%):
Indorama Ventures PCL	2,412,300	3,119,396
Real Estate (0.7%):
AP Thailand PCL	11,383,200	3,254,273
		17,532,555
Turkey (0.4%):
Industrials (0.4%):
Turkiye Sise ve Cam Fabrikalari A/S	2,187,031	2,225,834
United Kingdom (0.7%):
Materials (0.7%):
Anglo American PLC	85,171	3,502,649
Total Common Stocks (Cost $438,941,267)		495,036,774

See notes to financial statements.

33

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Collateral for Securities Loaned (0.7%)^
United States (0.7%):
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (e)	82,868	$82,868
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (e)	1,627,537	1,627,537
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (e)	41,355	41,355
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (e)	329,753	329,753
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (e)	1,482,636	1,482,636
Total Collateral for Securities Loaned (Cost $3,564,149)		3,564,149
Total Investments (Cost $442,505,416) — 99.7%		498,600,923
Other assets in excess of liabilities — 0.3%		1,517,668
NET ASSETS — 100.00%		$500,118,591

^  Purchased with cash collateral from securities on loan.

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $32,766,529 and amounted to 6.6% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rate disclosed is the daily yield on December 31, 2021.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

34

Victory Portfolios	Statements of Assets and Liabilities December 31, 2021
	Victory RS International Fund		Victory RS Global Fund		Victory Sophus Emerging Markets Fund
Assets:
Investments, at value (Cost $351,202,757, $253,107,653 and $442,505,416)	$427,183,443	(a)	$344,852,948	(b)	$498,600,923	(c)
Foreign currency, at value (Cost $220,176, $82,855 and $515,215)	221,713		83,188		515,123
Cash	11,861,564		9,468,379		3,645,972
Receivables:
Interest and dividends	86,681		148,343		1,231,982
Capital shares issued	32,187		727,655		330,983
Investments sold	—		—		1,256,592
Reclaims	829,584		114,760		4,632
From Adviser	81,895		175,207		277,624
Prepaid expenses	25,727		25,205		25,131
Total Assets	440,322,794		355,595,685		505,888,962
Liabilities:
Payables:
Collateral received on loaned securities	2,369,331		4,188,249		3,564,149
Capital shares redeemed	171,256		216,400		912,723
Accrued foreign capital gains taxes	—		—		633,965
Accrued expenses and other payables:
Investment advisory fees	290,782		172,417		427,649
Administration fees	22,837		17,140		26,507
Custodian fees	9,225		7,505		55,301
Transfer agent fees	33,163		57,070		76,066
Compliance fees	248		196		297
12b-1 fees	3,680		10,618		9,227
Other accrued expenses	39,644		30,496		64,487
Total Liabilities	2,940,166		4,700,091		5,770,371
Net Assets:
Capital	364,377,992		262,936,274		446,404,910
Total accumulated earnings/(loss)	73,004,636		87,959,320		53,713,681
Net Assets	$437,382,628		$350,895,594		$500,118,591
Net Assets
Class A	$25,554,606		$71,791,763		$54,194,111
Class C	1,147,209		4,220,614		1,684,365
Class R	1,959,159		5,487,714		11,840,164
Class R6	296,211,063		99,708,440		174,198,466
Class Y	112,510,591		169,687,063		258,201,485
Total	$437,382,628		$350,895,594		$500,118,591

(continues on next page)

See notes to financial statements.

35

Victory Portfolios	Statements of Assets and Liabilities December 31, 2021

  (continued)

	Victory RS International Fund	Victory RS Global Fund	Victory Sophus Emerging Markets Fund
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	1,731,378	3,506,364	2,388,270
Class C	109,788	213,898	100,893
Class R	142,722	213,252	558,880
Class R6	24,531,617	6,600,177	7,548,521
Class Y	7,739,159	8,356,672	11,309,661
Total	34,254,664	18,890,363	21,906,225
Net asset value, offering (except Class A) and redemption price per share:
Class A	$14.76	$20.47	$22.69
Class C (d)	10.45	19.73	16.69
Class R	13.73	25.73	21.19
Class R6	12.07	15.11	23.08
Class Y	14.54	20.31	22.83
Maximum Sales Charge — Class A	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$15.66	$21.72	$24.07

(a)  Includes $2,251,095 of securities on loan.

(b)  Includes $4,092,840 of securities on loan.

(c)  Includes $3,370,251 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

36

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2021
	Victory RS International Fund	Victory RS Global Fund	Victory Sophus Emerging Markets Fund
Investment Income:
Dividends	$13,484,140	$5,748,608	$12,286,185
Interest	37	543	824
Securities lending (net of fees)	19,497	10,702	22,751
Foreign tax withholding	(1,506,650)	(447,365)	(1,423,888)
Total Income	11,997,024	5,312,488	10,885,872
Expenses:
Investment advisory fees	3,315,345	1,993,966	5,317,327
Administration fees	228,496	151,952	293,367
Sub-Administration fees	17,000	17,000	17,000
12b-1 fees — Class A	64,289	131,341	153,085
12b-1 fees — Class C	11,655	37,338	25,067
12b-1 fees — Class R	9,967	25,179	66,102
Custodian fees	63,117	48,473	338,498
Transfer agent fees — Class A	48,347	105,451	104,165
Transfer agent fees — Class C	1,512	5,787	3,653
Transfer agent fees — Class R	3,856	6,197	21,810
Transfer agent fees — Class R6	562	783	2,824
Transfer agent fees — Class Y	116,087	162,579	337,774
Trustees' fees	26,913	17,105	34,116
Compliance fees	2,984	1,931	3,840
Legal and audit fees	28,380	23,549	54,619
State registration and filing fees	66,308	92,769	76,931
Interfund lending fees	—	—	197
Interest fees	—	—	4,974
Other expenses	70,228	50,325	117,130
Total Expenses	4,075,046	2,871,725	6,972,479
Expenses waived/reimbursed by Adviser	(478,133)	(1,055,677)	(1,536,446)
Net Expenses	3,596,913	1,816,048	5,436,033
Net Investment Income (Loss)	8,400,111	3,496,440	5,449,839
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	18,558,540	8,218,750	41,883,141
Foreign taxes on realized gains	—	(21,276)	(407,188)
Net change in unrealized appreciation/ depreciation on investment securities and foreign currency translations	27,076,805	43,667,211	(72,527,725)
Net change in accrued foreign taxes on unrealized gains	—	42,924	(302,084)
Net realized/unrealized gains (losses) on investments	45,635,345	51,907,609	(31,353,856)
Change in net assets resulting from operations	$54,035,456	$55,404,049	$(25,904,017)

See notes to financial statements.

37

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS International Fund		Victory RS Global Fund		Victory Sophus Emerging Markets Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$8,400,111	$6,233,926	$3,496,440	$1,597,803	$5,449,839	$2,682,534
Net realized gains (losses) from investments	18,558,540	(8,724,622)	8,197,474	(1,393,847)	41,475,953	(8,613,532)
Net change in unrealized appreciation/ depreciation on investments	27,076,805	28,956,558	43,710,135	29,593,557	(72,829,809)	60,954,839
Change in net assets resulting from operations	54,035,456	26,465,862	55,404,049	29,797,513	(25,904,017)	55,023,841
Distributions to Shareholders:
Class A	(1,039,350)	(274,567)	(2,189,789)	(331,988)	(2,138,975)	(535,962)
Class C	(57,816)	(10,582)	(108,980)	(1,968)	(71,226)	(13,061)
Class R	(80,118)	(18,299)	(124,953)	(15,302)	(470,900)	(104,197)
Class R6	(15,469,430)	(4,128,368)	(4,331,090)	(385,647)	(7,458,475)	(1,356,685)
Class Y	(4,887,821)	(1,376,768)	(5,612,312)	(921,568)	(11,195,767)	(3,274,466)
From return of capital:
Class A	—	—	—	—	(26,869)	—
Class C	—	—	—	—	(311)	—
Class R	—	—	—	—	(5,030)	—
Class R6	—	—	—	—	(115,990)	—
Class Y	—	—	—	—	(170,813)	—
Change in net assets resulting from distributions to shareholders	(21,534,535)	(5,808,584)	(12,367,124)	(1,656,473)	(21,654,356)	(5,284,371)
Change in net assets resulting from capital transactions	23,244,315	80,166,899	87,147,589	107,968,352	74,677,705	13,691,046
Change in net assets	55,745,236	100,824,177	130,184,514	136,109,392	27,119,332	63,430,516
Net Assets:
Beginning of period	381,637,392	280,813,215	220,711,080	84,601,688	472,999,259	409,568,743
End of period	$437,382,628	$381,637,392	$350,895,594	$220,711,080	$500,118,591	$472,999,259

(continues on next page)

See notes to financial statements.

38

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS International Fund		Victory RS Global Fund		Victory Sophus Emerging Markets Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$3,782,204	$5,891,859	$30,273,412	$27,939,328	$12,169,687	$6,957,366
Distributions reinvested	1,026,274	269,013	2,189,490	331,945	2,131,142	522,611
Cost of shares redeemed	(5,581,683)	(6,074,845)	(19,928,713)	(9,924,361)	(15,751,498)	(16,658,257)
Total Class A	$(773,205)	$86,027	$12,534,189	$18,346,912	$(1,450,669)	$(9,178,280)
Class C
Proceeds from shares issued	$—	$214,019	$681,553	$1,659,100	$72,763	$127,024
Distributions reinvested	57,816	10,582	108,980	1,968	71,469	13,061
Cost of shares redeemed	(237,775)	(487,454)	(669,835)	(1,700,108)	(1,633,676)	(2,713,128)
Total Class C	$(179,959)	$(262,853)	$120,698	$(39,040)	$(1,489,444)	$(2,573,043)
Class R
Proceeds from shares issued	$209,980	$518,709	$420,305	$1,990,563	$1,691,004	$1,471,645
Distributions reinvested	80,117	18,299	124,953	15,299	475,168	104,042
Cost of shares redeemed	(518,332)	(1,230,005)	(385,111)	(602,183)	(2,910,119)	(3,568,641)
Total Class R	$(228,235)	$(692,997)	$160,147	$1,403,679	$(743,947)	$(1,992,954)
Class R6
Proceeds from shares issued	$22,800,521	$73,968,309	$43,038,792	$41,962,795	$94,833,979	$46,226,922
Distributions reinvested	15,408,131	4,107,091	4,327,185	385,647	7,283,778	1,298,132
Cost of shares redeemed	(13,779,137)	(19,424,029)	(4,663,447)	(752,758)	(24,889,733)	(19,463,001)
Total Class R6	$24,429,515	$58,651,371	$42,702,530	$41,595,684	$77,228,024	$28,062,053
Class Y
Proceeds from shares issued	$32,525,272	$71,266,377	$53,808,588	$68,083,654	$83,395,279	$107,294,571
Distributions reinvested	4,884,864	1,374,919	5,608,671	915,332	11,334,737	3,263,776
Cost of shares redeemed	(37,413,937)	(50,255,945)	(27,787,234)	(22,337,869)	(93,596,275)	(111,185,077)
Total Class Y	$(3,801)	$22,385,351	$31,630,025	$46,661,117	$1,133,741	$(626,730)
Change in net assets resulting from capital transactions	$23,244,315	$80,166,899	$87,147,589	$107,968,352	$74,677,705	$13,691,046

(continues on next page)

See notes to financial statements.

39

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS International Fund		Victory RS Global Fund		Victory Sophus Emerging Markets Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Share Transactions:
Class A
Issued	260,078	520,901	1,528,049	1,818,428	476,833	341,798
Reinvested	69,890	20,398	108,460	19,660	94,077	22,091
Redeemed	(378,820)	(510,652)	(1,087,051)	(662,112)	(619,797)	(843,984)
Total Class A	(48,852)	30,647	549,458	1,175,976	(48,887)	(480,095)
Class C
Issued	—	24,911	36,053	114,694	3,730	7,996
Reinvested	5,554	1,110	5,629	120	4,307	742
Redeemed	(23,450)	(56,413)	(36,997)	(121,250)	(84,587)	(194,273)
Total Class C	(17,896)	(30,392)	4,685	(6,436)	(76,550)	(185,535)
Class R
Issued	15,426	47,273	17,638	112,039	72,211	80,371
Reinvested	5,866	1,485	4,939	725	22,482	4,697
Redeemed	(37,328)	(109,795)	(15,790)	(33,773)	(120,823)	(189,786)
Total Class R	(16,036)	(61,037)	6,787	78,991	(26,130)	(104,718)
Class R6
Issued	1,830,467	7,441,337	3,002,088	3,654,266	3,586,805	2,177,920
Reinvested	1,278,135	377,160	289,548	30,626	315,585	54,021
Redeemed	(1,169,870)	(1,925,957)	(325,083)	(62,426)	(961,564)	(954,262)
Total Class R6	1,938,732	5,892,540	2,966,553	3,622,466	2,940,826	1,277,679
Class Y
Issued	2,230,794	6,057,992	2,820,014	4,700,411	3,187,741	5,108,144
Reinvested	337,332	105,805	279,776	54,670	496,566	137,133
Redeemed	(2,563,951)	(4,344,365)	(1,454,945)	(1,611,862)	(3,656,296)	(5,852,490)
Total Class Y	4,175	1,819,432	1,644,845	3,143,219	28,011	(607,213)
Change in Shares	1,860,123	7,651,190	5,172,328	8,014,216	2,817,270	(99,882)

See notes to financial statements.

40

This page is intentionally left blank.

41

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory RS International Fund
Class A
Year Ended December 31:
2021	$13.49	0.27	1.62	1.89	(0.25)	(0.37)
2020	$12.93	0.21	0.51	0.72	(0.13)	(0.03)
2019	$10.63	0.26	2.05	2.31	— (e)	(0.01)
2018	$12.12	0.23	(1.52)	(1.29)	(0.20)	—
2017	$9.84	0.19	2.29	2.48	(0.20)	—
Class C
Year Ended December 31:
2021	$9.72	0.11	1.17	1.28	(0.18)	(0.37)
2020	$9.36	0.10	0.34	0.44	(0.05)	(0.03)
2019	$7.76	0.12	1.49	1.61	—	(0.01)
2018	$8.89	0.11	(1.11)	(1.00)	(0.13)	—
2017	$7.26	0.08	1.68	1.76	(0.13)	—
Class R
Year Ended December 31:
2021	$12.58	0.22	1.51	1.73	(0.21)	(0.37)
2020	$12.07	0.18	0.45	0.63	(0.09)	(0.03)
2019	$9.95	0.21	1.92	2.13	—	(0.01)
2018	$11.35	0.19	(1.42)	(1.23)	(0.17)	—
2017	$9.23	0.15	2.14	2.29	(0.17)	—
Class R6
Year Ended December 31:
2021	$11.14	0.25	1.34	1.59	(0.29)	(0.37)
2020	$10.70	0.20	0.43	0.63	(0.16)	(0.03)
May 2, 2019 (f) through December 31, 2019	$10.00	0.06	0.67	0.73	(0.02)	(0.01)
Class Y
Year Ended December 31:
2021	$13.29	0.30	1.60	1.90	(0.28)	(0.37)
2020	$12.74	0.25	0.49	0.74	(0.16)	(0.03)
2019	$10.47	0.22	2.08	2.30	(0.02)	(0.01)
2018	$11.93	0.23	(1.47)	(1.24)	(0.22)	—
2017	$9.69	0.22	2.26	2.48	(0.24)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Amount is less than $0.005 per share.

(f)  Commencement of operations.

See notes to financial statements.

42

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS International Fund
Class A
Year Ended December 31:
2021	(0.62)	$14.76	14.05%	1.13%	1.80%	1.40%	$25,555	43%
2020	(0.16)	$13.49	5.55%	1.13%	1.79%	1.47%	$24,010	52%
2019	(0.01)	$12.93	21.72%	1.13%	2.18%	1.55%	$22,620	20%
2018	(0.20)	$10.63	(10.65)%	1.13%	1.97%	1.61%	$15,716	52%
2017	(0.20)	$12.12	25.26%	1.20%	1.66%	1.81%	$18,512	60%
Class C
Year Ended December 31:
2021	(0.55)	$10.45	13.24%	1.88%	1.03%	3.07%	$1,147	43%
2020	(0.08)	$9.72	4.76%	1.88%	1.14%	3.07%	$1,241	52%
2019	(0.01)	$9.36	20.70%	1.88%	1.39%	3.14%	$1,480	20%
2018	(0.13)	$7.76	(11.24)%	1.88%	1.23%	3.52%	$702	52%
2017	(0.13)	$8.89	24.25%	1.95%	0.92%	3.26%	$1,066	60%
Class R
Year Ended December 31:
2021	(0.58)	$13.73	13.85%	1.38%	1.58%	2.16%	$1,959	43%
2020	(0.12)	$12.58	5.21%	1.38%	1.60%	2.24%	$1,998	52%
2019	(0.01)	$12.07	21.37%	1.38%	1.87%	2.32%	$2,652	20%
2018	(0.17)	$9.95	(10.85)%	1.38%	1.73%	2.31%	$1,786	52%
2017	(0.17)	$11.35	24.85%	1.48%	1.39%	2.48%	$2,522	60%
Class R6
Year Ended December 31:
2021	(0.66)	$12.07	14.32%	0.83%	2.06%	0.91%	$296,211	43%
2020	(0.19)	$11.14	5.90%	0.83%	2.03%	0.93%	$251,586	52%
May 2, 2019 (f) through December 31, 2019	(0.03)	$10.70	7.24%	0.83%	0.92%	0.97%	$178,695	20%
Class Y
Year Ended December 31:
2021	(0.65)	$14.54	14.38%	0.88%	2.02%	1.02%	$112,511	43%
2020	(0.19)	$13.29	5.80%	0.88%	2.11%	1.09%	$102,803	52%
2019	(0.03)	$12.74	21.94%	0.88%	1.80%	1.16%	$75,366	20%
2018	(0.22)	$10.47	(10.38)%	0.88%	1.97%	1.62%	$5,979	52%
2017	(0.24)	$11.93	25.56%	0.94%	1.98%	1.85%	$3,122	60%

See notes to financial statements.

43

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Return of Capital
Victory RS Global Fund
Class A
Year Ended December 31:
2021	$17.27	0.20	3.65	3.85	(0.18)	(0.47)	—
2020	$14.86	0.18	2.35	2.53	(0.11)	(0.01)	—
2019	$11.53	0.21	3.29	3.50	(0.16)	(0.01)	—
2018	$12.75	0.20	(0.90)	(0.70)	(0.16)	(0.36)	—
2017	$11.16	0.15	2.53	2.68	—	(1.00)	(0.09)
Class C
Year Ended December 31:
2021	$16.68	0.06	3.52	3.58	(0.06)	(0.47)	—
2020	$14.38	0.07	2.24	2.31	— (e)	(0.01)	—
2019	$11.17	0.14	3.16	3.30	(0.08)	(0.01)	—
2018	$12.38	0.10	(0.87)	(0.77)	(0.08)	(0.36)	—
2017	$10.95	0.05	2.47	2.52	—	(1.00)	(0.09)
Class R
Year Ended December 31:
2021	$21.57	0.21	4.55	4.76	(0.13)	(0.47)	—
2020	$18.55	0.18	2.92	3.10	(0.07)	(0.01)	—
2019	$14.37	0.25	4.07	4.32	(0.13)	(0.01)	—
2018	$15.76	0.20	(1.10)	(0.90)	(0.13)	(0.36)	—
2017	$13.62	0.05	3.18	3.23	—	(1.00)	(0.09)
Class R6
Year Ended December 31:
2021	$12.87	0.20	2.73	2.93	(0.22)	(0.47)	—
2020	$11.07	0.08	1.83	1.91	(0.10)	(0.01)	—
May 2, 2019 (f) through December 31, 2019	$10.00	0.13	1.12	1.25	(0.17)	(0.01)	—
Class Y
Year Ended December 31:
2021	$17.12	0.26	3.62	3.88	(0.22)	(0.47)	—
2020	$14.72	0.20	2.34	2.54	(0.13)	(0.01)	—
2019	$11.42	0.26	3.24	3.50	(0.19)	(0.01)	—
2018	$12.63	0.23	(0.89)	(0.66)	(0.19)	(0.36)	—
2017	$11.04	0.18	2.50	2.68	—	(1.00)	(0.09)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Amount is less than $0.005 per share.

(f)  Commencement of operations.

See notes to financial statements.

44

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS Global Fund
Class A
Year Ended December 31:
2021	(0.65)	$20.47	22.39%	0.85%	1.05%	1.34%	$71,792	38%
2020	(0.12)	$17.27	17.00%	0.85%	1.22%	1.40%	$51,066	71%
2019	(0.17)	$14.86	30.36%	0.85%	1.51%	1.53%	$26,471	46%
2018	(0.52)	$11.53	(5.45)%	0.94%	1.51%	1.75%	$5,695	58%
2017	(1.09)	$12.75	24.48%	1.17%	1.24%	1.90%	$3,456	187%
Class C
Year Ended December 31:
2021	(0.53)	$19.73	21.52%	1.60%	0.35%	2.33%	$4,221	38%
2020	(0.01)	$16.68	16.06%	1.60%	0.48%	2.53%	$3,491	71%
2019	(0.09)	$14.38	29.52%	1.60%	1.07%	2.59%	$3,101	46%
2018	(0.44)	$11.17	(6.20)%	1.70%	0.79%	2.59%	$2,358	58%
2017	(1.09)	$12.38	23.47%	1.91%	0.41%	3.00%	$2,167	187%
Class R
Year Ended December 31:
2021	(0.60)	$25.73	22.12%	1.10%	0.85%	1.70%	$5,488	38%
2020	(0.08)	$21.57	16.70%	1.10%	0.98%	1.93%	$4,454	71%
2019	(0.14)	$18.55	30.10%	1.10%	1.53%	2.34%	$2,365	46%
2018	(0.49)	$14.37	(5.68)%	1.20%	1.25%	2.34%	$1,920	58%
2017	(1.09)	$15.76	24.09%	1.61%	0.38%	2.76%	$2,281	187%
Class R6
Year Ended December 31:
2021	(0.69)	$15.11	22.84%	0.55%	1.35%	0.85%	$99,708	38%
2020	(0.11)	$12.87	17.27%	0.55%	0.64%	1.16%	$46,776	71%
May 2, 2019 (f) through December 31, 2019	(0.18)	$11.07	12.47%	0.55%	1.85%	28.85%	$124	46%
Class Y
Year Ended December 31:
2021	(0.69)	$20.31	22.78%	0.60%	1.34%	0.96%	$169,687	38%
2020	(0.14)	$17.12	17.27%	0.60%	1.38%	1.10%	$114,925	71%
2019	(0.20)	$14.72	30.69%	0.60%	1.95%	1.17%	$52,541	46%
2018	(0.55)	$11.42	(5.17)%	0.70%	1.80%	1.20%	$25,544	58%
2017	(1.09)	$12.63	24.75%	0.88%	1.44%	1.32%	$24,657	187%

See notes to financial statements.

45

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital	Net Realized Gains from Investments
Victory Sophus Emerging Markets Fund
Class A
Year Ended December 31:
2021	$24.70	0.18	(1.26)	(1.08)	(0.26)	(0.01)	(0.66)
2020	$21.37	0.10	3.45	3.55	(0.22)	—	—
2019	$17.45	0.37	3.65	4.02	(0.10)	—	—
2018	$22.52	0.24	(4.54)	(4.30)	(0.13)	—	(0.64)
2017	$15.98	0.16	6.55	6.71	(0.17)	—	—
Class C
Year Ended December 31:
2021	$18.38	(0.03)	(0.92)	(0.95)	(0.08)	— (c)	(0.66)
2020	$15.94	(0.07)	2.58	2.51	(0.07)	—	—
2019	$13.06	0.14	2.74	2.88	—	—	—
2018	$17.07	0.05	(3.42)	(3.37)	— (c)	—	(0.64)
2017	$12.17	— (c)	4.97	4.97	(0.07)	—	—
Class R
Year Ended December 31:
2021	$23.13	0.11	(1.18)	(1.07)	(0.20)	(0.01)	(0.66)
2020	$20.03	0.05	3.23	3.28	(0.18)	—	—
2019	$16.37	0.31	3.41	3.72	(0.06)	—	—
2018	$21.18	0.18	(4.26)	(4.08)	(0.09)	—	(0.64)
2017	$15.03	0.09	6.17	6.26	(0.11)	—	—
Class R6
Year Ended December 31:
2021	$25.10	0.31	(1.30)	(0.99)	(0.35)	(0.02)	(0.66)
2020	$21.68	0.20	3.52	3.72	(0.30)	—	—
2019	$17.68	0.52	3.65	4.17	(0.17)	—	—
2018	$22.81	0.34	(4.62)	(4.28)	(0.21)	—	(0.64)
2017	$16.16	0.34	6.57	6.91	(0.26)	—	—
Class Y
Year Ended December 31:
2021	$24.85	0.27	(1.27)	(1.00)	(0.34)	(0.02)	(0.66)
2020	$21.48	0.16	3.50	3.66	(0.29)	—	—
2019	$17.54	0.45	3.65	4.10	(0.16)	—	—
2018	$22.64	0.35	(4.61)	(4.26)	(0.20)	—	(0.64)
2017	$16.05	0.21	6.62	6.83	(0.24)	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  Amount is less than 0.005%.

See notes to financial statements.

46

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)		Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Sophus Emerging Markets Fund
Class A
Year Ended December 31:
2021	(0.93)	$22.69	(4.35)%	1.34%	0.69%		1.60%	$54,194	85%
2020	(0.22)	$24.70	16.73%	1.34%	0.47%		1.64%	$60,206	109%
2019	(0.10)	$21.37	22.96%	1.34%	1.95%		1.62%	$62,346	96%
2018	(0.77)	$17.45	(19.08)%	1.34%	1.11%		1.61%	$56,823	118%
2017	(0.17)	$22.52	42.08%	1.54%	0.80%		1.66%	$76,485	113%
Class C
Year Ended December 31:
2021	(0.74)	$16.69	(5.16)%	2.14%	(0.17)%		2.77%	$1,684	85%
2020	(0.07)	$18.38	15.79%	2.14%	(0.45)%		2.69%	$3,261	109%
2019	—	$15.94	22.05%	2.14%	0.99%		2.48%	$5,787	96%
2018	(0.64)	$13.06	(19.75)%	2.14%	0.31%		2.40%	$10,141	118%
2017	(0.07)	$17.07	40.96%	2.34%	—	%(d)	2.46%	$15,854	113%
Class R
Year Ended December 31:
2021	(0.87)	$21.19	(4.57)%	1.58%	0.44%		1.91%	$11,840	85%
2020	(0.18)	$23.13	16.46%	1.58%	0.25%		1.95%	$13,531	109%
2019	(0.06)	$20.03	22.64%	1.58%	1.71%		1.94%	$13,817	96%
2018	(0.73)	$16.37	(19.24)%	1.58%	0.89%		1.91%	$12,505	118%
2017	(0.11)	$21.18	41.69%	1.83%	0.50%		2.00%	$17,875	113%
Class R6
Year Ended December 31:
2021	(1.03)	$23.08	(3.93)%	0.89%	1.17%		1.17%	$174,198	85%
2020	(0.30)	$25.10	17.28%	0.89%	0.95%		1.21%	$115,637	109%
2019	(0.17)	$21.68	23.55%	0.89%	2.69%		1.22%	$72,196	96%
2018	(0.85)	$17.68	(18.73)%	0.89%	1.59%		1.24%	$29,228	118%
2017	(0.26)	$22.81	42.77%	1.03%	1.66%		1.39%	$18,762	113%
Class Y
Year Ended December 31:
2021	(1.02)	$22.83	(4.01)%	0.99%	1.05%		1.29%	$258,201	85%
2020	(0.29)	$24.85	17.10%	0.99%	0.79%		1.31%	$280,364	109%
2019	(0.16)	$21.48	23.40%	0.99%	2.32%		1.30%	$255,423	96%
2018	(0.84)	$17.54	(18.77)%	0.99%	1.64%		1.30%	$178,132	118%
2017	(0.24)	$22.64	42.59%	1.18%	1.07%		1.33%	$100,902	113%

See notes to financial statements.

47

Victory Portfolios	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 41 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following three Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS International Fund	RS International Fund	A, C, R, R6, and Y
Victory RS Global Fund	RS Global Fund	A, C, R, R6, and Y
Victory Sophus Emerging Markets Fund	Sophus Emerging Markets Fund	A, C, R, R6, and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

48

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs") and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset values are calculated. The Funds uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
RS International Fund
Common Stocks	$—	$421,209,545	$—	$421,209,545
Exchange-Traded Funds	3,604,567	—	—	3,604,567
Collateral for Securities Loaned	2,369,331	—	—	2,369,331
Total	$5,973,898	$421,209,545	$—	$427,183,443
RS Global Fund
Common Stocks	$214,810,956	$121,711,821	$—	$336,522,777
Exchange-Traded Funds	4,141,922	—	—	4,141,922
Collateral for Securities Loaned	4,188,249	—	—	4,188,249
Total	$223,141,127	$121,711,821	$—	$344,852,948
Sophus Emerging Markets Fund
Common Stocks	$73,187,811	$421,848,963	$—	$495,036,774
Collateral for Securities Loaned	3,564,149	—	—	3,564,149
Total	$76,751,960	$421,848,963	$—	$498,600,923

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

49

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

Certain Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Funds enter into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund record realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. For the year ended December 31, 2021, the Funds had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis

50

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Funds' securities lending transactions as of December 31, 2021.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
RS International Fund	$2,251,095	$—	$2,369,331
RS Global Fund	4,092,840	—	4,188,249
RS Sophus Emerging Markets Fund	3,370,251	—	3,564,149

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these

51

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

For the year ended December 31, 2021, the Funds did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows:

	Excluding U.S. Government Securities
	Purchases	Sales
RS International Fund	$181,130,871	$172,781,438
RS Global Fund	175,353,141	102,020,885
Sophus Emerging Markets Fund	494,707,307	437,884,303

4. Affiliated Fund Ownership:

The Funds offer shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds annual

52

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

and semi-annual reports may be viewed at www.vcm.com. As of December 31, 2021, certain fund-of-funds owned total outstanding shares of the Funds as follows:

RS International Fund	Ownership %
USAA Target Retirement Income Fund	6.6
USAA Target Retirement 2030 Fund	16.4
USAA Target Retirement 2040 Fund	25.0
USAA Target Retirement 2050 Fund	17.2
USAA Target Retirement 2060 Fund	2.5

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

RS International Fund	0.80%
RS Global Fund	0.60	%(a)
Sophus Emerging Markets Fund	1.00%

(a)  Effective September 1, 2021, the Advisor contractually reduced its Advisory fee to 0.60%. Prior to September 1, 2021, the rate at which the Adviser was paid was 0.80% of average daily net assets of the RS Global Fund.

Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust

53

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II, and USAA Mutual Funds (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee at the annual rate shown in the table below:

	Class A	Class C	Class R
RS International Fund	0.25%	1.00%	0.50%
RS Global Fund	0.25%	1.00%	0.50%
Sophus Emerging Markets Fund	0.25%	1.00%	0.50%

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sale of the Class A. For the year ended December 31, 2021, the Distributor received $8,858 from commissions earned on the sale of Class A.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expense, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limits (excluding voluntary waivers) are as follows:

	In Effect Until April 30, 2022
	Class A	Class C	Class R	Class R6	Class Y
RS International Fund	1.13%	1.88%	1.38%	0.83%	0.88%
RS Global Fund	0.85%	1.60%	1.10%	0.55%	0.60%
Sophus Emerging Markets Fund	1.34%	2.14%	1.58%	0.89%	0.99%

Under the terms of the expense limitation agreements, amended May 1, 2021, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to

54

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Funds were permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that repayments are not probable at December 31, 2021.

	Expires 2022	Expires 2023	Expires 2024	Total
RS International Fund	$266,869	$491,864	$478,133	$1,236,866
RS Global Fund	359,812	690,062	1,055,677	2,105,551
Sophus Emerging Markets Fund	1,124,230	1,137,721	1,536,446	3,798,397

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

6. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — The RS International Fund, RS Global Fund and Sophus Emerging Markets Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or

55

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the year ended December 31, 2021, were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
Sophus Emerging Markets Fund	Borrower	$—	$2,518,000	5	0.57%	$4,142,000

*  For the year ended December 31, 2021, based on the number of days borrowings were outstanding.

56

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

8. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
RS International Fund	Annually	Annually
RS Global Fund	Annually	Annually
Sophus Emerging Markets Fund	Annually	Annually

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2021, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Accumulated Earnings/(Loss)	Capital
RS International Fund	$(995,468)	$995,468
RS Global Fund	(619,114)	619,114

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

	Year Ended December 31, 2021
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
RS International Fund	$11,266,524	$10,268,011	$21,534,535	$—	$21,534,535
RS Global Fund	8,707,700	3,659,424	12,367,124	—	12,367,124
Sophus Emerging Markets Fund	9,828,717	11,506,626	21,335,343	319,013	21,654,356

	Year Ended December 31, 2020
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS International Fund	$4,899,261	$909,323	$5,808,584
RS Global Fund	1,560,318	96,155	1,656,473
Sophus Emerging Markets Fund	5,284,371	—	5,284,371

57

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Qualified Late Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Loss)
RS International Fund	$2,870,216	$777,246	$3,647,462	$—	$69,357,174	$73,004,636
RS Global Fund	—	—	—	(611,648)	88,570,968	87,959,320
Sophus Emerging Markets Fund	—	—	—	(135,645)	53,849,326	53,713,681

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment companies.

During the tax year ended December 31, 2021, the following Funds utilized capital loss carryforwards:

RS International Fund	$2,778,208
Sophus Emerging Markets Fund	26,270,363

As of the tax year ended December 31, 2021, the Funds had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS International Fund	$357,841,103	$84,424,098	$(15,081,758)	$69,342,340
RS Global Fund	256,282,622	94,562,573	(5,992,247)	88,570,326
Sophus Emerging Markets Fund	444,044,455	88,486,413	(33,929,945)	54,556,468

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS International Fund, Victory RS Global Fund, and Victory Sophus Emerging Markets Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2022

59

Victory Portfolios	Supplemental Information December 31, 2021

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 41 portfolios in the Trust, eight portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

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Victory Portfolios	Supplemental Information — continued December 31, 2021

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Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Vice Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Victory Portfolios	Supplemental Information — continued December 31, 2021

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Victory Portfolios	Supplemental Information — continued December 31, 2021

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
RS International Fund
Class A	$1,000.00	$1,025.70	$1,019.51	$5.77	$5.75	1.13%
Class C	1,000.00	1,022.00	1,015.73	9.58	9.55	1.88
Class R	1,000.00	1,024.50	1,018.25	7.04	7.02	1.38
Class R6	1,000.00	1,026.30	1,021.02	4.24	4.23	0.83
Class Y	1,000.00	1,026.40	1,020.77	4.49	4.48	0.88

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Victory Portfolios	Supplemental Information — continued December 31, 2021

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	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
RS Global Fund
Class A	$1,000.00	$1,085.60	$1,020.92	$4.47	$4.33	0.85%
Class C	1,000.00	1,081.70	1,017.14	8.40	8.13	1.60
Class R	1,000.00	1,084.40	1,019.66	5.78	5.60	1.10
Class R6	1,000.00	1,088.10	1,022.43	2.89	2.80	0.55
Class Y	1,000.00	1,087.40	1,022.18	3.16	3.06	0.60
Sophus Emerging Markets Fund
Class A	1,000.00	865.70	1,018.45	6.30	6.82	1.34
Class C	1,000.00	862.10	1,014.42	10.04	10.87	2.14
Class R	1,000.00	865.00	1,017.24	7.43	8.03	1.58
Class R6	1,000.00	868.00	1,020.72	4.19	4.53	0.89
Class Y	1,000.00	867.40	1,020.21	4.66	5.04	0.99

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Victory Portfolios	Supplemental Information — continued December 31, 2021

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Additional Federal Income Tax Information

For the year ended December 31, 2021, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
RS International Fund	95%
RS Global Fund	59%
Sophus Emerging Markets Fund	93%

Dividends qualified for corporate dividends received deductions of:

Percent
RS Global Fund	23%

For the year ended December 31, 2021, the following Funds designated short-term capital gain distributions:

Amount
RS International Fund	$1,861,153
RS Global Fund	5,194,804
Sophus Emerging Markets Fund	2,665,689

For the year ended December 31, 2021, the following Funds designated long-term capital gain distributions:

Amount
RS International Fund	$11,113,311
RS Global Fund	3,910,715
Sophus Emerging Markets Fund	11,506,626

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2021, were as follows:

	Foreign Source Income	Foreign Tax Expense
RS International Fund	$0.35	$0.04
Sophus Emerging Markets Fund	0.57	0.08

65

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at the meetings on October 19, 2021 and November 30, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. The Board retained a consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The

66

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

Board reviewed the factors and methodology used by the consultant in the selection of each Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS International Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and peer group median for the one- and ten-year periods, and outperformed both the benchmark index and the peer group median for the three- and five-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Global Fund:

The Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-year period, outperformed the benchmark index for the three-, five- and ten-year periods, and outperformed the peer group median for all periods reviewed.

Having considered, among other things: (1) the Fund's management compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

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Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

Sophus Emerging Markets Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for the one-and five-year periods, and underperformed both the benchmark index and the peer group median for the three- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion:

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

68

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSIF-AR (12/21)

December 31, 2021

Annual Report

Victory RS Partners Fund

Victory RS Value Fund

Victory RS Large Cap Alpha Fund

Victory RS Investors Fund

Victory Global Energy Transition Fund
(Formerly Victory Global Natural Resources Fund)

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Managers' Commentary / Investment Overview (Unaudited)	5
Investment Objective and Portfolio Holdings (Unaudited)	19
Schedules of Portfolio Investments
Victory RS Partners Fund	24
Victory RS Value Fund	27
Victory RS Large Cap Alpha Fund	30
Victory RS Investors Fund	32
Victory Global Energy Transition Fund (Formerly Victory Global Natural Resources Fund)	34
Financial Statements
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	40
Financial Highlights	46
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	68
Supplemental Information (Unaudited)	69
Trustee and Officer Information	69
Proxy Voting and Portfolio Holdings Information	72
Expense Examples	72
Additional Federal Income Tax Information	74
Advisory Contract Approval	75
Privacy Policy (inside back cover)

1

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

800-235-8396 for Member Class

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-

3

induced market downturn. By all accounts, the Fed appears ready to raise short-term interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class) or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

4

Victory Portfolios

Victory RS Partners Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Is the global economy approaching an important inflection point? Perhaps. U.S. equity markets certainly appear to be acting as if this is a possibility, vacillating and turning in mixed results during the fourth quarter of 2021. However, the optimists seemed to be winning this latest tug-of-war, and upbeat investor sentiment helped push several areas of the equities market to new all-time highs as we approached year-end.

In general, we have continued to see a normalization of economic activity following the rollout of COVID-19 vaccinations, though investors have lingering concerns over elevated inflation readings — evidenced by some of the highest year-over-year Consumer Price Index readings in decades — as well as the pending expiration of emergency fiscal and monetary measures. On top of that, we are experiencing another surge in COVID-19 cases due to the Delta and worrisome Omicron variants, which in turn is raising questions about whether corporate operations (and earnings) will be disrupted in the new calendar year.

Will the economy continue to normalize and grow, or are we poised to pull back in 2022? This ongoing uncertainty suggests that there will be a continued push and pull among investors in the year ahead. We expect that periods of elevated volatility may continue, especially for risk assets. Yet this type of ambiguity can also create attractive opportunities for patient, long-term investors. In fact, security selection looks to become more important than ever as some sectors of the economy are being discounted by investors, while other pockets of the market may be quite vulnerable given that investors have bid up some stocks well past what fundamentals appear to warrant.

An underlying theme for U.S. equity markets at the start of 2021 was that value-oriented cyclical stocks (defined as those with fundamentals that are closely tied to short-term economic output) had materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). This theme reversed course to a large extent within the large-cap space, as large growth was the best performing style within U.S. equity markets during the fourth quarter of 2021. However, a similar reversal has not yet been seen in the small-cap space. In fact, small-cap secular growth has continued to struggle, whereas small-cap value was the best-performing investment style group for the entire year.

This cyclical versus secular tug-of-war was evident within indices. For example, earlier in the year, the Energy, Producer Durables, Materials & Processing, and Consumer Staples sectors led the market higher. Later in the year, however, market leadership (particularly within large-cap stocks) shifted back to growth-oriented technology. Perhaps even more telling was the tug-of-war between small and large companies during 2021. While investors embraced small-cap stocks early in the year, it became clear that higher inflation might be more than just "transitory." As a result, the U.S. Federal Reserve (the "Fed") adopted a more hawkish stance, which helped push investor preferences away from small-caps and toward larger companies in the second half of the year.

In terms of the overall numbers, the Russell 3000® Value Index gained 7.54% during the fourth quarter of 2021 and was up 25.37% for the full year. In terms of market capitalizations, small was mighty when it came to value stocks in 2021. The Russell 2000® Value Index (the

5

Victory Portfolios

Victory RS Partners Fund

Manager's Commentary (continued)

"Index") returned 28.27% for the year, while the Russell Midcap® Value Index returned 28.34% and the Russell 1000® Value Index posted an annual gain of 25.16%.

Looking ahead, the outlook remains mostly constructive for equities, though caveats always apply. The most obvious of these is the trajectory of the pandemic and the potential emergence of any new variants. Will we continue to cope adequately with these societal challenges, or will we revert to lockdowns? For the moment, investors remain relatively optimistic. Labor shortages and supply chain disruptions also pose risks, as does the potential for higher inflation. The Fed seems committed to addressing rising inflation and has all but banned the word "transitory" from its analysis. What remains to be seen is how far and how fast interest rates rise, and whether the alarming inflation readings of late 2021 subside. Despite the risks and inevitable bouts of volatility, we continue to see companies across the capitalization spectrum — including many in traditional value-oriented sectors — with solid fundamentals and encouraging earnings growth potential.

How did Victory RS Partners (the "Fund") perform during the reporting period?

The Fund returned 29.58% (Class A at net asset value) for the fiscal year ended December 31, 2021, outperforming the Index, which returned 28.27% during the reporting period.

What strategies did you employ during the reporting period?

The year was best characterized as a year of transition, as the reopening of the economy coupled with strong monetary and fiscal stimulus led to strong economic growth and higher inflation. Throughout the year, the markets debated the duration of inflation, but this did not keep markets from moving materially higher as strong earnings outweighed any angst caused by inflation fears. The Fund outperformed the Index primarily through stock selection in the Industrials and Energy sectors. Our focus on businesses that have the potential for long-term value creation while limiting our downside paid off during 2021. For the year, the stocks that provided positive contribution tended to be cyclical, but also held a competitive advantage. Within Industrials, a cyclical sector, Atkore, Inc., GMS, Inc., and ArcBest Corp. were significant positive contributors to performance. The Energy sector provided other names that benefited the portfolio. Magnolia Oil & Gas Corp. and PDC Energy, Inc. benefited from more disciplined capital allocation decision-making and higher energy prices. Where we struggled was in a couple of our names in the Technology sector. Euronet Worldwide, Inc. saw its ATM operations negatively affected by lower tourism in its geographies. Cognyte Software Ltd. saw sales of its cybersecurity software delayed as a result of the pandemic. Also negatively impacting the portfolio has been the activity of the "meme" stocks, several of which are in the Index. At the end of the day, we managed to outperform the Index in 2021 and we remain confident in our process and feel it will provide us with the discipline which leads to longer term outperformance, which will benefit our investors over time.

6

Victory Portfolios

Victory RS Partners Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class R	Class Y	Member Class
INCEPTION DATE	7/12/95		10/13/06	5/1/07	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index[1]
One Year	29.58%	22.12%	29.15%	30.03%	29.90%	28.27%
Five Year	11.32%	10.00%	10.91%	11.69%	NA	9.07%
Ten Year	11.93%	11.27%	11.52%	12.30%	NA	12.03%
Since Inception	NA	NA	NA	NA	52.01%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Partners Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

Victory Portfolios

Victory RS Value Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Is the global economy approaching an important inflection point? Perhaps. U.S. equity markets certainly appear to be acting as if this is a possibility, vacillating and turning in mixed results during the fourth quarter of 2021. However, the optimists seemed to be winning this latest tug-of-war, and upbeat investor sentiment helped push several areas of the equities market to new all-time highs as we approached year-end.

In general, we have continued to see a normalization of economic activity following the rollout of COVID-19 vaccinations, though investors have lingering concerns over elevated inflation readings — evidenced by some of the highest year-over-year Consumer Price Index readings in decades — as well as the pending expiration of emergency fiscal and monetary measures. On top of that, we are experiencing another surge in COVID-19 cases due to the Delta and worrisome Omicron variants, which in turn is raising questions about whether corporate operations (and earnings) will be disrupted in the new calendar year.

Will the economy continue to normalize and grow, or are we poised to pull back in 2022? This ongoing uncertainty suggests that there will be a continued push and pull among investors in the year ahead. We expect that periods of elevated volatility may continue, especially for risk assets. Yet this type of ambiguity can also create attractive opportunities for patient, long-term investors. In fact, security selection looks to become more important than ever as some sectors of the economy are being discounted by investors, while other pockets of the market may be quite vulnerable given that investors have bid up some stocks well past what fundamentals appear to warrant.

An underlying theme for U.S. equity markets at the start of 2021 was that value-oriented cyclical stocks (defined as those with fundamentals that are closely tied to short-term economic output) had materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). This theme reversed course to a large extent within the large-cap space, as large growth was the best performing style within U.S. equity markets during the fourth quarter of 2021. However, a similar reversal has not yet been seen in the small-cap space. In fact, small-cap secular growth has continued to struggle, whereas small-cap value was the best-performing investment style group for the entire year.

This cyclical versus secular tug-of-war was evident within indices. For example, earlier in the year, the Energy, Producer Durables, Materials & Processing, and Consumer Staples sectors led the market higher. Later in the year, however, market leadership (particularly within large cap stocks) shifted back to growth-oriented technology. Perhaps even more telling was the tug-of-war between small and large companies during 2021. While investors embraced small-cap stocks early in the year, it became clear that higher inflation might be more than just "transitory." As a result, the U.S. Federal Reserve (the "Fed") adopted a more hawkish stance, which helped push investor preferences away from small-cap stocks and toward larger companies in the second half of the year.

In terms of the overall numbers, the Russell 3000® Value Index gained 7.54% during the fourth quarter of 2021 and was up 25.37% for the full year. In terms of market capitalizations, small was mighty when it came to value stocks in 2021. The Russell 2000® Value Index

8

Victory Portfolios

Victory RS Value Fund

Manager's Commentary (continued)

returned 28.27% for the year, while the Russell Midcap® Value Index (the "Index") returned 28.34% and the Russell 1000® Value Index posted an annual gain of 25.16%.

Looking ahead, the outlook remains mostly constructive for equities, though caveats always apply. The most obvious of these is the trajectory of the pandemic and the potential emergence of any new variants. Will we continue to cope adequately with these societal challenges, or will we revert to lockdowns? For the moment, investors remain relatively optimistic. Labor shortages and supply chain disruptions also pose risks, as does the potential for higher inflation. The Fed seems committed to addressing rising inflation and has all but banned the word "transitory" from its analysis. What remains to be seen is how far and how fast interest rates rise, and whether the alarming inflation readings of late 2021 subside. Despite the risks and inevitable bouts of volatility, we continue to see companies across the capitalization spectrum — including many in traditional value-oriented sectors — with solid fundamentals and encouraging earnings growth potential.

How did Victory RS Value Fund (the "Fund") perform during the reporting period?

The Fund returned 27.31% (Class A at net asset value) for the fiscal year ended December 31, 2021, underperforming the Index, which returned 28.34% during the reporting period.

What strategies did you employ during the reporting period?

The Fund's relative returns were driven primarily by stock selection in the Energy, Materials, and Industrials sectors. In the Energy sector, our investments in Devon Energy Corporation and Magnolia Oil & Gas Corporation benefited from more disciplined capital allocation, strengthened balance sheets, and rising commodity prices. In the Materials sector, our investment in Summit Materials benefited from solid demand, strong pricing, and expectations for increased infrastructure spending. The Financials sector detracted from performance, as investments in insurance names underperformed as a result of continued high catastrophe losses, despite improving pricing. In the end, the Fund underperformed the Index in 2021. We feel confident in the securities that we own and are optimistic in our future performance, both absolute and relative, as interest rates normalize from generational lows over the intermediate term and deflate many of the speculative areas of the market. We believe our consistent focus on investing in quality companies with good balance sheets and durable cash flows, run by good managers, will continue to serve us well.

9

Victory Portfolios

Victory RS Value Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/30/93		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Midcap® Value Index[1]
One Year	27.31%	20.01%	26.28%	25.28%	26.77%	27.57%	28.34%
Five Year	11.29%	9.98%	10.43%	10.43%	10.85%	11.55%	11.22%
Ten Year	12.00%	11.34%	11.14%	11.14%	11.56%	12.26%	13.44%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

10

Victory Portfolios

Victory RS Large Cap Alpha Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Is the global economy approaching an important inflection point? Perhaps. U.S. equity markets certainly appear to be acting as if this is a possibility, vacillating and turning in mixed results during the fourth quarter of 2021. However, the optimists seemed to be winning this latest tug-of-war, and upbeat investor sentiment helped push several areas of the equities market to new all-time highs as we approached year-end.

In general, we have continued to see a normalization of economic activity following the rollout of COVID-19 vaccinations, though investors have lingering concerns over elevated inflation readings — evidenced by some of the highest year-over-year Consumer Price Index readings in decades — as well as the pending expiration of emergency fiscal and monetary measures. On top of that, we are experiencing another surge in COVID-19 cases due to the Delta and worrisome Omicron variants, which in turn is raising questions about whether corporate operations (and earnings) will be disrupted in the new calendar year.

Will the economy continue to normalize and grow, or are we poised to pull back in 2022? This ongoing uncertainty suggests that there will be a continued push and pull among investors in the year ahead. We expect that periods of elevated volatility may continue, especially for risk assets. Yet this type of ambiguity can also create attractive opportunities for patient, long-term investors. In fact, security selection looks to become more important than ever as some sectors of the economy are being discounted by investors, while other pockets of the market may be quite vulnerable given that investors have bid up some stocks well past what fundamentals appear to warrant.

An underlying theme for U.S. equity markets at the start of 2021 was that value-oriented cyclical stocks (defined as those with fundamentals that are closely tied to short-term economic output) had materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). This theme reversed course to a large extent within the large-cap space, as large growth was the best performing style within U.S. equity markets during the fourth quarter of 2021. However, a similar reversal has not yet been seen in the small-cap space. In fact, small-cap secular growth has continued to struggle, whereas small-cap value was the best-performing investment style group for the entire year.

This cyclical versus secular tug-of-war was evident within indices. For example, earlier in the year, the Energy, Producer Durables, Materials & Processing, and Consumer Staples sectors led the market higher. Later in the year, however, market leadership (particularly within large-cap stocks) shifted back to growth-oriented technology. Perhaps even more telling was the tug-of-war between small and large companies during 2021. While investors embraced small-cap stocks early in the year, it became clear that higher inflation might be more than just "transitory." As a result, the U.S. Federal Reserve (the "Fed") adopted a more hawkish stance, which helped push investor preferences away from small-cap stocks and toward larger companies in the second half of the year.

In terms of the overall numbers, the Russell 3000® Value Index gained 7.54% during the fourth quarter of 2021 and was up 25.37% for the full year. In terms of market capitalizations, small was mighty when it came to value stocks in 2021. The Russell 2000® Value Index

11

Victory Portfolios

Victory RS Large Cap Alpha Fund

Manager's Commentary (continued)

returned 28.27% for the year, while the Russell Midcap® Value Index returned 28.34% and the Russell 1000® Value Index (the "Index") posted an annual gain of 25.16%.

Looking ahead, the outlook remains mostly constructive for equities, though caveats always apply. The most obvious of these is the trajectory of the pandemic and the potential emergence of any new variants. Will we continue to cope adequately with these societal challenges, or will we revert to lockdowns? For the moment, investors remain relatively optimistic. Labor shortages and supply chain disruptions also pose risks, as does the potential for higher inflation. The Fed seems committed to addressing rising inflation and has all but banned the word "transitory" from its analysis. What remains to be seen is how far and how fast interest rates rise, and whether the alarming inflation readings of late 2021 subside. Despite the risks and inevitable bouts of volatility, we continue to see companies across the capitalization spectrum — including many in traditional value-oriented sectors — with solid fundamentals and encouraging earnings growth potential.

How did Victory RS Large Cap Alpha Fund (the "Fund") perform during the reporting period?

The Fund returned 23.00% (Class A at net asset value) for the fiscal year ended December 31, 2021, underperforming the Index, which returned 25.16% during the reporting period.

What strategies did you employ during the reporting period?

The Fund underperformed the Index despite strong stock selection in the Communication Services sector. Negative contributors to stock selection were in the Technology sector and to a lesser degree the Financials sector, as company-specific bets were not rewarded in 2021. However, our investments in the Communication Services sector paid off in 2021. Alphabet Inc. Class A was a significant positive contributor to performance. Sealed Air was also a positive contributor in the Materials sector, as the food packaging company continued to show positive traction. Where we struggled was in the Technology sector, where a combination of unattractive valuations in more cyclical areas of the sector (names we did not own) coupled with continued pandemic-related near-term headwinds (names we did own) led to the underperformance. Euronet Worldwide, Inc. was pressured in its ATM segment by muted tourism demand. Within the Financials sector, continued high levels of catastrophe losses from wildfires and hurricanes pressured returns, as the market focused on more cyclical names. While 2021 was a challenging year, we expect more from ourselves and strive to deliver exceptional results over the long term to our clients. Although nothing is certain, a backdrop of rising interest rates provides a tailwind to value investors and our Fund.

12

Victory Portfolios

Victory RS Large Cap Alpha Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/1/72		8/7/00		5/15/01	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Value[1]	S&P 500® Index[2]
One Year	23.00%	15.92%	22.05%	21.05%	22.55%	23.28%	25.16%	28.71%
Five Year	11.29%	9.99%	10.41%	10.41%	10.88%	11.53%	11.16%	18.47%
Ten Year	12.69%	12.02%	11.79%	11.79%	12.27%	12.94%	12.97%	16.55%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Large Cap Alpha Fund — Growth of $10,000

1The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2 The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

13

Victory Portfolios

Victory RS Investors Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Is the global economy approaching an important inflection point? Perhaps. U.S. equity markets certainly appear to be acting as if this is a possibility, vacillating and turning in mixed results during the fourth quarter of 2021. However, the optimists seemed to be winning this latest tug-of-war, and upbeat investor sentiment helped push several areas of the equities market to new all-time highs as we approached year-end.

In general, we have continued to see a normalization of economic activity following the rollout of COVID-19 vaccinations, though investors have lingering concerns over elevated inflation readings — evidenced by some of the highest year-over-year Consumer Price Index readings in decades — as well as the pending expiration of emergency fiscal and monetary measures. On top of that, we are experiencing another surge in COVID-19 cases due to the Delta and worrisome Omicron variants, which in turn is raising questions about whether corporate operations (and earnings) will be disrupted in the new calendar year.

Will the economy continue to normalize and grow, or are we poised to pull back in 2022? This ongoing uncertainty suggests that there will be a continued push and pull among investors in the year ahead. We expect that periods of elevated volatility may continue, especially for risk assets. Yet this type of ambiguity can also create attractive opportunities for patient, long-term investors. In fact, security selection looks to become more important than ever as some sectors of the economy are being discounted by investors, while other pockets of the market may be quite vulnerable given that investors have bid up some stocks well past what fundamentals appear to warrant.

An underlying theme for U.S. equity markets at the start of 2021 was that value-oriented cyclical stocks (defined as those with fundamentals that are closely tied to short-term economic output) had materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). This theme reversed course to a large extent within the large-cap space, as large growth was the best performing style within U.S. equity markets during the fourth quarter of 2021. However, a similar reversal has not yet been seen in the small-cap space. In fact, small-cap secular growth has continued to struggle, whereas small-cap value was the best-performing investment style group for the entire year.

This cyclical versus secular tug-of-war was evident within indices. For example, earlier in the year, the Energy, Producer Durables, Materials & Processing, and Consumer Staples sectors led the market higher. Later in the year, however, market leadership (particularly within large-cap stocks) shifted back to growth-oriented technology. Perhaps even more telling was the tug-of-war between small and large companies during 2021. While investors embraced small-cap stocks early in the year, it became clear that higher inflation might be more than just "transitory." As a result, the U.S. Federal Reserve (the "Fed") adopted a more hawkish stance, which helped push investor preferences away from small-cap stocks and toward larger companies in the second half of the year.

In terms of the overall numbers, the Russell 3000® Value Index (the "Index") gained 7.54% during the fourth quarter of 2021 and was up 25.37% for the full year. In terms of market capitalizations, small was mighty when it came to value stocks in 2021. The Russell 2000®

14

Victory Portfolios

Victory RS Investors Fund

Manager's Commentary (continued)

Value Index returned 28.27% for the year, while the Russell Midcap® Value Index returned 28.34% and the Russell 1000® Value Index posted an annual gain of 25.16%.

Looking ahead, the outlook remains mostly constructive for equities, though caveats always apply. The most obvious of these is the trajectory of the pandemic and the potential emergence of any new variants. Will we continue to cope adequately with these societal challenges, or will we revert to lockdowns? For the moment, investors remain relatively optimistic. Labor shortages and supply chain disruptions also pose risks, as does the potential for higher inflation. The Fed seems committed to addressing rising inflation and has all but banned the word "transitory" from its analysis. What remains to be seen is how far and how fast interest rates rise, and whether the alarming inflation readings of late 2021 subside. Despite the risks and inevitable bouts of volatility, we continue to see companies across the capitalization spectrum — including many in traditional value-oriented sectors — with solid fundamentals and encouraging earnings growth potential.

How did Victory RS Investors Fund (the "Fund") perform during the reporting period?

The Fund returned 25.74% (Class A at net asset value) for the fiscal year ended December 31, 2021, outperforming the Index, which returned 25.37% during the reporting period.

What strategies did you employ during the reporting period?

Relative returns were driven primarily by stock selection in several sectors that beat the Index's performance for the year. In the Industrials sector, TFI International benefited from strong domestic freight demand and market pricing in its trucking operations. Atkore, Inc., an electrical conduit business, saw improved pricing and market share gains. In the Technology sector, Verint Systems, Inc. contributed to performance as the company spun out its cybersecurity business. Detracting from performance was Cognyte Software Ltd., where new contract wins have been delayed as a result of the pandemic. Euronet Worldwide, Inc. also underperformed as its ATM segment remains pressured by lower tourist activity in key regions. In the end, the Fund performed in line with the Index in 2021. We feel confident in the securities that we own and are optimistic in our future performance, both absolute and relative, as interest rates normalize from generational lows over the intermediate term and deflate many of the speculative areas of the market. We believe our consistent focus on investing in quality companies with good balance sheets and durable cash flows, run by good managers, will continue to serve us well.

15

Victory Portfolios

Victory RS Investors Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/05		7/24/07		1/3/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 3000® Value Index[1]
One Year	25.74%	18.54%	24.78%	23.78%	25.00%	26.07%	25.37%
Five Year	10.77%	9.47%	9.95%	9.95%	10.09%	11.08%	11.00%
Ten Year	12.53%	11.86%	11.69%	11.69%	11.93%	12.85%	12.89%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Investors Fund — Growth of $10,000

1The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

16

Victory Portfolios

Victory Global Energy Transition Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

2021 has been a remarkable year for all things Energy Transition, which refers to efforts designed to develop energy systems with zero carbon emissions and expand access to affordable, sustainable energy services around the world. There has been a litany of promising advancements in areas such as grid-scale energy storage systems and electric vehicle penetration rates which are running well ahead of even the most aggressive forecasts. Conversely, troubling developments in Europe and the United Kingdom are stark reminder of the limitations of renewables and the unintended consequences of misplaced policy decisions. Regulators and investors are being forced to reconsider some long-held fundamental assumptions while consumers and the broader economy suffer from spiraling energy and heating costs.

Commodity markets are healing as the world ramps up to address one of its most pressing concerns — climate change — with one of the most complex, capital-intensive, resource-intensive endeavors ever undertaken. We remain steadfast in our belief that efforts to decarbonize our energy systems while at the same time addressing the cold reality of energy poverty must be driven by relative economics and cost/benefit analysis. If not, the Energy Transition will fail, and tens of trillions of dollars will be spent for naught.

More broadly, inflation concerns are rising, and rightly so from the perspective of the commodity markets. Capital constraints and resource exhaustion should drive prices higher, not lower, over the coming years. This runs counter to the experience of the past decade, and as a result, many investors still are reluctant to embrace this potential outcome.

This skepticism shows up in the public equity markets, as valuations in many resource-related areas are still extraordinarily attractive, in our opinion. Over time, we expect the Fund to reflect the realities of the Energy Transition, with the appropriate level of scarcity value ascribed to the building blocks of decarbonization. Until then, we remain excited to deploy capital into what we believe to be one of the most fundamentally attractive set-ups in recent memory.

How did Victory Global Energy Transition Fund (the "Fund") perform during the reporting period?

The Fund returned 83.01% (Class A at net asset value) for the fiscal year ended December 31, 2021, outperforming the MSCI World Commodity Producers Index (the "Index"), which returned 31.78% during the reporting period.

What strategies did you employ during the reporting period?

Fund performance was aided by strong returns in North American Natural Oil and Gas, Base Metals and a lack of exposure to Precious Metals. Stock selection in North American Natural Gas drove most of the relative outperformance versus the Index, assisted by investments in Base Metals and a lack of exposure to Precious Metals. Commodity mix was also a net positive contributor to relative returns, aided by exposure to Base Metals and North American Natural Gas. Not owning integrated oil companies and cash drag negatively impacted relative performance.

17

Victory Portfolios

Victory Global Energy Transition Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI World Commodity Producers Index[1]	S&P North American Natural Resources Sector Index[2]	S&P 500® Index[3]
One Year	83.01%	72.54%	81.64%	80.64%	82.44%	83.62%	31.78%	39.94%	28.71%
Five Year	–0.74%	–1.91%	–1.54%	–1.54%	–1.11%	–0.42%	3.88%	1.27%	18.47%
Ten Year	–2.94%	–3.51%	–3.69%	–3.69%	–3.28%	–2.61%	1.19%	1.27%	16.55%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value ("NAV") does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Global Energy Transition Fund — Growth of $10,000

1The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market-capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS®). The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2The S&P North American Natural Resources Sector IndexTM is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

3The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

18

Victory Portfolios Victory RS Partners Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

First BanCorp/Puerto Rico	3.0%
Federated Hermes, Inc.	3.0%
Graphic Packaging Holding Co.	2.8%
Eastern Bankshares, Inc.	2.5%
NCR Corp.	2.5%
Verint Systems, Inc.	2.3%
Euronet Worldwide, Inc.	2.3%
Carter's, Inc.	2.2%
California Resources Corp.	2.2%
GrafTech International Ltd.	2.2%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

19

Victory Portfolios Victory RS Value Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Vistra Corp.	3.6%
Willis Towers Watson PLC	3.3%
Sealed Air Corp.	3.2%
Sotera Health Co.	3.1%
Globe Life, Inc.	3.1%
Graphic Packaging Holding Co.	3.0%
Humana, Inc.	2.8%
Olin Corp.	2.8%
Federated Hermes, Inc.	2.6%
Carter's, Inc.	2.2%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

20

Victory Portfolios Victory RS Large Cap Alpha Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Comerica, Inc.	4.1%
Vistra Corp.	3.7%
The Progressive Corp.	3.7%
Keurig Dr Pepper, Inc.	3.7%
Humana, Inc.	3.7%
Willis Towers Watson PLC	3.4%
Sealed Air Corp.	3.2%
Mondelez International, Inc., Class A	3.2%
Global Payments, Inc.	3.1%
Meta Platforms, Inc., Class A	3.1%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

21

Victory Portfolios Victory RS Investors Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Vistra Corp.	6.6%
Olin Corp.	5.9%
Keurig Dr Pepper, Inc.	5.0%
Comerica, Inc.	4.8%
Willis Towers Watson PLC	4.8%
Graphic Packaging Holding Co.	4.3%
Sealed Air Corp.	4.2%
Humana, Inc.	4.0%
Meta Platforms, Inc., Class A	3.7%
Alleghany Corp.	3.7%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

22

Victory Portfolios Victory Global Energy Transition Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Turquoise Hill Resources Ltd.	14.6%
Whitecap Resources, Inc.	8.6%
First Quantum Minerals Ltd.	8.2%
Antero Resources Corp.	6.7%
Range Resources Corp.	5.6%
Cameco Corp.	5.6%
Tourmaline Oil Corp.	4.7%
Peyto Exploration & Development Corp.	4.7%
NextEra Energy, Inc.	4.3%
Linde PLC	4.2%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

23

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (97.5%)
Banks (17.2%):
Ameris Bancorp	57,220	$2,842,690
Associated Bancorp	133,460	3,014,861
Banner Corp.	109,480	6,642,151
Columbia Banking System, Inc.	85,276	2,790,231
Eastern Bankshares, Inc.	468,610	9,451,864
First BanCorp/Puerto Rico	823,160	11,343,145
Pacific Premier Bancorp, Inc.	43,960	1,759,719
Pinnacle Financial Partners, Inc.	56,180	5,365,190
SouthState Corp.	50,350	4,033,538
Synovus Financial Corp.	101,180	4,843,487
The Bank of NT Butterfield & Son Ltd.	174,040	6,632,664
UMB Financial Corp.	56,542	5,999,672
		64,719,212
Capital Markets (3.0%):
Federated Hermes, Inc.	298,410	11,214,248
Communication Services (2.6%):
Madison Square Garden Sports Corp. (a)	21,730	3,775,153
World Wrestling Entertainment, Inc., Class A (b)	123,210	6,079,181
		9,854,334
Consumer Discretionary (8.3%):
Adient PLC (a)	44,260	2,119,169
Carter's, Inc.	83,260	8,427,577
Dana, Inc.	251,680	5,743,338
Dine Brands Global, Inc.	50,360	3,817,792
Taylor Morrison Home Corp. (a)	189,520	6,625,619
Wolverine World Wide, Inc.	153,130	4,411,675
		31,145,170
Consumer Staples (3.5%):
Herbalife Nutrition Ltd. (a)	92,170	3,772,518
Hostess Brands, Inc. (a)	150,111	3,065,267
Nomad Foods Ltd. (a)	251,440	6,384,061
		13,221,846
Energy (6.6%):
California Resources Corp.	195,150	8,334,857
Comstock Resources, Inc. (a)	439,510	3,555,636
Magnolia Oil & Gas Corp., Class A (b)	247,860	4,677,118
National Energy Services Reunited Corp. (a)	123,040	1,162,728
PDC Energy, Inc.	146,030	7,123,343
		24,853,682
Health Care (3.9%):
The Ensign Group, Inc.	94,290	7,916,588
Tivity Health, Inc. (a) (b)	255,990	6,768,376
		14,684,964

See notes to financial statements.

24

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Industrials (14.1%):
Altra Industrial Motion Corp.	72,890	$3,758,937
American Woodmark Corp. (a) (b)	33,560	2,188,112
ArcBest Corp.	30,590	3,666,212
Atkore, Inc. (a)	34,970	3,888,314
Finning International, Inc.	123,130	3,103,561
GMS, Inc. (a)	63,270	3,803,160
GrafTech International Ltd.	690,100	8,163,883
H&E Equipment Services, Inc.	81,070	3,588,969
McGrath RentCorp	39,870	3,199,966
Meritor, Inc. (a)	286,850	7,108,143
Primoris Services Corp.	230,280	5,522,115
SkyWest, Inc. (a)	132,150	5,193,495
		53,184,867
Information Technology (10.5%):
Cognyte Software Ltd. (a)	447,420	7,011,071
Euronet Worldwide, Inc. (a)	72,050	8,586,199
NCR Corp. (a)	233,930	9,403,986
Verint Systems, Inc. (a)	165,110	8,669,926
Verra Mobility Corp. (a)	392,200	6,051,646
		39,722,828
Insurance (6.6%):
Alleghany Corp. (a)	10,540	7,036,399
Globe Life, Inc.	80,260	7,521,967
Kemper Corp.	78,630	4,622,658
Primerica, Inc.	36,793	5,639,263
		24,820,287
Materials (6.8%):
Constellium SE (a)	209,070	3,744,444
Graphic Packaging Holding Co.	539,230	10,514,985
Olin Corp.	133,430	7,674,893
Summit Materials, Inc., Class A (a)	91,157	3,659,042
		25,593,364
Real Estate (10.3%):
Apple Hospitality REIT, Inc.	428,090	6,913,653
Cushman & Wakefield PLC (a)	286,420	6,369,981
Equity Commonwealth (a)	250,180	6,479,662
Four Corners Property Trust, Inc.	245,770	7,228,095
Jones Lang LaSalle, Inc. (a)	24,170	6,509,948
Kennedy-Wilson Holdings, Inc.	231,860	5,536,817
		39,038,156

See notes to financial statements.

25

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Utilities (4.1%):
Black Hills Corp.	73,935	$5,217,593
NorthWestern Corp.	79,200	4,527,072
South Jersey Industries, Inc.	219,500	5,733,340
		15,478,005
Total Common Stocks (Cost $277,039,047)		367,530,963
Preferred Stocks (0.1%)
Health Care (0.1%):
WellDoc, Inc. Series B (a) (c) (d)	1,587,483	587,369
Total Preferred Stocks (Cost $1,942,920)		587,369
Collateral for Securities Loaned (2.1%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (e)	183,146	183,146
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (e)	3,597,002	3,597,002
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (e)	91,399	91,399
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (e)	728,785	728,785
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (e)	3,276,757	3,276,757
Total Collateral for Securities Loaned (Cost $7,877,089)		7,877,089
Total Investments (Cost $286,859,056) — 99.7%		375,995,421
Other assets in excess of liabilities — 0.3%		982,127
NET ASSETS — 100.00%		$376,977,548

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.1% of net assets as of December 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board. As of December 31, 2021, illiquid securities were 0.1% of net assets.

(e)  Rate disclosed is the daily yield on December 31, 2021.

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

26

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (97.8%)
Communication Services (1.5%):
World Wrestling Entertainment, Inc., Class A (a)	104,690	$5,165,405
Consumer Discretionary (8.0%):
Adient PLC (b)	131,420	6,292,390
Carter's, Inc.	71,990	7,286,828
LKQ Corp.	97,320	5,842,120
Taylor Morrison Home Corp. (b)	141,020	4,930,059
The Wendy's Co.	102,370	2,441,524
		26,792,921
Consumer Staples (5.7%):
Herbalife Nutrition Ltd. (b)	81,310	3,328,018
Keurig Dr Pepper, Inc.	185,965	6,854,670
Nomad Foods Ltd. (b)	212,870	5,404,769
U.S. Foods Holding Corp. (a) (b)	103,680	3,611,175
		19,198,632
Energy (5.2%):
Baker Hughes Co.	187,110	4,501,867
Chesapeake Energy Corp. (a)	89,610	5,781,637
Devon Energy Corp.	158,150	6,966,507
		17,250,011
Financials (20.0%):
Alleghany Corp. (b)	8,740	5,834,737
Cboe Global Markets, Inc.	45,260	5,901,904
Citizens Financial Group, Inc.	109,300	5,164,425
Federated Hermes, Inc.	228,980	8,605,068
First Horizon Corp.	211,650	3,456,244
Globe Life, Inc.	111,240	10,425,413
Interactive Brokers Group, Inc.	69,400	5,511,748
KeyCorp	217,840	5,038,639
The Progressive Corp.	57,890	5,942,409
Willis Towers Watson PLC	46,420	11,024,286
		66,904,873
Health Care (6.8%):
Humana, Inc.	20,380	9,453,467
Sotera Health Co. (a) (b)	445,050	10,480,927
Zimmer Biomet Holdings, Inc.	21,550	2,737,712
		22,672,106
Industrials (14.2%):
Crane Co. (a)	30,030	3,054,952
Curtiss-Wright Corp.	25,090	3,479,230
Fluor Corp. (b)	236,720	5,863,554
GrafTech International Ltd.	530,070	6,270,728

See notes to financial statements.

27

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Leidos Holdings, Inc.	56,360	$5,010,404
nVent Electric PLC	67,890	2,579,820
Regal Rexnord Corp.	22,750	3,871,595
Sensata Technologies Holding PLC (b)	88,690	5,471,286
TFI International, Inc.	20,460	2,293,771
The Timken Co.	60,720	4,207,289
Triton International Ltd.	62,530	3,766,182
United Rentals, Inc. (b)	4,940	1,641,513
		47,510,324
Information Technology (11.8%):
Cognyte Software Ltd. (b)	383,620	6,011,326
Euronet Worldwide, Inc. (b)	58,813	7,008,745
Fiserv, Inc. (b)	59,170	6,141,254
Global Payments, Inc.	46,860	6,334,535
NCR Corp. (b)	180,580	7,259,316
Verint Systems, Inc. (b)	131,090	6,883,536
		39,638,712
Materials (9.9%):
Graphic Packaging Holding Co.	511,460	9,973,470
Olin Corp.	160,080	9,207,802
Sealed Air Corp.	157,060	10,596,838
Summit Materials, Inc., Class A (b)	82,860	3,326,000
		33,104,110
Real Estate (7.7%):
Americold Realty Trust	139,930	4,588,305
Apple Hospitality REIT, Inc.	260,940	4,214,181
Cushman & Wakefield PLC (b)	189,020	4,203,805
Equity Commonwealth (b)	207,430	5,372,437
Healthcare Trust of America, Inc., Class A	109,160	3,644,852
Highwoods Properties, Inc.	81,040	3,613,573
		25,637,153
Utilities (7.0%):
Evergy, Inc.	52,230	3,583,500
FirstEnergy Corp.	89,650	3,728,543
The AES Corp.	181,180	4,402,674
Vistra Corp.	522,240	11,891,405
		23,606,122
Total Common Stocks (Cost $262,095,697)		327,480,369
Collateral for Securities Loaned (2.6%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (c)	200,105	200,105
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (c)	3,930,098	3,930,098
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (c)	99,863	99,863

See notes to financial statements.

28

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (c)	796,273	$796,273
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (c)	3,580,197	3,580,197
Total Collateral for Securities Loaned (Cost $8,606,536)		8,606,536
Total Investments (Cost $270,702,233) — 100.4%		336,086,905
Liabilities in excess of other assets — (0.4)%		(1,387,789)
NET ASSETS — 100.00%		$334,699,116

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on December 31, 2021.

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

29

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (96.6%)
Communication Services (4.6%):
Alphabet, Inc., Class A (a)	2,750	$7,966,860
Meta Platforms, Inc., Class A (a)	48,350	16,262,523
		24,229,383
Consumer Discretionary (4.6%):
General Motors Co. (a)	136,480	8,001,823
LKQ Corp.	161,680	9,705,650
Target Corp.	29,150	6,746,476
		24,453,949
Consumer Staples (8.1%):
Keurig Dr Pepper, Inc.	529,440	19,515,158
Lamb Weston Holdings, Inc.	96,280	6,102,226
Mondelez International, Inc., Class A	256,560	17,012,494
		42,629,878
Energy (5.1%):
Enterprise Products Partners LP	422,830	9,285,347
Hess Corp.	93,830	6,946,235
Pioneer Natural Resources Co.	41,970	7,633,504
Valero Energy Corp.	38,250	2,872,957
		26,738,043
Financials (20.9%):
Cboe Global Markets, Inc.	103,830	13,539,432
Comerica, Inc.	249,410	21,698,670
Interactive Brokers Group, Inc.	131,120	10,413,550
JPMorgan Chase & Co.	66,430	10,519,191
KeyCorp	280,870	6,496,523
The Progressive Corp.	190,260	19,530,189
U.S. Bancorp	184,860	10,383,586
Willis Towers Watson PLC	76,550	18,179,860
		110,761,001
Health Care (17.3%):
AbbVie, Inc.	98,890	13,389,706
Cigna Corp.	61,430	14,106,171
Humana, Inc.	41,910	19,440,373
Johnson & Johnson	47,520	8,129,246
Medtronic PLC	136,530	14,124,028
Sotera Health Co. (a)	466,510	10,986,311
UnitedHealth Group, Inc.	22,525	11,310,703
		91,486,538
Industrials (11.4%):
Eaton Corp. PLC	30,810	5,324,584
Johnson Controls International PLC	33,810	2,749,091
L3Harris Technologies, Inc.	23,790	5,072,980
Leidos Holdings, Inc.	95,050	8,449,945
PACCAR, Inc.	81,130	7,160,534

See notes to financial statements.

30

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Parker-Hannifin Corp.	20,220	$6,432,386
Raytheon Technologies Corp.	58,852	5,064,803
Sensata Technologies Holding PLC (a)	136,320	8,409,581
Union Pacific Corp.	46,530	11,722,303
		60,386,207
Information Technology (8.2%):
Euronet Worldwide, Inc. (a)	85,390	10,175,926
Fidelity National Information Services, Inc.	89,330	9,750,369
FleetCor Technologies, Inc. (a)	32,840	7,350,906
Global Payments, Inc.	120,650	16,309,467
		43,586,668
Materials (5.9%):
Freeport-McMoRan, Inc.	154,750	6,457,718
PPG Industries, Inc.	43,250	7,458,030
Sealed Air Corp.	254,002	17,137,515
		31,053,263
Real Estate (2.8%):
Host Hotels & Resorts, Inc. (a)	850,190	14,784,804
Utilities (7.7%):
Exelon Corp.	252,760	14,599,418
FirstEnergy Corp.	157,850	6,564,981
Vistra Corp.	861,600	19,618,632
		40,783,031
Total Common Stocks (Cost $393,641,086)		510,892,765
Total Investments (Cost $393,641,086) — 96.6%		510,892,765
Other assets in excess of liabilities — 3.4%		17,824,478
NET ASSETS — 100.00%		$528,717,243

(a)  Non-income producing security.

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

31

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (98.3%)
Banks (9.7%):
Citizens Financial Group, Inc.	19,630	$927,517
Comerica, Inc.	17,040	1,482,480
First Horizon Corp.	38,120	622,500
		3,032,497
Capital Markets (5.4%):
Cboe Global Markets, Inc.	7,090	924,536
Federated Hermes, Inc.	20,000	751,600
		1,676,136
Communication Services (3.8%):
Meta Platforms, Inc., Class A (a)	3,470	1,167,135
Consumer Discretionary (5.3%):
Carter's, Inc.	8,740	884,663
LKQ Corp.	12,570	754,577
		1,639,240
Consumer Staples (5.0%):
Keurig Dr Pepper, Inc.	41,900	1,544,434
Energy (3.6%):
PDC Energy, Inc.	23,030	1,123,403
Health Care (10.1%):
Cigna Corp.	4,460	1,024,150
Humana, Inc.	2,700	1,252,422
Sotera Health Co. (a)	37,280	877,944
		3,154,516
Industrials (9.4%):
Fluor Corp. (a)	41,480	1,027,460
GrafTech International Ltd.	96,080	1,136,626
Meritor, Inc. (a)	30,890	765,454
		2,929,540
Information Technology (13.4%):
Cognyte Software Ltd. (a)	48,900	766,263
Euronet Worldwide, Inc. (a)	7,620	908,075
Fidelity National Information Services, Inc.	8,730	952,880
NCR Corp. (a)	17,000	683,400
Verint Systems, Inc. (a)	16,660	874,817
		4,185,435
Insurance (11.6%):
Alleghany Corp. (a)	1,730	1,154,931
The Progressive Corp.	9,500	975,175
Willis Towers Watson PLC	6,240	1,481,937
		3,612,043

See notes to financial statements.

32

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Materials (14.4%):
Graphic Packaging Holding Co.	68,510	$1,335,945
Olin Corp.	31,750	1,826,260
Sealed Air Corp.	19,350	1,305,545
		4,467,750
Utilities (6.6%):
Vistra Corp.	89,920	2,047,478
Total Common Stocks (Cost $24,862,039)		30,579,607
Total Investments (Cost $24,862,039) — 98.3%		30,579,607
Other assets in excess of liabilities — 1.7%		544,078
NET ASSETS — 100.00%		$31,123,685

(a)  Non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

33

Victory Portfolios Victory Global Energy Transition Fund	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares or Principal Amount	Value
Common Stocks (92.0%)
Chemicals (8.3%):
Linde PLC	35,872	$12,427,137
Sociedad Quimica y Minera de Chile SA, ADR	231,922	11,695,826
		24,122,963
Financials (0.3%):
Ivanhoe (a) (b) (c)	969,000	804,270
Health Care (0.6%):
Novus PIPE (a) (b) (e) (f) (g) (h) (k)	179,725	1,728,089
Metals & Mining (33.2%):
First Quantum Minerals Ltd.	1,002,606	23,995,006
HudBay Minerals, Inc. (d)	422,265	3,058,149
Lundin Mining Corp.	944,011	7,374,153
Newmont Corp.	158,101	9,805,424
Norsk Hydro ASA	977,725	7,721,483
Rio Tinto PLC, ADR (d)	40,319	2,698,954
Turquoise Hill Resources Ltd. (a)	2,608,571	42,910,993
		97,564,162
Oil, Gas & Consumable Fuels (45.3%):
Antero Resources Corp. (a)	1,116,185	19,533,237
ARC Resources Ltd.	962,123	8,747,956
Cameco Corp. (d)	748,755	16,327,216
Cheniere Energy, Inc.	119,966	12,166,952
PDC Energy, Inc.	158,896	7,750,947
Peyto Exploration & Development Corp.	1,836,652	13,722,613
Range Resources Corp. (a)	928,837	16,561,164
Tourmaline Oil Corp.	425,030	13,724,087
Whitecap Resources, Inc.	4,092,082	24,232,839
		132,767,011
Utilities (4.3%):
NextEra Energy, Inc. (i)	135,351	12,636,369
Total Common Stocks (Cost $163,064,922)		269,622,864
Preferred Stocks (0.6%)
Energy (0.6%):
Energy Vault SA (a) (b) (c)	36,659	1,797,237
Total Preferred Stocks (Cost $1,797,237)		1,797,237
Convertible Corporate Bonds (1.9%)
Financials (1.9%):
Ipulse, 2.00%, 7/31/23 (PIK Exchange Right) (a) (b) (c)	$1,608,540	1,608,540
Ivanhoe, 2.00%, 7/31/23 (a) (b) (c)	4,021,350	4,021,350
Total Convertible Corporate Bonds (Cost $5,629,890)		5,629,890

See notes to financial statements.

34

Victory Portfolios Victory Global Energy Transition Fund	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Collateral for Securities Loaned (1.4%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (j)	96,917	$96,917
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (j)	1,903,460	1,903,460
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (j)	48,366	48,366
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (j)	385,658	385,658
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (j)	1,733,993	1,733,993
Total Collateral for Securities Loaned (Cost $4,168,394)		4,168,394
Total Investments (Cost $174,660,443) — 95.9%		281,218,385
Other assets in excess of liabilities — 4.1%		11,950,438
NET ASSETS — 100.00%		$293,168,823

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2021, illiquid securities were 3.4% of net assets.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 2.8% of net assets as of December 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(d)  All or a portion of this security is on loan.

(e)  This security is held in connection with special purpose acquisition company transactions.

(f)  Restricted security that is not registered under the Securities Act of 1933.

(g)  The following table details the acquisition date and cost of the Fund's restricted securities at December 31, 2021:

Security Name	Acquisition Date	Cost
Novus	9/9/2021	$1,797,250

(h)  Security or portion of security purchased on a forward settlement basis.

(i)  All or a portion of this security has been segregated as collateral for securities purchases on a forward settlement basis.

(j)  Rate disclosed is the daily yield on December 31, 2021.

(k)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.6% of net assets as of December 31, 2021. (See Note 2 in the Notes to Financial Statements)

ADR — American Depositary Receipt

PIK — Payment-in-Kind

PIPE — Private Investment in Public Equity

PLC — Public Limited Company

See notes to financial statements.

35

Victory Portfolios	Statements of Assets and Liabilities December 31, 2021
	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
Assets:
Investments, at value (Cost $286,859,056, $270,702,233 and $393,641,086)	$375,995,421	(a)	$336,086,905	(b)	$510,892,765
Cash	10,944,680		7,583,599		19,071,660
Receivables:
Interest and dividends	306,413		178,977		671,283
Capital shares issued	639,985		62,140		82,885
Investments sold	1,955,622		—		—
From Adviser	24,645		4,615		24,961
Prepaid expenses	31,706		25,837		22,006
Total Assets	389,898,472		343,942,073		530,765,560
Liabilities:
Payables:
Collateral received on loaned securities	7,877,089		8,606,536		—
Investments purchased	3,590,241		—		1,227,957
Capital shares redeemed	983,175		249,914		404,448
Accrued expenses and other payables:
Investment advisory fees	318,831		237,339		217,972
Administration fees	19,423		17,126		26,833
Custodian fees	3,275		6,260		4,014
Transfer agent fees	65,249		64,406		80,111
Compliance fees	225		194		299
12b-1 fees	21,314		20,968		56,994
Other accrued expenses	42,102		40,214		29,689
Total Liabilities	12,920,924		9,242,957		2,048,317
Net Assets:
Capital	281,400,371		259,208,484		386,241,051
Total accumulated earnings/(loss)	95,577,177		75,490,632		142,476,192
Net Assets	$376,977,548		$334,699,116		$528,717,243
Net Assets
Class A	$195,053,234		$188,880,540		$495,890,209
Class C	—		1,397,714		6,229,941
Class R	1,651,831		637,771		6,428,443
Class Y	177,278,485		143,783,091		20,168,650
Member Class	2,993,998		—		—
Total	$376,977,548		$334,699,116		$528,717,243
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	7,272,016		7,174,403		8,989,482
Class C	—		62,441		139,319
Class R	70,557		25,993		117,428
Class Y	6,069,637		5,279,884		367,372
Member Class	111,446		—		—
Total	13,523,656		12,542,721		9,613,601
Net asset value, offering (except Class A) and redemption price per share:
Class A	$26.82		$26.33		$55.16
Class C (c)	—		22.38		44.72
Class R	23.41		24.54		54.74
Class Y	29.21		27.23		54.90
Member Class	26.87		—		—
Maximum Sales Charge — Class A	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$28.46		$27.94		$58.53

(a)  Includes $7,757,416 of securities on loan.

(b)  Includes $8,438,631 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

36

Victory Portfolios	Statements of Assets and Liabilities December 31, 2021
	Victory RS Investors Fund	Victory Global Energy Transition Fund
Assets:
Investments, at value (Cost $24,862,039 and $174,660,443)	$30,579,607	$281,218,385 (a)
Foreign currency, at value (Cost $— and $58,863)	—	51,057
Cash	523,820	18,867,921
Receivables:
Interest and dividends	31,548	442,747
Capital shares issued	2,289	308,846
Investments sold	—	2,398,199
From Adviser	14,527	36,209
Prepaid expenses	23,832	39,935
Total Assets	31,175,623	303,363,299
Liabilities:
Payables:
Collateral received on loaned securities	—	4,168,394
Investments purchased	—	3,713,388
Investments purchased-PIPE settlements	—	1,797,250
Capital shares redeemed	1,514	165,479
Accrued expenses and other payables:
Investment advisory fees	25,930	241,322
Administration fees	1,576	13,801
Custodian fees	628	4,255
Transfer agent fees	6,775	52,702
Compliance fees	18	164
12b-1 fees	2,935	10,030
Other accrued expenses	12,562	27,691
Total Liabilities	51,938	10,194,476
Net Assets:
Capital	25,325,275	2,086,961,754
Total accumulated earnings/(loss)	5,798,410	(1,793,792,931)
Net Assets	$31,123,685	$293,168,823
Net Assets
Class A	$15,038,878	$78,316,580
Class C	2,701,587	3,240,252
Class R	805,827	1,026,034
Class Y	12,577,393	210,585,957
Total	$31,123,685	$293,168,823
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	1,082,184	3,461,876
Class C	229,659	162,161
Class R	67,061	48,410
Class Y	872,826	8,908,293
Total	2,251,730	12,580,740
Net asset value, offering (except Class A) and redemption price per share:
Class A	$13.90	$22.62
Class C (b)	11.76	19.98
Class R	12.02	21.19
Class Y	14.41	23.64
Maximum Sales Charge — Class A	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$14.75	$24.00

(a)  Includes $4,057,601 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

37

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2021
	Victory RS Partners Fund	Victory RS Value Fund	Victory RS Large Cap Alpha Fund
Investment Income:
Dividends	$4,405,801	$4,739,656	$10,415,655
Interest	1,825	1,378	2,250
Securities lending (net of fees)	10,577	7,646	832
Foreign tax withholding	(31,838)	(10,110)	(11,170)
Total Income	4,386,365	4,738,570	10,407,567
Expenses:
Investment advisory fees	3,756,423	2,839,080	2,576,693
Administration fees	207,177	184,262	284,251
Sub-Administration fees	17,000	16,792	16,792
12b-1 fees — Class A	464,994	450,225	1,208,245
12b-1 fees — Class C	—	16,261	80,145
12b-1 fees — Class R	8,075	3,587	31,820
Custodian fees	18,893	20,291	24,299
Transfer agent fees — Class A	252,040	231,006	438,993
Transfer agent fees — Class C	—	3,147	3,989
Transfer agent fees — Class R	3,044	1,857	11,044
Transfer agent fees — Class Y	157,004	153,236	16,700
Transfer agent fees — Member Class	2,634	—	—
Trustees' fees	24,636	22,478	33,556
Compliance fees	2,705	2,421	3,735
Legal and audit fees	29,215	22,591	30,663
State registration and filing fees	59,083	33,116	45,159
Other expenses	62,195	59,590	43,897
Total Expenses	5,065,118	4,059,940	4,849,981
Expenses waived/reimbursed by Adviser	(229,651)	(70,218)	(211,774)
Net Expenses	4,835,467	3,989,722	4,638,207
Net Investment Income (Loss)	(449,102)	748,848	5,769,360
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	80,047,267	67,085,450	79,181,305
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	13,032,470	11,836,881	20,032,914
Net realized/unrealized gains (losses) on investments	93,079,737	78,922,331	99,214,219
Change in net assets resulting from operations	$92,630,635	$79,671,179	$104,983,579

See notes to financial statements.

38

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2021
	Victory RS Investors Fund	Victory Global Energy Transition Fund
Investment Income:
Dividends	$444,004	$3,486,824
Interest	205	49,446
Securities lending (net of fees)	841	11,367
Foreign tax withholding	(476)	(293,818)
Total Income	444,574	3,253,819
Expenses:
Investment advisory fees	305,703	2,591,991
Administration fees	16,862	142,658
Sub-Administration fees	13,500	13,500
12b-1 fees — Class A	36,056	161,696
12b-1 fees — Class C	30,298	28,153
12b-1 fees — Class R	3,713	7,385
Custodian fees	3,911	25,618
Transfer agent fees — Class A	17,015	125,270
Transfer agent fees — Class C	4,411	4,068
Transfer agent fees — Class R	1,294	3,491
Transfer agent fees — Class Y	14,075	189,612
Trustees' fees	3,547	15,279
Compliance fees	221	1,634
Legal and audit fees	8,770	42,630
State registration and filing fees	18,310	29,119
Interfund lending fees	—	302
Other expenses	11,801	45,163
Total Expenses	489,487	3,427,569
Expenses waived/reimbursed by Adviser	(90,433)	(186,151)
Net Expenses	399,054	3,241,418
Net Investment Income (Loss)	45,520	12,401
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	6,937,784	8,906,170
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(144,539)	121,511,876
Net realized/unrealized gains (losses) on investments	6,793,245	130,418,046
Change in net assets resulting from operations	$6,838,765	$130,430,447

See notes to financial statements.

39

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$(449,102)	$1,240,556	$748,848	$718,636	$5,769,360	$5,054,970
Net realized gains (losses) from investments	80,047,267	(11,698,940)	67,085,450	(12,229,730)	79,181,305	(4,201,598)
Net change in unrealized appreciation/ depreciation on investments	13,032,470	(4,653,083)	11,836,881	(9,051,390)	20,032,914	(17,104,453)
Change in net assets resulting from operations	92,630,635	(15,111,467)	79,671,179	(20,562,484)	104,983,579	(16,251,081)
Distributions to Shareholders:
Class A	(28,047,422)	(2,382,023)	(23,751,997)	(3,101,649)	(55,880,468)	(16,466,861)
Class C	—	—	(199,127)	(57,388)	(812,225)	(464,103)
Class R	(261,917)	(24,191)	(83,609)	(13,629)	(699,959)	(206,060)
Class Y	(24,006,515)	(2,572,869)	(17,934,828)	(2,641,513)	(2,330,388)	(617,022)
Member Class (a)	(434,976)	(1,246)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(52,750,830)	(4,980,329)	(41,969,561)	(5,814,179)	(59,723,040)	(17,754,046)
Change in net assets resulting from capital transactions	10,857,122	(81,239,459)	(10,957,822)	(55,511,801)	5,894,424	(52,872,803)
Change in net assets	50,736,927	(101,331,255)	26,743,796	(81,888,464)	51,154,963	(86,877,930)
Net Assets:
Beginning of period	326,240,621	427,571,876	307,955,320	389,843,784	477,562,280	564,440,210
End of period	$376,977,548	$326,240,621	$334,699,116	$307,955,320	$528,717,243	$477,562,280

(a)  Victory RS Partners Fund Member Class commenced operations on November 3, 2020.

(continues on next page)
See notes to financial statements.

40

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$32,378,102	$8,056,549	$12,582,595	$10,671,316	$18,537,698	$15,044,197
Distributions reinvested	27,357,527	2,346,101	23,208,972	3,021,005	54,292,632	16,006,543
Cost of shares redeemed	(38,380,359)	(38,903,637)	(27,845,087)	(43,963,514)	(63,635,769)	(76,615,653)
Total Class A	$21,355,270	$(28,500,987)	$7,946,480	$(30,271,193)	$9,194,561	$(45,564,913)
Class C
Proceeds from shares issued	$—	$—	$93,397	$111,055	$183,579	$228,965
Distributions reinvested	—	—	199,127	57,388	784,649	464,103
Cost of shares redeemed	—	—	(1,731,042)	(1,886,466)	(6,904,121)	(4,905,429)
Total Class C	$—	$—	$(1,438,518)	$(1,718,023)	$(5,935,893)	$(4,212,361)
Class R
Proceeds from shares issued	$102,925	$336,137	$79,653	$58,505	$569,839	$908,104
Distributions reinvested	261,917	24,191	78,836	13,629	695,951	206,047
Cost of shares redeemed	(278,653)	(421,656)	(280,742)	(319,314)	(1,527,178)	(1,850,065)
Total Class R	$86,189	$(61,328)	$(122,253)	$(247,180)	$(261,388)	$(735,914)
Class Y
Proceeds from shares issued	$64,038,117	$28,022,881	$12,404,934	$18,473,898	$4,827,781	$2,949,615
Distributions reinvested	23,949,470	2,567,572	17,722,595	2,604,139	2,275,335	596,266
Cost of shares redeemed	(101,782,209)	(83,363,101)	(47,471,060)	(44,353,442)	(4,205,972)	(5,905,496)
Total Class Y	$(13,794,622)	$(52,772,648)	$(17,343,531)	$(23,275,405)	$2,897,144	$(2,359,615)
Member Class (a)
Proceeds from shares issued	$4,042,884	$94,259	$—	$—	$—	$—
Distributions reinvested	434,976	1,245	—	—	—	—
Cost of shares redeemed	(1,267,575)	—	—	—	—	—
Total Member Class	$3,210,285	$95,504	$—	$—	$—	$—
Change in net assets resulting from capital transactions	$10,857,122	$(81,239,459)	$(10,957,822)	$(55,511,801)	$5,894,424	$(52,872,803)

(a)  Victory RS Partners Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

41

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Share Transactions:
Class A
Issued	1,071,551	411,941	459,952	545,133	327,763	327,242
Reinvested	1,045,777	98,163	900,018	130,384	1,000,925	321,465
Redeemed	(1,316,022)	(1,952,159)	(1,031,826)	(2,185,810)	(1,117,937)	(1,663,736)
Total Class A	801,306	(1,442,055)	328,144	(1,510,293)	210,751	(1,015,029)
Class C
Issued	—	—	3,951	6,149	3,697	6,096
Reinvested	—	—	9,118	2,840	17,967	11,226
Redeemed	—	—	(77,404)	(105,185)	(151,544)	(129,105)
Total Class C	—	—	(64,335)	(96,196)	(129,880)	(111,783)
Class R
Issued	3,946	19,278	3,060	3,076	10,041	19,865
Reinvested	11,467	1,131	3,293	625	12,969	4,172
Redeemed	(10,507)	(23,375)	(10,767)	(16,873)	(26,224)	(40,294)
Total Class R	4,906	(2,966)	(4,414)	(13,172)	(3,214)	(16,257)
Class Y
Issued	1,974,973	1,326,866	451,850	931,019	81,687	60,906
Reinvested	839,425	100,022	663,195	109,188	42,077	12,016
Redeemed	(3,210,913)	(3,844,005)	(1,681,077)	(2,139,626)	(74,261)	(133,707)
Total Class Y	(396,515)	(2,417,117)	(566,032)	(1,099,419)	49,503	(60,785)
Member Class (a)
Issued	132,546	4,173	—	—	—	—
Reinvested	16,583	52	—	—	—	—
Redeemed	(41,908)	—	—	—	—	—
Total Member Class	107,221	4,225	—	—	—	—
Change in Shares	516,918	(3,857,913)	(306,637)	(2,719,080)	127,160	(1,203,854)

(a)  Victory RS Partners Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

42

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Investors Fund		Victory Global Energy Transition Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$45,520	$(32,101)	$12,401	$95,179
Net realized gains (losses) from investments	6,937,784	(2,049,123)	8,906,170	(156,274,442)
Net change in unrealized appreciation/depreciation on investments	(144,539)	(1,336,814)	121,511,876	185,771,622
Change in net assets resulting from operations	6,838,765	(3,418,038)	130,430,447	29,592,359
Distributions to Shareholders:
Class A	(2,084,214)	(38,891)	—	(17,431)
Class C	(430,072)	(11,599)	—	—
Class R	(124,797)	(2,189)	—	—
Class Y	(1,716,122)	(33,498)	(86,748)	(307,837)
Change in net assets resulting from distributions to shareholders	(4,355,205)	(86,177)	(86,748)	(325,268)
Change in net assets resulting from capital transactions	762,677	(12,411,650)	3,720,084	(21,333,904)
Change in net assets	3,246,237	(15,915,865)	134,063,783	7,933,187
Net Assets:
Beginning of period	27,877,448	43,793,313	159,105,040	151,171,853
End of period	$31,123,685	$27,877,448	$293,168,823	$159,105,040

(continues on next page)

See notes to financial statements.

43

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Investors Fund		Victory Global Energy Transition Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$1,456,481	$1,680,515	$45,428,214	$5,505,577
Distributions reinvested	1,959,510	36,157	—	16,618
Cost of shares redeemed	(2,154,752)	(4,654,377)	(36,106,014)	(8,758,422)
Total Class A	$1,261,239	$(2,937,705)	$9,322,200	$(3,236,227)
Class C
Proceeds from shares issued	$115,128	$64,083	$1,198,233	$496,242
Distributions reinvested	430,072	11,513	—	—
Cost of shares redeemed	(1,412,389)	(2,978,451)	(1,858,895)	(1,312,505)
Total Class C	$(867,189)	$(2,902,855)	$(660,662)	$(816,263)
Class R
Proceeds from shares issued	$37,764	$46,519	$1,274,162	$263,387
Distributions reinvested	124,797	2,189	—	—
Cost of shares redeemed	(47,693)	(195,450)	(1,575,801)	(294,240)
Total Class R	$114,868	$(146,742)	$(301,639)	$(30,853)
Class Y
Proceeds from shares issued	$1,797,156	$1,952,154	$102,421,824	$22,164,045
Distributions reinvested	1,711,171	33,328	81,976	288,040
Cost of shares redeemed	(3,254,568)	(8,409,830)	(107,143,615)	(39,702,646)
Total Class Y	$253,759	$(6,424,348)	$(4,639,815)	$(17,250,561)
Change in net assets resulting from capital transactions	$762,677	$(12,411,650)	$3,720,084	$(21,333,904)

(continues on next page)

See notes to financial statements.

44

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Investors Fund		Victory Global Energy Transition Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Share Transactions:
Class A
Issued	99,952	153,026	2,394,815	690,679
Reinvested	143,240	2,876	—	1,375
Redeemed	(147,295)	(460,596)	(1,910,846)	(1,073,725)
Total Class A	95,897	(304,694)	483,969	(381,671)
Class C
Issued	9,121	7,008	78,427	58,179
Reinvested	37,139	1,048	—	—
Redeemed	(111,183)	(311,413)	(133,023)	(179,802)
Total Class C	(64,923)	(303,357)	(54,596)	(121,623)
Class R
Issued	2,913	4,704	83,535	32,115
Reinvested	10,549	196	—	—
Redeemed	(3,805)	(19,506)	(93,632)	(41,381)
Total Class R	9,657	(14,606)	(10,097)	(9,266)
Class Y
Issued	117,213	176,376	5,277,694	2,643,842
Reinvested	120,357	2,572	3,515	22,860
Redeemed	(214,659)	(750,912)	(5,630,485)	(4,779,989)
Total Class Y	22,911	(571,964)	(349,276)	(2,113,287)
Change in Shares	63,542	(1,194,621)	70,000	(2,625,847)

See notes to financial statements.

45

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory RS Partners Fund
Class A
Year Ended December 31:
2021	$24.21	(0.09)	7.14		7.05	—	(4.44)
2020	$24.47	0.04	0.07	(e)	0.11	—	(0.37)
2019	$20.66	0.12	6.12		6.24	(0.21)	(2.22)
2018	$29.21	0.04	(3.52)		(3.48)	(0.08)	(4.99)
2017	$31.58	(0.25)	4.78		4.53	—	(6.90)
Class R
Year Ended December 31:
2021	$21.65	(0.17)	6.37		6.20	—	(4.44)
2020	$22.01	(0.03)	0.04	(e)	0.01	—	(0.37)
2019	$18.79	0.03	5.55		5.58	(0.14)	(2.22)
2018	$27.09	(0.04)	(3.27)		(3.31)	—	(4.99)
2017	$29.84	(0.44)	4.59		4.15	—	(6.90)
Class Y
Year Ended December 31:
2021	$25.99	0.02	7.69		7.71	(0.05)	(4.44)
2020	$26.17	0.12	0.07	(e)	0.19	—	(0.37)
2019	$21.94	0.21	6.52		6.73	(0.28)	(2.22)
2018	$30.67	0.14	(3.71)		(3.57)	(0.17)	(4.99)
2017	$32.75	(0.04)	4.86		4.82	—	(6.90)
Member Class
Year Ended:
December 31, 2021	$24.22	(0.04)	7.17		7.13	(0.04)	(4.44)
November 3, 2020(g) through December 31, 2020	$19.64	0.01	4.94	(e)	4.95	—	(0.37)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)  Reflects an increase in trading activity due to asset allocation shifts.

(g)  Commencement of operations.

See notes to financial statements.

46

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS Partners Fund
Class A
Year Ended December 31:
2021	(4.44)	$26.82	29.58%	1.45%	(0.29)%	1.49%	$195,053	64%
2020	(0.37)	$24.21	0.46%	1.45%	0.20%	1.53%	$156,629	108	%(f)
2019	(2.43)	$24.47	30.69%	1.45%	0.49%	1.52%	$193,630	57%
2018	(5.07)	$20.66	(12.04)%	1.45%	0.14%	1.52%	$175,723	62%
2017	(6.90)	$29.21	14.21%	1.45%	(0.75)%	1.50%	$259,050	38%
Class R
Year Ended December 31:
2021	(4.44)	$23.41	29.15%	1.81%	(0.65)%	2.48%	$1,652	64%
2020	(0.37)	$21.65	0.06%	1.81%	(0.15)%	2.87%	$1,421	108	%(f)
2019	(2.36)	$22.01	30.26%	1.81%	0.12%	2.63%	$1,510	57%
2018	(4.99)	$18.79	(12.39)%	1.81%	(0.16)%	2.37%	$1,207	62%
2017	(6.90)	$27.09	13.81%	1.81%	(1.40)%	2.28%	$2,168	38%
Class Y
Year Ended December 31:
2021	(4.49)	$29.21	30.03%	1.12%	0.05%	1.19%	$177,278	64%
2020	(0.37)	$25.99	0.77%	1.12%	0.54%	1.23%	$168,087	108	%(f)
2019	(2.50)	$26.17	31.18%	1.12%	0.82%	1.21%	$232,432	57%
2018	(5.16)	$21.94	(11.77)%	1.12%	0.48%	1.19%	$250,709	62%
2017	(6.90)	$30.67	14.59%	1.12%	(0.11)%	1.21%	$349,022	38%
Member Class
Year Ended:
December 31, 2021	(4.48)	$26.87	29.90%	1.25%	(0.14)%	3.05%	$2,994	64%
November 3, 2020(g) through December 31, 2020	(0.37)	$24.22	25.22%	1.25%	0.36%	33.63%	$102	108%

(continues on next page)

See notes to financial statements.

47

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory RS Value Fund
Class A
Year Ended December 31:
2021	$23.68	0.03	6.34	6.37	(0.11)	(3.61)
2020	$24.79	0.03	(0.68)	(0.65)	—	(0.46)
2019	$20.28	0.07	6.28	6.35	(0.14)	(1.70)
2018	$26.21	0.06	(2.85)	(2.79)	(0.14)	(3.00)
2017	$27.94	0.03	4.80	4.83	(0.04)	(6.52)
Class C
Year Ended December 31:
2021	$20.65	(0.16)	5.50	5.34	—	(3.61)
2020	$21.85	(0.11)	(0.63)	(0.74)	—	(0.46)
2019	$18.08	(0.11)	5.58	5.47	—	(1.70)
2018	$23.76	(0.13)	(2.55)	(2.68)	—	(3.00)
2017	$26.01	(0.08)	4.35	4.27	—	(6.52)
Class R
Year Ended December 31:
2021	$22.27	(0.07)	5.95	5.88	— (c)	(3.61)
2020	$23.44	(0.05)	(0.66)	(0.71)	—	(0.46)
2019	$19.26	(0.03)	5.95	5.92	(0.04)	(1.70)
2018	$25.06	(0.03)	(2.72)	(2.75)	(0.05)	(3.00)
2017	$27.03	(0.03)	4.58	4.55	—	(6.52)
Class Y
Year Ended December 31:
2021	$24.38	0.10	6.53	6.63	(0.17)	(3.61)
2020	$25.45	0.08	(0.69)	(0.61)	—	(0.46)
2019	$20.77	0.13	6.44	6.57	(0.19)	(1.70)
2018	$26.77	0.13	(2.92)	(2.79)	(0.21)	(3.00)
2017	$28.40	0.06	4.94	5.00	(0.11)	(6.52)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

48

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Value Fund
Class A
Year Ended December 31:
2021	(3.72)	$26.33	27.31%	1.30%	0.12%	1.34%	$188,881	69%
2020	(0.46)	$23.68	(2.59)%	1.30%	0.14%	1.37%	$162,145	73%
2019	(1.84)	$24.79	31.35%	1.30%	0.28%	1.35%	$207,200	54%
2018	(3.14)	$20.28	(10.75)%	1.30%	0.24%	1.34%	$179,535	65%
2017	(6.56)	$26.21	17.41%	1.30%	0.09%	1.33%	$239,994	64%
Class C
Year Ended December 31:
2021	(3.61)	$22.38	26.28%	2.07%	(0.67)%	2.33%	$1,398	69%
2020	(0.46)	$20.65	(3.35)%	2.07%	(0.62)%	2.60%	$2,618	73%
2019	(1.70)	$21.85	30.32%	2.07%	(0.50)%	2.29%	$4,872	54%
2018	(3.00)	$18.08	(11.41)%	2.07%	(0.54)%	2.14%	$9,428	65%
2017	(6.52)	$23.76	16.53%	2.07%	(0.30)%	2.08%	$16,916	64%
Class R
Year Ended December 31:
2021	(3.61)	$24.54	26.77%	1.69%	(0.27)%	1.80%	$638	69%
2020	(0.46)	$22.27	(2.95)%	1.69%	(0.23)%	4.03%	$677	73%
2019	(1.74)	$23.44	30.89%	1.69%	(0.13)%	3.47%	$1,022	54%
2018	(3.05)	$19.26	(11.12)%	1.69%	(0.11)%	2.82%	$1,019	65%
2017	(6.52)	$25.06	16.95%	1.69%	(0.11)%	2.29%	$1,625	64%
Class Y
Year Ended December 31:
2021	(3.78)	$27.23	27.57%	1.06%	0.36%	1.06%	$143,783	69%
2020	(0.46)	$24.38	(2.37)%	1.06%	0.38%	1.10%	$142,515	73%
2019	(1.89)	$25.45	31.69%	1.06%	0.51%	1.07%	$176,749	54%
2018	(3.21)	$20.77	(10.54)%	1.06%	0.49%	1.06%	$166,538	65%
2017	(6.63)	$26.77	17.71%	1.06%	0.20%	1.06%	$247,528	64%

(continues on next page)

See notes to financial statements.

49

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory RS Large Cap Alpha Fund
Class A
Year Ended December 31:
2021	$50.59	0.65	10.81	11.46	(0.57)	(6.32)
2020	$53.11	0.52	(1.12)	(0.60)	(0.15)	(1.77)
2019	$42.20	0.51	12.44	12.95	(0.37)	(1.67)
2018	$56.61	0.44	(5.67)	(5.23)	(0.38)	(8.80)
2017	$51.86	0.38	9.10	9.48	— (c)	(4.73)
Class C
Year Ended December 31:
2021	$42.07	0.13	8.97	9.10	(0.13)	(6.32)
2020	$44.70	0.14	(1.00)	(0.86)	—	(1.77)
2019	$35.78	0.10	10.50	10.60	(0.01)	(1.67)
2018	$49.50	(0.03)	(4.89)	(4.92)	— (c)	(8.80)
2017	$46.22	(0.04)	8.05	8.01	—	(4.73)
Class R
Year Ended December 31:
2021	$50.28	0.43	10.73	11.16	(0.38)	(6.32)
2020	$52.83	0.35	(1.13)	(0.78)	—	(1.77)
2019	$42.01	0.32	12.36	12.68	(0.19)	(1.67)
2018	$56.35	0.22	(5.61)	(5.39)	(0.15)	(8.80)
2017	$51.83	0.18	9.07	9.25	—	(4.73)
Class Y
Year Ended December 31:
2021	$50.37	0.78	10.76	11.54	(0.69)	(6.32)
2020	$52.87	0.62	(1.10)	(0.48)	(0.25)	(1.77)
2019	$42.01	0.61	12.38	12.99	(0.46)	(1.67)
2018	$56.38	0.55	(5.64)	(5.09)	(0.48)	(8.80)
2017	$51.66	0.49	9.07	9.56	(0.11)	(4.73)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

50

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Large Cap Alpha Fund
Class A
Year Ended December 31:
2021	(6.89)	$55.16	23.00%	0.89%	1.13%	0.93%	$495,890	52%
2020	(1.92)	$50.59	(1.03)%	0.89%	1.13%	0.95%	$444,160	95%
2019	(2.04)	$53.11	30.73%	0.89%	1.03%	0.95%	$520,159	51%
2018	(9.18)	$42.20	(9.31)%	0.89%	0.77%	0.93%	$439,035	59%
2017	(4.73)	$56.61	18.32%	0.89%	0.68%	0.94%	$540,762	55%
Class C
Year Ended December 31:
2021	(6.45)	$44.72	22.05%	1.69%	0.27%	1.80%	$6,230	52%
2020	(1.77)	$42.07	(1.85)%	1.69%	0.37%	1.79%	$11,326	95%
2019	(1.68)	$44.70	29.70%	1.69%	0.24%	1.74%	$17,028	51%
2018	(8.80)	$35.78	(10.03)%	1.69%	(0.06)%	1.75%	$18,227	59%
2017	(4.73)	$49.50	17.36%	1.69%	(0.08)%	1.71%	$29,771	55%
Class R
Year Ended December 31:
2021	(6.70)	$54.74	22.55%	1.26%	0.75%	1.44%	$6,428	52%
2020	(1.77)	$50.28	(1.41)%	1.26%	0.77%	1.50%	$6,066	95%
2019	(1.86)	$52.83	30.23%	1.26%	0.66%	1.48%	$7,232	51%
2018	(8.95)	$42.01	(9.63)%	1.26%	0.38%	1.40%	$6,348	59%
2017	(4.73)	$56.35	17.87%	1.26%	0.33%	1.42%	$10,229	55%
Class Y
Year Ended December 31:
2021	(7.01)	$54.90	23.28%	0.68%	1.35%	0.68%	$20,169	52%
2020	(2.02)	$50.37	(0.83)%	0.68%	1.34%	0.82%	$16,011	95%
2019	(2.13)	$52.87	30.99%	0.68%	1.24%	0.78%	$20,021	51%
2018	(9.28)	$42.01	(9.11)%	0.68%	0.96%	0.75%	$21,827	59%
2017	(4.84)	$56.38	18.56%	0.68%	0.88%	0.72%	$33,638	55%

(continues on next page)
See notes to financial statements.

51

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains from Investments
Victory RS Investors Fund
Class A
Year Ended December 31:
2021	$12.84	0.02	3.25	3.27	—	(c)	(2.21)
2020	$13.10	(0.01)	(0.21)	(0.22)	—		(0.04)
2019	$10.68	— (c)	2.99	2.99	—		(0.57)
2018	$13.86	— (c)	(1.27)	(1.27)	—		(1.91)
2017	$13.65	(0.03)	2.23	2.20	—		(1.99)
Class C
Year Ended December 31:
2021	$11.22	(0.08)	2.83	2.75	—		(2.21)
2020	$11.54	(0.08)	(0.20)	(0.28)	—		(0.04)
2019	$9.53	(0.08)	2.66	2.58	—		(0.57)
2018	$12.68	(0.10)	(1.14)	(1.24)	—		(1.91)
2017	$12.73	(0.19)	2.13	1.94	—		(1.99)
Class R
Year Ended December 31:
2021	$11.41	(0.06)	2.88	2.82	—		(2.21)
2020	$11.72	(0.07)	(0.20)	(0.27)	—		(0.04)
2019	$9.66	(0.07)	2.70	2.63	—		(0.57)
2018	$12.81	(0.08)	(1.16)	(1.24)	—		(1.91)
2017	$12.83	(0.17)	2.14	1.97	—		(1.99)
Class Y
Year Ended December 31:
2021	$13.24	0.06	3.36	3.42	(0.04)		(2.21)
2020	$13.47	0.02	(0.21)	(0.19)	—		(0.04)
2019	$10.94	0.03	3.07	3.10	—		(0.57)
2018	$14.10	0.03	(1.28)	(1.25)	—		(1.91)
2017	$13.82	0.03	2.24	2.27	—		(1.99)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

52

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Investors Fund
Class A
Year Ended December 31:
2021	(2.21)	$13.90	25.74%	1.33%	0.13%	1.66%	$15,039	68%
2020	(0.04)	$12.84	(1.68)%	1.33%	(0.08)%	1.71%	$12,663	66%
2019	(0.57)	$13.10	28.01%	1.33%	0.03%	1.62%	$16,906	64%
2018	(1.91)	$10.68	(9.36)%	1.33%	(0.03)%	1.58%	$15,682	56%
2017	(1.99)	$13.86	16.28%	1.33%	(0.24)%	1.54%	$20,419	80%
Class C
Year Ended December 31:
2021	(2.21)	$11.76	24.78%	2.07%	(0.64)%	2.42%	$2,702	68%
2020	(0.04)	$11.22	(2.43)%	2.07%	(0.85)%	2.75%	$3,306	66%
2019	(0.57)	$11.54	27.08%	2.07%	(0.73)%	2.54%	$6,898	64%
2018	(1.91)	$9.53	(10.08)%	2.07%	(0.82)%	2.44%	$7,282	56%
2017	(1.99)	$12.68	15.48%	2.07%	(1.42)%	2.35%	$11,149	80%
Class R
Year Ended December 31:
2021	(2.21)	$12.02	25.00%	1.95%	(0.49)%	1.96%	$806	68%
2020	(0.04)	$11.41	(2.30)%	1.95%	(0.71)%	4.41%	$655	66%
2019	(0.57)	$11.72	27.24%	1.95%	(0.59)%	3.85%	$844	64%
2018	(1.91)	$9.66	(9.91)%	1.95%	(0.64)%	3.15%	$831	56%
2017	(1.99)	$12.81	15.50%	1.95%	(1.27)%	2.72%	$1,379	80%
Class Y
Year Ended December 31:
2021	(2.25)	$14.41	26.07%	1.05%	0.40%	1.32%	$12,577	68%
2020	(0.04)	$13.24	(1.41)%	1.05%	0.17%	1.50%	$11,253	66%
2019	(0.57)	$13.47	28.35%	1.05%	0.27%	1.43%	$19,146	64%
2018	(1.91)	$10.94	(9.06)%	1.05%	0.18%	1.37%	$14,669	56%
2017	(1.99)	$14.10	16.59%	1.05%	0.19%	1.25%	$27,131	80%

(continues on next page)

See notes to financial statements.

53

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Victory Global Energy Transition Fund
Class A
Year Ended December 31:
2021	$12.36	(0.04)	10.30	10.26	—	—
2020	$9.71	(0.01)	2.67	2.66	(0.01)	(0.01)
2019	$12.86	— (c)	(3.15)	(3.15)	—	—
2018	$23.73	(0.14)	(10.73)	(10.87)	—	—
2017	$23.49	(0.22)	0.46	0.24	—	—
Class C
Year Ended December 31:
2021	$11.00	(0.17)	9.15	8.98	—	—
2020	$8.71	(0.07)	2.36	2.29	—	—
2019	$11.63	(0.08)	(2.84)	(2.92)	—	—
2018	$21.63	(0.28)	(9.72)	(10.00)	—	—
2017	$21.59	(0.36)	0.40	0.04	—	—
Class R
Year Ended December 31:
2021	$11.62	(0.12)	9.69	9.57	—	—
2020	$9.16	(0.04)	2.50	2.46	—	—
2019	$12.18	(0.04)	(2.98)	(3.02)	—	—
2018	$22.56	(0.20)	(10.18)	(10.38)	—	—
2017	$22.42	(0.29)	0.43	0.14	—	—
Class Y
Year Ended December 31:
2021	$12.88	0.02	10.75	10.77	(0.01)	(0.01)
2020	$10.11	0.02	2.78	2.80	(0.03)	(0.03)
2019	$13.38	0.03	(3.27)	(3.24)	(0.03)	(0.03)
2018	$24.60	(0.06)	(11.16)	(11.22)	—	—
2017	$24.28	(0.14)	0.46	0.32	—	—

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  Amount is less than 0.005%.

(e)  Portfolio turnover increased due to change within the portfolio holdings during the year.

See notes to financial statements.

54

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses	Net Investment Income (Loss)		Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Global Energy Transition Fund
Class A
Year Ended December 31:
2021	$22.62	83.01%	1.48%	(0.21)%		1.58%	$78,317	79%
2020	$12.36	27.35%	1.48%	(0.15)%		1.79%	$36,803	46%
2019	$9.71	(24.49)%	1.48%	—	%(d)	1.69%	$32,630	24%
2018	$12.86	(45.81)%	1.48%	(0.65)%		1.54%	$64,001	26%
2017	$23.73	1.02%	1.48%	(0.93)%		1.55%	$262,455	57	%(e)
Class C
Year Ended December 31:
2021	$19.98	81.64%	2.28%	(1.02)%		2.41%	$3,240	79%
2020	$11.00	26.29%	2.28%	(0.92)%		3.32%	$2,385	46%
2019	$8.71	(25.11)%	2.28%	(0.81)%		2.75%	$2,949	24%
2018	$11.63	(46.26)%	2.28%	(1.42)%		2.38%	$6,939	26%
2017	$21.63	0.23%	2.28%	(1.72)%		2.35%	$20,428	57	%(e)
Class R
Year Ended December 31:
2021	$21.19	82.36%	1.86%	(0.70)%		1.89%	$1,026	79%
2020	$11.62	26.86%	1.86%	(0.51)%		5.74%	$680	46%
2019	$9.16	(24.79)%	1.86%	(0.37)%		4.31%	$621	24%
2018	$12.18	(46.01)%	1.86%	(0.99)%		2.50%	$920	26%
2017	$22.56	0.62%	1.86%	(1.31)%		2.20%	$2,442	57	%(e)
Class Y
Year Ended December 31:
2021	$23.64	83.62%	1.15%	0.10%		1.21%	$210,586	79%
2020	$12.88	27.73%	1.15%	0.18%		1.28%	$119,237	46%
2019	$10.11	(24.25)%	1.15%	0.27%		1.26%	$114,972	24%
2018	$13.38	(45.63)%	1.15%	(0.29)%		1.20%	$393,581	26%
2017	$24.60	1.36%	1.15%	(0.58)%		1.19%	$1,126,533	57	%(e)

See notes to financial statements.

55

Victory Portfolios	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 41 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following five Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund, with the exception of RS Investors Fund and Global Energy Transition Fund (formerly, Global Natural Resources Fund), is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS Partners Fund	RS Partners Fund	A, R, Y, and Member Class
Victory RS Value Fund	RS Value Fund	A, C, R, and Y
Victory RS Large Cap Alpha Fund	RS Large Cap Alpha Fund	A, C, R, and Y
Victory RS Investors Fund	RS Investors Fund	A, C, R, and Y
Victory Global Energy Transition Fund (Formerly Victory Global Natural Resources Fund)	Global Energy Transition Fund	A, C, R, and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

56

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs") American Depositary Receipts ("ADRs"), and Private Investments in Public Equities, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
RS Partners Fund
Common Stocks	$367,530,963	$—	$—	$367,530,963
Preferred Stocks	—	—	587,369	587,369
Collateral for Securities Loaned	7,877,089	—	—	7,877,089
Total	$375,408,052	$—	$587,369	$375,995,421
RS Value Fund
Common Stocks	$327,480,369	$—	$—	$327,480,369
Collateral for Securities Loaned	8,606,536	—	—	8,606,536
Total	$336,086,905	$—	$—	$336,086,905
RS Large Cap Alpha Fund
Common Stocks	$510,892,765	$—	$—	$510,892,765
Total	$510,892,765	$—	$—	$510,892,765
RS Investors Fund
Common Stocks	$30,579,607	$—	$—	$30,579,607
Total	$30,579,607	$—	$—	$30,579,607
Global Energy Transition Fund
Common Stocks	$267,090,505	$1,728,089	$804,270	$269,622,864
Preferred Stocks	—	—	1,797,237	1,797,237
Convertible Corporate Bonds	—	—	5,629,890	5,629,890
Collateral for Securities Loaned	4,168,394	—	—	4,168,394
Total	$271,258,899	$1,728,089	$8,231,397	$281,218,385

57

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

For the year ended December 31, 2021, there were no transfers in or out of Level 3.

As of December 31, 2021, there were no significant Level 3 holdings for RS Partners Fund, RS Value Fund, and RS Large Cap Alpha Fund.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Global Energy Transition Fund
Balance as of December 31, 2020	$—
Accrued discount (premium)	—
Realized Gain (Loss)	—
Change in Unrealized Appreciation/Depreciation	—
Purchases	8,231
Sales Proceeds	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2021	$8,231

Global Energy Transition Fund

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
Assets	Fair Value at December 31, 2021 ($ in 000's)	Valuation Technique(s)	Significant Unobservable Input(s)	Input Value
Equity Securities:
Common Stocks	$804	Last Transaction Price	Transaction Price(a)	$0.83
Preferred Stocks	$1,797	Last Transaction Price	Transaction Price(a)	$49.03
Bonds:
Convertible Securities	$5,630	Last Transaction Price	Transaction Price(a)	$1,000.00

(a)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

Significant increases (decreases) to transaction price would result in a significantly higher (lower) fair value measurements.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Special Purpose Acquisition Companies ("SPAC"):

The Funds may invest in stock, warrants and other securities of special purpose acquisition companies ("SPACs"). A SPAC typically is a publicly traded company that raises funds through an initial public offering ("IPO") for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC's IPO. If a Fund purchases shares of a SPAC in an IPO it generally will bear a sales commission, which may be significant. The securities of a SPAC are often issued in "units" that include one share of common stock and one right or warrant (or partial right or warrant) conveying

58

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC's shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.

Private Investments in Public Equities:

The Funds may acquire common stock or a security convertible into common stock, such as a warrant or convertible preferred stock, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act. These transactions are commonly referred to as a private placement in a publicly-held company, or "PIPE." The issuer's common stock is usually publicly traded on a U.S. securities exchange or in the over-the-counter market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer's common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register, within an agreed upon period of time for public resale under the U.S. securities laws, the common stock or the shares of common stock issuable upon conversion of the convertible securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the issuer's securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g. warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During

59

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Funds' securities lending transactions as of December 31, 2021.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
RS Partners Fund	$7,757,416	$—	$7,877,089
RS Value Fund	8,438,631	—	8,606,536
Global Energy Transition Fund	4,057,601	—	4,168,394

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

For the year ended December 31, 2021, the Funds did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are

60

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows:

	Excluding U.S. Government Securities
	Purchases	Sales
RS Partners Fund	$232,077,728	$283,502,815
RS Value Fund	222,781,077	279,334,428
RS Large Cap Alpha Fund	260,193,081	323,460,383
RS Investors Funds	20,003,197	23,987,688
Global Energy Transition Fund	188,279,882	189,920,431

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

VCM has entered into a Sub-Advisory Agreement with SailingStone Capital Partners LLC ("SailingStone"). SailingStone is responsible for providing day-to-day investment advisory services to the Global Energy Transition Fund, subject to the oversight of the Board. Sub-investment advisory fees paid by VCM to SailingStone do not represent a separate or additional expense to the Funds.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

Flat Rate
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
Global Energy Transition Fund	1.00%

Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion	$15 billion – $30 billion	Over $30 billion
0.08%, plus	0.05%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Administration fees.

61

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II, and USAA Mutual Funds (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class. Victory Capital Transfer Agency, Inc. receives no fee or other compensation for these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee up to the annual rate shown in the table below:

	Class A	Class C	Class R
RS Partners Fund	0.25%	N/A	0.50%
RS Value Fund	0.25%	1.00%	0.50%
RS Large Cap Alpha Fund	0.25%	1.00%	0.50%
RS Investors Fund	0.25%	1.00%	0.50%
Global Energy Transition Fund	0.25%	1.00%	0.50%

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sale of the Class A. For the year ended December 31, 2021, the Distributor received $20,172 from commissions earned on the sale of Class A.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that

62

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limits (excluding voluntary waivers) are as follows:

	In effect until April 30, 2022
	Class A	Class C	Class R	Class Y	Member Class
RS Partners Fund	1.45%	N/A	1.81%	1.12%	1.25%
RS Value Fund	1.30%	2.07%	1.69%	1.06%	N/A
RS Large Cap Alpha Fund	0.89%	1.69%	1.26%	0.68%	N/A
RS Investors Fund	1.33%	2.07%	1.95%	1.05%	N/A
Global Energy Transition Fund	1.48%	2.28%	1.86%	1.15%	N/A

Under the terms of the expense limitation agreements, amended May 1, 2021, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Funds were permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that repayments are not probable at December 31, 2021.

	Expires 2022	Expires 2023	Expires 2024	Total
RS Partners Fund	$344,191	$316,786	$229,651	$890,628
RS Value Fund	154,554	199,071	70,218	423,843
RS Large Cap Alpha Fund	327,684	314,607	211,774	854,065
RS Investors Fund	162,310	146,600	90,433	399,343
Global Energy Transition Fund	429,505	234,015	186,151	849,671

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Equity Risk — An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

Private Investments in Public Equities Risk — The risks associated with PIPE transactions that a Fund invests is that the issuer may be unable to register the shares for public resale in a timely manner or

63

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

at all, in which case the shares may be sold only in a privately negotiated transaction, typically at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer's securities may nevertheless be "thin" or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible. While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the 1933 Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.

Special Purpose Acquisition Company Risk — An investment in a SPAC is subject to a variety of risks, including that (1) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (2) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (3) an attractive acquisition or merger target may not be identified at all or a proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (4) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (5) the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (6) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (7) while a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid and there can be no assurance that a market will develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value, (8) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; and (9) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested.

Sector Risk — To the extent the Funds focus in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Funds' investments and could make the Funds' performance more volatile. For example, the values of companies in the Information Technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Concentration Risk — The Global Energy Transition Fund (herein, the "Fund") may concentrate its investments in a particular industry, as the term "concentration is used in the 1940 Act. Concentrating investments in the Natural Resources sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they cause the Fund's cash position or cash requirements to exceed normal levels.

Natural Resources Investment Risk — Investment in companies in natural resources industries (including those in the energy sector) can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. For example, the COVID-19 pandemic has drastically reduced the demand for various natural resources and has drastically increased the price volatility of natural resources and companies within the natural resources industry. An extended period of reduced (or negative) prices may significantly lengthen the

64

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

time that companies within the natural resources industries would need to recover after a stabilization of prices. Investments in interests in gas or mineral exploration or development programs, including pipelines, may be held through master limited partnerships, which are generally subject to many of the risks that apply to partnerships and may also be subject to certain tax risks.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the year ended December 31, 2021, were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
Global Energy Transition Fund	Borrower	$—	$6,334,000	3	0.58%	$6,334,000

*  For the year ended December 31, 2021, based on the number of days borrowings were outstanding.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
RS Partners Fund	Annually	Annually
RS Value Fund	Annually	Annually
RS Large Cap Alpha Fund	Annually	Annually
RS Investors Fund	Annually	Annually
Global Energy Transition Fund	Annually	Annually

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2021, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Accumulated Earnings/(Loss)	Capital
RS Partners Fund	$(9,706,847)	$9,706,847
RS Value Fund	(4,124,475)	4,124,475
RS Large Cap Alpha Fund	(3,482,070)	3,482,070
RS Investors Fund	(357,640)	357,640
Global Energy Transition Fund	5,906	(5,906)

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

	Year Ended December 31, 2021
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS Partners Fund	$21,530,003	$31,220,827	$52,750,830
RS Value Fund	10,573,513	31,396,048	41,969,561
RS Large Cap Alpha Fund	27,811,743	31,911,297	59,723,040
RS Investors Fund	1,283,871	3,071,334	4,355,205
Global Energy Transition Fund	86,748	—	86,748
	Year Ended December 31, 2020
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS Partners Fund	$11	$4,980,318	$4,980,329
RS Value Fund	5	5,814,174	5,814,179
RS Large Cap Alpha Fund	1,415,308	16,338,738	17,754,046
RS Investors Fund	—	86,177	86,177
Global Energy Transition Fund	325,268	—	325,268

66

Victory Portfolios	Notes to Financial Statements — continued December 31, 2021

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
RS Partners Fund	$—	$8,390,677	$8,390,677	$—	$—	$87,186,500	$95,577,177
RS Value Fund	1,674,095	8,969,328	10,643,423	—	—	64,847,209	75,490,632
RS Large Cap Alpha Fund	8,766,492	16,449,490	25,215,982	—	—	117,260,210	142,476,192
RS Investors Fund	31,223	81,649	112,872	—	—	5,685,538	5,798,410
Global Energy Transition Fund	—	—	—	(1,823,189,805)	(6,381)	29,403,255	(1,793,792,931)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and partnership basis adjustments.

At December 31, 2021, the Funds had net capital loss carryforwards as shown in the table below, which are not subject to expiration. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

	Short Term Amount	Long Term Amount	Total
Global Energy Transition Fund	$—	$1,823,189,805	$1,823,189,805

During the tax year ended December 31, 2021, the following Funds utilized capital loss carryforwards:

RS Partners Fund	$9,264,242
RS Value Fund	11,866,659
RS Large Cap Alpha Fund	574,294
RS Investors Fund	2,106,442
Global Energy Transition Fund	5,099,724

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Partners Fund	$288,808,921	$96,427,241	$(9,240,741)	$87,186,500
RS Value Fund	271,239,696	69,656,045	(4,808,836)	64,847,209
RS Large Cap Alpha Fund	393,632,555	123,711,490	(6,451,280)	117,260,210
RS Investors Fund	24,894,069	6,357,977	(672,439)	5,685,538
Global Energy Transition Fund	251,816,606	107,047,219	(77,645,440)	29,401,779

67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund, and Victory Global Energy Transition Fund (formerly Victory Global Natural Resources Fund) (the "Funds"), each a series of Victory Portfolios, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2022

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 41 portfolios in the Trust, eight portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

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Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Vice Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
RS Partners Fund
Class A	$1,000.00	$1,033.70	$1,017.90	$7.43	$7.38	1.45%
Class R	1,000.00	1,031.80	1,016.08	9.27	9.20	1.81%
Class Y	1,000.00	1,035.50	1,019.56	5.75	5.70	1.12%
Member Class	1,000.00	1,034.90	1,018.90	6.41	6.36	1.25%
RS Value Fund
Class A	1,000.00	1,071.30	1,018.65	6.79	6.61	1.30%
Class C	1,000.00	1,066.60	1,014.77	10.78	10.51	2.07%
Class R	1,000.00	1,069.10	1,016.69	8.81	8.59	1.69%
Class Y	1,000.00	1,072.10	1,019.86	5.54	5.40	1.06%

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	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
RS Large Cap Alpha Fund
Class A	$1,000.00	$1,053.10	$1,020.72	$4.61	$4.53	0.89%
Class C	1,000.00	1,049.00	1,016.69	8.73	8.59	1.69%
Class R	1,000.00	1,051.20	1,018.85	6.51	6.41	1.26%
Class Y	1,000.00	1,054.30	1,021.78	3.52	3.47	0.68%
RS Investors Fund
Class A	1,000.00	1,066.40	1,018.50	6.93	6.77	1.33%
Class C	1,000.00	1,062.30	1,014.77	10.76	10.51	2.07%
Class R	1,000.00	1,063.50	1,015.38	10.14	9.91	1.95%
Class Y	1,000.00	1,067.90	1,019.91	5.47	5.35	1.05%
Global Energy Transition Fund
Class A	1,000.00	1,105.60	1,017.74	7.85	7.53	1.48%
Class C	1,000.00	1,100.80	1,013.71	12.07	11.57	2.28%
Class R	1,000.00	1,103.10	1,015.83	9.86	9.45	1.86%
Class Y	1,000.00	1,107.70	1,019.41	6.11	5.85	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

For the year ended December 31, 2021, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
RS Partners Fund	18%
RS Value Fund	30%
RS Large Cap Alpha Fund	40%
RS Investors Fund	31%
Global Energy Transition Fund	100%

Dividends qualified for corporate dividends received deductions of:

Percent
RS Partners Fund	16%
RS Value Fund	28%
RS Large Cap Alpha Fund	36%
RS Investors Fund	30%
Global Energy Transition Fund	100%

For the year ended December 31, 2021, the following Funds designated short-term capital gain distributions:

Amount
RS Partners Fund	$23,718,479
RS Value Fund	9,996,921
RS Large Cap Alpha Fund	23,626,563
RS Investors Fund	1,349,946

For the year ended December 31, 2021, the following Funds designated long-term capital gain distributions:

Amount
RS Partners Fund	$37,702,000
RS Value Fund	34,649,902
RS Large Cap Alpha Fund	34,167,241
RS Investors Fund	3,326,346

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2021, were as follows:

	Foreign Source Income	Foreign Tax Expense
Global Energy Transition Fund	$0.19	$0.02

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Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of each of the Funds (the "Advisory Agreement"), and the sub-advisory agreement between SailingStone Capital Partners LLC (the "Sub-Adviser") and the Adviser, on behalf of the Global Energy Transition Fund (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements"), at a meeting, which was called for that purpose, on November 30, 2021. The Board also considered information relating to the Funds and the Agreements provided throughout the year and, more specifically, at the meetings on October 19, 2021 and November 30, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser and Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser and Sub-Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's (or the Sub-Adviser's) operations.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreements should be continued. The Board reviewed numbers factors with respect to each Fund, including the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

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For Funds with total net expense ratios that ranked within the fourth quartile (most expensive) in relation to their peers as evaluated by a consultant, the Board also considered a memorandum that it requested the Adviser to prepare. The Adviser reviewed additional relevant circumstances, which included, among other things, specialized strategies, small or decreasing assets, or rapid or recent changes in peer expense ratios.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services;

•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the Fund and the Sub-Adviser; and

•  Current economic and industry trends.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. The Board retained a consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by the consultant, and a peer group of funds with similar investment strategies selected by that consultant from the universe of comparable funds. The Board reviewed the factors and methodology used by the consultant in the selection of each Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

With respect to the Global Energy Transition Fund, the Board also considered information concerning the fee paid to the Sub-Adviser under the Sub-Advisory Agreement. The Board considered the relative roles and responsibilities of the Adviser and Sub-Adviser with respect to the Fund and noted that, among other things: (1) the sub-advisory fees for the Fund are paid by the Adviser and, therefore, are not a direct expense of the Fund; and (2) the Adviser supervises the Sub-Adviser. The Board also considered the Adviser's representation

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that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services. The Board reviewed fees and other information related to the Sub-Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to either increase or reduce its fee would have no direct impact on the Fund or its shareholders.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Partners Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one- and ten-year periods, outperformed the benchmark index for the three- and five-year periods, underperformed the peer group median for the one-year period, and outperformed the peer group median for the three-, five- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Value Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, underperformed the peer group median for the one- and ten-year periods, and outperformed the peer group median for the three- and five-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Large Cap Alpha Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for one-, three- and ten-year periods, outperformed the benchmark index for the five-year period, and underperformed the peer group median for all periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

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Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual fund; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Investors Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-year period, underperformed the benchmark index for the three-, five- and ten-year periods, outperformed the peer group median for the one- and ten-year periods, and underperformed the peer group median for the three- and five-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual fund; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Global Energy Transition Fund

The Board noted that effective May 1, 2021, the Fund changed its principal investment strategy and name. The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-year period, underperformed the benchmark index for the three-, five- and ten-year periods, outperformed the peer group median for the one-year period and unperformed the peer group median for the three-, five- and ten-year periods. The Board noted its numerous discussions with the Adviser and Sub-Adviser throughout the year, and in prior years, about, among other things, the Fund's investment strategy, the Adviser's and Sub-Adviser's implementation of the strategy, and related market conditions, together with relevant fee and expense considerations. The Board also discussed the steps taken by the Adviser and Sub-Adviser to enhance performance in the future, and the Board's continued monitoring of the Fund's performance.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

78

Victory Portfolios	Supplemental Information — continued December 31, 2021

  (Unaudited)

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to the Global Energy Transition Fund, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in the Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

79

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VPRSVF-AR (12/21)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.
(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2021	2020
(a) Audit Fees (1)	$284,000	$297,500
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	83,250	87,750
(d) All Other Fees (4)	0	3,327

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Cohen & Company, Ltd. for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Cohen & Company, Ltd. reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Cohen & Company, Ltd. for tax compliance, tax advice, international tax fee transactions and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal year ended December 31, 2021, there were no fees billed for professional services rendered by The Funds’ independent registered public accounting firm to the Registrant, other than the services reported in (a) through (c) of this item. For the fiscal year ended December 31, 2020, fees represent the consent related to Member Class Registration Statements as of June 10, 2020, and Review and Consent of the Registration Statements for six portfolios as of August 21, 2020.

Tax fees for 2021 and 2020 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2021	$0
2020	$0

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)         Not applicable.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date__February 24, 2022_________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date_Feburuary 24, 2022__________________

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date_February 24, 2022________________________